UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number     811-03605

                                         Northern Institutional Funds

(Exact name of registrant as specified in charter)

50 South LaSalle Street

                                 Chicago, IL 60603

(Address of principal executive offices) (Zip code)

Lloyd A. Wennlund, President

Northern Institutional Funds

50 South LaSalle Street

                        Chicago, IL 60603

(Name and address of agent for service)

Registrant’s telephone number, including area code:        (312) 557-7547

Date of fiscal year end:  November 30

Date of reporting period:  November 30, 2011

Item 1. Reports to Stockholders.

EQUITY PORTFOLIOS

2	PORTFOLIO MANAGEMENT COMMENTARY

8	STATEMENTS OF ASSETS AND LIABILITIES

10	STATEMENTS OF OPERATIONS

12	STATEMENTS OF CHANGES IN NET ASSETS

14	FINANCIAL HIGHLIGHTS

20	SCHEDULES OF INVESTMENTS

20	INTERNATIONAL EQUITY PORTFOLIO (formerly known as the International Growth Portfolio)

23	INTERNATIONAL EQUITY INDEX PORTFOLIO

39	SMALL COMPANY INDEX PORTFOLIO

65	LARGE CAP GROWTH PORTFOLIO

68	LARGE CAP EQUITY PORTFOLIO

71	EQUITY INDEX PORTFOLIO

80	NOTES TO THE FINANCIAL STATEMENTS

93	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

94	TAX INFORMATION

95	FUND EXPENSES

97	TRUSTEES AND OFFICERS

103	INVESTMENT CONSIDERATIONS

104	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Institutional Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds prospectus, which contains more complete information about Northern Institutional Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions.

Performance of the Portfolios is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

The recent volatility in the stock market has produced short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Portfolio performance may be subject to substantial short-term changes.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Portfolio management strategies from those currently expected to be employed.

Northern Institutional Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101,

not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	1	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

INTERNATIONAL EQUITY PORTFOLIO*	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The International Equity Portfolio’s return of -3.34% for the 12-month period ended November 30, 2011 outpaced the -4.12% return of its benchmark, the MSCI EAFE® Index. In a period that saw significant macro-level volatility, we held to our disciplined approach of performing deep fundamental research on individual companies. Performance versus the benchmark was helped by positive relative contributions from our selections within both the consumer discretionary and industrials sectors, which outweighed negative relative performance in the consumer staples and energy areas.

During the 12-month period, concerns over European sovereign debt led the market to question the adequacy of capital on bank balance sheets, leading securities within the financial sector to trade at a deep discount. In addition, expectations for Chinese economic growth were reduced from the 9-10% range to 6-7%, as fears of a “hard landing” added to global economic uncertainty.

We continue to position the Portfolio with the expectation that markets and returns will normalize over time. Our strategy remains committed to using proprietary research to determine the intrinsic value of companies, uncover opportunities and maintain positions that offer the best risk/reward tradeoffs. While macroeconomic and political forces will impact the psychology of investors, the fundamentals of the companies that we invest in remain solid. We view the current macroeconomic environment as one that creates opportunities to invest as events and headlines cause market participants to overly discount individual securities. Our focus continues to be on employing fundamental research to identify mispriced securities, purchasing equities trading at a significant discount, and selling holdings as they reach the intrinsic values indicated by our research.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2011
TOTAL RETURN	CLASS A SHARES	MSCI EAFE® INDEX
ONE YEAR	–3.34%	–4.12%

FIVE YEAR	–2.17	–3.95

TEN YEAR	5.28	4.83

SINCE INCEPTION	4.55	4.14

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. It is not possible to invest directly in an index.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGER

DOUGLAS MC ELDOWNEY With Northern Trust since 2006

PORTFOLIO FACTS (as of 11/30/11)

TICKER SYMBOL
CLASS A SHARES	BIGAX

INCEPTION DATE
CLASS A SHARES	3/28/94

TOTAL NET ASSETS	$137,564,752

NET ASSET VALUE
CLASS A SHARES	$8.64

GROSS EXPENSE RATIO
CLASS A SHARES	1.22%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
Unlike the Index, the Portfolio’s total returns are reduced by operating expenses, such as transaction costs and management fees.
* Prior to April 1, 2011 the name of the Portfolio was the International Growth Portfolio. Effective April 1, 2011 the Portfolio invests under normal circumstances at least 80% of its net assets in equity securities.

EQUITY PORTFOLIOS	2	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

INTERNATIONAL EQUITY INDEX PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The International Equity Index Portfolio returned -3.40% for the 12-month period ended November 30, 2011, compared to the -4.12% return of its benchmark, the MSCI EAFE® Index. Developed markets significantly outperformed emerging markets, as measured by the MSCI Emerging Markets Index return of -11.54%. The net impact of fair value pricing, transaction costs and Portfolio expenses accounted for the difference in returns between the Portfolio and the Index.

The top-performing countries within the MSCI EAFE® Index for the reporting period were Ireland, Norway and New Zealand, with returns of 20.75%, 8.23% and 7.95%, respectively. The top-performing sectors within the Index for the 12-month period were energy, consumer staples and health care, with returns of 12.00%, 10.02% and 7.21%, respectively.

Early in the reporting period, global equities were supported by better-than-expected earnings and macroeconomic reports. Developed markets in particular were helped by a temporary easing of concerns around the European sovereign debt crisis, as well as increased share buyback and merger and acquisition activity (M&A). By contrast, emerging markets were negatively impacted by increasing unrest in the Middle East as well as by inflation concerns. However, in March a massive earthquake in Japan darkened the outlook for developed economies. Markets stumbled into the second quarter of 2011 due to developments in the sovereign debt crisis, U.S. deficit concerns and mostly weak macroeconomic data. Some positive momentum was restored when the Greek parliament passed austerity measures necessary to receive the next tranche of its bailout package. Any promising sentiment was then negated during the months of August and September as leaders in the U.S. and Europe failed to act meaningfully to resolve underlying macroeconomic issues. Toward the end of the fiscal period, we saw a trend of strengthening equity markets, paired with an increase in volatility and headline sensitivity. Headlines over political turmoil worldwide and the Eurozone crisis continued to jolt global equity markets in both directions on a daily basis. In this vein, news late in the fiscal period of a global effort by central banks to decrease the cost for European banks to borrow U.S. dollars caused the Dow to experience its largest one-day gain since March 2009.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2011
TOTAL RETURN	CLASS A SHARES	MSCI EAFE® INDEX
ONE YEAR	–3.40%	–4.12%

FIVE YEAR	–4.19	–3.95

TEN YEAR	4.69	4.83

SINCE INCEPTION	3.64	3.65

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. It is not possible to invest directly in an index.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGERS

SHAUN MURPHY With Northern Trust since 2004

STEVEN J. SANTICCIOLI With Northern Trust since 2003

PORTFOLIO FACTS (as of 11/30/11)

TICKER SYMBOL
CLASS A SHARES	BIEIX

INCEPTION DATE
CLASS A SHARES	4/1/97

TOTAL NET ASSETS	$255,777,328

NET ASSET VALUE
CLASS A SHARES	$7.66

GROSS EXPENSE RATIO
CLASS A SHARES	0.56%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Unlike the Index, the Portfolio’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	3	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SMALL COMPANY INDEX PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Small-capitalization stocks, as represented by the Russell 2000® Index, returned 2.75% for the 12-month period ended November 30, 2011. Small-cap stocks outperformed large caps, as measured by the Russell 1000® Index return of 7.38%. The Small Company Index Portfolio’s return of 2.65% closely tracked its benchmark, the Russell 2000® Index, with differences in returns driven by transaction costs and Portfolio expenses. Utilities and consumer staples were the best-performing sectors within the Index, gaining 17.46% and 12.82%, respectively.

Early in the reporting period, U.S. markets were supported by strong earnings reports. However, performance retreated in line with mounting investor uncertainty as governments in the Middle East faced protests, raising concerns regarding the supply of crude oil. The second quarter of 2011 began on a positive note due to another round of strong earnings reports and the announcement of several merger and acquisition (M&A) deals. Equities then took a turn for the worse as concern over the U.S. budget deficit, weak macroeconomic data and European sovereign debt worries dominated investor sentiment. In late June, market watchers were encouraged when the Greek parliament succeeded in passing austerity measures necessary to receive the next stage of its bailout package and avert a potentially disastrous default. However, the slow pace of economic recovery and continued high unemployment in the United States soon resurfaced as dominant concerns for the equity markets. A standoff over raising the U.S. debt ceiling was resolved in early August to no one’s satisfaction, and was immediately followed by the downgrade of U.S. debt by Standard & Poor’s; both events weighed heavily on sentiment. In the third week of September, a sharp downturn in U.S. economic data caused markets to dip sharply.

Toward the end of the fiscal period, equity markets turned up, along with heightened volatility and headline sensitivity. News concerning political turmoil worldwide and the Eurozone crisis has continued to drive global equity markets. To illustrate, headlines late in the fiscal period regarding a global effort by central banks to decrease the cost for European banks to borrow U.S. dollars caused the Dow to experience its largest one-day gain since March 2009.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2011
TOTAL RETURN	CLASS A SHARES	RUSSELL 2000® INDEX
ONE YEAR	2.65%	2.75%

FIVE YEAR	0.16	0.09

TEN YEAR	6.16	6.18

SINCE INCEPTION	7.79	8.03

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. The Russell 2000® Index is an unmanaged index measuring the performance of the 2,000 smallest companies in the Russell 3000® Index based on market capitalization. It is not possible to invest directly in an index.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGERS

CHAD M. RAKVIN With Northern Trust since 2004

BRENT REEDER With Northern Trust since 1993

PORTFOLIO FACTS (as of 11/30/11)

TICKER SYMBOL
CLASS A SHARES	BSCAX

INCEPTION DATE
CLASS A SHARES	1/11/93

TOTAL NET ASSETS	$71,802,675

NET ASSET VALUE
CLASS A SHARES	$16.57

GROSS EXPENSE RATIO
CLASS A SHARES	0.53%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Unlike the Index, the Portfolio’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY PORTFOLIOS	4	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

LARGE CAP GROWTH PORTFOLIO*	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the 12-month period ended November 30, 2011, the Large Cap Growth Portfolio returned 6.75%, underperforming the 8.65% return of its benchmark, the Russell 1000® Growth Index. These single-digit returns obscure the fact that the period was marked by extreme volatility in both directions. The Russell 1000® Growth Index experienced 17 individual swings of 7% or more in the period (nine up/eight down), and five swings of 13% or more (three up/two down). Market volatility was driven by significant uncertainty regarding the economic outlook. Investors aggressively bid up growth stocks early in the period on evidence of economic expansion. However, stubbornly high unemployment and a weak housing market began to weigh on the recovery during the summer, just as politicians failed to reach a budget compromise and avoid a downgrade of the U.S. credit rating. Headlines regarding the European debt crisis repeatedly shifted between panic and promise, fueling the volatility that dominated longer-term fundamental investment strategies for the remainder of the period.

Portfolio underperformance was driven by stock selection in the technology and energy sectors. Next generation technology stocks — specifically, those involved with cloud-computing, mobility and data analytics — detracted from performance, as did oil services and exploration holdings. Stock selection was more favorable in the consumer sectors, where a focus on luxury goods contributed strongly. We maintained a modest average cash position of 3% during the reporting period, but market volatility resulted in more “cash drag” than usual. In terms of portfolio activity, we have been adding positions in companies that we believe have shown a strong track record of returning capital to shareholders through dividend increases and share buybacks.

We retain a cautiously optimistic view regarding the equity markets, particularly as it relates to long-term growth investors. Valuation premiums for growth stocks remain very modest on a historical basis. While European news flow, election politics, and persistent unemployment and housing problems remain potential trouble spots in 2012, we expect some firming of economic conditions. As fear begins to fade into an environment of slower but more stable growth, we expect that the premiums applied to secular growth stocks will expand.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2011
TOTAL RETURN	CLASS A SHARES	RUSSELL 1000® GROWTH INDEX
ONE YEAR	6.75%	8.65%

FIVE YEAR	1.47	2.64

TEN YEAR	1.29	2.61

SINCE INCEPTION	5.85	7.08

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. The Russell 1000® Growth Index is an unmanaged index measuring the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGERS

JOSEPH R. DIEHL With Northern Trust since 1971 GREG M. NEWMAN With Northern Trust since 1997

PORTFOLIO FACTS (as of 11/30/11)

TICKER SYMBOL
CLASS A SHARES	BFGAX

INCEPTION DATE
CLASS A SHARES	7/1/93

TOTAL NET ASSETS	$68,816,576

NET ASSET VALUE
CLASS A SHARES	$13.99

GROSS EXPENSE RATIO
CLASS A SHARES	1.07%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of portfolio shares.

Unlike the Index, the Portfolio’s total returns are reduced by operating expenses, such as transaction costs and management fees.

*Prior to July 31, 2010 the name of the Portfolio was the Focused Growth Portfolio. Effective July 31, 2010 the Portfolio invests under normal circumstances at least 80% of its net assets in equity securities of large capitalization companies.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	5	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

LARGE CAP EQUITY PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Portfolio performance lagged that of its benchmark, the S&P 500 Index during the 12-month period ended November 30, 2011 as volatile macroeconomic events and headlines shook the markets. Our expectation of muted but positive growth led to a higher-beta Portfolio positioning, with a tilt towards value-oriented stocks. This was based on the rationale that stock prices would normalize as economic recovery progressed. During the reporting period, the Large Cap Equity Portfolio returned 4.39%, compared with the 7.83% return of the benchmark.

Continued negative headlines out of Europe caused the market to quickly revalue during the period, at times “pricing in” a return to recession. Value-oriented stocks were punished more severely than high quality issues, which represented a headwind for the Portfolio.

Overall, during the fiscal period, positive relative contributions from the industrials, healthcare and consumer staples sectors were outweighed by negative relative performance in consumer discretionary, energy and financials. Given our view that global deleveraging will continue for some time, we have shifted some assets into higher quality companies in light of our forecast for continued market volatility. In general, companies that were added show low earnings variability, high return on equity (ROE) and strong secular growth potential.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2011
TOTAL RETURN	CLASS A SHARES	S&P 500® INDEX
ONE YEAR	4.39%	7.83%

FIVE YEAR	–0.20	–0.18

TEN YEAR	1.94	2.90

SINCE INCEPTION	5.99	7.80

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market. It is not possible to invest directly in an index.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGERS

MATTHEW PERON With Northern Trust since 2005 CHIRSTOPHER SHIPLEY With Northern Trust since 2000

PORTFOLIO FACTS (as of 11/30/11)

TICKER SYMBOL
CLASS A SHARES	BDVAX

INCEPTION DATE
CLASS A SHARES	1/11/93

TOTAL NET ASSETS	$2,679,437

NET ASSET VALUE
CLASS A SHARES	$6.51

GROSS EXPENSE RATIO
CLASS A SHARES	2.01%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
Unlike the Index, the Portfolio’s total returns are reduced by operating expenses, such as transaction costs and management fees.

EQUITY PORTFOLIOS	6	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

EQUITY INDEX PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Large-capitalization stocks, as represented by the S&P 500® Index, returned 7.83% during the 12-month period ended November 30, 2011. Large-cap stocks significantly outperformed small caps, which returned 2.76% based on the Russell 2000® Index. The Equity Index Portfolio’s return of 7.63% closely tracked its benchmark, the S&P 500® Index, with the difference in returns driven by transaction costs and Portfolio expenses.

Although the U.S. stock market finished with a high single-digit gain, the reporting period was characterized by heightened volatility and investor nervousness. The period began on a strong note, with the market posting a solid gain in the December-April interval behind steady global growth, robust corporate earnings and the accommodative policies of the world’s major central banks. By early May, however, investors began to grow more risk averse due to the revival of the European debt crisis and signs of slowing growth in the United States and China. As a result, the markets slid lower through the early summer, and then plunged in August and September. Stocks staged a modest recovery in the final two months of the period, as data began to trickle in showing that the economic environment was not as negative as investors had been expecting.

The market’s sector returns were driven by the strong outperformance of more defensive industries in the second half of the period. Reflecting the search for safer investments, utilities posted the highest return for the 12-month period, with a gain of 19.58%. Similarly, consumer staples — weighted at 11.4% of the Index — posted a return of 15.62%. Information technology, with the highest weight in the Index at 19.4%, returned 8.75%. Economically-sensitive sectors such as materials and industrials lagged due to investor fears that the global economy would slide into recession during 2012. Financials — the sector most affected by the concerns in Europe — posted the weakest return for the period at -9.75%.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2011
TOTAL RETURN	CLASS A SHARES	S&P 500® INDEX
ONE YEAR	7.63%	7.83%

FIVE YEAR	–0.29	–0.18

TEN YEAR	2.75	2.90

SINCE INCEPTION	7.68	7.80

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. The S&P 500® Index is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market. It is not possible to invest directly in an index.

Information about Investment Considerations can be found on page 103.

PORTFOLIO MANAGERS

CHAD M. RAKVIN With Northern Trust since 2004

BRENT REEDER With Northern Trust since 1993

PORTFOLIO FACTS (as of 11/30/11)

TICKER SYMBOL
CLASS A SHARES	BEIAX

INCEPTION DATE
CLASS A SHARES	1/11/93

TOTAL NET ASSETS	$771,354,895

NET ASSET VALUE
CLASS A SHARES	$12.39

GROSS EXPENSE RATIO
CLASS A SHARES	0.24%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
Unlike the Index, the Portfolio’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	7	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	INTERNATIONAL EQUITY PORTFOLIO(1)	INTERNATIONAL EQUITY INDEX PORTFOLIO
ASSETS:
Investments, at cost (2)	$136,319	$273,910
Investments, at value (2)(4)	$140,250	$262,419
Cash and foreign currencies held at broker (cost $1,304; restricted $1,303)	–	1,303
Foreign currencies, at value (Cost: $209, $548, respectively)	209	552
Interest income receivable	–	4
Dividend income receivable	438	987
Receivable for foreign tax withheld	454	350
Receivable for securities sold	9	2,266
Receivable for variation margin on futures contracts	–	86
Receivable for fund shares sold	115	3,738
Receivable from affiliated administrator	6	38
Unrealized gain on foreign currency exchange contracts	–	229
Prepaid and other assets	2	2
Total Assets	141,483	271,974
LIABILITIES:
Unrealized loss on foreign currency exchange contracts	–	225
Payable upon return of securities loaned	3,785	13,050
Payable for securities purchased	–	2,284
Payable for variation margin on futures contracts	–	4
Payable for fund shares redeemed	–	514
Credit facility payable	–	–
Payable to affiliates:
Investment advisory fees	89	52
Administration fees	17	31
Custody and accounting fees	13	22
Shareholder servicing fees	–	–
Transfer agent fees	1	2
Trustee fees	4	4
Accrued other liabilities	9	9
Total Liabilities	3,918	16,197
Net Assets	$137,565	$255,777
ANALYSIS OF NET ASSETS:
Capital stock	$173,100	$300,595
Accumulated undistributed net investment income (loss)	2,808	6,300
Accumulated undistributed net realized loss	(42,312)	(39,837)
Net unrealized appreciation (depreciation)	3,969	(11,281)
Net Assets	$137,565	$255,777
Net Assets:
Class A	$137,565	$255,777
Total Shares Outstanding (no par value, unlimited shares authorized):
Class A	15,916	33,409
Net Asset Value, Redemption and Offering Price Per Share:
Class A	$8.64	$7.66

(1)	Formerly known as the International Growth Portfolio.
(2)	Amount includes cost and value from affiliated Portfolios of $4,653, $13,889, $34,620, $10,565, $3,535, and $66,423, respectively. See the Schedules of Investments for further detail on investments in affiliated Portfolios.
(3)	Amount includes cost of $816 and value of $600 in Northern Trust Corp.
(4)	Amounts include value of securities loaned of $3,735, $14,298, $33,439, $8,162, $771, and $49,224, respectively.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	8	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2011

SMALL COMPANY INDEX PORTFOLIO	LARGE CAP GROWTH PORTFOLIO	LARGE CAP EQUITY PORTFOLIO	EQUITY INDEX PORTFOLIO

$101,836	$63,767	$5,953	$785,388	(3)
$105,220	$76,309	$6,177	$819,776	(3)
–	–	–	–
–	–	–	–
18	1	–	7
67	79	9	2,064
–	–	–	–
7	837	–	32
85	–	–	1,069
63	–	–	48
33	4	–	42
–	–	–	–
2	2	2	2
105,495	77,232	6,188	823,040

–	–	–	–
33,589	8,127	781	48,719
–	225	–	326
–	–	–	186
61	–	–	2,289
–	–	2,700	–

11	42	3	62
6	5	–	62
11	2	6	15
–	–	–	3
1	1	–	6
4	4	4	8
9	9	15	9
33,692	8,415	3,509	51,685
$71,803	$68,817	$2,679	$771,355

$81,960	$63,541	$22,939	$776,731
670	(4)	18	705
(14,324)	(7,262)	(20,502)	(41,776)
3,497	12,542	224	35,695
$71,803	$68,817	$2,679	$771,355

$71,803	$68,817	$2,679	$771,355

4,333	4,919	412	62,268

$16.57	$13.99	$6.51	$12.39

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	9	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

STATEMENTS OF OPERATIONS

Amounts in thousands	INTERNATIONAL EQUITY PORTFOLIO(1)	INTERNATIONAL EQUITY INDEX PORTFOLIO
INVESTMENT INCOME:
Dividend income (2)	$4,529 (3)	$7,327 (3)
Interest income	–	–
Net income from securities loaned (5)	79	40
Total Investment Income	4,608	7,367
EXPENSES:
Investment advisory fees	1,494	573
Administration fees	249	344
Custody and accounting fees	182	239
Transfer agent fees	17	23
Blue sky fees	30	54
SEC fees	2	2
Printing fees	17	14
Audit fees	4	4
Legal fees	5	5
Shareholder servicing fees	–	–
Trustee fees	7	7
Interest expense	–	4
Insurance fees	5	5
Other	11	7
Total Expenses	2,023	1,281
Less waivers of investment advisory fees	(166)	–
Less expenses reimbursed by administrator and adviser	(98)	(337)
Net Expenses	1,759	944
Net Investment Income	2,849	6,423
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	4,584	(5,819)
Written options	–	–
Futures contracts	–	(954)
Foreign currency transactions and foreign currency exchange contracts	(7)	215
Net change in unrealized appreciation (depreciation) on:
Investments	(9,465)	(15,601)
Futures contracts	–	197
Foreign currency transactions and foreign currency exchange contracts	–	(10)
Translation of other assets and liabilities denominated in foreign currencies	8	14
Net Gains (Losses)	(4,880)	(21,958)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,031)	$(15,535)

(1)	Formerly known as the International Growth Portfolio.
(2)	Amount includes dividend income from the Diversified Assets Portfolio of the Northern Institutional Funds of $3 for the Equity Index Portfolio. All remaining Portfolios have dividend income from Diversified Assets Portfolio which rounds to less than $1.
(3)	Net of $344, $632, and $1 in non-reclaimable foreign withholding taxes in the International Equity, International Equity Index, and Large Cap Equity Portfolios, respectively.
(4)	Amount includes dividend income from Northern Trust Corp. of $14.
(5)	See Note 2 to the Financial Statements for additional information.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	10	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2011

SMALL COMPANY INDEX PORTFOLIO	LARGE CAP GROWTH PORTFOLIO	LARGE CAP EQUITY PORTFOLIO	EQUITY INDEX PORTFOLIO

$855	$769	$138 (3)	$14,338 (4)
–	–	–	1
168	16	3	97
1,023	785	141	14,436

145	750	61	645
72	88	8	645
92	31	27	104
7	9	1	68
25	23	23	74
2	2	2	2
13	14	14	14
4	4	4	5
5	5	5	5
–	–	–	6
7	7	7	8
–	–	–	–
5	5	5	5
7	8	7	9
384	946	164	1,590
–	(88)	(8)	–
(163)	(102)	(94)	(241)
221	756	62	1,349
802	29	79	13,087

2,691	11,966	1,291	(2,261)
–	–	1	–
330	–	–	423
–	–	–	–

(2,498)	(3,441)	(1,121)	36,691
(41)	–	–	864
–	–	–	–
–	–	–	–
482	8,525	171	35,717
$1,284	$8,554	$250	$48,804

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	11	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS

	INTERNATIONAL EQUITY PORTFOLIO(1)			INTERNATIONAL EQUITY INDEX PORTFOLIO
Amounts in thousands	2011		2010	2011		2010
OPERATIONS:
Net investment income	$2,849		$2,631	$6,423		$3,633
Net realized gains (losses)	4,577		(1,606)	(6,558)		(10,583)
Net change in unrealized appreciation (depreciation)	(9,457)		(179)	(15,400)		8,587
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,031)		846	(15,535)		1,637
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from Class A share transactions	(31,306)		(1,745)	106,951		(11,554)
Net decrease in net assets resulting from Class C share transactions	–	(2)	–	–	(2)	–
Net decrease in net assets resulting from Class D share transactions	(14	)(2)	(383)	(233	)(2)	(671)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(31,320)		(2,128)	106,718		(12,225)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income	(2,900)		(3,706)	(3,847)		(2,881)
Total Distributions to Class A shareholders	(2,900)		(3,706)	(3,847)		(2,881)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income	–		–	–		–
Total Distributions to Class C shareholders	–		–	–		–
DISTRIBUTIONS TO CLASS D SHAREHOLDERS:
From net investment income	–		(6)	(4)		(6)
Total Distributions to Class D shareholders	–		(6)	(4)		(6)
Total Increase (Decrease) in Net Assets	(36,251)		(4,994)	87,332		(13,475)
NET ASSETS:
Beginning of year	173,816		178,810	168,445		181,920
End of year	$137,565		$173,816	$255,777		$168,445
Accumulated Undistributed Net Investment Income (Loss)	$2,808		$2,450	$6,300		$3,497

(1)	Formerly known as the International Growth Portfolio.
(2)	Any outstanding Class C and D shares were automatically converted to Class A shares of the same Portfolio as of the close of business on November 28, 2011. See Note 1 to the Financial Statements.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	12	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

SMALL COMPANY INDEX PORTFOLIO			LARGE CAP GROWTH PORTFOLIO			LARGE CAP EQUITY PORTFOLIO			EQUITY INDEX PORTFOLIO
2011		2010	2011		2010	2011		2010	2011		2010

$802		$674	$29		$150	$79		$108	$13,087		$8,731
3,021		(1,924)	11,966		2,235	1,292		2,074	(1,838)		(7,405)
(2,539)		15,307	(3,441)		7,891	(1,121)		(1,321)	37,555		46,812
1,284		14,057	8,554		10,276	250		861	48,804		48,138

9,565		(6,179)	(29,548)		20,555	(6,205)		(3,534)	187,471		53,136
–	(2)	(6)	(80	)(2)	(2)	–	(2)	–	(1,376	)(2)	(153)
(99	)(2)	(10)	(60	)(2)	(46)	(79	)(2)	(24)	(1,656	)(2)	(494)
9,466		(6,195)	(29,688)		20,507	(6,284)		(3,558)	184,439		52,489

(744)		(649)	(180)		(263)	(94)		(323)	(12,629)		(8,516)
(744)		(649)	(180)		(263)	(94)		(323)	(12,629)		(8,516)

–		–	–		–	–		–	(26)		(20)
–		–	–		–	–		–	(26)		(20)

(1)		(1)	–		–	(1)		(2)	(20)		(23)
(1)		(1)	–		–	(1)		(2)	(20)		(23)
10,005		7,212	(21,314)		30,520	(6,129)		(3,022)	220,568		92,068

61,798		54,586	90,131		59,611	8,808		11,830	550,787		458,719
$71,803		$61,798	$68,817		$90,131	$2,679		$8,808	$771,355		$550,787
$670		$628	$(4)		$147	$18		$34	$705		$371

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	13	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY PORTFOLIO(1)				CLASS A
Selected per share data	2011		2010(2)	2009(2)	2008	2007
Net Asset Value, Beginning of Year	$9.08		$9.11	$6.91	$15.02	$12.91
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.18		0.13	0.14	0.23	0.17
Net realized and unrealized gains (losses)	(0.47)		–	2.31	(5.94)	2.46
Total from Investment Operations	(0.29)		0.13	2.45	(5.71)	2.63
LESS DISTRIBUTIONS PAID:
From net investment income (3)	(0.15)		(0.16)	(0.25)	(0.20)	(0.13)
From net realized gains	–		–	–	(2.20)	(0.39)
Total Distributions Paid	(0.15)		(0.16)	(0.25)	(2.40)	(0.52)
Net Asset Value, End of Year	$8.64		$9.08	$9.11	$6.91	$15.02
Total Return (4)	(3.34)%		1.50%	36.78%	(44.80)%	21.00%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$137,565		$173,801	$178,417	$122,311	$258,359
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.06	%(5)	1.06%	1.06%	1.06%	1.06%
Expenses, before waivers, reimbursements and credits	1.22%		1.21%	1.23%	1.21%	1.19%
Net investment income, net of waivers, reimbursements and credits	1.72	%(5)	1.42%	1.91%	2.01%	1.23%
Net investment income, before waivers, reimbursements and credits	1.56%		1.27%	1.74%	1.86%	1.10%
Portfolio Turnover Rate	37.54%		47.29%	60.07%	75.41%	87.63%

(1)	Formerly known as the International Growth Portfolio.
(2)	Net investment income for the year ended was calculated using the average shares outstanding method.
(3)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market portfolios of approximately $1,000, which represents less than 0.005 percent of average net assets for the fiscal year ended November 30, 2011. Absent the additional reimbursements, net investment income would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	14	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

INTERNATIONAL EQUITY INDEX PORTFOLIO				CLASS A
Selected per share data	2011		2010(1)	2009(1)	2008(1)	2007(1)
Net Asset Value, Beginning of Year	$8.10		$8.21	$6.61	$15.73	$15.54
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.20		0.18	0.19	0.31	0.36
Net realized and unrealized gains (losses)	(0.46)		(0.15)	2.02	(6.50)	1.94
Total from Investment Operations	(0.26)		0.03	2.21	(6.19)	2.30
LESS DISTRIBUTIONS PAID:
From net investment income (2)	(0.18)		(0.14)	(0.24)	(0.49)	(0.46)
From net realized gains	–		–	(0.37)	(2.44)	(1.65)
Total Distributions Paid	(0.18)		(0.14)	(0.61)	(2.93)	(2.11)
Net Asset Value, End of Year	$7.66		$8.10	$8.21	$6.61	$15.73
Total Return (3)	(3.40)%		0.40%	36.57%	(47.77)%	16.74%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$255,777		$168,208	$181,004	$67,131	$134,611
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.41	%(4)(5)	0.41%	0.41%	0.41%	0.41%
Expenses, before waivers, reimbursements and credits	0.56	%(4)	0.57%	0.62%	0.61%	0.57%
Net investment income, net of waivers, reimbursements and credits	2.80	%(5)	2.30%	2.66%	2.96%	2.42%
Net investment income, before waivers, reimbursements and credits	2.65%		2.14%	2.45%	2.76%	2.26%
Portfolio Turnover Rate	19.71%		35.89%	35.06%	43.61%	73.12%

(1)	Net investment income for the year ended was calculated using the average shares outstanding method.
(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(3)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(4)	Expense ratios, net of waivers, reimbursements and credits and before waivers, reimbursements and credits, would have been 0.41% and 0.56%, respectively, absent the effect of interest expense incurred by the Portfolio’s temporary borrowing against a line of credit.
(5)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market portfolios of approximately $2,000, which represents less than 0.005 percent of average net assets for the fiscal year ended November 30, 2011. Absent the additional reimbursements, net investment income would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	15	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

SMALL COMPANY INDEX PORTFOLIO	CLASS A
Selected per share data	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Year	$16.32		$13.01	$10.63	$17.20	$17.52
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.18		0.19	0.16	0.25	0.20
Net realized and unrealized gains (losses)	0.26		3.28	2.43	(6.60)	(0.39)
Total from Investment Operations	0.44		3.47	2.59	(6.35)	(0.19)
LESS DISTRIBUTIONS PAID:
From net investment income	(0.19)		(0.16)	(0.21)	(0.22)	(0.13)
Total Distributions Paid	(0.19)		(0.16)	(0.21)	(0.22)	(0.13)
Net Asset Value, End of Year	$16.57		$16.32	$13.01	$10.63	$17.20
Total Return (1)	2.65%		26.89%	24.87%	(37.38)%	(1.05)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$71,803		$61,695	$54,495	$46,072	$83,426
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.31	%(2)	0.31%	0.31%	0.31%	0.31%
Expenses, before waivers, reimbursements and credits	0.53%		0.63%	0.69%	0.70%	0.54%
Net investment income, net of waivers, reimbursements and credits	1.11	%(2)	1.24%	1.51%	1.55%	1.36%
Net investment income, before waivers, reimbursements and credits	0.89%		0.92%	1.13%	1.16%	1.13%
Portfolio Turnover Rate	18.23%		27.07%	30.51%	47.00%	37.40%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market portfolios of approximately $3,000, which represents less than 0.005 percent of average net assets for the fiscal year ended November 30, 2011. Absent the additional reimbursements, net investment income would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	16	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

LARGE CAP GROWTH PORTFOLIO	CLASS A
Selected per share data	2011		2010(1)	2009(1)	2008(1)	2007(1)
Net Asset Value, Beginning of Year	$13.13		$11.65	$9.35	$15.53	$13.33
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	–	(2)	0.03	0.06	0.06	0.08
Net realized and unrealized gains (losses)	0.89		1.50	2.31	(6.15)	2.19
Total from Investment Operations	0.89		1.53	2.37	(6.09)	2.27
LESS DISTRIBUTIONS PAID:
From net investment income	(0.03)		(0.05)	(0.07)	(0.09)	(0.07)
Total Distributions Paid	(0.03)		(0.05)	(0.07)	(0.09)	(0.07)
Net Asset Value, End of Year	$13.99		$13.13	$11.65	$9.35	$15.53
Total Return (3)	6.75%		13.22%	25.51%	(39.45)%	17.12%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$68,817		$89,993	$59,444	$52,578	$97,501
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.86	%(4)	0.86%	0.86%	0.86%	0.86%
Expenses, before waivers, reimbursements and credits	1.07%		1.12%	1.17%	1.11%	1.06%
Net investment income, net of waivers, reimbursements and credits	0.03	%(4)	0.22%	0.62%	0.46%	0.57%
Net investment income (loss), before waivers, reimbursements and credits	(0.18)%		(0.04)%	0.31%	0.21%	0.37%
Portfolio Turnover Rate	49.54%		76.32%	217.54%	242.18%	146.66%

(1)	Net investment income for the year ended was calculated using the average shares outstanding method.
(2)	Per share amount from net investment income was less than $0.01 per share.
(3)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(4)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market portfolios of approximately $3,000, which represents less than 0.005 percent of average net assets for the fiscal year ended November 30, 2011. Absent the additional reimbursements, net investment income would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	17	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

LARGE CAP EQUITY PORTFOLIO				CLASS A
Selected per share data	2011(1)		2010(1)	2009(1)	2008		2007(1)
Net Asset Value, Beginning of Year	$6.30		$5.93	$4.53	$8.02		$8.09
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.05		0.06	0.07	0.07		0.09
Net realized and unrealized gains (losses)	0.23		0.47	1.41	(2.99)		0.44
Total from Investment Operations	0.28		0.53	1.48	(2.92)		0.53
LESS DISTRIBUTIONS PAID:
From net investment income	(0.07)		(0.16)	(0.08)	(0.07)		(0.07)
From net realized gains	–		–	–	(0.50)		(0.53)
Total Distributions Paid	(0.07)		(0.16)	(0.08)	(0.57)		(0.60)
Net Asset Value, End of Year	$6.51		$6.30	$5.93	$4.53		$8.02
Total Return (2)	4.39%		9.20%	33.31%	(39.04)%		6.90%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$2,679		$8,728	$11,731	$40,922		$59,875
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.76	%(3)	0.76%	0.76%	0.77	%(4)	0.76%
Expenses, before waivers, reimbursements and credits	2.01%		2.02%	1.47%	1.14	%(4)	1.07%
Net investment income, net of waivers, reimbursements and credits	0.97	%(3)	0.92%	1.57%	1.31%		1.09%
Net investment income (loss), before waivers, reimbursements and credits	(0.28)%		(0.34)%	0.86%	0.94%		0.78%
Portfolio Turnover Rate	67.02%		70.25%	79.03%	117.55%		89.01%

(1)	Net investment income for the year ended was calculated using the average shares outstanding method.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market portfolios of less than $1,000, which represents less than 0.005 percent of average net assets for the fiscal year ended November 30, 2011. Absent the additional reimbursements, net investment income would have been decreased and net expenses increased by a corresponding amount.
(4)	Expense ratios, net of waivers, reimbursements and credits and before waivers, reimbursements and credits, for the year would have been 0.76% and 1.15%, respectively, for Class A, absent the effect of interest expense incurred by the Portfolio’s temporary borrowing against a line of credit.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	18	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

EQUITY INDEX PORTFOLIO				CLASS A
Selected per share data	2011		2010(1)	2009(1)	2008(1)	2007
Net Asset Value, Beginning of Year	$11.74		$10.88	$9.51	$17.29	$17.17
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.23		0.20	0.22	0.28	0.29
Net realized and unrealized gains (losses)	0.66		0.86	1.98	(6.26)	0.95
Total from Investment Operations	0.89		1.06	2.20	(5.98)	1.24
LESS DISTRIBUTIONS PAID:
From net investment income	(0.24)		(0.20)	(0.22)	(0.28)	(0.29)
From net realized gains	–		–	(0.61)	(1.52)	(0.83)
Total Distributions Paid	(0.24)		(0.20)	(0.83)	(1.80)	(1.12)
Net Asset Value, End of Year	$12.39		$11.74	$10.88	$9.51	$17.29
Total Return (2)	7.63%		9.83%	25.44%	(38.22)%	7.59%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$771,355		$547,833	$455,354	$410,534	$761,863
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.21	%(3)	0.21%	0.21%	0.21%	0.21%
Expenses, before waivers, reimbursements and credits	0.24%		0.25%	0.25%	0.25%	0.25%
Net investment income, net of waivers, reimbursements and credits	2.03	%(3)	1.81%	2.34%	2.07%	1.74%
Net investment income, before waivers, reimbursements and credits	2.00%		1.77%	2.30%	2.03%	1.70%
Portfolio Turnover Rate	3.65%		15.44%	20.10%	15.88%	43.91%

(1)	Net investment income for the year ended was calculated using the average shares outstanding method.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market portfolios of approximately $17,000, which represents less than 0.005 percent of average net assets for the fiscal year ended November 30, 2011. Absent the additional reimbursements, net investment income would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	19	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY PORTFOLIO (A)

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.4%

Australia – 1.0%

Alumina Ltd.	850,726	$1,244
Alumina Ltd. ADR †	23,488	138
		1,382

Belgium – 2.3%
Anheuser-Busch InBev N.V.	53,826	3,220

Brazil – 3.4%

Petroleo Brasileiro S.A. ADR †	73,592	1,986
Vale S.A. ADR †	117,762	2,738
		4,724

Canada – 0.9%
Trican Well Service Ltd.	72,067	1,230

China – 0.9%
Bank of China Ltd., Class H	3,643,500	1,192

Denmark – 1.0%
Christian Hansen Holding A/S	62,737	1,329

Egypt – 0.5%
Orascom Construction Industries GDR	17,576	633

France – 6.8%

BNP Paribas S.A.	36,801	1,477

Bouygues S.A.	81,496	2,669

Danone	32,408	2,144

Societe Generale S.A.	52,475	1,294
Total S.A.	34,831	1,799
		9,383

Germany – 10.9%

Adidas A.G.	20,176	1,423

Allianz S.E. (Registered)	17,180	1,780

Deutsche Bank A.G. (Registered)	46,083	1,783

E.ON A.G.	19,729	488

GEA Group A.G.	63,854	1,880

Infineon Technologies A.G.	190,658	1,576

SAP A.G.	53,545	3,195
Siemens A.G. (Registered)	28,796	2,906
		15,031

Hong Kong – 0.6%
AIA Group Ltd.	271,400	853

India – 0.7%
Sterlite Industries India Ltd. ADR †	114,296	921

Ireland – 2.0%
WPP PLC	169,927	1,782

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.4% – continued

Ireland – 2.0% – continued
XL Group PLC	49,044	$1,011
		2,793

Japan – 12.1%

Canon, Inc.	57,219	2,590

Kansai Electric Power (The) Co., Inc.	60,300	906

Kawasaki Heavy Industries Ltd.	461,500	1,197

Kubota Corp.	165,500	1,507

Mitsubishi UFJ Financial Group, Inc.	625,090	2,716

Mitsui & Co. Ltd.	125,300	1,977

NTT DoCoMo, Inc.	1,132	1,996

Shimano, Inc.	34,728	1,698
Tokio Marine Holdings, Inc.	84,000	2,038
		16,625

Netherlands – 7.6%

ArcelorMittal	138,453	2,624

ASML Holding N.V.	65,648	2,562

Koninklijke Vopak N.V.	32,765	1,801

Royal Dutch Shell PLC, Class A	3,650	128
Royal Dutch Shell PLC, Class B	91,775	3,306
		10,421

Norway – 0.5%
TGS Nopec Geophysical Co. ASA	31,611	704

Portugal – 1.4%
Jeronimo Martins SGPS S.A.	103,366	1,887

Singapore – 1.3%
DBS Group Holdings Ltd.	186,273	1,855

South Korea – 4.0%

Hyundai Motor Co.	14,796	2,868
Samsung Electronics Co. Ltd.	2,900	2,633
		5,501

Spain – 1.3%
Banco Santander S.A.	230,988	1,733

Sweden – 2.6%

Husqvarna AB, Class B	349,154	1,726
Telefonaktiebolaget LM Ericsson, Class B	178,222	1,897
		3,623

Switzerland – 9.9%

ABB Ltd. (Registered) *	38,442	729

Credit Suisse Group A.G. (Registered) *	66,653	1,616

Givaudan S.A. (Registered) *	1,499	1,398

Novartis A.G. (Registered)	62,189	3,356

See Notes to the Financial Statements.

(A)	Formerly known as the International Growth Portfolio

EQUITY PORTFOLIOS	20	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 94.4% – continued

Switzerland – 9.9% – continued

Roche Holding A.G. (Genusschein)	20,366	$3,239

Syngenta A.G. (Registered) *	4,138	1,220
Xstrata PLC	125,329	2,019
		13,577

United Kingdom – 17.5%

BAE Systems PLC	202,825	875

Barclays PLC	923,288	2,657

BP PLC	156,479	1,138

Compass Group PLC	248,711	2,303

GlaxoSmithKline PLC	107,039	2,372

Pearson PLC	135,454	2,456

Prudential PLC	305,137	3,004

Rolls-Royce Holdings PLC *	78,682	903

Standard Chartered PLC	112,559	2,458

Vodafone Group PLC	1,216,716	3,301
Weir Group (The) PLC	82,553	2,686
		24,153

United States – 5.2%

Mead Johnson Nutrition Co.	25,084	1,890

NII Holdings, Inc. *	72,317	1,664

Schlumberger Ltd.	30,512	2,299
Virgin Media, Inc. †	57,940	1,284
		7,137
Total Common Stocks (1)
(Cost $125,126)		129,907

PREFERRED STOCKS – 4.2%

Brazil – 2.1%
Itau Unibanco Holding S.A. ADR	162,019	2,884

Germany – 2.1%
Volkswagen A.G.	16,336	2,806
Total Preferred Stocks (1)
(Cost $6,540)		5,690

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 3.4%

Northern Institutional Funds – Diversified Assets Portfolio (2)(3)	868,222	$868
Northern Institutional Funds – Liquid Assets Portfolio (2)(4)(5)	3,785,412	3,785
Total Investment Companies
(Cost $4,653)		4,653

Total Investments – 102.0%
(Cost $136,319)		140,250
Liabilities less Other Assets – (2.0)%		(2,685)
NET ASSETS – 100.0%		$137,565

(1)	In accordance with the Portfolio’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(2)	Investment in affiliated Portfolio.
(3)	At November 30, 2010, the value of the Portfolio’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $1,730,000 with net sales of approximately $862,000 during the fiscal year ended November 30, 2011.
(4)	At November 30, 2010, the value of the Portfolio’s investment in the Liquid Assets Portfolio of the Northern Institutional Funds was approximately $10,293,000 with net sales of approximately $6,508,000 during the fiscal year ended November 30, 2011.
(5)	Investment relates to cash collateral received from portfolio securities loaned.

†	Security is either wholly or partially on loan.
*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At November 30, 2011, the industry sectors (unaudited) for the International Equity Portfolio were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	13.5%
Consumer Staples	6.7
Energy	9.3
Financials	22.4
Health Care	6.6
Industrials	14.6
Information Technology	10.7
Materials	10.1
Telecommunication Services	5.1
Utilities	1.0

Total	100.0%

See Notes to the Financial Statements.

(A)	Formerly known as the International Growth Portfolio

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	21	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY PORTFOLIO (A) continued	NOVEMBER 30, 2011

At November 30, 2011, the International Equity Portfolio’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Euro	30.3%
British Pound	23.1
United States Dollar	12.9
Japanese Yen	12.3
Swiss Franc	8.5
All other currencies less than 5%	12.9

Total	100.0%

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Portfolio adjusted the price of certain foreign equity securities held in its portfolio on November 30, 2011 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the International Equity Portfolio’s investments , which are carried at fair value, as of November 30, 2011:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Consumer Discretionary	$1,284	$14,256	$–	$15,540
Consumer Staples	1,890	7,251	–	9,141
Energy	5,515	7,075	–	12,590
Financials	1,012	26,455	–	27,467
Health Care	–	8,967	–	8,967
Industrials	–	19,764	–	19,764
Information Technology	–	14,450	–	14,450
Materials	3,798	9,834	–	13,632
Telecommunication
Services	1,664	5,297	–	6,961
Utilities	–	1,395	–	1,395
Preferred Stocks
Consumer Discretionary	–	2,806	–	2,806
Financials	2,884	–	–	2,884
Investment Companies	4,653	–	–	4,653
Total Investments	$22,700	$117,550	$–	$140,250

The Portfolio discloses significant transfers between levels based on valuations at the end of each reporting period. At November 30, 2011, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on November 30, 2010. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

(A) Formerly known as the International Growth Portfolio

EQUITY PORTFOLIOS	22	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO	NOVEMBER 30, 2011

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7%

Australia – 8.7%

AGL Energy Ltd.	11,639	$174

Alumina Ltd.	63,834	93

Amcor Ltd.	31,177	238

AMP Ltd.	71,849	317

Asciano Ltd. *	76,070	124

ASX Ltd.	4,387	139

Australia & New Zealand Banking Group Ltd.	67,404	1,428

Bendigo and Adelaide Bank Ltd. †	9,538	90

BGP Holdings PLC (1)*	104,706	–

BHP Billiton Ltd.	82,344	3,074

Boral Ltd. †	18,992	71

Brambles Ltd.	37,665	281

Caltex Australia Ltd.	3,319	45

Campbell Brothers Ltd.	1,775	91

CFS Retail Property Trust †	48,186	93

Coca-Cola Amatil Ltd. †	14,369	175

Cochlear Ltd. †	1,474	86

Commonwealth Bank of Australia †	39,928	2,002

Computershare Ltd.	11,540	97

Crown Ltd.	12,226	106

CSL Ltd.	13,499	443

Dexus Property Group	125,931	114

Echo Entertainment Group Ltd. *	17,739	68

Fairfax Media Ltd. †	58,106	51

Fortescue Metals Group Ltd. †	31,343	155

Foster’s Group Ltd.	49,356	276

Goodman Group	182,688	116

GPT Group	44,202	145

Harvey Norman Holdings Ltd. †	13,417	30

Iluka Resources Ltd.	10,561	169

Incitec Pivot Ltd.	40,844	141

Insurance Australia Group Ltd.	52,443	159

Leighton Holdings Ltd. †	3,935	85

Lend Lease Group	13,434	104

Lynas Corp. Ltd. †*	43,490	59

Macquarie Group Ltd.	8,803	221

MAp Group	9,096	33

Metcash Ltd.	19,919	83

Mirvac Group	84,832	114

National Australia Bank Ltd.	56,443	1,408

Newcrest Mining Ltd.	19,592	711

OneSteel Ltd.	32,401	29

Orica Ltd.	9,234	248

Origin Energy Ltd.	27,303	409

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Australia – 8.7% – continued

OZ Minerals Ltd.	8,561	$97

Qantas Airways Ltd. *	29,501	47

QBE Insurance Group Ltd. †	28,034	402

QR National Ltd.	44,312	158

Ramsay Health Care Ltd.	3,462	67

Rio Tinto Ltd.	11,168	748

Santos Ltd.	24,360	339

Sims Metal Management Ltd.	4,406	60

Sonic Healthcare Ltd.	9,655	117

SP AusNet	39,718	39

Stockland	60,325	215

Suncorp Group Ltd.	32,841	287

TABCORP Holdings Ltd.	16,927	50

Tatts Group Ltd.	34,316	83

Telstra Corp. Ltd.	111,539	366

Toll Holdings Ltd. †	17,524	87

Transurban Group	33,857	198

Wesfarmers Ltd.	25,798	829

Westfield Group	56,320	488

Westfield Retail Trust	73,451	197

Westpac Banking Corp. †	77,683	1,697

Woodside Petroleum Ltd.	16,349	570

Woolworths Ltd.	31,181	801
WorleyParsons Ltd.	4,844	133
		22,170

Austria – 0.2%

Erste Group Bank A.G.	4,923	86

IMMOFINANZ A.G. *	24,468	76

OMV A.G.	4,104	136

Raiffeisen Bank International A.G. †	1,408	34

Telekom Austria A.G.	8,644	100

Verbund A.G.	1,718	46

Vienna Insurance Group A.G. Wiener Versicherung Gruppe	1,070	38
Voestalpine A.G.	2,698	79
		595

Belgium – 0.9%

Ageas	55,295	98

Anheuser-Busch InBev N.V.	20,529	1,228

Bekaert S.A. †	991	39

Belgacom S.A.	3,949	125

Colruyt S.A.	1,965	75

Delhaize Group S.A.	2,559	151

Groupe Bruxelles Lambert S.A.	2,028	144

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	23	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Belgium – 0.9% – continued

KBC Groep N.V. †	4,264	$48

Mobistar S.A.	851	47

Solvay S.A., Class A	1,487	140

UCB S.A.	2,636	111
Umicore S.A.	2,842	122
		2,328

Denmark – 1.0%

A.P. Moller – Maersk A/S, Class A	14	91

A.P. Moller – Maersk A/S, Class B	34	233

Carlsberg A/S, Class B	2,776	204

Coloplast A/S, Class B *	593	91

Danske Bank A/S *	16,869	236

DSV A/S	5,143	100

Novo Nordisk A/S, Class B	10,876	1,237

Novozymes A/S	5,875	189

TDC A/S	9,566	79

Tryg A/S †	640	37

Vestas Wind Systems A/S †*	5,416	73
William Demant Holding A/S †*	622	51
		2,621

Finland – 0.9%

Elisa OYJ †	3,702	80

Fortum OYJ	11,331	261

Kesko OYJ, Class B	1,747	61

Kone OYJ, Class B	3,952	223

Metso OYJ	3,188	127

Neste Oil OYJ	3,420	43

Nokia OYJ	96,071	556

Nokian Renkaat OYJ	2,732	90

Orion OYJ, Class B †	2,442	50

Pohjola Bank PLC, Class A	3,372	34

Sampo OYJ, Class A	10,721	280

Sanoma OYJ †	2,006	24

Stora Enso OYJ, Class R	14,993	94

UPM-Kymmene OYJ	13,319	156
Wartsila OYJ †	4,376	144
		2,223

France – 8.8%

Accor S.A.	3,679	103

Aeroports de Paris	906	66

Air Liquide S.A.	7,282	924

Alcatel-Lucent †*	59,307	98

Alstom S.A. †	5,213	181

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

France – 8.8% – continued

ArcelorMittal	22,108	$419

Arkema S.A.	1,438	105

Atos	1,288	63

AXA S.A.	44,623	649

BNP Paribas S.A.	24,751	993

Bouygues S.A.	4,871	160

Bureau Veritas S.A.	1,425	106

Cap Gemini S.A.	3,706	140

Carrefour S.A. †	14,914	397

Casino Guichard Perrachon S.A.	1,381	123

Christian Dior S.A.	1,379	179

Cie de Saint-Gobain	10,226	435

Cie Generale de Geophysique-Veritas *	3,811	88

Cie Generale des Establissements Michelin, Class B	4,634	296

Cie Generale d’Optique Essilor International S.A.	5,151	368

CNP Assurances	3,743	50

Credit Agricole S.A.	25,685	166

Danone	14,984	991

Dassault Systemes S.A. †	1,554	127

Edenred	4,129	110

EDF S.A.	6,124	167

Eiffage S.A. †	959	24

Eurazeo †	847	35

Eutelsat Communications S.A.	2,587	101

Fonciere Des Regions	698	46

France Telecom S.A.	47,460	820

GDF Suez	31,739	892

Gecina S.A.	616	53

Groupe Eurotunnel S.A. (Registered) †	13,965	106

ICADE	567	45

Iliad S.A. †	494	60

Imerys S.A.	857	44

JCDecaux S.A. †*	1,745	45

Klepierre	2,708	79

Lafarge S.A. †	5,147	189

Lagardere S.C.A.	3,044	74

Legrand S.A.	5,789	187

L’Oreal S.A.	6,197	670

LVMH Moet Hennessy Louis Vuitton S.A. †	6,518	1,025

Natixis	24,692	72

Neopost S.A. †	843	60

Pernod-Ricard S.A.	5,093	480

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	24	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

France – 8.8% – continued

Peugeot S.A. †	3,954	$74

PPR	1,943	292

Publicis Groupe S.A. †	3,715	177

Renault S.A.	4,940	186

Safran S.A.	4,180	124

Sanofi	29,382	2,057

Schneider Electric S.A.	12,524	710

SCOR S.E.	4,458	107

SES S.A. †	7,587	187

Societe BIC S.A.	750	67

Societe Generale S.A.	16,897	417

Societe Television Francaise 1 †	2,939	31

Sodexo	2,378	173

Suez Environnement Co.	7,205	91

Technip S.A.	2,521	241

Thales S.A.	2,625	83

Total S.A.	54,415	2,811

Unibail-Rodamco S.E.	2,357	440

Vallourec S.A. †	2,922	200

Veolia Environnement S.A. †	9,382	120

Vinci S.A.	11,610	521

Vivendi S.A.	31,914	736
Wendel S.A.	848	61
		22,517

Germany – 7.4%

Adidas A.G.	5,363	378

Allianz S.E. (Registered)	11,608	1,203

Axel Springer A.G. †	947	42

BASF S.E.	23,516	1,709

Bayer A.G. (Registered)	21,202	1,393

Bayerische Motoren Werke A.G.	8,440	635

Beiersdorf A.G.	2,546	146

Brenntag A.G.	874	84

Celesio A.G.	2,072	33

Commerzbank A.G. †*	91,473	171

Continental A.G. *	2,061	145

Daimler A.G. (Registered)	23,196	1,053

Deutsche Bank A.G. (Registered) †	23,832	922

Deutsche Boerse A.G. *	5,015	306

Deutsche Lufthansa A.G. (Registered) †	6,093	79

Deutsche Post A.G. (Registered)	21,914	331

Deutsche Telekom A.G. (Registered)	71,901	932

E.ON A.G.	46,214	1,144

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Germany – 7.4% – continued

Fraport A.G. Frankfurt Airport Services Worldwide	935	$53

Fresenius Medical Care A.G. & Co. KGaA	5,357	366

Fresenius S.E. & Co. KGaA	2,905	279

GEA Group A.G.	4,357	128

Hannover Rueckversicherung A.G. (Registered)	1,566	82

HeidelbergCement A.G.	3,643	153

HeidelbergCement A.G. (VVPR) (1)*	83	–

Henkel A.G. & Co. KGaA	3,270	160

Hochtief A.G.	1,114	64

Infineon Technologies A.G.	28,178	233

K+S A.G.	4,443	241

Kabel Deutschland Holding A.G. *	2,342	130

Lanxess A.G. †	2,107	118

Linde A.G.	4,365	670

MAN S.E.	1,605	139

Merck KGaA †	1,656	164

Metro A.G.	3,294	162

Muenchener Rueckversicherungs A.G. (Registered)	4,603	582

RWE A.G.	10,706	444

Salzgitter A.G.	969	50

SAP A.G.	23,547	1,405

Siemens A.G. (Registered)	21,080	2,128

Suedzucker A.G.	1,635	52

ThyssenKrupp A.G.	9,870	255

United Internet A.G. (Registered)	2,775	53

Volkswagen A.G.	764	116
Wacker Chemie A.G. †	417	40
		18,973

Greece – 0.1%

Coca Cola Hellenic Bottling Co. S.A. *	4,628	71

Hellenic Telecommunications Organization S.A.	5,975	25

National Bank of Greece S.A. *	24,476	66
OPAP S.A.	5,728	51
		213

Hong Kong – 2.8%

AIA Group Ltd.	214,878	676

ASM Pacific Technology Ltd. †	4,900	54

Bank of East Asia Ltd. †	38,753	136

BOC Hong Kong Holdings Ltd.	95,108	218

Cathay Pacific Airways Ltd.	32,506	59

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	25	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Hong Kong – 2.8% – continued

Cheung Kong Holdings Ltd.	35,729	$409

Cheung Kong Infrastructure Holdings Ltd.	12,353	70

CLP Holdings Ltd.	49,521	440

First Pacific Co. Ltd.	56,909	63

Foxconn International Holdings Ltd. †*	57,127	37

Galaxy Entertainment Group Ltd. †*	32,536	65

Hang Lung Group Ltd. †	23,462	125

Hang Lung Properties Ltd.	62,501	190

Hang Seng Bank Ltd. †	19,479	241

Henderson Land Development Co. Ltd. †	23,746	118

Hong Kong & China Gas Co. Ltd.	121,073	281

Hong Kong Exchanges and Clearing Ltd. †	26,503	442

Hopewell Holdings Ltd.	15,000	39

Hutchison Whampoa Ltd.	54,698	481

Hysan Development Co. Ltd.	15,732	51

Kerry Properties Ltd.	17,504	62

Li & Fung Ltd. †	145,618	297

Lifestyle International Holdings Ltd.	14,453	34

Link REIT (The)	58,948	213

MTR Corp.	36,129	120

New World Development Ltd. †	91,990	79

Noble Group Ltd.	99,326	93

NWS Holdings Ltd.	33,260	47

Orient Overseas International Ltd.	5,000	23

PCCW Ltd.	97,374	36

Power Assets Holdings Ltd.	35,433	263

Sands China Ltd. *	61,813	187

Shangri-La Asia Ltd.	37,574	70

Sino Land Co. Ltd. †	72,696	92

SJM Holdings Ltd.	43,889	75

Sun Hung Kai Properties Ltd.	36,136	449

Swire Pacific Ltd., Class A	18,551	226

Wharf Holdings Ltd.	38,466	188

Wheelock & Co. Ltd.	24,021	64

Wing Hang Bank Ltd.	4,308	36

Wynn Macau Ltd. †	39,553	116

Yangzijiang Shipbuilding Holdings Ltd.	47,000	34
Yue Yuen Industrial Holdings Ltd.	18,710	55
		7,054

Ireland – 0.7%

CRH PLC †	1,027	20

CRH PLC	17,365	335

Elan Corp. PLC †*	12,576	137

Experian PLC	25,650	341

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Ireland – 0.7% – continued

Irish Bank Resolution Corp. Ltd. (1)*	6,354	$–

James Hardie Industries S.E. *	11,436	82

Kerry Group PLC, Class A	3,556	133

Ryanair Holdings PLC *	3,150	16

Shire PLC	14,445	485
WPP PLC	32,519	341
		1,890

Israel – 0.6%

Bank Hapoalim B.M.	26,779	92

Bank Leumi Le-Israel B.M.	29,974	88

Bezeq The Israeli Telecommunication Corp. Ltd.	44,301	84

Cellcom Israel Ltd.	1,348	23

Delek Group Ltd.	123	23

Elbit Systems Ltd.	643	27

Israel (The) Corp. Ltd.	56	37

Israel Chemicals Ltd.	11,514	125

Israel Discount Bank Ltd., Class A *	19,285	28

Mizrahi Tefahot Bank Ltd.	3,241	27

NICE Systems Ltd. *	1,590	54

Partner Communications Co. Ltd.	2,292	22
Teva Pharmaceutical Industries Ltd.	24,050	954
		1,584

Italy – 2.3%

A2A S.p.A.	27,172	28

Assicurazioni Generali S.p.A.	30,093	501

Atlantia S.p.A.	8,202	126

Autogrill S.p.A.	2,783	29

Banca Carige S.p.A. †	15,814	31

Banca Monte dei Paschi di Siena S.p.A.	123,654	42

Banco Popolare Scarl	44,445	53

Enel Green Power S.p.A.	45,446	102

Enel S.p.A.	168,969	718

ENI S.p.A.	61,483	1,303

Exor S.p.A.	1,535	33

Fiat Industrial S.p.A. *	19,501	175

Fiat S.p.A. †	19,495	100

Finmeccanica S.p.A.	10,809	47

Intesa Sanpaolo S.p.A.	257,629	429

Intesa Sanpaolo S.p.A. (RSP)	22,352	29

Luxottica Group S.p.A.	3,053	87

Mediaset S.p.A. †	18,527	55

Mediobanca S.p.A.	13,527	87

Pirelli & C. S.p.A. †	6,201	58

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	26	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Italy – 2.3% – continued

Prysmian S.p.A.	5,331	$73

Saipem S.p.A.	6,761	302

Snam Rete Gas S.p.A.	40,667	189

Telecom Italia S.p.A.	239,562	271

Telecom Italia S.p.A. (RSP)	151,506	147

Tenaris S.A.	12,078	225

Terna Rete Elettrica Nazionale S.p.A.	29,992	107

UniCredit S.p.A.	345,157	360
Unione di Banche Italiane S.c.p.A. †	21,004	86
		5,793

Japan – 20.9%

ABC-Mart, Inc.	700	26

Advantest Corp.	3,600	40

Aeon Co. Ltd. †	15,200	208

Aeon Credit Service Co. Ltd.	2,100	32

Aeon Mall Co. Ltd.	1,800	42

Air Water, Inc.	4,000	52

Aisin Seiki Co. Ltd.	4,800	145

Ajinomoto Co., Inc.	17,000	204

Alfresa Holdings Corp.	1,000	37

All Nippon Airways Co. Ltd.	21,000	64

Amada Co. Ltd.	9,000	56

Aozora Bank Ltd.	14,000	37

Asahi Glass Co. Ltd.	26,000	222

Asahi Group Holdings Ltd.	9,800	217

Asahi Kasei Corp.	32,000	194

Asics Corp.	3,900	47

Astellas Pharma, Inc.	11,400	440

Bank of Kyoto (The) Ltd.	7,971	69

Bank of Yokohama (The) Ltd.	31,000	148

Benesse Holdings, Inc.	1,700	76

Bridgestone Corp.	16,700	388

Brother Industries Ltd.	5,900	80

Canon, Inc.	29,000	1,312

Casio Computer Co. Ltd. †	5,800	36

Central Japan Railway Co.	39	313

Chiba Bank (The) Ltd.	19,000	124

Chiyoda Corp.	4,000	44

Chubu Electric Power Co., Inc.	17,500	328

Chugai Pharmaceutical Co. Ltd.	5,700	87

Chugoku Bank (The) Ltd.	5,000	69

Chugoku Electric Power (The) Co., Inc.	7,700	130

Citizen Holdings Co. Ltd.	6,500	38

Coca-Cola West Co. Ltd.	1,600	27

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Japan – 20.9% – continued

Cosmo Oil Co. Ltd.	15,000	$41

Credit Saison Co. Ltd.	3,900	71

Dai Nippon Printing Co. Ltd.	14,000	137

Daicel Chemical Industries Ltd.	7,000	39

Daido Steel Co. Ltd.	7,000	46

Daihatsu Motor Co. Ltd.	5,000	88

Dai-ichi Life Insurance (The) Co. Ltd.	231	257

Daiichi Sankyo Co. Ltd.	17,200	310

Daikin Industries Ltd.	5,900	174

Dainippon Sumitomo Pharma Co. Ltd.	4,000	41

Daito Trust Construction Co. Ltd.	1,900	170

Daiwa House Industry Co. Ltd.	12,000	145

Daiwa Securities Group, Inc.	42,000	141

Dena Co. Ltd.	2,500	78

Denki Kagaku Kogyo Kabushiki Kaisha	13,000	51

Denso Corp.	12,500	357

Dentsu, Inc.	4,700	137

East Japan Railway Co.	8,690	532

Eisai Co. Ltd.	6,400	247

Electric Power Development Co. Ltd.	3,100	78

Elpida Memory, Inc. †*	6,100	30

FamilyMart Co. Ltd.	1,600	64

FANUC Corp.	4,900	804

Fast Retailing Co. Ltd.	1,400	227

Fuji Electric Co. Ltd.	15,000	45

Fuji Heavy Industries Ltd.	15,000	87

FUJIFILM Holdings Corp.	11,800	285

Fujitsu Ltd.	48,000	256

Fukuoka Financial Group, Inc.	20,000	82

Furukawa Electric Co. Ltd.	16,000	37

Gree, Inc. †	2,362	79

GS Yuasa Corp. †	9,000	52

Gunma Bank (The) Ltd.	10,000	56

Hachijuni Bank (The) Ltd.	10,872	64

Hakuhodo DY Holdings, Inc.	570	31

Hamamatsu Photonics K.K.	1,791	66

Hino Motors Ltd.	7,000	43

Hirose Electric Co. Ltd.	800	74

Hiroshima Bank (The) Ltd.	13,000	63

Hisamitsu Pharmaceutical Co., Inc.	1,500	60

Hitachi Chemical Co. Ltd.	2,700	52

Hitachi Construction Machinery Co. Ltd. †	2,600	46

Hitachi High-Technologies Corp.	1,600	35

Hitachi Ltd.	116,000	650

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	27	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Japan – 20.9% – continued

Hitachi Metals Ltd.	4,000	$45

Hokkaido Electric Power Co., Inc.	4,700	63

Hokuhoku Financial Group, Inc.	32,000	63

Hokuriku Electric Power Co.	4,500	80

Honda Motor Co. Ltd.	41,900	1,325

Hoya Corp.	11,100	237

Ibiden Co. Ltd.	3,200	76

Idemitsu Kosan Co. Ltd.	600	64

IHI Corp.	34,000	80

Inpex Corp.	56	376

Isetan Mitsukoshi Holdings Ltd.	9,760	96

Isuzu Motors Ltd.	30,000	142

ITOCHU Corp.	38,600	392

Itochu Techno-Solutions Corp.	700	30

Iyo Bank (The) Ltd.	6,000	59

J. Front Retailing Co. Ltd.	12,800	57

Japan Petroleum Exploration Co.	800	33

Japan Prime Realty Investment Corp.	17	42

Japan Real Estate Investment Corp. †	12	100

Japan Retail Fund Investment Corp.	48	73

Japan Steel Works (The) Ltd.	8,000	53

Japan Tobacco, Inc.	116	553

JFE Holdings, Inc.	11,900	220

JGC Corp.	5,000	126

Joyo Bank (The) Ltd.	16,000	70

JS Group Corp.	6,700	127

JSR Corp.	4,600	89

JTEKT Corp.	5,700	56

Jupiter Telecommunications Co. Ltd.	45	44

JX Holdings, Inc.	57,427	367

Kajima Corp.	22,000	66

Kamigumi Co. Ltd.	6,000	49

Kaneka Corp.	7,000	38

Kansai Electric Power (The) Co., Inc.	19,300	290

Kansai Paint Co. Ltd.	6,000	57

Kao Corp.	13,500	356

Kawasaki Heavy Industries Ltd.	36,000	93

Kawasaki Kisen Kaisha Ltd.	19,000	33

KDDI Corp.	75	498

Keikyu Corp. †	12,000	106

Keio Corp.	15,000	102

Keisei Electric Railway Co. Ltd.	7,000	49

Keyence Corp.	1,030	263

Kikkoman Corp.	4,000	44

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Japan – 20.9% – continued

Kinden Corp.	3,000	$25

Kintetsu Corp. †	41,000	152

Kirin Holdings Co. Ltd.	21,000	257

Kobe Steel Ltd.	62,000	99

Koito Manufacturing Co. Ltd.	3,000	42

Komatsu Ltd.	24,300	619

Konami Corp. †	2,500	75

Konica Minolta Holdings, Inc.	12,500	95

Kubota Corp.	30,000	273

Kuraray Co. Ltd.	8,600	123

Kurita Water Industries Ltd.	2,900	78

Kyocera Corp.	3,900	350

Kyowa Hakko Kirin Co. Ltd.	7,000	83

Kyushu Electric Power Co., Inc.	10,100	139

Lawson, Inc.	1,600	95

Mabuchi Motor Co. Ltd.	600	27

Makita Corp.	2,800	98

Marubeni Corp.	42,000	259

Marui Group Co. Ltd.	5,500	40

Maruichi Steel Tube Ltd.	1,100	24

Mazda Motor Corp. †*	40,000	73

McDonald’s Holdings Co. Japan Ltd.	1,600	43

Medipal Holdings Corp.	3,500	34

MEIJI Holdings Co. Ltd.	1,751	76

Miraca Holdings, Inc.	1,436	55

Mitsubishi Chemical Holdings Corp.	34,500	200

Mitsubishi Corp.	36,200	748

Mitsubishi Electric Corp.	49,000	468

Mitsubishi Estate Co. Ltd.	32,000	536

Mitsubishi Gas Chemical Co., Inc.	10,000	60

Mitsubishi Heavy Industries Ltd.	78,000	328

Mitsubishi Logistics Corp.	3,000	31

Mitsubishi Materials Corp.	29,000	82

Mitsubishi Motors Corp. *	97,000	117

Mitsubishi Tanabe Pharma Corp.	5,800	90

Mitsubishi UFJ Financial Group, Inc.	326,230	1,417

Mitsubishi UFJ Lease & Finance Co. Ltd.	1,500	57

Mitsui & Co. Ltd.	44,500	702

Mitsui Chemicals, Inc.	21,000	68

Mitsui Fudosan Co. Ltd.	22,000	357

Mitsui O.S.K. Lines Ltd.	29,000	92

Mizuho Financial Group, Inc.	583,571	765

MS&AD Insurance Group Holdings	14,493	285

Murata Manufacturing Co. Ltd.	5,200	308

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	28	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Japan – 20.9% – continued

Nabtesco Corp.	2,492	$55

Namco Bandai Holdings, Inc.	5,100	74

NEC Corp. *	67,000	145

NGK Insulators Ltd.	7,000	78

NGK Spark Plug Co. Ltd.	4,000	51

NHK Spring Co. Ltd.	4,000	36

Nidec Corp.	2,800	253

Nikon Corp.	8,600	202

Nintendo Co. Ltd.	2,500	379

Nippon Building Fund, Inc.	14	129

Nippon Electric Glass Co. Ltd.	10,000	103

Nippon Express Co. Ltd.	22,000	84

Nippon Meat Packers, Inc.	4,000	50

Nippon Paper Group, Inc. †	2,600	56

Nippon Sheet Glass Co. Ltd.	23,000	44

Nippon Steel Corp.	132,000	321

Nippon Telegraph & Telephone Corp.	12,326	607

Nippon Yusen Kabushiki Kaisha	38,000	85

Nishi-Nippon City Bank (The) Ltd.	17,000	50

Nissan Motor Co. Ltd.	63,700	585

Nisshin Seifun Group, Inc.	5,000	60

Nisshin Steel Co. Ltd.	18,000	26

Nissin Foods Holdings Co. Ltd.	1,500	57

Nitori Holdings Co. Ltd.	950	89

Nitto Denko Corp.	4,200	174

NKSJ Holdings, Inc.	9,420	187

NOK Corp.	2,500	44

Nomura Holdings, Inc.	93,100	309

Nomura Real Estate Holdings, Inc.	2,500	39

Nomura Real Estate Office Fund, Inc.	7	36

Nomura Research Institute Ltd.	2,600	58

NSK Ltd.	11,000	73

NTN Corp.	13,000	52

NTT Data Corp.	33	103

NTT DoCoMo, Inc.	391	690

NTT Urban Development Corp.	30	21

Obayashi Corp.	17,000	71

Odakyu Electric Railway Co. Ltd.	16,000	151

OJI Paper Co. Ltd.	22,000	109

Olympus Corp. †	5,600	76

Omron Corp.	5,200	111

Ono Pharmaceutical Co. Ltd.	2,100	109

Oracle Corp. Japan	900	30

Oriental Land Co. Ltd.	1,300	134

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Japan – 20.9% – continued

ORIX Corp.	2,660	$224

Osaka Gas Co. Ltd.	48,000	183

Otsuka Corp.	400	28

Otsuka Holdings Co. Ltd.	6,357	174

Panasonic Corp.	56,900	547

Rakuten, Inc.	184	197

Resona Holdings, Inc.	48,200	216

Ricoh Co. Ltd.	17,000	154

Rinnai Corp.	800	61

Rohm Co. Ltd.	2,400	115

Sankyo Co. Ltd.	1,400	70

Sanrio Co. Ltd.	1,200	62

Santen Pharmaceutical Co. Ltd.	1,900	72

SBI Holdings, Inc.	579	47

Secom Co. Ltd.	5,400	243

Sega Sammy Holdings, Inc.	5,300	109

Seiko Epson Corp.	3,300	47

Sekisui Chemical Co. Ltd.	11,000	82

Sekisui House Ltd.	15,000	131

Seven & I Holdings Co. Ltd.	19,400	542

Seven Bank Ltd.	13,000	26

Sharp Corp.	26,000	266

Shikoku Electric Power Co., Inc.	4,700	131

Shimadzu Corp.	6,000	49

Shimamura Co. Ltd.	600	57

Shimano, Inc.	1,900	93

Shimizu Corp.	16,000	66

Shin-Etsu Chemical Co. Ltd.	10,600	532

Shinsei Bank Ltd.	37,000	37

Shionogi & Co. Ltd.	7,600	89

Shiseido Co. Ltd.	9,100	169

Shizuoka Bank (The) Ltd.	15,000	156

Showa Denko K.K.	39,000	80

Showa Shell Sekiyu K.K.	4,600	31

SMC Corp.	1,400	232

Softbank Corp.	22,700	765

Sojitz Corp. †	32,600	52

Sony Corp.	25,800	465

Sony Financial Holdings, Inc.	4,500	74

Square Enix Holdings Co. Ltd.	1,700	35

Stanley Electric Co. Ltd.	3,800	56

Sumco Corp. †*	2,900	25

Sumitomo Chemical Co. Ltd.	41,000	156

Sumitomo Corp.	28,800	385

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	29	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Japan – 20.9% – continued

Sumitomo Electric Industries Ltd.	19,100	$208

Sumitomo Heavy Industries Ltd.	14,000	85

Sumitomo Metal Industries Ltd.	85,000	150

Sumitomo Metal Mining Co. Ltd.	14,000	189

Sumitomo Mitsui Financial Group, Inc.	34,423	951

Sumitomo Mitsui Trust Holdings, Inc.	79,270	243

Sumitomo Realty & Development Co. Ltd.	9,000	179

Sumitomo Rubber Industries Ltd.	4,500	54

Suruga Bank Ltd.	5,000	46

Suzuken Co. Ltd.	1,897	49

Suzuki Motor Corp.	8,500	180

Sysmex Corp.	1,800	62

T&D Holdings, Inc.	14,500	141

Taisei Corp.	27,000	70

Taisho Pharmaceutical Holdings Co. Ltd. *	900	60

Taiyo Nippon Sanso Corp.	7,000	51

Takashimaya Co. Ltd.	7,000	50

Takeda Pharmaceutical Co. Ltd.	20,300	831

TDK Corp.	3,200	163

Teijin Ltd.	24,000	74

Terumo Corp.	4,300	210

THK Co. Ltd.	3,200	64

Tobu Railway Co. Ltd.	26,000	132

Toho Co. Ltd.	2,800	48

Toho Gas Co. Ltd.	10,000	59

Tohoku Electric Power Co., Inc.	11,400	118

Tokio Marine Holdings, Inc.	18,600	451

Tokyo Electric Power (The) Co., Inc. †*	37,600	141

Tokyo Electron Ltd.	4,400	241

Tokyo Gas Co. Ltd.	63,000	271

Tokyu Corp.	29,000	140

Tokyu Land Corp.	11,000	43

TonenGeneral Sekiyu K.K.	7,000	80

Toppan Printing Co. Ltd.	14,000	103

Toray Industries, Inc.	38,000	285

Toshiba Corp.	104,000	481

Tosoh Corp.	13,000	38

TOTO Ltd.	8,000	65

Toyo Seikan Kaisha Ltd.	3,800	53

Toyo Suisan Kaisha Ltd.	2,000	49

Toyoda Gosei Co. Ltd.	1,900	33

Toyota Boshoku Corp.	1,600	18

Toyota Industries Corp.	4,500	125

Toyota Motor Corp.	70,700	2,325

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Japan – 20.9% – continued

Toyota Tsusho Corp.	5,500	$92

Trend Micro, Inc.	2,600	80

Tsumura & Co.	1,500	42

Ube Industries Ltd.	26,000	74

Unicharm Corp.	2,900	137

Ushio, Inc.	2,500	38

USS Co. Ltd.	550	48

West Japan Railway Co.	4,300	178

Yahoo Japan Corp. †	362	115

Yakult Honsha Co. Ltd. †	2,500	77

Yamada Denki Co. Ltd.	2,130	154

Yamaguchi Financial Group, Inc.	6,000	58

Yamaha Corp.	3,800	37

Yamaha Motor Co. Ltd. *	7,100	99

Yamato Holdings Co. Ltd.	10,000	161

Yamato Kogyo Co. Ltd.	1,200	33

Yamazaki Baking Co. Ltd.	2,905	39

Yaskawa Electric Corp.	5,000	44
Yokogawa Electric Corp. *	5,600	53
		53,382

Netherlands – 2.5%

Aegon N.V. *	44,658	196

Akzo Nobel N.V.	5,930	301

ASML Holding N.V.	11,104	433

Corio N.V.	1,618	72

Delta Lloyd N.V.	2,422	43

European Aeronautic Defence and Space Co. N.V.	10,439	313

Fugro N.V. – CVA	1,736	97

Heineken Holding N.V.	2,870	115

Heineken N.V.	6,624	311

ING Groep N.V. – CVA *	97,745	762

Koninklijke Ahold N.V.	29,777	379

Koninklijke Boskalis Westminster N.V.	1,851	62

Koninklijke DSM N.V.	4,004	196

Koninklijke KPN N.V.	37,802	463

Koninklijke Philips Electronics N.V.	25,923	528

Koninklijke Vopak N.V.	1,842	101

QIAGEN N.V. *	5,891	87

Randstad Holding N.V. †	2,970	93

Reed Elsevier N.V.	17,450	206

SBM Offshore N.V.	4,240	91

TNT Express N.V.	9,067	66

Unilever N.V. – CVA	41,686	1,420

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	30	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Netherlands – 2.5% – continued
Wolters Kluwer N.V.	7,801	$136
		6,471

New Zealand – 0.1%

Auckland International Airport Ltd.	22,781	42

Chorus Ltd. *	9,409	24

Contact Energy Ltd. *	8,756	37

Fletcher Building Ltd.	17,452	83

Sky City Entertainment Group Ltd.	14,470	39
Telecom Corp. of New Zealand Ltd.	49,744	79
		304

Norway – 0.9%

Aker Solutions ASA	4,493	53

DnB NOR ASA	24,937	255

Gjensidige Forsikring ASA	5,526	64

Norsk Hydro ASA †	23,186	112

Orkla ASA	19,453	149

Seadrill Ltd.	8,379	293

Statoil ASA	28,648	741

Telenor ASA	18,609	318
Yara International ASA	4,874	199
		2,184

Portugal – 0.2%

Banco Espirito Santo S.A. (Registered) †	11,840	18

Cimpor Cimentos de Portugal SGPS S.A.	5,635	39

Energias de Portugal S.A.	48,814	157

Galp Energia SGPS S.A., Class B	5,951	100

Jeronimo Martins SGPS S.A.	5,687	104
Portugal Telecom SGPS S.A. (Registered)	17,453	108
		526

Singapore – 1.6%

Ascendas Real Estate Investment Trust	45,666	73

CapitaLand Ltd.	66,250	134

CapitaMall Trust	53,200	74

CapitaMalls Asia Ltd.	35,940	37

City Developments Ltd.	13,000	101

ComfortDelGro Corp. Ltd.	47,000	52

Cosco Corp. Singapore Ltd. †	25,000	18

DBS Group Holdings Ltd.	44,805	446

Fraser and Neave Ltd.	24,348	124

Genting Singapore PLC †*	159,000	193

Global Logistic Properties Ltd. *	47,701	70

Golden Agri-Resources Ltd.	172,105	98

Hutchison Port Holdings Trust †	137,000	83

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Singapore – 1.6% – continued

Jardine Cycle & Carriage Ltd.	2,870	$105

Keppel Corp. Ltd.	37,150	277

Keppel Land Ltd.	20,862	40

Neptune Orient Lines Ltd. †	24,897	21

Olam International Ltd. †	38,098	71

Oversea-Chinese Banking Corp. Ltd.	64,990	415

SembCorp Industries Ltd.	26,044	88

SembCorp Marine Ltd.	21,400	65

Singapore Airlines Ltd.	13,667	112

Singapore Exchange Ltd. †	22,000	108

Singapore Press Holdings Ltd. †	38,295	118

Singapore Technologies Engineering Ltd.	40,000	84

Singapore Telecommunications Ltd.	204,325	496

StarHub Ltd.	17,000	38

United Overseas Bank Ltd.	32,692	398

UOL Group Ltd.	13,039	44
Wilmar International Ltd.	49,000	199
		4,182

Spain – 3.2%

Abertis Infraestructuras S.A.	9,760	156

Acciona S.A. †	664	62

Acerinox S.A. †	2,428	33

ACS Actividades de Construccion y Servicios S.A. †	3,538	115

Amadeus IT Holding S.A., Class A	8,095	137

Banco Bilbao Vizcaya Argentaria S.A.	117,452	997

Banco de Sabadell S.A. †	27,417	92

Banco Popular Espanol S.A. †	25,325	108

Banco Santander S.A.	216,234	1,622

Bankia S.A.U. *	21,483	108

Bankinter S.A. †	5,556	31

CaixaBank	19,362	99

Distribuidora Internacional de Alimentacion S.A. *	14,968	68

EDP Renovaveis S.A. *	6,265	36

Enagas S.A.	4,671	88

Ferrovial S.A.	9,561	119

Fomento de Construcciones y Contratas S.A. †	1,291	33

Gas Natural SDG S.A.	8,966	156

Grifols S.A. *	3,609	58

Iberdrola S.A.	98,160	657

Inditex S.A.	5,608	476

Indra Sistemas S.A. †	2,320	33

Mapfre S.A.	20,117	67

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	31	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Spain – 3.2% – continued

Red Electrica Corp. S.A.	2,703	$119

Repsol YPF S.A.	20,334	616

Telefonica S.A.	105,405	1,989
Zardoya Otis S.A. †	3,871	54
		8,129

Sweden – 3.0%

Alfa Laval AB	8,492	164

Assa Abloy AB, Class B	7,950	196

Atlas Copco AB, Class A †	17,202	370

Atlas Copco AB, Class B	9,863	188

Boliden AB	7,257	105

Electrolux AB, Class B †	6,224	108

Getinge AB, Class B	5,048	130

Hennes & Mauritz AB, Class B	26,257	833

Hexagon AB, Class B	6,589	101

Holmen AB, Class B	1,327	37

Husqvarna AB, Class B †	11,652	57

Industrivarden AB, Class C *	3,189	39

Investor AB, Class B	11,723	219

Kinnevik Investment AB, Class B	5,387	109

Lundin Petroleum AB †*	5,769	149

Millicom International Cellular S.A. SDR	1,937	210

Modern Times Group AB, Class B	1,284	62

Nordea Bank AB	67,996	542

Ratos AB, Class B	4,931	57

Sandvik AB	25,937	333

Scania AB, Class B	8,045	123

Securitas AB, Class B	8,257	73

Skandinaviska Enskilda Banken AB, Class A	36,181	211

Skanska AB, Class B	10,067	157

SKF AB, Class B	9,919	212

SSAB AB, Class A †	3,770	34

Svenska Cellulosa AB, Class B	14,840	221

Svenska Handelsbanken AB, Class A	12,526	331

Swedbank AB, Class A	20,750	278

Swedish Match AB	5,381	176

Tele2 AB, Class B	7,986	159

Telefonaktiebolaget LM Ericsson, Class B	77,264	822

TeliaSonera AB	55,600	379
Volvo AB, Class B	35,760	412
		7,597

Switzerland – 8.2%

ABB Ltd. (Registered) *	56,027	1,062

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Switzerland – 8.2% – continued

Actelion Ltd. (Registered) *	2,872	$101

Adecco S.A. (Registered) †*	3,330	145

Aryzta A.G.	1,888	91

Aryzta A.G. - (Dublin Exchange)	308	14

Baloise Holding A.G. (Registered)	1,171	83

Barry Callebaut A.G. (Registered) *	50	46

Cie Financiere Richemont S.A., Class A (Bearer)	13,394	724

Credit Suisse Group A.G. (Registered) *	29,232	709

GAM Holding A.G. *	5,088	59

Geberit A.G. (Registered) *	1,018	195

Givaudan S.A. (Registered) *	212	198

Glencore International PLC †*	20,851	131

Holcim Ltd. (Registered) *	6,282	352

Julius Baer Group Ltd. *	5,233	187

Kuehne & Nagel International A.G. (Registered)	1,400	171

Lindt & Spruengli A.G. (Participation Certificates)	23	70

Lindt & Spruengli A.G. (Registered)	3	106

Lonza Group A.G. (Registered) *	1,323	81

Nestle S.A. (Registered)	84,578	4,743

Novartis A.G. (Registered)	59,844	3,229

Pargesa Holding S.A. (Bearer)	703	51

Partners Group Holding A.G.	350	65

Roche Holding A.G. (Genusschein)	18,010	2,865

Schindler Holding A.G. (Participation Certificates)	1,218	146

Schindler Holding A.G. (Registered)	576	70

SGS S.A. (Registered)	139	235

Sika A.G. (Bearer)	53	99

Sonova Holding A.G. (Registered) *	1,256	131

STMicroelectronics N.V.	16,361	104

Straumann Holding A.G. (Registered) †	187	33

Sulzer A.G. (Registered)	627	70

Swatch Group (The) A.G. (Bearer)	795	310

Swatch Group (The) A.G. (Registered)	1,130	79

Swiss Life Holding A.G. (Registered) *	765	80

Swiss Re A.G. *	8,872	467

Swisscom A.G. (Registered)	593	224

Syngenta A.G. (Registered) *	2,431	717

Synthes, Inc. (2)	1,666	276

Transocean Ltd.	8,178	356

UBS A.G. (Registered) *	93,254	1,146

Wolseley PLC	7,240	217

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	32	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

Switzerland – 8.2% – continued
Zurich Financial Services A.G. *	3,726	$819
		21,057

United Kingdom – 21.7%

3i Group PLC	25,941	78

Admiral Group PLC	5,287	77

Aggreko PLC	6,723	200

AMEC PLC	8,423	115

Anglo American PLC	33,837	1,293

Antofagasta PLC	9,973	187

ARM Holdings PLC	34,674	326

Associated British Foods PLC	8,962	157

AstraZeneca PLC	34,457	1,596

Aviva PLC	73,510	362

Babcock International Group PLC	9,353	107

BAE Systems PLC	86,375	373

Balfour Beatty PLC	17,966	71

Barclays PLC	297,994	857

BG Group PLC	86,809	1,863

BHP Billiton PLC	54,273	1,672

BP PLC	485,567	3,531

British American Tobacco PLC	50,658	2,351

British Land Co. PLC	21,260	166

British Sky Broadcasting Group PLC	29,207	352

BT Group PLC	199,960	599

Bunzl PLC	8,650	113

Burberry Group PLC	11,088	222

Cairn Energy PLC *	35,997	155

Capita Group (The) PLC	15,484	154

Capital Shopping Centres Group PLC	14,086	71

Carnival PLC	4,699	163

Centrica PLC	133,271	634

Cobham PLC	28,984	81

Compass Group PLC	48,699	451

Diageo PLC	64,057	1,369

Essar Energy PLC *	8,270	30

Eurasian Natural Resources Corp. PLC	6,834	72

Fresnillo PLC	4,480	121

G4S PLC	35,390	142

GKN PLC	39,260	121

GlaxoSmithKline PLC	130,085	2,882

Hammerson PLC	17,699	109

HSBC Holdings PLC	457,729	3,570

ICAP PLC	14,542	82

Imperial Tobacco Group PLC	26,002	936

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

United Kingdom – 21.7% – continued

Inmarsat PLC	11,630	$80

Intercontinental Hotels Group PLC	7,327	127

International Consolidated Airlines Group S.A. *	24,647	58

International Power PLC	38,730	205

Intertek Group PLC	4,168	126

Invensys PLC	19,954	64

Investec PLC	12,191	69

ITV PLC	91,851	94

J. Sainsbury PLC	30,587	147

Johnson Matthey PLC	5,416	164

Kazakhmys PLC	5,289	77

Kingfisher PLC	60,202	243

Land Securities Group PLC	19,599	212

Legal & General Group PLC	150,237	252

Lloyds Banking Group PLC *	1,055,900	415

London Stock Exchange Group PLC	3,874	53

Lonmin PLC	4,343	73

Man Group PLC	48,210	108

Marks & Spencer Group PLC	41,111	214

Meggitt PLC	20,201	121

National Grid PLC	91,326	897

Next PLC	4,393	186

Old Mutual PLC	142,426	255

Pearson PLC	20,850	378

Petrofac Ltd.	6,551	150

Prudential PLC	65,399	644

Randgold Resources Ltd.	2,322	247

Reckitt Benckiser Group PLC	15,799	799

Reed Elsevier PLC	30,993	257

Resolution Ltd.	37,122	138

Rexam PLC	21,843	118

Rio Tinto PLC	35,918	1,901

Rolls-Royce Holdings PLC *	48,181	553

Royal Bank of Scotland Group PLC *	452,681	151

Royal Dutch Shell PLC, Class A	92,830	3,254

Royal Dutch Shell PLC, Class B	68,875	2,481

RSA Insurance Group PLC	88,536	151

SABMiller PLC	24,444	863

Sage Group (The) PLC	34,294	156

Schroders PLC	2,939	62

Scottish & Southern Energy PLC	24,101	499

Segro PLC	20,109	71

Serco Group PLC	12,849	99

Severn Trent PLC	5,960	145

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	33	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 96.7% – continued

United Kingdom – 21.7% – continued

Smith & Nephew PLC	22,948	$210

Smiths Group PLC	9,851	147

Standard Chartered PLC	60,947	1,331

Standard Life PLC	58,934	188

Subsea 7 S.A. *	7,058	140

Tate & Lyle PLC	12,104	128

Tesco PLC	205,924	1,313

TUI Travel PLC	13,465	37

Tullow Oil PLC	23,048	504

Unilever PLC	32,810	1,102

United Utilities Group PLC	17,189	170

Vedanta Resources PLC	3,176	53

Vodafone Group PLC	1,302,262	3,533

Weir Group (The) PLC	5,317	173

Whitbread PLC	4,416	114

WM Morrison Supermarkets PLC	56,868	288
Xstrata PLC	52,991	854
		55,453
Total Common Stocks (3)
(Cost $258,875)		247,246

PREFERRED STOCKS – 0.5%

Germany – 0.5%

Bayerische Motoren Werke A.G.	1,343	71

Henkel A.G. & Co. KGaA	4,588	272

Porsche Automobil Holding S.E.	3,896	237

ProSiebenSat.1 Media A.G.	1,818	36

RWE A.G. (Non Voting)	943	35
Volkswagen A.G.	3,686	633
		1,284
Total Preferred Stocks (3)
(Cost $1,146)		1,284

RIGHTS – 0.0%

Austria – 0.0%

Immoeast A.G. (1)†*	5,669	–
Immoeast A.G. (1)*	4,355	–
		–

France – 0.0%
Eurazeo †*	15	–
Total Rights (3)
(Cost $– )		–

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 5.4%

Northern Institutional Funds - Diversified Assets Portfolio (4)(5)	839,547	$839
Northern Institutional Funds - Liquid Assets Portfolio (4)(6)(7)	13,050,685	13,050
Total Investment Companies
(Cost $13,889)		13,889

Total Investments – 102.6%
(Cost $273,910)		262,419
Liabilities less Other Assets – (2.6)%		(6,642)
NET ASSETS – 100.0%		$255,777

(1)	Security has been deemed worthless by the Northern Trust Global Investments Pricing and Valuation Committee and is a Level 3 investment.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Institutional Funds.
(3)	In accordance with the Portfolio’s prospectus, adjustment factors were provided by an independent evaluation service to determine the value of certain foreign securities.
(4)	Investment in affiliated Portfolio.
(5)	At November 30, 2010, the value of the Portfolio’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $1,394,000 with net sales of approximately $555,000 during the fiscal year ended November 30, 2011.
(6)	Investment relates to cash collateral received from portfolio securities loaned.
(7)	At November 30, 2010, the value of the Portfolio’s investment in the Liquid Assets Portfolio of the Northern Institutional Funds was approximately $6,545,000 with net purchases of approximately $6,505,000 during the fiscal year ended November 30, 2011.

†	Security is either wholly or partially on loan.
*	Non-Income Producing Security

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	34	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

At November 30, 2011, the International Equity Index Portfolio had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
Euro Stoxx 50 (Euro)	79	$2,469	Long	12/11	$113
FTSE 100 Index (British Pound)	25	2,154	Long	12/11	38
Hang Seng Index (Hong Kong Dollar)	2	233	Long	12/11	3
NIKKEI (Japanese Yen)	26	1,449	Long	12/11	19
SGX NIKKEI 225 (Japanese Yen)	5	271	Long	12/11	(5)
SPI 200 (Australian Dollar)	3	317	Long	12/11	11

Total					$179

At November 30, 2011, the industry sectors (unaudited) for the International Equity Index Portfolio were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	10.1%
Consumer Staples	11.4
Energy	9.0
Financials	21.7
Health Care	9.4
Industrials	12.4
Information Technology	4.9
Materials	10.4
Telecommunication Services	6.1
Utilities	4.6

Total	100.0%

At November 30, 2011, the International Equity Index Portfolio’s investments were denominated in the following currencies (unaudited):

CONCENTRATION BY CURRENCY	% OF LONG-TERM INVESTMENTS
Euro	28.1%
British Pound	22.8
Japanese Yen	21.5
Australian Dollar	9.0
Swiss Franc	8.3
All other currencies less than 5%	10.3

Total	100.0%

At November 30, 2011, the International Equity Index Portfolio had outstanding foreign currency exchange contracts as follows:

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
United States Dollar	200	Euro	148	12/2/11	$(1)
United States Dollar	160	Swedish Krona	1,082	12/2/11	–
Australian Dollar	192	United States Dollar	194	12/21/11	(3)
Australian Dollar	496	United States Dollar	470	12/21/11	(39)
Australian Dollar	107	United States Dollar	110	12/21/11	–
Australian Dollar	58	United States Dollar	60	12/21/11	–
Australian Dollar	295	United States Dollar	300	12/21/11	(3)
Australian Dollar	247	United States Dollar	250	12/21/11	(3)
Australian Dollar	121	United States Dollar	120	12/21/11	(4)
British Pound	270	United States Dollar	424	12/21/11	–
British Pound	803	United States Dollar	1,240	12/21/11	(19)
British Pound	103	United States Dollar	160	12/21/11	(1)
British Pound	113	United States Dollar	180	12/21/11	3
British Pound	56	United States Dollar	90	12/21/11	2
British Pound	93	United States Dollar	150	12/21/11	3
British Pound	68	United States Dollar	110	12/21/11	3
British Pound	484	United States Dollar	770	12/21/11	10
British Pound	147	United States Dollar	233	12/21/11	2
British Pound	114	United States Dollar	180	12/21/11	1
British Pound	63	United States Dollar	100	12/21/11	1
Euro	412	United States Dollar	564	12/21/11	10
Euro	1,182	United States Dollar	1,560	12/21/11	(28)
Euro	359	United States Dollar	500	12/21/11	17
Euro	123	United States Dollar	170	12/21/11	4
Euro	131	United States Dollar	180	12/21/11	4
Euro	58	United States Dollar	80	12/21/11	2
Euro	697	United States Dollar	950	12/21/11	13
Euro	318	United States Dollar	430	12/21/11	3
Hong Kong Dollar	1,167	United States Dollar	150	12/21/11	–
Hong Kong Dollar	700	United States Dollar	90	12/21/11	–

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	35	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO continued

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
Japanese Yen	29,125	United States Dollar	381	12/21/11	$5
Japanese Yen	23,669	United States Dollar	310	12/21/11	5
Japanese Yen	98,720	United States Dollar	1,290	12/21/11	17
Japanese Yen	31,167	United States Dollar	410	12/21/11	8
Japanese Yen	5,457	United States Dollar	70	12/21/11	–
Japanese Yen	10,920	United States Dollar	140	12/21/11	(1)
Japanese Yen	7,775	United States Dollar	100	12/21/11	–
Japanese Yen	53,939	United States Dollar	700	12/21/11	4
Japanese Yen	22,346	United States Dollar	290	12/21/11	2
Japanese Yen	11,537	United States Dollar	150	12/21/11	1
Swedish Krona	1,112	United States Dollar	160	12/21/11	(4)
Swedish Krona	670	United States Dollar	100	12/21/11	1
Singapore Dollar	131	United States Dollar	104	12/21/11	2
Singapore Dollar	118	United States Dollar	90	12/21/11	(2)
Singapore Dollar	304	United States Dollar	240	12/21/11	3
Swiss Franc	102	United States Dollar	116	12/21/11	4
Swiss Franc	254	United States Dollar	280	12/21/11	2
Swiss Franc	119	United States Dollar	130	12/21/11	–
Swiss Franc	73	United States Dollar	83	12/21/11	3
Swiss Franc	441	United States Dollar	480	12/21/11	(3)
Swiss Franc	109	United States Dollar	120	12/21/11	–
United States Dollar	63	Australian Dollar	62	12/21/11	–
United States Dollar	610	Australian Dollar	640	12/21/11	46
United States Dollar	170	Australian Dollar	163	12/21/11	(2)
United States Dollar	130	Australian Dollar	129	12/21/11	2
United States Dollar	350	Australian Dollar	347	12/21/11	6
United States Dollar	80	Australian Dollar	80	12/21/11	2
United States Dollar	80	Australian Dollar	78	12/21/11	–
United States Dollar	280	Australian Dollar	273	12/21/11	–
United States Dollar	323	British Pound	205	12/21/11	(1)
United States Dollar	445	British Pound	284	12/21/11	–
United States Dollar	110	British Pound	71	12/21/11	2
United States Dollar	90	British Pound	58	12/21/11	–
United States Dollar	110	British Pound	71	12/21/11	1
United States Dollar	170	British Pound	109	12/21/11	2

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
United States Dollar	1,060	British Pound	684	12/21/11	$13
United States Dollar	90	British Pound	58	12/21/11	1
United States Dollar	130	British Pound	81	12/21/11	(3)
United States Dollar	80	British Pound	50	12/21/11	(1)
United States Dollar	270	British Pound	170	12/21/11	(4)
United States Dollar	700	British Pound	444	12/21/11	(4)
United States Dollar	210	British Pound	133	12/21/11	(1)
United States Dollar	60	British Pound	38	12/21/11	–
United States Dollar	80	British Pound	51	12/21/11	–
United States Dollar	740	British Pound	472	12/21/11	–
United States Dollar	727	Euro	531	12/21/11	(14)
United States Dollar	220	Euro	159	12/21/11	(7)
United States Dollar	125	Euro	92	12/21/11	(1)
United States Dollar	110	Euro	81	12/21/11	(1)
United States Dollar	138	Euro	102	12/21/11	(2)
United States Dollar	220	Euro	164	12/21/11	–
United States Dollar	1,200	Euro	901	12/21/11	11
United States Dollar	110	Euro	83	12/21/11	2
United States Dollar	80	Euro	60	12/21/11	–
United States Dollar	120	Euro	85	12/21/11	(6)
United States Dollar	60	Euro	42	12/21/11	(3)
United States Dollar	110	Euro	81	12/21/11	(2)
United States Dollar	370	Euro	273	12/21/11	(3)
United States Dollar	1,000	Euro	740	12/21/11	(5)
United States Dollar	250	Euro	186	12/21/11	(1)
United States Dollar	100	Euro	74	12/21/11	(1)

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	36	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
United States Dollar	900	Euro	670	12/21/11	$–
United States Dollar	52	Hong Kong Dollar	405	12/21/11	–
United States Dollar	100	Hong Kong Dollar	778	12/21/11	–
United States Dollar	40	Hong Kong Dollar	311	12/21/11	–
United States Dollar	80	Hong Kong Dollar	623	12/21/11	–
United States Dollar	90	Hong Kong Dollar	699	12/21/11	–
United States Dollar	612	Japanese Yen	46,875	12/21/11	(7)
United States Dollar	200	Japanese Yen	15,243	12/21/11	(3)
United States Dollar	113	Japanese Yen	8,666	12/21/11	(1)
United States Dollar	170	Japanese Yen	13,031	12/21/11	(2)
United States Dollar	1,170	Japanese Yen	89,727	12/21/11	(12)
United States Dollar	90	Japanese Yen	6,893	12/21/11	(1)
United States Dollar	100	Japanese Yen	7,588	12/21/11	(2)
United States Dollar	30	Japanese Yen	2,270	12/21/11	(1)
United States Dollar	90	Japanese Yen	7,031	12/21/11	1
United States Dollar	250	Japanese Yen	19,443	12/21/11	1
United States Dollar	700	Japanese Yen	53,858	12/21/11	(5)
United States Dollar	190	Japanese Yen	14,620	12/21/11	(1)
United States Dollar	120	Japanese Yen	9,239	12/21/11	(1)
United States Dollar	80	Japanese Yen	6,156	12/21/11	(1)
United States Dollar	710	Japanese Yen	55,036	12/21/11	–
United States Dollar	220	Swedish Krona	1,444	12/21/11	(7)
United States Dollar	100	Swedish Krona	677	12/21/11	–
United States Dollar	110	Singapore Dollar	144	12/21/11	3
United States Dollar	100	Singapore Dollar	126	12/21/11	(1)
United States Dollar	240	Singapore Dollar	304	12/21/11	(3)

CONTRACTS TO DELIVER CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	IN EXCHANGE FOR CURRENCY	AMOUNT (LOCAL CURRENCY) (000s)	SETTLEMENT DATE	UNREALIZED GAINS (LOSSES) (000s)
United States Dollar	590	Swiss Franc	536	12/21/11	$(3)
United States Dollar	100	Swiss Franc	91	12/21/11	(1)
United States Dollar	250	Swiss Franc	229	12/21/11	1
United States Dollar	50	Swiss Franc	46	12/21/11	–
United States Dollar	270	Swiss Franc	247	12/21/11	–

Total					$4

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Portfolio adjusted the price of certain foreign equity securities held in its portfolio on November 30, 2011 using adjustment factors designed to reflect more accurately the fair value of the securities. See Note 2 for a discussion of this procedure. The fair valuation of these securities resulted in their categorization as Level 2 investments.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the International Equity Index Portfolio’s investments and other financial instruments, which are carried at fair value, as of November 30, 2011:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks
Consumer Discretionary	$62	$24,113	$–	$24,175
Consumer Staples	–	28,013	–	28,013
Energy	–	22,356	–	22,356
Financials	–	53,790	–	53,790
Health Care	–	23,427	–	23,427
Industrials	–	30,901	–	30,901
Information Technology	–	12,104	–	12,104
Materials	–	25,818	–	25,818
Telecommunication Services	–	15,213	–	15,213
Utilities	–	11,449	–	11,449
Preferred Stocks
Consumer Discretionary	–	976	–	976
Consumer Staples	–	273	–	273
Utilities	–	35	–	35
Investment Companies	13,889	–	–	13,889

Total Investments	$13,951	$248,468	$–	$262,419

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	37	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO continued	NOVEMBER 30, 2011

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$184	$–	$–	$184
Foreign Currency
Exchange Contracts	–	229	–	229
Liabilities
Futures Contracts	(5)	–	–	(5)
Foreign Currency
Exchange Contracts	–	(225)	–	(225)

Total Other Financial Instruments	$179	$4	$–	$183

The Portfolio discloses significant transfers between levels based on valuations at the end of each reporting period. At November 30, 2011, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on November 30, 2010. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS	BALANCE AS OF 11/30/10 (000s)	REALIZED GAIN (000s)	CHANGE IN UNREALIZED (DEPPRECIATION) (000s)	(SALES) (000s)	BALANCE AS OF 11/30/11 (000s)
Common Stocks
Industrials	$57	$9	$(7)	$(59)	$–

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	38	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO	NOVEMBER 30, 2011

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8%

Advertising – 0.1%

Harte-Hanks, Inc. †	2,875	$26

Marchex, Inc., Class B †	1,339	9

MDC Partners, Inc., Class A †	1,654	24
Valuevision Media, Inc., Class A †*	2,443	5
		64

Aerospace/Defense – 1.5%

AAR Corp.	2,528	46

Aerovironment, Inc. †*	1,097	34

Astronics Corp. †*	654	23

Astronics Corp., Class B *	56	2

Cubic Corp.	1,001	43

Curtiss-Wright Corp.	2,948	97

Ducommun, Inc. †	631	8

Esterline Technologies Corp. *	1,938	104

GenCorp, Inc. †*	3,945	21

HEICO Corp. †	2,650	157

Kaman Corp.	1,673	52

Kratos Defense & Security Solutions, Inc. †*	2,040	10

LMI Aerospace, Inc. †*	642	11

Moog, Inc., Class A *	2,882	121

National Presto Industries, Inc. †	306	29

Orbital Sciences Corp. †*	3,719	55

Teledyne Technologies, Inc. *	2,335	132
Triumph Group, Inc. †	2,391	142
		1,087

Agriculture – 0.4%

Alico, Inc. †	217	4

Alliance One International, Inc. †*	5,849	16

Andersons (The), Inc.	1,178	52

Cadiz, Inc. †*	674	6

Griffin Land & Nurseries, Inc. †	144	4

Limoneira Co. †	483	8

MGP Ingredients, Inc. †	683	3

Star Scientific, Inc. †*	6,670	18

Tejon Ranch Co. *	925	23

Universal Corp. †	1,468	70
Vector Group Ltd. †	3,038	55
		259

Airlines – 0.6%

Alaska Air Group, Inc. *	2,284	158

Allegiant Travel Co. †*	947	49

Hawaiian Holdings, Inc. †*	3,042	18

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Airlines – 0.6% – continued

JetBlue Airways Corp. †*	15,674	$65

Republic Airways Holdings, Inc. †*	3,400	13

SkyWest, Inc. †	3,373	41

Spirit Airlines, Inc. *	915	15
US Airways Group, Inc. †*	10,295	49
		408

Apparel – 1.4%

Carter’s, Inc. †*	3,125	124

Cherokee, Inc. †	543	7

Columbia Sportswear Co. †	773	39

Crocs, Inc. †*	5,445	85

Delta Apparel, Inc. †*	445	8

G-III Apparel Group Ltd. *	1,066	20

Iconix Brand Group, Inc. †*	4,635	80

Jones Group (The), Inc.	5,542	60

K-Swiss, Inc., Class A †*	1,537	4

Maidenform Brands, Inc. †*	1,499	28

Oxford Industries, Inc. †	826	31

Perry Ellis International, Inc. †*	805	12

Quiksilver, Inc. †*	8,302	26

R.G. Barry Corp. †	623	8

Skechers U.S.A., Inc., Class A †*	2,384	32

Steven Madden Ltd. *	2,406	86

True Religion Apparel, Inc.*	1,643	58

Unifi, Inc. *	810	6

Warnaco Group (The), Inc. *	2,801	142

Weyco Group, Inc. †	491	12
Wolverine World Wide, Inc.	3,157	116
		984

Auto Manufacturers – 0.1%

Force Protection, Inc. *	4,748	26
Wabash National Corp. *	4,530	33
		59

Auto Parts & Equipment – 0.9%

Accuride Corp. †*	2,671	16

American Axle & Manufacturing Holdings, Inc. †*	4,236	37

Amerigon, Inc. *	1,379	22

Commercial Vehicle Group, Inc. *	1,726	19

Cooper Tire & Rubber Co.	3,927	53

Dana Holding Corp. †*	9,296	116

Dorman Products, Inc. †*	702	27

Douglas Dynamics, Inc.	1,264	19

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	39	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Auto Parts & Equipment – 0.9% – continued

Exide Technologies †*	5,034	$14

Fuel Systems Solutions, Inc. †*	1,108	20

Meritor, Inc. *	5,995	36

Miller Industries, Inc. †	727	12

Modine Manufacturing Co. †*	3,025	29

Motorcar Parts of America, Inc. *	685	5

Spartan Motors, Inc.	1,996	10

Standard Motor Products, Inc.	1,352	26

Superior Industries International, Inc.	1,555	25

Tenneco, Inc. †*	3,847	111

Titan International, Inc. †	2,674	58
Tower International, Inc. *	355	4
		659

Banks – 6.0%

1st Source Corp. †	1,009	25

1st United Bancorp, Inc. *	1,725	10

Alliance Financial Corp.	290	9

Ameris Bancorp †*	1,612	16

Ames National Corp. †	496	8

Arrow Financial Corp. †	654	15

Bancfirst Corp. †	405	15

Banco Latinoamericano de Comercio Exterior S.A., Class E	1,715	28

Bancorp (The), Inc. †*	1,782	14

Bancorp Rhode Island, Inc.	252	11

BancorpSouth, Inc. †	5,293	52

Bank of Kentucky Financial Corp. †	368	8

Bank of Marin Bancorp †	312	12

Bank of the Ozarks, Inc. †	1,785	51

Banner Corp.	1,128	18

Boston Private Financial Holdings, Inc. †	5,013	39

Bridge Bancorp, Inc. †	459	9

Bridge Capital Holdings †*	581	6

Bryn Mawr Bank Corp. †	681	13

Camden National Corp. †	495	15

Capital Bank Corp. †*	902	2

Capital City Bank Group, Inc. †	691	7

Cardinal Financial Corp. †	1,947	21

Cascade Bancorp †*	376	2

Cass Information Systems, Inc. †	567	22

Cathay General Bancorp	4,978	69

Center Bancorp, Inc. †	752	7

Centerstate Banks, Inc. †	1,884	11

Central Pacific Financial Corp. *	1,013	13

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Banks – 6.0% – continued

Century Bancorp, Inc., Class A †	201	$6

Chemical Financial Corp. †	1,778	37

Citizens & Northern Corp.	840	14

City Holding Co. †	992	32

CNB Financial Corp. †	737	12

CoBiz Financial, Inc.	1,927	10

Columbia Banking System, Inc.	2,516	45

Community Bank System, Inc. †	2,339	62

Community Trust Bancorp, Inc. †	923	26

CVB Financial Corp. †	5,676	56

Eagle Bancorp, Inc. †*	1,165	17

Encore Bancshares, Inc. †*	479	6

Enterprise Bancorp, Inc. †	373	5

Enterprise Financial Services Corp. †	994	14

Financial Institutions, Inc.	873	15

First Bancorp	1,076	13

First Bancorp, Inc. †	500	7

First Busey Corp. †	4,801	25

First Commonwealth Financial Corp. †	6,842	32

First Community Bancshares, Inc. †	1,114	14

First Connecticut Bancorp, Inc. †	1,134	14

First Financial Bancorp †	3,691	59

First Financial Bankshares, Inc. †	2,002	66

First Financial Corp. †	738	25

First Interstate Bancsystem, Inc. †	960	11

First Merchants Corp.	1,544	13

First Midwest Bancorp, Inc.	4,744	45

First of Long Island (The) Corp. †	492	13

FirstMerit Corp. †	6,919	101

FNB Corp. †	8,035	86

Franklin Financial Corp. †*	833	9

German American Bancorp, Inc. †	782	14

Glacier Bancorp, Inc. †	4,562	55

Great Southern Bancorp, Inc.	706	15

Hampton Roads Bankshares, Inc. †*	585	2

Hancock Holding Co.	4,848	148

Hanmi Financial Corp. †*	9,450	8

Heartland Financial USA, Inc. †	851	13

Heritage Commerce Corp. †*	1,226	6

Heritage Financial Corp. †	929	11

Home Bancshares, Inc. †	1,455	36

Hudson Valley Holding Corp. †	1,051	21

IBERIABANK Corp. †	1,878	94

Independent Bank Corp. †	1,390	36

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	40	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Banks – 6.0% – continued

International Bancshares Corp. †	3,345	$60

Lakeland Bancorp, Inc. †	1,516	13

Lakeland Financial Corp. †	1,080	26

MainSource Financial Group, Inc. †	1,388	11

MB Financial, Inc.	3,450	59

Merchants Bancshares, Inc. †	338	10

Metro Bancorp, Inc. †*	969	8

MidSouth Bancorp, Inc. †	480	6

Nara Bancorp, Inc. †*	4,067	38

National Bankshares, Inc. †	414	11

National Penn Bancshares, Inc. †	7,828	65

NBT Bancorp, Inc. †	2,189	47

Old National Bancorp †	6,009	67

OmniAmerican Bancorp, Inc. †*	696	10

Oriental Financial Group, Inc. †	2,930	32

Orrstown Financial Services, Inc. †	386	3

Pacific Capital Bancorp. N.A. †*	236	6

Pacific Continental Corp. †	1,067	10

PacWest Bancorp	1,949	36

Park National Corp. †	817	50

Park Sterling Corp. †*	1,799	7

Penns Woods Bancorp, Inc. †	216	8

Peoples Bancorp, Inc. †	609	8

Pinnacle Financial Partners, Inc. †*	2,218	33

PrivateBancorp, Inc. †	3,850	37

Prosperity Bancshares, Inc. †	2,981	119

Renasant Corp.	1,647	24

Republic Bancorp, Inc., Class A †	692	15

S&T Bancorp, Inc. †	1,814	33

S.Y. Bancorp, Inc. †	772	16

Sandy Spring Bancorp, Inc. †	1,580	27

SCBT Financial Corp. †	865	25

Seacoast Banking Corp. of Florida †*	4,336	6

Sierra Bancorp †	836	8

Signature Bank *	2,930	171

Simmons First National Corp., Class A	1,075	28

Southside Bancshares, Inc. †	1,094	24

Southwest Bancorp, Inc. †*	1,259	6

State Bancorp, Inc.	923	11

State Bank Financial Corp. †*	2,053	31

StellarOne Corp.	1,432	18

Sterling Bancorp †	1,951	17

Sterling Financial Corp. †*	1,753	28

Suffolk Bancorp †	535	5

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Banks – 6.0% – continued

Sun Bancorp, Inc. †*	2,208	$6

Susquehanna Bancshares, Inc. †	9,839	78

SVB Financial Group †*	2,732	129

Taylor Capital Group, Inc. †*	758	6

Texas Capital Bancshares, Inc. †*	2,370	68

Tompkins Financial Corp. †	508	20

Tower Bancorp, Inc. †	710	19

TowneBank †	1,507	19

Trico Bancshares †	954	14

TrustCo Bank Corp. NY †	5,825	31

Trustmark Corp. †	4,053	91

UMB Financial Corp. †	2,032	73

Umpqua Holdings Corp. †	7,251	91

Union First Market Bankshares Corp. †	1,263	17

United Bankshares, Inc. †	3,192	85

United Community Banks, Inc. †*	2,644	18

Univest Corp. of Pennsylvania †	1,138	17

Virginia Commerce Bancorp, Inc. †*	1,528	10

Walker & Dunlop, Inc. †*	680	9

Washington Banking Co.	944	11

Washington Trust Bancorp, Inc. †	879	21

Webster Financial Corp.	4,571	90

WesBanco, Inc. †	1,510	30

West Bancorporation, Inc. †	1,113	11

West Coast Bancorp †*	1,204	20

Westamerica Bancorporation †	1,831	84

Western Alliance Bancorp †*	4,534	29

Wilshire Bancorp, Inc. *	3,548	11
Wintrust Financial Corp. †	2,220	62
		4,320

Beverages – 0.2%

Boston Beer Co., Inc., Class A †*	521	52

Central European Distribution Corp. †*	4,727	22

Coca-Cola Bottling Co. Consolidated †	283	16

Craft Brewers Alliance, Inc. †*	693	5

Farmer Bros. Co. †	400	3

National Beverage Corp. †	743	12

Peet’s Coffee & Tea, Inc. †*	812	47
Primo Water Corp. *	924	3
		160

Biotechnology – 2.1%

Acorda Therapeutics, Inc. *	2,518	58

Aegerion Pharmaceuticals, Inc. †*	598	10

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	41	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Biotechnology – 2.1% – continued

Affymax, Inc. †*	2,168	$11

Alnylam Pharmaceuticals, Inc. †*	2,467	18

AMAG Pharmaceuticals, Inc. †*	1,307	23

Arena Pharmaceuticals, Inc. †*	9,118	14

Ariad Pharmaceuticals, Inc.*	8,424	102

Arqule, Inc. †*	3,325	19

Astex Pharmaceuticals †*	3,404	5

BioCryst Pharmaceuticals, Inc. †*	1,798	5

Biosante Pharmaceuticals, Inc. †*	6,393	15

Biotime, Inc. †*	1,427	6

Cambrex Corp. *	1,751	12

Cell Therapeutics, Inc. †*	9,977	11

Celldex Therapeutics, Inc. †*	2,759	7

Chelsea Therapeutics International Ltd. †*	3,333	17

Cleveland Biolabs, Inc. †*	1,529	5

Complete Genomics, Inc. †*	648	2

Cubist Pharmaceuticals, Inc. †*	3,820	147

Curis, Inc. †*	4,789	17

Dynavax Technologies Corp. †*	7,116	22

Emergent Biosolutions, Inc. *	1,494	25

Enzo Biochem, Inc. †*	2,395	6

Enzon Pharmaceuticals, Inc. †*	2,714	19

Exact Sciences Corp. †*	3,245	28

Exelixis, Inc. †*	8,153	38

Geron Corp. †*	8,447	14

GTx, Inc. †*	1,672	5

Halozyme Therapeutics, Inc. †*	5,248	50

Harvard Bioscience, Inc. †*	1,440	6

Immunogen, Inc. †*	4,789	58

Immunomedics, Inc. †*	4,401	15

Incyte Corp. Ltd. †*	5,645	78

Inhibitex, Inc. †*	3,869	57

Insmed, Inc. †*	1,494	5

InterMune, Inc. †*	3,121	57

Lexicon Pharmaceuticals, Inc. *	10,340	12

Ligand Pharmaceuticals, Inc., Class B †*	1,290	15

Maxygen, Inc. †	1,796	10

Medicines (The) Co. *	3,434	65

Micromet, Inc. †*	6,016	37

Momenta Pharmaceuticals, Inc. †*	2,938	44

Novavax, Inc. †*	6,290	9

NPS Pharmaceuticals, Inc. †*	5,469	31

Nymox Pharmaceutical Corp. †*	1,250	10

OncoGenex Pharmaceutical, Inc. †*	611	7

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Biotechnology – 2.1% – continued

Oncothyreon, Inc. *	2,768	$19

Pacific Biosciences of California, Inc. *	2,332	7

PDL BioPharma, Inc. †	8,879	57

Peregrine Pharmaceuticals, Inc. †*	4,012	4

PharmAthene, Inc. †*	2,129	3

RTI Biologics, Inc. *	3,790	16

Sangamo Biosciences, Inc. †*	3,255	10

Seattle Genetics, Inc. †*	6,151	102

Sequenom, Inc. †*	6,434	27

Sunesis Pharmaceuticals, Inc. †*	1,781	2

Transcept Pharmaceuticals, Inc. †*	260	2

Trius Therapeutics, Inc. †*	397	3

Vical, Inc. †*	4,891	22
ZIOPHARM Oncology, Inc. †*	3,574	19
		1,520

Building Materials – 0.9%

AAON, Inc. †	1,247	27

Apogee Enterprises, Inc.	1,907	20

Broadwind Energy, Inc. †*	6,801	5

Builders FirstSource, Inc. †*	2,631	4

Comfort Systems USA, Inc.	2,480	26

Drew Industries, Inc. †	1,242	27

Eagle Materials, Inc. †	2,811	65

Gibraltar Industries, Inc. †*	2,032	28

Griffon Corp.	3,084	29

Interline Brands, Inc. *	2,155	34

Louisiana-Pacific Corp. †*	8,362	67

LSI Industries, Inc. †	1,362	9

NCI Building Systems, Inc. †*	1,244	12

Quanex Building Products Corp. †	2,486	37

Simpson Manufacturing Co., Inc. †	2,633	87

Texas Industries, Inc. †	1,439	36

Trex Co., Inc. †*	957	21

Universal Forest Products, Inc.	1,255	35
USG Corp. †*	4,586	45
		614

Chemicals – 1.7%

A. Schulman, Inc.	1,974	41

Aceto Corp. †	1,707	12

American Vanguard Corp. †	1,386	18

Balchem Corp.	1,841	76

Chemtura Corp. *	6,126	71

Codexis, Inc. *	1,492	7

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	42	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Chemicals – 1.7% – continued

Ferro Corp. †*	5,499	$32

Georgia Gulf Corp. *	2,181	42

H.B. Fuller Co.	3,140	72

Hawkins, Inc. †	575	23

Innophos Holdings, Inc.	1,382	68

Innospec, Inc. †*	1,513	44

KMG Chemicals, Inc.	420	6

Kraton Performance Polymers, Inc. *	2,028	43

Landec Corp. *	1,855	11

Minerals Technologies, Inc. †	1,165	67

NewMarket Corp. †	574	113

Oil-Dri Corp. of America †	271	6

Olin Corp.	5,062	96

OM Group, Inc. *	1,970	45

Omnova Solutions, Inc. †*	2,828	12

PolyOne Corp.	5,932	64

Quaker Chemical Corp.	842	33

Sensient Technologies Corp.	3,185	120

Spartech Corp. †*	2,270	10

Stepan Co. †	515	42

TPC Group, Inc. †*	866	21

Zep, Inc.	1,428	20
Zoltek Cos., Inc. †*	1,667	14
		1,229

Coal – 0.3%

Cloud Peak Energy, Inc. *	3,890	83

Hallador Energy Co. †	176	2

James River Coal Co. †*	2,174	18

L&L Energy, Inc. †*	1,456	4

Patriot Coal Corp. †*	5,819	60

SunCoke Energy, Inc. †*	846	10
Westmoreland Coal Co. *	588	6
		183

Commercial Services – 6.6%

ABM Industries, Inc.	3,369	73

Acacia Research - Acacia Technologies *	2,721	95

Accretive Health, Inc. †*	2,540	59

Advance America Cash Advance Centers, Inc. †	3,584	31

Advisory Board (The) Co. †*	1,004	73

Albany Molecular Research, Inc. †*	1,374	3

American Public Education, Inc. †*	1,141	44

American Reprographics Co. *	2,164	10

AMN Healthcare Services, Inc. †*	2,717	12

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Commercial Services – 6.6% – continued

Arbitron, Inc.	1,722	$65

Ascent Capital Group, Inc., Class A †*	919	43

AVEO Pharmaceuticals, Inc. †*	2,003	34

Avis Budget Group, Inc. †*	6,683	79

Barrett Business Services, Inc.	420	8

Bridgepoint Education, Inc. †*	1,152	25

Capella Education Co. †*	1,009	34

Cardtronics, Inc. †*	2,746	75

CBIZ, Inc. †*	2,627	16

CDI Corp. †	742	10

Cenveo, Inc. †*	3,777	11

Chemed Corp.	1,355	73

Consolidated Graphics, Inc. *	602	31

Convergys Corp. *	6,666	86

Corinthian Colleges, Inc. *	4,729	12

Corporate Executive Board (The) Co.	2,192	86

Corvel Corp. †*	375	18

CoStar Group, Inc. *	1,607	107

CRA International, Inc. *	730	15

Cross Country Healthcare, Inc. †*	2,004	10

Deluxe Corp. †	3,245	74

DFC Global Corp. *	2,767	50

Dollar Thrifty Automotive Group, Inc. †*	1,842	124

Electro Rent Corp.	1,166	19

Essex Rental Corp. †*	1,093	3

Euronet Worldwide, Inc. †*	3,248	58

ExamWorks Group, Inc. †*	1,741	12

ExlService Holdings, Inc. †*	1,048	28

Forrester Research, Inc.	936	30

Franklin Covey Co. †*	797	7

FTI Consulting, Inc. †*	2,672	115

Geo Group (The), Inc. †*	4,129	73

Global Cash Access Holdings, Inc. †*	3,958	18

Grand Canyon Education, Inc.*	1,837	28

Great Lakes Dredge & Dock Corp. †	3,919	24

H&E Equipment Services, Inc. †*	1,728	22

Hackett Group (The), Inc. *	2,234	8

Healthcare Services Group, Inc. †	4,230	76

Heartland Payment Systems, Inc. †	2,440	55

Heidrick & Struggles International, Inc. †	1,094	23

Hill International, Inc. †*	1,808	10

Hillenbrand, Inc.	3,988	91

HMS Holdings Corp. *	5,395	164

Hudson Highland Group, Inc. †*	1,939	9

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	43	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Commercial Services – 6.6% – continued

Huron Consulting Group, Inc. *	1,415	$49

ICF International, Inc. *	1,275	33

Insperity, Inc.	1,460	36

Intersections, Inc.	572	6

K12, Inc. *	1,659	41

Kelly Services, Inc., Class A †	1,749	25

Kenexa Corp. †*	1,705	43

Kforce, Inc. †*	2,088	26

Korn/Ferry International †*	2,997	50

Landauer, Inc. †	618	31

Lincoln Educational Services Corp. †	1,368	10

Live Nation Entertainment, Inc. †*	8,966	77

Mac-Gray Corp. †	716	9

Matthews International Corp., Class A †	1,885	63

MAXIMUS, Inc.	2,203	92

McGrath Rentcorp †	1,554	43

Medifast, Inc. †*	945	13

MoneyGram International, Inc. †*	724	12

Monro Muffler Brake, Inc. †	1,944	78

Multi-Color Corp. †	766	20

National American University

Holdings, Inc. †	493	4

National Research Corp. †	100	3

Navigant Consulting, Inc. *	3,345	38

Odyssey Marine Exploration, Inc. †*	4,772	12

On Assignment, Inc. *	2,483	26

PAREXEL International Corp. *	3,743	75

Pendrell Corp. †*	9,882	27

PHH Corp. †*	3,565	55

PRGX Global, Inc. *	1,183	7

Providence Service (The) Corp. *	931	11

Quad Graphics, Inc. †	1,622	26

Rent-A-Center, Inc.	4,041	145

Resources Connection, Inc.	2,988	32

Rollins, Inc.	4,048	90

RPX Corp. *	575	8

RSC Holdings, Inc. *	4,360	53

ServiceSource International, Inc. †*	595	8

Sotheby’s	4,296	135

Standard Parking Corp. *	1,081	20

Steiner Leisure Ltd. *	955	45

Stewart Enterprises, Inc., Class A †	5,127	32

Strayer Education, Inc. †	778	76

SuccessFactors, Inc. †*	5,306	136

Swisher Hygiene, Inc. †*	5,553	21

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Commercial Services – 6.6% – continued

Team Health Holdings, Inc. *	1,714	$38

Team, Inc. †*	1,262	35

TeleTech Holdings, Inc. *	1,651	29

TMS International Corp., Class A †*	775	8

TNS, Inc. *	1,666	33

Transcend Services, Inc. †*	556	15

TrueBlue, Inc. †*	2,835	36

United Rentals, Inc. †*	3,975	112

Universal Technical Institute, Inc. *	1,324	17

Valassis Communications, Inc. †*	3,124	60

Viad Corp. †	1,320	24

Wright Express Corp. *	2,451	129

Zillow, Inc. †*	260	6
Zipcar, Inc. †*	695	11
		4,754

Computers – 2.0%

3D Systems Corp. †*	2,662	41

Agilysys, Inc. †*	1,266	10

CACI International, Inc., Class A *	1,682	95

CIBER, Inc. *	3,942	16

Computer Task Group, Inc. †*	913	12

Cray, Inc. *	2,507	15

Digimarc Corp. *	389	10

Dot Hill Systems Corp. †*	3,492	5

Dynamics Research Corp. †*	572	6

Echelon Corp. *	2,184	11

Electronics for Imaging, Inc. *	2,958	44

iGate Corp. †*	2,065	32

Imation Corp. *	1,884	11

Immersion Corp. †*	1,732	10

Insight Enterprises, Inc. *	2,951	43

Jack Henry & Associates, Inc.	5,484	182

KEYW Holding (The) Corp. †*	1,121	9

LivePerson, Inc. †*	3,360	42

Magma Design Automation, Inc. *	4,406	25

Manhattan Associates, Inc. *	1,370	62

Maxwell Technologies, Inc. †*	1,811	31

MedQuist Holdings, Inc. †*	1,887	18

Mentor Graphics Corp. *	6,117	78

Mercury Computer Systems, Inc. *	1,946	27

MTS Systems Corp.	998	40

NCI, Inc., Class A †*	400	5

Netscout Systems, Inc. *	2,414	43

OCZ Technology Group, Inc. †*	3,459	24

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	44	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Computers – 2.0% – continued

Quantum Corp. *	14,598	$39

Radisys Corp. †*	1,215	5

RealD, Inc. *	2,611	25

Rimage Corp.	672	8

Silicon Graphics International Corp. †*	2,010	30

Spansion, Inc., Class A *	3,171	28

STEC, Inc. †*	2,684	24

Stratasys, Inc. †*	1,355	42

Stream Global Services, Inc. †*	575	2

Super Micro Computer, Inc. †*	1,767	24

SYKES Enterprises, Inc. *	2,668	43

Synaptics, Inc. †*	2,157	70

Syntel, Inc. †	975	47

Unisys Corp. †*	2,728	66

Virtusa Corp. †*	942	15

Wave Systems Corp., Class A †*	5,737	13
Xyratex Ltd. †	2,053	28
		1,456

Cosmetics/Personal Care – 0.1%

Elizabeth Arden, Inc. *	1,553	59

Inter Parfums, Inc. †	1,077	18
Revlon, Inc., Class A †*	695	11
		88

Distribution/Wholesale – 1.0%

Beacon Roofing Supply, Inc. †*	2,907	57

Brightpoint, Inc. *	4,332	43

Core-Mark Holding Co., Inc.	703	27

Houston Wire & Cable Co. †	1,189	13

MWI Veterinary Supply, Inc. †*	802	56

Owens & Minor, Inc. †	4,059	125

Pool Corp. †	3,055	93

Rentrak Corp. †*	688	10

Scansource, Inc. †*	1,697	60

School Specialty, Inc. †*	1,020	4

Titan Machinery, Inc. *	938	20

United Stationers, Inc. †	2,906	98
Watsco, Inc. †	1,784	113
		719

Diversified Financial Services – 1.8%

Aircastle Ltd.	3,676	43

Apollo Residential Mortgage, Inc. †*	729	11

Artio Global Investors, Inc. †	1,929	11

BGC Partners, Inc., Class A †	4,877	31

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Diversified Financial Services – 1.8% continued

Calamos Asset Management, Inc.,

Class A †	1,315	$15

California First National Bancorp †	77	1

CIFC Corp. †*	725	4

Cohen & Steers, Inc. (1) †	1,131	31

Cowen Group, Inc., Class A *	4,195	10

Credit Acceptance Corp. *	430	35

Diamond Hill Investment Group, Inc. *	157	12

Doral Financial Corp. †*	7,527	6

Duff & Phelps Corp., Class A †	1,866	28

Edelman Financial Group, Inc. †	1,209	8

Encore Capital Group, Inc. †*	1,070	23

Epoch Holding Corp. †	908	22

Evercore Partners, Inc., Class A	1,327	37

FBR & Co. †*	3,132	6

Federal Agricultural Mortgage Corp., Class C †	591	10

Financial Engines, Inc. †*	2,442	54

First Marblehead (The) Corp. †*	2,945	3

FXCM, Inc., Class A †	1,073	11

Gain Capital Holdings, Inc. *	394	3

GAMCO Investors, Inc., Class A †	415	20

GFI Group, Inc. †	4,709	20

Gleacher & Co., Inc. †*	4,669	6

Higher One Holdings, Inc. †*	1,963	35

Imperial Holdings, Inc. †*	1,104	2

INTL. FCStone, Inc. †*	827	21

Investment Technology Group, Inc. *	2,640	28

JMP Group, Inc. †	1,123	8

KBW, Inc. †	2,321	32

Knight Capital Group, Inc., Class A †*	6,377	80

Ladenburg Thalmann Financial Services, Inc. †*	7,506	18

MarketAxess Holdings, Inc.	1,818	53

Marlin Business Services Corp. †	505	6

Medley Capital Corp.	653	6

National Financial Partners Corp. †*	2,828	39

Nelnet, Inc., Class A	1,662	38

Netspend Holdings, Inc. †*	1,747	11

NewStar Financial, Inc. †*	1,649	16

Nicholas Financial, Inc. †	567	6

Ocwen Financial Corp. *	4,723	62

Oppenheimer Holdings, Inc., Class A †	621	10

Piper Jaffray Cos. †*	1,051	22

Portfolio Recovery Associates, Inc. *	1,088	75

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	45	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Diversified Financial Services – 1.8% – continued

Pzena Investment Management, Inc., Class A (2)†	400	$2

SeaCube Container Leasing Ltd. †	639	10

Solar Senior Capital Ltd. †	470	7

Stifel Financial Corp. †*	3,414	108

SWS Group, Inc. †	1,708	11

Virtus Investment Partners, Inc. †*	364	28

Walter Investment Management Corp.	1,648	37

Westwood Holdings Group, Inc. †	386	15
World Acceptance Corp. †*	956	66
		1,313

Electric – 2.2%

Allete, Inc.	2,035	81

Ameresco, Inc., Class A †*	1,213	14

Atlantic Power Corp. †	5,200	68

Avista Corp.	3,662	92

Black Hills Corp. †	2,501	82

Central Vermont Public Service Corp. †	862	30

CH Energy Group, Inc. †	971	55

Cleco Corp.	3,875	140

Dynegy, Inc. *	6,809	20

El Paso Electric Co. †	2,683	93

Empire District Electric (The) Co. †	2,666	56

EnerNOC, Inc. †*	1,565	15

Genie Energy Ltd., Class B †*	937	7

IDACORP, Inc. †	3,146	129

MGE Energy, Inc. †	1,483	66

NorthWestern Corp.	2,307	80

Ormat Technologies, Inc. †	1,188	22

Otter Tail Corp. †	2,304	50

Pike Electric Corp. *	1,000	7

PNM Resources, Inc.	5,501	105

PNM Resources, Inc. - (Fractional Shares) (3)*	50,000	–

Portland General Electric Co.	4,777	120

UIL Holdings Corp. †	3,209	112

Unisource Energy Corp. †	2,327	86
Unitil Corp.	705	20
		1,550

Electrical Components & Equipment – 1.0%

A123 Systems, Inc. †*	5,700	14

Active Power, Inc. †*	4,879	3

Acuity Brands, Inc. †	2,745	138

Advanced Energy Industries, Inc. †*	2,820	28

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Electrical Components & Equipment – 1.0% – continued

American Superconductor Corp. †*	2,707	$11

Belden, Inc.	2,999	99

Capstone Turbine Corp. †*	14,967	16

Coleman Cable, Inc. *	547	5

Encore Wire Corp. †	1,194	31

EnerSys *	3,192	77

Generac Holdings, Inc. †*	1,613	40

Graham Corp. †	589	14

Insteel Industries, Inc. †	1,065	11

Littelfuse, Inc.	1,442	67

Powell Industries, Inc. *	535	16

Power-One, Inc. †*	4,384	19

PowerSecure International, Inc. †*	1,058	7

Satcon Technology Corp. †*	5,746	4

Universal Display Corp. †*	2,446	95

Valence Technology, Inc. †*	4,218	4
Vicor Corp. †	1,336	11
		710

Electronics – 2.2%

American Science & Engineering, Inc. †	576	42

Analogic Corp.	799	45

Badger Meter, Inc. †	982	30

Bel Fuse, Inc., Class B †	732	13

Benchmark Electronics, Inc. *	3,830	53

Brady Corp., Class A	3,020	90

Checkpoint Systems, Inc. †*	2,554	31

Coherent, Inc. †*	1,589	81

CTS Corp.	2,151	18

Cymer, Inc. *	1,938	87

Daktronics, Inc. †	2,271	21

DDi Corp. †	983	9

Electro Scientific Industries, Inc. *	1,478	19

ESCO Technologies, Inc. †	1,684	46

FARO Technologies, Inc. *	1,043	50

FEI Co. *	2,459	99

Fluidigm Corp. *	413	6

Identive Group, Inc. †*	2,511	5

II-VI, Inc. *	3,286	64

Kemet Corp. *	2,906	24

LeCroy Corp. *	989	9

Measurement Specialties, Inc. †*	969	28

Methode Electronics, Inc.	2,427	22

Microvision, Inc. †*	6,891	3

Multi-Fineline Electronix, Inc. *	531	11

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	46	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Electronics – 2.2% – continued

Newport Corp. *	2,426	$32

NVE Corp. †*	322	19

OSI Systems, Inc. *	1,204	58

Park Electrochemical Corp. †	1,341	37

Plexus Corp. *	2,256	61

Pulse Electronics Corp. †	2,445	7

Rofin-Sinar Technologies, Inc. *	1,803	43

Rogers Corp. †*	1,009	40

Sanmina-SCI Corp. †*	5,094	43

SRS Labs, Inc. *	715	5

Stoneridge, Inc. *	1,656	14

Taser International, Inc. †*	3,692	22

TTM Technologies, Inc. †*	3,328	37

Viasystems Group, Inc. *	174	3

Vishay Precision Group, Inc. *	754	11

Watts Water Technologies, Inc., Class A †	1,902	73

Woodward, Inc.	3,904	165

X-Rite, Inc. †*	1,607	8

Zagg, Inc. †*	1,214	14
Zygo Corp. †*	1,097	18
		1,616
Energy – Alternate Sources – 0.2%

Amyris, Inc. †*	1,161	13

Clean Energy Fuels Corp. †*	3,156	41

FuelCell Energy, Inc. †*	8,780	8

FutureFuel Corp. †	1,112	14

Gevo, Inc. †*	323	2

Green Plains Renewable Energy, Inc. †*	1,252	13

Headwaters, Inc. †*	3,792	10

KiOR, Inc., Class A †*	685	12

REX American Resources Corp. *	386	7

Solazyme, Inc. †*	675	8
Syntroleum Corp. †*	6,607	7
		135
Engineering & Construction – 0.7%

Aegion Corp. †*	2,533	39

Argan, Inc. †	422	6

Dycom Industries, Inc. *	2,245	45

EMCOR Group, Inc.	4,229	108

Exponent, Inc. *	887	42

Granite Construction, Inc. †	2,448	61

Layne Christensen Co. †*	1,279	32

MasTec, Inc. †*	3,594	58

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Engineering & Construction – 0.7% – continued

Michael Baker Corp. †*	498	$10

Mistras Group, Inc. †*	892	21

MYR Group, Inc. *	1,330	23

Orion Marine Group, Inc. *	1,689	10

Sterling Construction Co., Inc. *	1,130	14

Tutor Perini Corp. *	2,025	33
VSE Corp. †	247	7
		509
Entertainment – 0.9%

Churchill Downs, Inc. †	803	39

Cinemark Holdings, Inc. †	5,902	116

International Speedway Corp., Class A	1,858	46

Isle of Capri Casinos, Inc. †*	1,189	6

Lions Gate Entertainment Corp. †*	2,945	26

Multimedia Games Holding Co., Inc. †*	1,547	11

National CineMedia, Inc. †	3,503	46

Pinnacle Entertainment, Inc. *	3,935	42

Scientific Games Corp., Class A *	3,768	32

Shuffle Master, Inc. *	3,538	39

Six Flags Entertainment Corp. †	2,647	101

Speedway Motorsports, Inc. †	822	11
Vail Resorts, Inc.	2,281	101
		616
Environmental Control – 0.9%

Calgon Carbon Corp. †*	3,599	54

Casella Waste Systems, Inc., Class A †*	1,497	9

Clean Harbors, Inc. *	2,976	179

Darling International, Inc. *	7,456	107

Energy Recovery, Inc. †*	3,277	9

EnergySolutions, Inc. †*	5,278	17

Fuel Tech, Inc. †*	1,085	6

Heckmann Corp. *	5,932	35

Heritage-Crystal Clean, Inc. †*	314	5

Metalico, Inc. *	2,530	9

Met-Pro Corp. †	846	8

Mine Safety Appliances Co.	1,730	61

Rentech, Inc. †*	14,385	21

Tetra Tech, Inc. *	3,949	88

TRC Cos., Inc. †*	1,101	6

US Ecology, Inc.	1,239	23
WCA Waste Corp. †*	1,083	5
		642

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	47	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Food – 1.9%

Arden Group, Inc., Class A †	67	$6

B&G Foods, Inc. †	3,051	68

Calavo Growers, Inc. †	737	20

Cal-Maine Foods, Inc. †	919	31

Chiquita Brands International, Inc. †*	2,947	24

Diamond Foods, Inc. †	1,403	39

Dole Food Co., Inc. †*	2,325	20

Fresh Del Monte Produce, Inc. †	2,301	58

Fresh Market (The), Inc. †*	1,772	69

Hain Celestial Group (The), Inc. *	2,279	85

Imperial Sugar Co. †	792	3

Ingles Markets, Inc., Class A †	875	13

J & J Snack Foods Corp. †	911	47

Lancaster Colony Corp. †	1,188	84

Lifeway Foods, Inc. *	300	3

M&F Worldwide Corp. †*	638	16

Nash Finch Co.	794	22

Pilgrim’s Pride Corp. †*	3,098	18

Ruddick Corp.	3,109	124

Sanderson Farms, Inc. †	1,409	73

Seaboard Corp. †	20	40

Seneca Foods Corp., Class A †*	639	15

Senomyx, Inc. †*	2,335	9

Smart Balance, Inc. *	3,713	20

Snyders-Lance, Inc. †	3,008	64

Spartan Stores, Inc.	1,484	27

Tootsie Roll Industries, Inc. †	1,510	36

TreeHouse Foods, Inc. †*	2,260	149

United Natural Foods, Inc. *	3,078	118

Village Super Market Inc., Class A †	432	13

Weis Markets, Inc. †	715	29
Winn-Dixie Stores, Inc. †*	3,675	20
		1,363

Forest Products & Paper – 0.6%

Boise, Inc. †	6,610	39

Buckeye Technologies, Inc.	2,533	78

Clearwater Paper Corp. *	1,472	52

Deltic Timber Corp. †	688	44

KapStone Paper and Packaging Corp. *	2,507	42

Neenah Paper, Inc.	898	17

P.H. Glatfelter Co. †	2,950	43

Schweitzer-Mauduit International, Inc. †	1,026	73

Verso Paper Corp. †*	1,013	1

Wausau Paper Corp. †	3,252	25

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Forest Products & Paper – 0.6% – continued
Xerium Technologies, Inc. *	704	$5
		419

Gas – 1.3%

Chesapeake Utilities Corp. †	602	26

Laclede Group (The), Inc.	1,427	57

New Jersey Resources Corp. †	2,629	125

Nicor, Inc.	2,897	163

Northwest Natural Gas Co. †	1,700	80

Piedmont Natural Gas Co., Inc. †	4,553	150

South Jersey Industries, Inc.	1,906	107

Southwest Gas Corp.	2,902	117
WGL Holdings, Inc. †	3,247	139
		964

Hand/Machine Tools – 0.1%
Franklin Electric Co., Inc.	1,475	69

Healthcare - Products – 3.3%

Abaxis, Inc. †*	1,433	40

ABIOMED, Inc. *	2,060	41

Accuray, Inc. †*	4,554	18

Affymetrix, Inc. *	4,642	21

Align Technology, Inc. †*	3,900	96

Alphatec Holdings, Inc. †*	3,542	7

AngioDynamics, Inc. *	1,551	23

Arthrocare Corp. †*	1,743	52

AtriCure, Inc. *	843	9

Atrion Corp. †	106	26

Bacterin International Holdings, Inc. †*	1,623	4

BG Medicine, Inc. †*	396	2

Biolase Technology, Inc. †*	1,727	5

BioMimetic Therapeutics, Inc. †*	1,036	3

Cantel Medical Corp. †	820	22

CardioNet, Inc. *	1,466	3

Cardiovascular Systems, Inc. †*	786	8

Cepheid, Inc. †*	3,936	135

Cerus Corp. †*	2,943	9

Chindex International, Inc. †*	706	6

Columbia Laboratories, Inc. †*	4,417	9

Conceptus, Inc. †*	1,936	21

CONMED Corp. †*	1,794	47

CryoLife, Inc. *	1,698	7

Cyberonics, Inc. †*	1,799	55

Cynosure, Inc., Class A *	580	7

Delcath Systems, Inc. †*	3,087	8

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	48	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Healthcare - Products – 3.3% – continued

DexCom, Inc. †*	4,289	$34

Endologix, Inc. *	3,146	36

Exactech, Inc. †*	501	8

Female Health (The) Co. †	1,054	5

Genomic Health, Inc. †*	1,112	30

Greatbatch, Inc. †*	1,525	34

Haemonetics Corp. *	1,640	97

Hanger Orthopedic Group, Inc. *	2,124	34

Hansen Medical, Inc. †*	2,748	6

HeartWare International, Inc. †*	767	53

ICU Medical, Inc. †*	786	35

Insulet Corp. †*	2,938	55

Integra LifeSciences Holdings Corp. †*	1,331	43

Invacare Corp. †	1,836	38

IRIS International, Inc. †*	1,112	11

Kensey Nash Corp. *	532	13

Luminex Corp. †*	2,401	50

MAKO Surgical Corp. †*	2,042	59

Masimo Corp. †	3,349	69

Medical Action Industries, Inc. †*	1,008	5

Medtox Scientific, Inc. *	569	8

Merge Healthcare, Inc. †*	3,377	18

Meridian Bioscience, Inc. †	2,624	50

Merit Medical Systems, Inc. *	2,660	37

Natus Medical, Inc. †*	1,770	15

Neoprobe Corp. †*	6,060	15

NuVasive, Inc. †*	2,525	35

NxStage Medical, Inc. †*	2,851	56

OraSure Technologies, Inc. †*	2,914	28

Orthofix International N.V. *	1,147	39

Palomar Medical Technologies, Inc. †*	1,129	9

PSS World Medical, Inc. †*	3,535	86

Quidel Corp. †*	1,863	34

Rockwell Medical Technologies, Inc. †*	985	7

Solta Medical, Inc. †*	3,516	8

SonoSite, Inc. †*	896	37

Spectranetics Corp. †*	2,040	15

Staar Surgical Co. †*	2,171	21

Stereotaxis, Inc. †*	2,744	3

STERIS Corp. †	3,772	113

SurModics, Inc. †*	906	11

Symmetry Medical, Inc. *	2,421	19

Synergetics USA, Inc. *	1,336	8

Synovis Life Technologies, Inc. †*	801	15

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Healthcare - Products – 3.3% – continued

Tornier N.V. †*	705	$13

Unilife Corp. †*	3,473	14

Uroplasty, Inc. †*	1,238	5

Vascular Solutions, Inc. †*	1,025	11

Volcano Corp. †*	3,324	82

West Pharmaceutical Services, Inc. †	2,135	82

Wright Medical Group, Inc. †*	2,506	37

Young Innovations, Inc. †	336	10
Zoll Medical Corp. *	1,399	64
		2,404

Healthcare - Services – 1.9%

Air Methods Corp. †*	720	58

Alliance HealthCare Services, Inc. †*	1,536	2

Almost Family, Inc. †*	479	7

Amedisys, Inc. †*	1,898	23

American Dental Partners, Inc. *	943	18

Amsurg Corp. *	1,984	52

Assisted Living Concepts, Inc., Class A †	1,178	16

Bio-Reference Labs, Inc. *	1,579	20

Capital Senior Living Corp. *	1,623	12

Centene Corp. *	3,180	123

Emeritus Corp. †*	1,956	31

Ensign Group (The), Inc.	996	24

Five Star Quality Care, Inc. †*	2,694	7

Gentiva Health Services, Inc. †*	1,903	11

HealthSouth Corp. *	6,034	104

Healthspring, Inc. *	4,315	236

Healthways, Inc. *	2,179	14

IPC The Hospitalist Co., Inc. †*	1,049	48

Kindred Healthcare, Inc. †*	3,308	41

LHC Group, Inc. †*	1,055	15

Magellan Health Services, Inc. †*	2,044	104

Metropolitan Health Networks, Inc. *	2,838	21

Molina Healthcare, Inc. †*	1,792	39

National Healthcare Corp. †	637	27

Neostem, Inc. †*	2,041	1

RadNet, Inc. †*	1,797	4

Select Medical Holdings Corp. †*	2,709	23

Skilled Healthcare Group, Inc., Class A *	1,231	5

Sun Healthcare Group, Inc. †*	1,468	4

Sunrise Senior Living, Inc. †*	3,729	19

Triple-S Management Corp., Class B †*	1,319	26

U.S. Physical Therapy, Inc. †	736	14

Universal American Corp. †	2,138	28

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	49	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Healthcare - Services – 1.9% – continued

Vanguard Health Systems, Inc. *	1,936	$20
WellCare Health Plans, Inc. *	2,711	158
		1,355

Holding Companies - Diversified – 0.1%

Compass Diversified Holdings	2,607	33

Harbinger Group, Inc. †*	471	2
Primoris Services Corp.	1,650	24
		59

Home Builders – 0.3%

Beazer Homes USA, Inc. †*	4,432	10

Cavco Industries, Inc. †*	424	17

Hovnanian Enterprises, Inc., Class A †*	3,914	6

KB Home †	5,008	37

M/I Homes, Inc. †*	1,077	10

MDC Holdings, Inc. †	2,388	43

Meritage Homes Corp. †*	1,805	39

Ryland Group (The), Inc. †	2,891	43

Skyline Corp. †	408	2

Standard Pacific Corp. †*	6,336	20
Winnebago Industries, Inc. †*	1,859	12
		239

Home Furnishings – 0.4%

American Woodmark Corp. †	659	8

Audiovox Corp., Class A †*	1,037	8

DTS, Inc. †*	1,117	32

Ethan Allen Interiors, Inc. †	1,600	33

Furniture Brands International, Inc. †*	2,587	3

Kimball International, Inc., Class B †	1,868	11

La-Z-Boy, Inc. †*	3,452	34

Sealy Corp. †*	2,644	5

Select Comfort Corp. †*	3,529	66

Skullcandy, Inc. †*	611	9

TiVo, Inc. *	7,583	75
Universal Electronics, Inc. †*	998	16
		300

Household Products/Wares – 0.5%

A.T. Cross Co., Class A *	586	6

ACCO Brands Corp. *	3,381	32

American Greetings Corp., Class A †	2,559	43

Blyth, Inc. †	350	23

Central Garden and Pet Co., Class A †*	3,106	28

CSS Industries, Inc.	472	10

Ennis, Inc. †	1,615	24

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Household Products/Wares – 0.5% – continued

Helen of Troy Ltd. *	1,940	$58

Prestige Brands Holdings, Inc. †*	3,230	32

Spectrum Brands Holdings, Inc. †*	1,072	30

Summer Infant, Inc. †*	715	5
WD-40 Co. †	1,077	45
		336

Housewares – 0.0%

Libbey, Inc. †*	1,368	16
Lifetime Brands, Inc.	559	7
		23

Insurance – 2.7%

Alterra Capital Holdings Ltd. †	5,712	131

American Equity Investment Life

Holding Co. †	3,804	42

American Safety Insurance Holdings Ltd. *	709	16

AMERISAFE, Inc. †*	1,225	29

Amtrust Financial Services, Inc. †	1,544	41

Argo Group International Holdings Ltd.	1,722	50

Baldwin & Lyons, Inc., Class B	500	11

Citizens, Inc. †*	2,552	22

CNO Financial Group, Inc. †*	14,034	89

Crawford & Co., Class B †	1,598	10

Delphi Financial Group, Inc., Class A †	3,043	84

Donegal Group, Inc., Class A	490	7

eHealth, Inc. †*	1,462	22

EMC Insurance Group, Inc. †	242	5

Employers Holdings, Inc. †	2,493	43

Enstar Group Ltd. †*	435	44

FBL Financial Group, Inc., Class A	846	29

First American Financial Corp.	6,673	77

Flagstone Reinsurance Holdings S.A. †	3,399	28

Fortegra Financial Corp. †*	404	2

Global Indemnity PLC *	911	17

Greenlight Capital Re Ltd., Class A †*	1,803	43

Hallmark Financial Services, Inc. *	729	6

Harleysville Group, Inc. †	751	44

Hilltop Holdings, Inc. †*	2,647	22

Horace Mann Educators Corp. †	2,571	31

Independence Holding Co. †	479	4

Infinity Property & Casualty Corp.	800	46

Kansas City Life Insurance Co. †	240	8

Maiden Holdings Ltd.	3,245	28

Meadowbrook Insurance Group, Inc. †	3,433	35

MGIC Investment Corp. †*	12,300	35

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	50	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Insurance – 2.7% – continued

Montpelier Re Holdings Ltd. †	3,929	$67

National Interstate Corp.	470	11

National Western Life Insurance Co., Class A †	145	21

Navigators Group (The), Inc. *	742	35

OneBeacon Insurance Group Ltd., Class A †	1,475	23

Phoenix (The) Cos., Inc. †*	7,882	14

Platinum Underwriters Holdings Ltd.	2,346	81

Presidential Life Corp. †	1,364	14

Primerica, Inc. †	2,155	50

Primus Guaranty Ltd. †*	1,577	9

ProAssurance Corp.	1,944	155

Radian Group, Inc. †	8,959	19

RLI Corp. †	1,160	82

Safety Insurance Group, Inc.	815	34

SeaBright Holdings, Inc.	1,263	9

Selective Insurance Group, Inc. †	3,425	56

State Auto Financial Corp. †	879	11

Stewart Information Services Corp. †	1,100	12

Symetra Financial Corp.	4,309	41

Tower Group, Inc. †	2,341	49

United Fire & Casualty Co. †	1,332	26
Universal Insurance Holdings, Inc. †	1,142	4
		1,924

Internet – 2.5%

1-800-FLOWERS.COM, Inc., Class A †*	1,426	3

AboveNet, Inc. *	1,471	88

Active Network (The), Inc. †*	735	9

Ancestry.com, Inc. †*	2,022	48

Archipelago Learning, Inc. †*	949	10

Bankrate, Inc. †*	1,458	26

Blue Coat Systems, Inc. *	2,777	50

Blue Nile, Inc. †*	833	32

Boingo Wireless, Inc. †*	374	3

BroadSoft, Inc. †*	1,433	50

Cogent Communications Group, Inc. †*	2,931	50

comScore, Inc. †*	2,030	40

Constant Contact, Inc. †*	1,881	41

DealerTrack Holdings, Inc. †*	2,609	68

Dice Holdings, Inc. *	3,145	24

Digital River, Inc. †*	2,530	41

Earthlink, Inc.	7,051	44

ePlus, Inc.†*	230	6

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Internet – 2.5% – continued

eResearchTechnology, Inc. †*	3,339	$15

FriendFinder Networks, Inc. †*	456	–

Global Sources Ltd. †*	846	5

HealthStream, Inc. *	915	15

ICG Group, Inc. *	2,264	20

InfoSpace, Inc. *	2,312	22

interCLICK, Inc. †*	1,269	12

Internap Network Services Corp. †*	3,272	17

IntraLinks Holdings, Inc. †*	1,926	10

j2 Global Communications, Inc. †	2,937	80

Keynote Systems, Inc. †	873	16

KIT Digital, Inc. †*	2,318	21

Limelight Networks, Inc. †*	4,006	12

Lionbridge Technologies, Inc. *	3,854	9

Liquidity Services, Inc. *	1,225	42

LoopNet, Inc. *	1,006	18

ModusLink Global Solutions, Inc.	2,807	12

Move, Inc. *	2,483	16

NIC, Inc.	4,093	53

Nutrisystem, Inc. †	1,775	21

OpenTable, Inc. †*	1,502	53

Openwave Systems, Inc. †*	4,901	8

Orbitz Worldwide, Inc. †*	1,180	4

Overstock.com, Inc. †*	758	6

Perficient, Inc. †*	1,490	13

Quepasa Corp. †*	433	2

QuinStreet, Inc. †*	1,813	17

ReachLocal, Inc. †*	586	5

RealNetworks, Inc. †	1,275	10

Responsys, Inc. *	540	5

S1 Corp. *	3,405	33

Saba Software, Inc. †*	1,732	12

Safeguard Scientifics, Inc. †*	1,289	22

Sapient Corp. †	6,940	85

Shutterfly, Inc. †*	1,900	51

Sourcefire, Inc. †*	1,810	60

SPS Commerce, Inc. †*	518	12

Stamps.com, Inc. †*	662	18

Support.com, Inc. †*	3,067	6

TechTarget, Inc. †*	1,105	6

TeleCommunication Systems, Inc., Class A *	2,819	8

Towerstream Corp. †*	2,764	6

Travelzoo, Inc. †*	337	9

United Online, Inc.	5,721	30

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	51	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Internet – 2.5% – continued

US Auto Parts Network, Inc. †*	864	$4

ValueClick, Inc. *	5,017	78

VASCO Data Security International, Inc. *	1,841	16

VirnetX Holding Corp. †*	2,593	51

Vocus, Inc. †*	1,169	25

Web.com Group, Inc.*	1,961	20

Websense, Inc. *	2,538	46

XO Group, Inc. †*	1,960	14
Zix Corp. *	4,193	12
		1,796

Investment Companies – 0.8%

Apollo Investment Corp. †	12,365	89

Arlington Asset Investment Corp., Class A †	403	8

BlackRock Kelso Capital Corp. †	4,631	40

Capital Southwest Corp. †	199	17

Fifth Street Finance Corp. †	4,562	45

Gladstone Capital Corp.	1,473	11

Gladstone Investment Corp.	1,342	10

Golub Capital BDC, Inc. †	630	10

Harris & Harris Group, Inc. †*	1,939	7

Hercules Technology Growth Capital, Inc. †	2,703	26

Kohlberg Capital Corp.	1,187	7

Main Street Capital Corp. †	1,315	26

MCG Capital Corp. †	5,109	23

Medallion Financial Corp. †	893	10

MVC Capital, Inc. †	1,602	21

New Mountain Finance Corp. †	446	6

NGP Capital Resources Co. †	1,517	11

PennantPark Investment Corp. †	2,979	32

Prospect Capital Corp. †	6,855	64

Solar Capital Ltd. †	2,297	53

THL Credit, Inc. †	515	6

TICC Capital Corp. †	2,161	19
Triangle Capital Corp. †	1,233	22
		563

Iron/Steel – 0.0%

Metals USA Holdings Corp. †*	678	8

Shiloh Industries, Inc. †	289	2
Universal Stainless & Alloy †*	443	17
		27

Leisure Time – 0.4%

Ambassadors Group, Inc. †	1,104	5

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Leisure Time – 0.4% – continued

Arctic Cat, Inc. *	847	$17

Black Diamond, Inc. *	872	7

Brunswick Corp. †	5,651	105

Callaway Golf Co. †	4,338	25

Interval Leisure Group, Inc. †*	2,604	36

Johnson Outdoors, Inc., Class A †*	270	4

Life Time Fitness, Inc. *	2,680	109

Marine Products Corp. †*	562	3
Town Sports International Holdings, Inc. †*	1,243	9
		320

Lodging – 0.3%

Ameristar Casinos, Inc.	2,081	36

Boyd Gaming Corp. †*	3,383	23

Gaylord Entertainment Co. †*	2,256	48

Marcus Corp.	1,405	17

Monarch Casino & Resort, Inc. *	512	5

Morgans Hotel Group Co. †*	1,275	8

Orient-Express Hotels Ltd., Class A †*	6,018	43
Red Lion Hotels Corp. *	984	7
		187

Machinery – Construction & Mining– 0.1%
Astec Industries, Inc. *	1,262	42

Machinery – Diversified – 1.5%

Alamo Group, Inc.	462	13

Albany International Corp., Class A	1,768	43

Altra Holdings, Inc. †*	1,765	31

Applied Industrial Technologies, Inc.	2,686	93

Briggs & Stratton Corp. †	3,185	48

Cascade Corp.	559	24

Chart Industries, Inc. †*	1,871	114

Cognex Corp. †	2,635	94

Columbus McKinnon Corp. *	1,203	15

DXP Enterprises, Inc. *	597	18

Flow International Corp. †*	2,717	7

Global Power Equipment Group, Inc. †*	1,036	24

Gorman-Rupp (The) Co. †	996	29

Hurco Cos., Inc. *	399	9

Intermec, Inc. *	3,641	27

Intevac, Inc. †*	1,363	10

iRobot Corp. †*	1,512	48

Kadant, Inc. †*	831	17

Lindsay Corp.	796	45

Middleby Corp. †*	1,191	109

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	52	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Machinery – Diversified - 1.5% – continued

NACCO Industries, Inc., Class A †	383	$30

Robbins & Myers, Inc.	2,511	134

Sauer-Danfoss, Inc. *	742	28

Tecumseh Products Co., Class A *	1,090	6

Tennant Co. †	1,212	51
Twin Disc, Inc. †	514	22
		1,089

Media – 0.7%

AH Belo Corp., Class A †	1,409	6

Belo Corp., Class A	5,983	35

Cambium Learning Group, Inc. †*	1,085	3

Central European Media Enterprises Ltd., Class A †*	2,365	20

Courier Corp. †	571	6

Crown Media Holdings, Inc., Class A †*	1,460	2

Cumulus Media, Inc., Class A †*	1,309	4

Demand Media, Inc. †*	459	3

Digital Generation, Inc. †*	1,769	21

Dolan (The) Co. *	1,908	17

E.W. Scripps (The) Co., Class A *	2,279	19

Entercom Communications Corp., Class A †*	1,753	10

Entravision Communications Corp., Class A *	2,817	4

Fisher Communications, Inc. †*	546	16

Gray Television, Inc. *	2,971	5

Journal Communications, Inc., Class A †*	2,703	11

Knology, Inc. *	1,959	28

LIN TV Corp., Class A *	1,685	6

Martha Stewart Living Omnimedia, Inc., Class A †*	1,502	5

McClatchy (The) Co., Class A †*	3,558	4

Meredith Corp. †	2,294	67

New York Times (The) Co., Class A †*	8,721	64

Nexstar Broadcasting Group, Inc., Class A †*	666	5

Outdoor Channel Holdings, Inc. *	800	6

Saga Communications, Inc., Class A *	212	8

Scholastic Corp. †	1,682	46

Sinclair Broadcast Group, Inc., Class A †	3,250	34

Value Line, Inc. †	100	1

Westwood One, Inc., Class A †*	325	1
World Wrestling Entertainment, Inc., Class A †	1,676	16
		473

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Metal Fabrication/Hardware – 0.8%

A.M. Castle & Co. †*	1,008	$14

Ampco-Pittsburgh Corp.	606	12

CIRCOR International, Inc. †	1,104	36

Dynamic Materials Corp. †	806	17

Furmanite Corp. †*	2,238	15

Haynes International, Inc.	777	47

Kaydon Corp. †	2,064	65

L.B. Foster Co., Class A	575	17

Lawson Products, Inc. †	220	3

Mueller Industries, Inc.	2,413	92

Mueller Water Products, Inc., Class A †	10,387	23

NN, Inc. *	1,005	7

Northwest Pipe Co. †*	633	15

Olympic Steel, Inc. †	641	15

Omega Flex, Inc. †*	200	3

RBC Bearings, Inc. *	1,380	58

RTI International Metals, Inc. †*	1,927	53

Sun Hydraulics Corp. †	1,281	32
Worthington Industries, Inc. †	3,657	64
		588

Mining – 1.3%

AMCOL International Corp. †	1,554	52

Century Aluminum Co. †*	3,293	32

Coeur d’Alene Mines Corp. *	5,687	166

General Moly, Inc. †*	4,119	14

Globe Specialty Metals, Inc.	4,024	60

Gold Resource Corp. †	1,801	36

Golden Minerals Co. †*	1,775	12

Golden Star Resources Ltd. †*	16,566	34

Hecla Mining Co. †	17,735	110

Horsehead Holding Corp. †*	2,850	26

Jaguar Mining, Inc. †*	5,207	37

Kaiser Aluminum Corp. †	1,042	49

Materion Corp. †*	1,302	32

Midway Gold Corp. *	5,621	13

Noranda Aluminium Holding Corp.	1,369	11

Paramount Gold and Silver Corp. †*	7,806	21

Revett Minerals, Inc. †*	1,482	7

Stillwater Mining Co. †*	6,563	72

Thompson Creek Metals Co., Inc. †*	9,700	68

United States Lime & Minerals, Inc. †*	170	9

Uranerz Energy Corp. †*	3,875	7

Uranium Energy Corp. †*	4,427	14

Uranium Resources, Inc. †*	5,600	6

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	53	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Mining – 1.3% – continued

Ur-Energy, Inc. †*	6,200	$7

US Gold Corp. †*	6,718	28

USEC, Inc. †*	7,013	10
Vista Gold Corp. †*	4,846	18
		951

Miscellaneous Manufacturing – 2.0%

A.O. Smith Corp.	2,408	95

Actuant Corp., Class A †	4,350	100

American Railcar Industries, Inc. *	576	14

AZZ, Inc.	808	34

Barnes Group, Inc. †	3,458	86

Blount International, Inc. †*	3,072	47

Brink’s (The) Co.	2,974	73

Ceradyne, Inc. †*	1,583	47

Chase Corp. †	421	5

CLARCOR, Inc.	3,201	155

Colfax Corp. †*	1,569	46

Eastman Kodak Co. †*	17,081	18

EnPro Industries, Inc. †*	1,314	44

Fabrinet †*	1,339	19

Federal Signal Corp. †	3,874	14

FreightCar America, Inc. *	754	17

GP Strategies Corp. †*	883	12

Handy & Harman Ltd. *	354	4

Hexcel Corp. †*	6,230	155

John Bean Technologies Corp.	1,872	31

Koppers Holdings, Inc.	1,311	43

LSB Industries, Inc. *	1,166	36

Lydall, Inc. †*	1,202	11

Metabolix, Inc. †*	2,071	10

Movado Group, Inc.	1,046	16

Myers Industries, Inc.	2,084	26

NL Industries, Inc.	398	5

Park-Ohio Holdings Corp. †*	545	11

PMFG, Inc. †*	1,186	28

Raven Industries, Inc. †	1,150	69

Smith & Wesson Holding Corp. †*	4,258	13

Standex International Corp. †	771	25

STR Holdings, Inc. †*	1,989	18

Sturm Ruger & Co., Inc.	1,202	39

Tredegar Corp.	1,557	34
Trimas Corp. †*	1,652	34
		1,434

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Office Furnishings – 0.4%

Compx International, Inc. †	100	$2

Herman Miller, Inc. †	3,630	78

HNI Corp. †	2,828	74

Interface, Inc., Class A †	3,342	38

Knoll, Inc.	3,033	46
Steelcase, Inc., Class A †	5,094	40
		278

Oil & Gas – 3.6%

Abraxas Petroleum Corp. †*	4,977	18

Alon USA Energy, Inc.	698	6

Apco Oil and Gas International, Inc. †	577	46

Approach Resources, Inc. †*	1,474	46

ATP Oil & Gas Corp. †*	2,886	21

Berry Petroleum Co., Class A †	3,277	144

Bill Barrett Corp. *	3,000	117

BPZ Resources, Inc. †*	6,766	22

Callon Petroleum Co. †*	2,673	14

CAMAC Energy, Inc. †*	3,726	4

Carrizo Oil & Gas, Inc. †*	2,478	71

Cheniere Energy, Inc. †*	5,257	53

Clayton Williams Energy, Inc. †*	394	29

Comstock Resources, Inc. †*	3,023	50

Contango Oil & Gas Co. †*	775	49

Crimson Exploration, Inc. †*	1,381	4

CVR Energy, Inc. *	5,589	102

Delek US Holdings, Inc. †	982	11

Endeavour International Corp. †*	2,443	17

Energy Partners Ltd. †*	1,894	26

Energy XXI Bermuda Ltd. †*	4,781	150

Evolution Petroleum Corp. †*	882	6

FX Energy, Inc. †*	3,153	15

Gastar Exploration Ltd. †*	3,535	11

GeoResources, Inc. †*	1,298	37

GMX Resources, Inc. †*	3,514	5

Goodrich Petroleum Corp. †*	1,686	25

Gulfport Energy Corp. *	2,658	84

Harvest Natural Resources, Inc. †*	2,238	20

Hercules Offshore, Inc. †*	7,607	30

Houston American Energy Corp. †	1,108	16

Hyperdynamics Corp. †*	9,914	36

Isramco, Inc. *	71	6

Kodiak Oil & Gas Corp. †*	13,283	118

Magnum Hunter Resources Corp. †*	7,249	35

McMoRan Exploration Co. †*	6,247	100

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	54	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Oil & Gas – 3.6% – continued

Miller Energy Resources, Inc. †*	1,860	$6

Northern Oil and Gas, Inc. †*	4,015	98

Oasis Petroleum, Inc. †*	3,770	115

Panhandle Oil and Gas, Inc., Class A †	482	16

Parker Drilling Co. *	7,414	52

Penn Virginia Corp. †	3,003	16

Petroleum Development Corp. †*	1,507	51

Petroquest Energy, Inc. †*	3,443	24

Pioneer Drilling Co. *	3,930	43

Resolute Energy Corp. †*	2,948	40

Rex Energy Corp. †*	2,246	36

Rosetta Resources, Inc. †*	3,371	183

Stone Energy Corp. †*	3,124	88

Swift Energy Co. †*	2,693	79

Triangle Petroleum Corp. †*	2,558	15

U.S. Energy Corp. †*	1,584	4

Vaalco Energy, Inc. *	3,358	21

Vantage Drilling Co. †*	10,856	13

Venoco, Inc. †*	2,007	19

Voyager Oil & Gas, Inc. †*	2,829	7

W&T Offshore, Inc. †	2,214	44

Warren Resources, Inc. *	4,308	12

Western Refining, Inc. †*	3,350	40
Zion Oil & Gas, Inc. †*	1,558	4
		2,570

Oil & Gas Services – 1.8%

Basic Energy Services, Inc. *	1,544	29

C&J Energy Services, Inc. †*	756	15

Cal Dive International, Inc. †*	6,393	15

Complete Production Services, Inc. *	5,023	175

Dawson Geophysical Co. *	480	17

Dril-Quip, Inc. *	2,190	156

Exterran Holdings, Inc. †*	4,064	47

Flotek Industries, Inc. †*	3,345	30

Geokinetics, Inc. †*	658	2

Global Geophysical Services, Inc. *	1,083	8

Global Industries Ltd. *	6,642	53

Gulf Island Fabrication, Inc. †	886	25

Helix Energy Solutions Group, Inc. †*	6,739	120

Hornbeck Offshore Services, Inc. †*	1,470	50

ION Geophysical Corp. †*	8,346	48

Key Energy Services, Inc. *	7,946	120

Lufkin Industries, Inc. †	1,941	136

Matrix Service Co.*	1,768	17

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Oil & Gas Services – 1.8% – continued

Mitcham Industries, Inc. †*	775	$11

Natural Gas Services Group, Inc. †*	861	12

Newpark Resources, Inc. †*	5,751	51

OYO Geospace Corp. *	269	24

Targa Resources Corp.	1,056	36

Tesco Corp. †*	1,854	25

Tetra Technologies, Inc. *	4,894	45

Thermon Group Holdings, Inc. *	590	9

Union Drilling, Inc. †*	943	7
Willbros Group, Inc. †*	2,328	9
		1,292

Packaging & Containers – 0.1%

AEP Industries, Inc. *	269	6
Graphic Packaging Holding Co. †*	10,144	45
		51

Pharmaceuticals – 3.3%

Achillion Pharmaceuticals, Inc. †*	3,034	20

Acura Pharmaceuticals, Inc. †*	500	2

Akorn, Inc. *	3,609	39

Alimera Sciences, Inc. †*	715	1

Alkermes PLC †*	6,079	93

Allos Therapeutics, Inc. †*	4,580	6

Amicus Therapeutics, Inc. †*	1,004	3

Ampio Pharmaceuticals, Inc. †*	1,269	9

Anacor Pharmaceuticals, Inc. †*	722	4

Antares Pharma, Inc. †*	6,028	16

Anthera Pharmaceuticals, Inc. †*	1,384	8

Ardea Biosciences, Inc. †*	1,149	21

Array Biopharma, Inc. *	3,589	8

Auxilium Pharmaceuticals, Inc. *	3,058	53

AVANIR Pharmaceuticals, Inc., Class A †*	8,147	20

AVI BioPharma, Inc. †*	8,454	6

BioScrip, Inc. †*	2,527	16

Biospecifics Technologies Corp. †*	322	5

Cadence Pharmaceuticals, Inc. †*	2,306	10

Corcept Therapeutics, Inc. †*	2,561	8

Cornerstone Therapeutics, Inc. †*	605	4

Cytori Therapeutics, Inc. †*	2,924	8

Depomed, Inc. †*	3,614	18

Durect Corp. *	4,971	7

Dusa Pharmaceuticals, Inc. *	1,505	6

Dyax Corp. †*	5,747	8

Endocyte, Inc. *	907	9

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	55	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Pharmaceuticals – 3.3% – continued

Furiex Pharmaceuticals, Inc. †*	585	$11

Hi-Tech Pharmacal Co., Inc. †*	646	27

Idenix Pharmaceuticals, Inc. †*	3,608	27

Impax Laboratories, Inc. *	4,152	84

Infinity Pharmaceuticals, Inc. *	1,196	11

Ironwood Pharmaceuticals, Inc. †*	3,206	39

Isis Pharmaceuticals, Inc. †*	6,374	47

ISTA Pharmaceuticals, Inc. *	1,571	6

Jazz Pharmaceuticals, Inc. *	1,410	56

Keryx Biopharmaceuticals, Inc. †*	4,698	12

KV Pharmaceutical Co., Class A †*	3,122	4

Lannett Co., Inc. †*	1,025	4

MannKind Corp. †*	4,598	14

MAP Pharmaceuticals, Inc. *	1,479	20

Medicis Pharmaceutical Corp., Class A †	3,929	128

Medivation, Inc. *	2,005	92

Nabi Biopharmaceuticals †*	2,501	5

Nature’s Sunshine Products, Inc. †*	682	12

Nektar Therapeutics †*	7,366	37

Neogen Corp. †*	1,483	52

Neurocrine Biosciences, Inc. †*	3,097	20

Nutraceutical International Corp. *	553	6

Obagi Medical Products, Inc. †*	1,190	12

Omega Protein Corp. †*	1,184	10

Onyx Pharmaceuticals, Inc. *	4,038	178

Opko Health, Inc. †*	6,984	35

Optimer Pharmaceuticals, Inc. †*	3,035	35

Orexigen Therapeutics, Inc. †*	1,710	3

Osiris Therapeutics, Inc. †*	987	5

Pacira Pharmaceuticals, Inc. †*	304	2

Pain Therapeutics, Inc. †*	2,274	9

Par Pharmaceutical Cos., Inc. *	2,310	75

Pernix Therapeutics Holdings †*	219	2

Pharmacyclics, Inc. *	2,977	45

PharMerica Corp. †*	1,925	30

Pozen, Inc. *	1,542	6

Progenics Pharmaceuticals, Inc. *	1,780	12

Questcor Pharmaceuticals, Inc. *	3,383	152

Raptor Pharmaceutical Corp. *	2,377	13

Rigel Pharmaceuticals, Inc. †*	4,418	34

Sagent Pharmaceuticals, Inc. *	384	8

Salix Pharmaceuticals Ltd. †*	3,713	164

Santarus, Inc. †*	3,665	11

Savient Pharmaceuticals, Inc. †*	4,418	11

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Pharmaceuticals – 3.3% – continued

Schiff Nutrition International, Inc. †*	712	$8

Sciclone Pharmaceuticals, Inc. *	2,095	9

SIGA Technologies, Inc. †*	2,398	5

Spectrum Pharmaceuticals, Inc. *	3,425	47

Sucampo Pharmaceuticals, Inc., Class A †*	609	2

Synta Pharmaceuticals Corp. †*	1,337	6

Synutra International, Inc. †*	1,004	6

Targacept, Inc. †*	1,791	13

Theravance, Inc. †*	4,396	103

USANA Health Sciences, Inc. †*	421	14

Vanda Pharmaceuticals, Inc. *	1,985	10

Viropharma, Inc. †*	4,488	108

Vivus, Inc. †*	5,286	54

XenoPort, Inc. †*	2,385	11

Zalicus, Inc. †*	4,696	4
Zogenix, Inc. †*	602	1
		2,375

Pipelines – 0.1%

Crosstex Energy, Inc.	2,648	32
SemGroup Corp., Class A *	2,641	74
		106

Real Estate – 0.2%

Avatar Holdings, Inc. *	546	3

Consolidated-Tomoka Land Co. †	262	7

Forestar Group, Inc. *	2,304	35

HFF, Inc., Class A †*	1,930	22

Kennedy-Wilson Holdings, Inc. †	1,481	16
Sovran Self Storage, Inc. †	1,770	74
		157

Real Estate Investment Trusts – 8.1%

A.G. Mortgage Investment Trust, Inc. †	399	7

Acadia Realty Trust †	2,580	50

Agree Realty Corp. †	625	15

Alexander’s, Inc. †	130	52

American Assets Trust, Inc.	2,035	42

American Campus Communities, Inc.	4,327	170

American Capital Mortgage Investment Corp. †	507	9

Anworth Mortgage Asset Corp.	8,035	51

Apollo Commercial Real Estate Finance, Inc. †	1,067	14

ARMOUR Residential REIT, Inc. †	4,422	32

Ashford Hospitality Trust, Inc. †	3,275	26

Associated Estates Realty Corp. †	2,660	43

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	56	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Real Estate Investment Trusts – 8.1% – continued

BioMed Realty Trust, Inc. †	8,352	$149

Campus Crest Communities, Inc. †	2,014	20

CapLease, Inc. †	4,234	18

Capstead Mortgage Corp. †	5,367	67

CBL & Associates Properties, Inc. †	9,424	135

Cedar Shopping Centers, Inc. †	3,505	12

Chatham Lodging Trust	833	9

Chesapeake Lodging Trust †	2,100	33

Cogdell Spencer, Inc. †	2,811	11

Colonial Properties Trust †	5,307	105

Colony Financial, Inc. †	2,126	31

Coresite Realty Corp. †	1,225	20

Cousins Properties, Inc. †	5,804	35

CreXus Investment Corp. †	3,655	36

CubeSmart	6,349	63

CYS Investments, Inc. †	5,257	69

DCT Industrial Trust, Inc. †	15,633	75

DiamondRock Hospitality Co.	10,632	93

DuPont Fabros Technology, Inc. †	3,743	84

Dynex Capital, Inc. †	2,693	24

EastGroup Properties, Inc. †	1,731	74

Education Realty Trust, Inc.	4,560	42

Entertainment Properties Trust †	2,963	132

Equity Lifestyle Properties, Inc.	1,961	121

Equity One, Inc. †	3,386	57

Excel Trust, Inc. †	1,917	21

Extra Space Storage, Inc. †	5,979	144

FelCor Lodging Trust, Inc. †*	7,716	20

First Industrial Realty Trust, Inc. †*	5,518	52

First Potomac Realty Trust	3,191	41

Franklin Street Properties Corp. †	4,472	49

Getty Realty Corp. †	1,683	27

Gladstone Commercial Corp. †	740	13

Glimcher Realty Trust	6,800	59

Government Properties Income Trust †	2,252	49

Hatteras Financial Corp.	4,737	127

Healthcare Realty Trust, Inc. †	4,950	87

Hersha Hospitality Trust	8,999	39

Highwoods Properties, Inc. †	4,587	132

Home Properties, Inc. †	3,048	168

Hudson Pacific Properties, Inc. †	1,462	19

Inland Real Estate Corp. †	4,936	37

Invesco Mortgage Capital, Inc. †	7,341	116

Investors Real Estate Trust †	5,122	36

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Real Estate Investment Trusts – 8.1% – continued

iStar Financial, Inc. †*	5,920	$33

Kilroy Realty Corp. †	3,716	134

Kite Realty Group Trust	3,848	16

LaSalle Hotel Properties †	5,405	127

Lexington Realty Trust †	7,628	58

LTC Properties, Inc.	1,933	56

Medical Properties Trust, Inc.	7,117	68

MFA Financial, Inc.	22,596	155

Mid-America Apartment Communities, Inc.	2,338	134

Mission West Properties, Inc. †	1,140	9

Monmouth Real Estate Investment Corp., Class A †	2,179	18

MPG Office Trust, Inc. †*	3,625	7

National Health Investors, Inc.	1,556	66

National Retail Properties, Inc. †	6,051	160

Newcastle Investment Corp. †	6,671	30

NorthStar Realty Finance Corp. †	6,374	28

Omega Healthcare Investors, Inc. †	6,457	116

One Liberty Properties, Inc. †	706	11

Parkway Properties, Inc. †	1,368	14

Pebblebrook Hotel Trust †	3,254	60

Pennsylvania Real Estate Investment Trust †	3,573	33

PennyMac Mortgage Investment Trust †	1,799	29

Post Properties, Inc.	3,176	127

Potlatch Corp.	2,554	82

PS Business Parks, Inc.	1,184	62

RAIT Financial Trust †	2,471	11

Ramco-Gershenson Properties Trust †	2,566	22

Redwood Trust, Inc.	4,982	51

Resource Capital Corp. †	4,614	25

Retail Opportunity Investments Corp. †	2,697	32

RLJ Lodging Trust †	1,795	29

Sabra Health Care REIT, Inc.	2,345	25

Saul Centers, Inc. †	443	15

STAG Industrial, Inc. †	925	10

Starwood Property Trust, Inc.	5,926	106

Strategic Hotels & Resorts, Inc. *	11,128	56

Summit Hotel Properties, Inc.	1,909	16

Sun Communities, Inc. †	1,348	48

Sunstone Hotel Investors, Inc. †*	7,461	57

Tanger Factory Outlet Centers †	5,470	155

Terreno Realty Corp. †	536	7

Two Harbors Investment Corp.	8,959	84

UMH Properties, Inc. †	822	8

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	57	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Real Estate Investment Trusts – 8.1% – continued

Universal Health Realty Income Trust	778	$29

Urstadt Biddle Properties, Inc., Class A †	1,529	26

Washington Real Estate Investment Trust †	4,195	114

Whitestone REIT †	436	5
Winthrop Realty Trust., Class B †	1,760	16
		5,842

Retail – 6.6%

99 Cents Only Stores †*	2,966	65

Aeropostale, Inc. †*	5,134	80

AFC Enterprises, Inc. †*	1,654	26

America’s Car-Mart, Inc. *	554	20

ANN, Inc. †*	3,315	78

Asbury Automotive Group, Inc. †*	1,870	37

Ascena Retail Group, Inc. *	3,998	110

Barnes & Noble, Inc. †	1,935	34

Bebe Stores, Inc.	2,385	18

Benihana, Inc. *	804	8

Big 5 Sporting Goods Corp. †	1,549	14

Biglari Holdings, Inc. †*	79	27

BJ’s Restaurants, Inc. †*	1,530	74

Bob Evans Farms, Inc.	1,924	64

Body Central Corp. †*	810	17

Bon-Ton Stores (The), Inc. †	672	2

Bravo Brio Restaurant Group, Inc. †*	1,267	22

Brown Shoe Co., Inc. †	2,941	25

Buckle (The), Inc. †	1,717	69

Buffalo Wild Wings, Inc. *	1,166	75

Build-A-Bear Workshop, Inc. †*	1,086	9

Cabela’s, Inc. *	2,750	65

Caribou Coffee Co., Inc. *	767	10

Carrols Restaurant Group, Inc. *	748	8

Casey’s General Stores, Inc. †	2,396	128

Cash America International, Inc. †	1,871	93

Casual Male Retail Group, Inc. †*	2,518	8

Cato (The) Corp., Class A †	1,748	45

CEC Entertainment, Inc. †	1,262	42

Charming Shoppes, Inc. †*	7,569	29

Cheesecake Factory (The), Inc. †*	3,665	104

Children’s Place Retail Stores (The), Inc. †*	1,662	89

Christopher & Banks Corp.	2,497	7

Citi Trends, Inc. †*	946	8

Coinstar, Inc. †*	1,984	85

Coldwater Creek, Inc. †*	3,594	3

Collective Brands, Inc. †*	3,916	55

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Retail – 6.6% – continued

Conn’s, Inc. †*	847	$10

Cost Plus, Inc. †*	1,127	9

Cracker Barrel Old Country Store, Inc. †	1,454	69

Denny’s Corp. †*	6,544	22

Destination Maternity Corp. †	690	10

DineEquity, Inc. †*	980	46

Domino’s Pizza, Inc. *	3,928	129

Einstein Noah Restaurant Group, Inc.	454	6

Express, Inc.	3,503	79

Ezcorp, Inc., Class A †*	2,986	87

Finish Line (The), Inc., Class A	3,300	70

First Cash Financial Services, Inc. *	1,994	72

Francesca’s Holdings Corp. †*	635	10

Fred’s, Inc., Class A †	2,527	34

Genesco, Inc. †*	1,508	89

GNC Holdings, Inc., Class A *	1,466	40

Gordmans Stores, Inc. †*	311	4

Group 1 Automotive, Inc. †	1,525	75

Haverty Furniture Cos., Inc. †	1,142	14

hhgregg, Inc. †*	1,107	17

Hibbett Sports, Inc. †*	1,741	79

HOT Topic, Inc.	2,980	21

HSN, Inc.	2,542	91

Jack in the Box, Inc. *	3,139	64

Jamba, Inc. †*	4,151	6

Jos. A. Bank Clothiers, Inc. †*	1,757	87

Kenneth Cole Productions, Inc., Class A *	471	5

Kirkland’s, Inc. *	978	12

Krispy Kreme Doughnuts, Inc. †*	3,753	28

Lithia Motors, Inc., Class A †	1,439	32

Liz Claiborne, Inc. †*	6,165	51

Luby’s, Inc. *	1,148	6

Lumber Liquidators Holdings, Inc. †*	1,537	26

MarineMax, Inc. †*	1,380	9

McCormick & Schmick’s Seafood Restaurants, Inc. †*	854	7

Men’s Wearhouse (The), Inc.	3,276	91

New York & Co., Inc. †*	1,578	4

Nu Skin Enterprises, Inc., Class A †	3,485	166

O’Charleys, Inc. †*	1,036	7

Office Depot, Inc. †*	17,651	40

OfficeMax, Inc. †*	5,583	26

P.F. Chang’s China Bistro, Inc.	1,442	44

Pacific Sunwear of California, Inc. †*	2,969	4

Pantry (The), Inc. *	1,552	19

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	58	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Retail – 6.6% – continued

Papa John’s International, Inc. *	1,256	$48

PC Connection, Inc. †	600	6

Penske Automotive Group, Inc. †	2,829	57

Pep Boys - Manny, Moe & Jack (The) †	3,429	39

PetMed Express, Inc. †	1,320	12

Pier 1 Imports, Inc. *	6,767	92

Pricesmart, Inc. †	1,132	77

Red Robin Gourmet Burgers, Inc. †*	850	23

Regis Corp. †	3,669	59

Rite Aid Corp. *	37,519	46

Ruby Tuesday, Inc. †*	4,175	31

Rue21, Inc. †*	989	24

Rush Enterprises, Inc., Class A *	2,073	40

Ruth’s Hospitality Group, Inc. †*	2,185	11

Saks, Inc. †*	7,331	70

Shoe Carnival, Inc. †*	555	13

Sonic Automotive, Inc., Class A †	2,622	39

Sonic Corp. *	3,967	28

Stage Stores, Inc. †	2,292	29

Stein Mart, Inc.	1,623	11

Steinway Musical Instruments, Inc. *	415	11

Susser Holdings Corp. *	516	12

Systemax, Inc. †*	650	10

Talbots, Inc. †*	4,407	9

Teavana Holdings, Inc. †*	452	9

Texas Roadhouse, Inc.	3,986	53

Tuesday Morning Corp. †*	3,049	10

Vera Bradley, Inc. †*	1,269	49

Vitamin Shoppe, Inc. †*	1,580	58

West Marine, Inc. †*	1,041	10

Wet Seal (The), Inc., Class A *	6,551	23

Winmark Corp.	147	8

World Fuel Services Corp. †	4,496	193

Zale Corp. †*	1,902	6
Zumiez, Inc. †*	1,375	32
		4,718

Savings & Loans – 0.9%

Astoria Financial Corp. †	5,510	42

Bank Mutual Corp. †	3,330	11

BankFinancial Corp. †	1,356	8

Beneficial Mutual Bancorp, Inc. †*	2,049	18

Berkshire Hills Bancorp, Inc. †	1,298	26

BofI Holding, Inc. †*	557	9

Brookline Bancorp, Inc. †	3,868	31

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Savings & Loans – 0.9% – continued

Cape Bancorp, Inc. †*	667	$5

Charter Financial Corp. †	510	5

Clifton Savings Bancorp, Inc. †	600	6

Dime Community Bancshares, Inc	2,026	24

ESB Financial Corp. †	778	10

ESSA Bancorp, Inc. †	702	8

First Defiance Financial Corp. †	562	8

First Financial Holdings, Inc. †	952	8

First Pactrust Bancorp, Inc.	524	6

Flagstar Bancorp, Inc. †*	11,290	6

Flushing Financial Corp. †	2,046	27

Fox Chase Bancorp, Inc. †	904	12

Home Federal Bancorp, Inc. †	1,156	12

Investors Bancorp, Inc. *	2,937	40

Kearny Financial Corp. †	756	7

Meridian Interstate Bancorp, Inc. *	518	6

Northfield Bancorp, Inc. †	1,032	15

Northwest Bancshares, Inc. †	6,748	84

OceanFirst Financial Corp.	854	11

Oritani Financial Corp. †	3,597	47

Provident Financial Services, Inc.	3,831	50

Provident New York Bancorp †	2,589	18

Rockville Financial, Inc.	1,957	20

Roma Financial Corp.	461	5

Territorial Bancorp, Inc. †	733	14

United Financial Bancorp, Inc. †	1,088	18

ViewPoint Financial Group	2,281	29

Westfield Financial, Inc. †	1,777	13
WSFS Financial Corp. †	437	16
		675

Semiconductors – 3.3%

Advanced Analogic Technologies, Inc. †*	2,612	15

Aeroflex Holding Corp. †*	1,191	11

Alpha & Omega Semiconductor Ltd. †*	903	8

Amkor Technology, Inc. †*	6,878	31

Amtech Systems, Inc. †*	592	5

Anadigics, Inc. †*	4,011	9

Applied Micro Circuits Corp. †*	4,161	31

ATMI, Inc. *	2,043	42

Axcelis Technologies, Inc. †*	7,526	10

AXT, Inc. †*	1,940	8

Brooks Automation, Inc. †	4,216	40

Cabot Microelectronics Corp. *	1,496	62

Cavium, Inc. †*	3,081	101

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	59	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Semiconductors – 3.3% – continued

Ceva, Inc. †*	1,467	$42

Cirrus Logic, Inc. *	4,203	68

Cohu, Inc.	1,607	16

CSR PLC ADR †*	482	5

Diodes, Inc. †*	2,244	46

DSP Group, Inc. *	1,412	8

eMagin Corp. *	1,080	5

Emcore Corp. †*	5,327	5

Emulex Corp. *	5,580	44

Entegris, Inc. *	8,546	72

Entropic Communications, Inc. †*	5,615	28

Exar Corp. *	2,434	15

Formfactor, Inc. *	3,349	20

FSI International, Inc. †*	2,296	6

GSI Group, Inc. *	1,759	19

GSI Technology, Inc. †*	1,170	6

GT Advanced Technologies, Inc. †*	8,008	62

Hittite Microwave Corp. †*	1,992	108

Inphi Corp. *	1,227	13

Integrated Device Technology, Inc. *	9,416	55

Integrated Silicon Solution, Inc. †*	1,817	17

IXYS Corp. †*	1,619	19

Kopin Corp. †*	4,414	16

Kulicke & Soffa Industries, Inc. *	4,579	42

Lattice Semiconductor Corp. *	7,484	52

LTX-Credence Corp. *	3,062	19

MaxLinear, Inc., Class A *	988	5

Micrel, Inc. †	3,104	32

Microsemi Corp. *	5,494	98

Mindspeed Technologies, Inc. †*	2,120	11

MIPS Technologies, Inc. †*	3,512	17

MKS Instruments, Inc.	3,311	89

Monolithic Power Systems, Inc. †*	1,858	22

MoSys, Inc. †*	2,304	7

Nanometrics, Inc. †*	1,345	22

Netlogic Microsystems, Inc. *	4,346	215

Omnivision Technologies, Inc. *	3,689	40

Pericom Semiconductor Corp. *	1,728	13

Photronics, Inc. †*	3,739	22

PLX Technology, Inc. †*	2,809	9

Power Integrations, Inc. †	1,836	65

Rambus, Inc. †*	6,241	50

Richardson Electronics Ltd. †	865	11

Rubicon Technology, Inc. †*	1,043	10

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Semiconductors – 3.3% – continued

Rudolph Technologies, Inc. †*	1,941	$15

Semtech Corp. †*	4,150	96

Sigma Designs, Inc. *	1,962	14

Silicon Image, Inc. *	5,138	25

Standard Microsystems Corp. *	1,489	37

Supertex, Inc. †*	677	13

Tessera Technologies, Inc. *	3,249	56

TriQuint Semiconductor, Inc. †*	10,442	46

Ultra Clean Holdings †*	1,323	7

Ultratech, Inc. *	1,603	37

Veeco Instruments, Inc. †*	2,590	64
Volterra Semiconductor Corp. †*	1,554	38
		2,367

Software – 4.3%

Accelrys, Inc. †*	3,407	24

ACI Worldwide, Inc. †*	2,126	64

Actuate Corp. †*	2,226	15

Acxiom Corp. *	5,143	64

Advent Software, Inc. *	2,083	56

American Software, Inc., Class A †	1,594	13

Aspen Technology, Inc. *	5,382	96

athenahealth, Inc. †*	2,219	132

Avid Technology, Inc. †*	1,975	16

Blackbaud, Inc.	2,827	83

Bottomline Technologies, Inc. †*	2,156	49

Callidus Software, Inc. †*	1,832	9

CommVault Systems, Inc. *	2,806	139

Computer Programs & Systems, Inc. †	698	32

Concur Technologies, Inc. †*	2,839	134

Convio, Inc. *	789	8

Cornerstone OnDemand, Inc. †*	676	11

CSG Systems International, Inc. *	2,240	34

Deltek, Inc. †*	1,388	11

DemandTec, Inc. †*	1,966	15

Digi International, Inc. †*	1,677	18

DynaVox, Inc., Class A †*	511	2

Ebix, Inc. †	1,962	42

Ellie Mae, Inc. †*	537	3

Envestnet, Inc. †*	1,292	13

EPIQ Systems, Inc. †	2,069	28

EPocrates, Inc. †*	333	3

Fair Isaac Corp.	2,524	92

FalconStor Software, Inc. †*	1,759	5

Geeknet, Inc. †*	271	6

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	60	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Software – 4.3% – continued

Glu Mobile, Inc. †*	2,514	$8

Guidance Software, Inc. †*	873	5

inContact, Inc. †*	2,031	9

InnerWorkings, Inc. †*	1,650	15

Interactive Intelligence Group †*	929	21

JDA Software Group, Inc. †*	2,687	85

Mantech International Corp., Class A †	1,477	50

MedAssets, Inc. *	3,075	29

Medidata Solutions, Inc. *	1,370	28

MicroStrategy, Inc., Class A †*	509	63

Monotype Imaging Holdings, Inc. †*	2,326	34

NetSuite, Inc. †*	1,733	70

Omnicell, Inc. *	2,158	35

OPNET Technologies, Inc. †	932	33

Parametric Technology Corp. *	7,564	158

PDF Solutions, Inc. †*	1,710	11

Pegasystems, Inc. †	1,057	31

Progress Software Corp. *	4,254	87

PROS Holdings, Inc. *	1,304	21

QAD, Inc., Class A †*	455	5

QLIK Technologies, Inc. †*	4,481	123

Quality Systems, Inc. †	2,460	87

Quest Software, Inc. *	3,874	70

RealPage, Inc. †*	1,933	48

RightNow Technologies, Inc. *	1,572	67

Rosetta Stone, Inc. †*	773	5

Schawk, Inc.	710	9

SciQuest, Inc. *	746	11

Seachange International, Inc. †*	1,627	13

Smith Micro Software, Inc. †*	1,965	2

SolarWinds, Inc. †*	3,630	119

SS&C Technologies Holdings, Inc. *	1,647	26

Synchronoss Technologies, Inc. †*	1,678	50

SYNNEX Corp. †*	1,594	47

Take-Two Interactive Software, Inc. †*	4,670	65

Taleo Corp., Class A †*	2,613	85

Tangoe, Inc. †*	650	9

THQ, Inc. †*	4,194	7

Tyler Technologies, Inc. †*	2,023	65

Ultimate Software Group, Inc. †*	1,644	109
Verint Systems, Inc. *	1,350	38
		3,070

Storage/Warehousing – 0.1%

Mobile Mini, Inc. †*	2,343	42

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Storage/Warehousing – 0.1% – continued
Wesco Aircraft Holdings, Inc. *	1,332	$18
		60

Telecommunications – 3.1%

8x8, Inc. †*	3,762	14

ADTRAN, Inc. †	4,104	136

Alaska Communications Systems Group, Inc. †	2,764	15

Anaren, Inc. †*	945	16

Anixter International, Inc. *	1,839	113

Arris Group, Inc. †*	7,838	84

Aruba Networks, Inc. †*	5,423	114

Atlantic Tele-Network, Inc.	623	26

Aviat Networks, Inc. *	3,688	7

Black Box Corp.	1,162	33

Calix, Inc. †*	2,421	22

Cbeyond, Inc. †*	1,719	13

Cincinnati Bell, Inc. †*	12,628	37

Communications Systems, Inc. †	434	6

Comtech Telecommunications Corp. †	1,495	45

Consolidated Communications Holdings, Inc. †	1,691	31

Dialogic, Inc. †*	1,147	1

DigitalGlobe, Inc. *	2,243	33

Extreme Networks, Inc. †*	6,175	19

Fairpoint Communications, Inc. †*	1,256	6

Finisar Corp. †*	5,696	105

General Communication, Inc., Class A †*	2,749	28

GeoEye, Inc. †*	1,404	27

Globalstar, Inc. †*	8,161	4

Globecomm Systems, Inc. †*	1,509	21

Harmonic, Inc. *	7,340	39

HickoryTech Corp.	940	10

IDT Corp., Class B	937	12

Infinera Corp. †*	6,632	46

InterDigital, Inc. †	2,885	127

Iridium Communications, Inc. †*	2,867	20

Ixia †*	2,563	28

KVH Industries, Inc. †*	928	7

Leap Wireless International, Inc. †*	3,868	35

LogMeIn, Inc. †*	1,308	56

Loral Space & Communications, Inc. †*	697	43

Lumos Networks Corp. *	967	14

Meru Networks, Inc. †*	710	3

Motricity, Inc. †*	2,244	3

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	61	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Telecommunications – 3.1% continued

NeoPhotonics Corp. *	534	$3

Netgear, Inc. *	2,318	88

Neutral Tandem, Inc. †*	2,247	24

Novatel Wireless, Inc. †*	1,851	6

NTELOS Holdings Corp.	966	20

NumereX Corp., Class A† *	614	5

Oclaro, Inc. †*	3,086	10

Oplink Communications, Inc. †*	1,283	21

Opnext, Inc. *	2,478	3

ORBCOMM, Inc. *	2,126	7

PAETEC Holding Corp. †*	7,954	43

Plantronics, Inc.	3,051	105

Powerwave Technologies, Inc. †*	2,059	5

Preformed Line Products Co. †	153	8

Premiere Global Services, Inc. *	3,380	28

Procera Networks, Inc. *	955	15

RF Micro Devices, Inc. †*	17,574	110

RigNet, Inc. †*	326	5

Shenandoah Telecommunications Co. †	1,560	17

ShoreTel, Inc. †*	3,066	19

Sonus Networks, Inc. †*	13,554	35

SureWest Communications	838	10

Sycamore Networks, Inc. †	1,318	26

Symmetricom, Inc. †*	2,914	15

Tekelec †*	4,020	44

TeleNav, Inc. *	984	8

UniTek Global Services, Inc. †*	689	4

USA Mobility, Inc.	1,344	19

Viasat, Inc. †*	2,300	109

Vonage Holdings Corp. †*	8,952	23
Westell Technologies, Inc., Class A *	3,239	7
		2,241

Textiles – 0.1%

G&K Services, Inc., Class A	1,211	36
Unifirst Corp.	903	52
		88

Toys, Games & Hobbies – 0.1%

Jakks Pacific, Inc. †	1,808	35
Leapfrog Enterprises, Inc. †*	2,595	14
		49

Transportation – 1.9%

Air Transport Services Group, Inc. †*	3,358	16

Arkansas Best Corp.	1,647	31

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Transportation – 1.9% continued

Atlas Air Worldwide Holdings, Inc. *	1,672	$71

Baltic Trading Ltd. †	987	5

Bristow Group, Inc.	2,313	107

CAI International, Inc. †*	733	11

Celadon Group, Inc. †	1,394	15

Covenant Transport Group, Inc., Class A †*	607	2

DHT Holdings, Inc. †	4,015	3

Eagle Bulk Shipping, Inc. †*	3,608	4

Echo Global Logistics, Inc. †*	669	10

Excel Maritime Carriers Ltd. †*	3,065	6

Forward Air Corp. †	1,890	61

Frontline Ltd. †	3,393	10

Genco Shipping & Trading Ltd. †*	1,911	14

Genesee & Wyoming, Inc., Class A *	2,514	154

Golar LNG Ltd. †	2,542	111

Gulfmark Offshore, Inc., Class A *	1,512	68

Heartland Express, Inc. †	3,230	44

HUB Group, Inc., Class A *	2,358	70

International Shipholding Corp. †	301	6

Knight Transportation, Inc. †	3,902	58

Knightsbridge Tankers Ltd. †	1,351	21

Marten Transport Ltd. †	964	18

Nordic American Tankers Ltd. †	2,985	37

Old Dominion Freight Line, Inc. *	3,032	118

Overseas Shipholding Group, Inc. †	1,723	18

Pacer International, Inc. †*	2,115	9

Patriot Transportation Holding, Inc. †*	377	9

PHI, Inc. (Non Voting) †*	880	21

Quality Distribution, Inc. *	913	9

RailAmerica, Inc. †*	1,442	20

Roadrunner Transportation Systems, Inc. †*	549	8

Saia, Inc. †*	961	11

Scorpio Tankers, Inc. †*	1,497	10

Ship Finance International Ltd. †	2,852	29

Swift Transportation Co. †*	5,078	43

Teekay Tankers Ltd., Class A †	2,592	10

Ultrapetrol Bahamas Ltd. †*	1,300	3

Universal Truckload Services, Inc. †	338	5
Werner Enterprises, Inc. †	2,807	66
		1,342

Trucking & Leasing – 0.2%

AMERCO *	551	43

Greenbrier Cos., Inc. †*	1,248	28

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	62	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.8% – continued

Trucking & Leasing – 0.2% continued

TAL International Group, Inc. †	1,281	$34
Textainer Group Holdings Ltd. †	679	18
		123

Water – 0.3%

American States Water Co.	1,200	42

Artesian Resources Corp., Class A †	454	8

California Water Service Group	2,667	49

Connecticut Water Service, Inc. †	577	17

Consolidated Water Co. Ltd. †	851	7

Middlesex Water Co. †	1,019	19

Pennichuck Corp. †	373	11

Pico Holdings, Inc. †*	1,459	32

SJW Corp. †	880	22
York Water Co. †	817	15
		222
Total Common Stocks
(Cost $66,821)		70,205

INVESTMENT COMPANIES – 48.2%

Northern Institutional Funds – Diversified Assets Portfolio (4)(5)	1,030,975	1,031
Northern Institutional Funds – Liquid Assets Portfolio (4)(6)(7)	33,589,080	33,589
Total Investment Companies
(Cost $34,620)		34,620

OTHER – 0.0%

Escrow DLB Oil & Gas (3)*	400	–

Escrow Gerber Scientific, Inc. †	1,539	–
Escrow Position PetroCorp. (3)*	420	–
Total Other
(Cost $–)		–

RIGHTS – 0.0%
CSF Holdings, Inc. (3)*	2,000	–
Total Rights
(Cost $–)		–

	NUMBER OF WARRANTS	VALUE (000s)
WARRANTS – 0.0%
Krispy Kreme Doughnuts, Inc., Exp. 3/2/12, Strike $12.21 *	88	$ –

	NUMBER OF WARRANTS	VALUE (000s)
WARRANTS – 0.0% – continued
Magnum Hunter Res., Exp. 10/14/13, Strike $10.50 †*	724	$ –
Total Warrants
(Cost $–)		–

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT – TERM INVESTMENTS – 0.5%

U.S. Treasury Bill, 0.02%, 5/3/12 (8)	$395	$395
Total Short-Term Investments
(Cost $395)		395

Total Investments – 146.5%
(Cost $101,836)		105,220
Liabilities less Other Assets – (46.5)%		(33,417)
NET ASSETS – 100.0%		$71,803

(1)	Cohen & Steers, Inc. is a sub-adviser for the Northern Multi-Manager Global Real Estate Fund.
(2)	Pzena Investment Management, Inc. is a sub-adviser for the Northern Multi-Manager Emerging Markets Equity Fund.
(3)	Security has been deemed worthless by the Northern Trust Global Investments Pricing and Valuation Committee.
(4)	Investment in affiliated Portfolio.
(5)	At November 30, 2010, the value of the Portfolio’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $1,296,000 with net sales of approximately $265,000 during the fiscal year ended November 30, 2011.
(6)	Investment relates to cash collateral received from portfolio securities loaned.
(7)	At November 30, 2010, the value of the Portfolio’s investment in the Liquid Assets Portfolio of the Northern Institutional Funds was approximately $30,996,000 with net purchases of approximately $2,593,000 during the fiscal year ended November 30, 2011.
(8)	Security pledged as collateral to cover margin requirements for open futures contracts.

†	Security is either wholly or partially on loan.
*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At November 30, 2011, the Small Company Index Portfolio had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
Russell 2000 Mini	21	$1,547	Long	12/11	$113

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	63	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued	NOVEMBER 30, 2011

At November 30, 2011, the industry sectors (unaudited) for the Small Company Index Portfolio were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	13.1%
Consumer Staples	3.6
Energy	7.0
Financials	21.7
Health Care	12.5
Industrials	15.5
Information Technology	17.3
Materials	4.6
Telecommunication Services	0.9
Utilities	3.8

Total	100.0%

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Small Company Index Portfolio’s investments and other financial instruments, which are carried at fair value, as of November 30, 2011:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$70,205 (1)	$ –	$ –	$70,205
Investment Companies	34,620	–	–	34,620
Short-Term Investments	–	395	–	395
Total Investments	$104,825	$395	$ –	$105,220
OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$113	$ –	$ –	$113

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses significant transfers between levels based on valuations at the end of each reporting period. At November 30, 2011, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on November 30, 2010. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	64	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

LARGE CAP GROWTH PORTFOLIO	NOVEMBER 30, 2011

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.5%

Aerospace/Defense – 2.4%

Boeing (The) Co.	11,000	$756
United Technologies Corp.	11,820	905
		1,661

Apparel – 3.6%

Coach, Inc.	12,690	794

Deckers Outdoor Corp. *	6,359	693
NIKE, Inc., Class B	10,538	1,014
		2,501

Auto Parts & Equipment – 2.0%
Johnson Controls, Inc.	44,240	1,393

Beverages – 2.1%

Green Mountain Coffee Roasters, Inc. †*	5,860	307
PepsiCo, Inc.	17,450	1,117
		1,424

Biotechnology – 3.6%

Alexion Pharmaceuticals, Inc. *	14,735	1,012

Biogen Idec, Inc. *	3,820	439
Celgene Corp. *	15,790	996
		2,447

Chemicals – 3.2%

Air Products & Chemicals, Inc.	7,385	618

E.I. du Pont de Nemours & Co.	16,590	792
Monsanto Co.	11,270	828
		2,238

Commercial Services – 0.6%
Mastercard, Inc., Class A	1,170	438

Computers – 11.6%

Apple, Inc. *	8,950	3,421

Cognizant Technology Solutions Corp., Class A *	19,805	1,334

EMC Corp.*	49,955	1,149

International Business Machines Corp.	7,200	1,353
Teradata Corp. †*	13,325	723
		7,980

Cosmetics/Personal Care – 0.8%
Estee Lauder (The) Cos., Inc., Class A	4,540	536

Distribution/Wholesale – 0.8%
W.W. Grainger, Inc.	2,878	538

Diversified Financial Services – 3.0%

American Express Co.	27,605	1,326

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.5% – continued

Diversified Financial Services – 3.0% – continued
IntercontinentalExchange, Inc. *	6,219	$757
		2,083

Electronics – 1.1%
Trimble Navigation Ltd. †*	17,330	747

Environmental Control – 1.1%
Stericycle, Inc. *	9,035	732

Food – 1.4%
Whole Foods Market, Inc.	14,575	992

Healthcare – Products – 2.8%

Covidien PLC	13,735	626
Intuitive Surgical, Inc. *	2,957	1,284
		1,910

Internet – 7.8%

Amazon.com, Inc. *	10,010	1,925

F5 Networks, Inc.† *	4,090	462

Google, Inc., Class A *	3,421	2,050
priceline.com, Inc. †*	1,948	947
		5,384

Machinery - Diversified – 3.2%

Cummins, Inc.	11,285	1,087
Deere & Co.	14,505	1,150
		2,237

Media – 2.4%

DIRECTV, Class A *	15,550	734
Walt Disney (The) Co.	26,075	935
		1,669

Metal Fabrication/Hardware – 1.4%
Precision Castparts Corp.	5,812	957

Mining – 1.3%

BHP Billiton Ltd. ADR †	6,640	499
Freeport-McMoRan Copper & Gold, Inc.	9,805	388
		887

Miscellaneous Manufacturing – 2.6%

Danaher Corp.	27,215	1,317
Polypore International, Inc. †*	9,710	476
		1,793

Oil & Gas – 2.9%

Apache Corp.	9,402	935
Exxon Mobil Corp.	13,125	1,056
		1,991

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	65	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

LARGE CAP GROWTH PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 95.5% – continued

Oil & Gas Services – 6.1%

Halliburton Co.	20,095	$740

National Oilwell Varco, Inc.	22,705	1,628
Schlumberger Ltd.	24,455	1,842
		4,210

Pharmaceuticals – 2.9%

Abbott Laboratories	17,365	947

Allergan, Inc.	6,450	540
Perrigo Co. †	5,075	497
		1,984

Retail – 9.1%

Costco Wholesale Corp.	9,325	795

Dick’s Sporting Goods, Inc. †*	20,910	822

Dollar Tree, Inc. *	8,225	670

Lululemon Athletica, Inc. †*	11,430	568

McDonald’s Corp.	10,685	1,021

Starbucks Corp.	28,180	1,225
Tiffany & Co.	17,150	1,150
		6,251

Semiconductors – 3.5%

ARM Holdings PLC ADR †	26,085	737
QUALCOMM, Inc.	30,240	1,657
		2,394

Software – 8.8%

Autodesk, Inc. *	16,075	548

Cerner Corp. †*	15,235	929

Citrix Systems, Inc. *	16,295	1,163

Informatica Corp. †*	15,705	706

Oracle Corp.	28,155	883

Red Hat, Inc. *	14,880	745
Salesforce.com, Inc. †*	9,138	1,082
		6,056

Telecommunications – 1.6%

Acme Packet, Inc. †*	9,160	306
American Tower Corp., Class A *	13,540	799
		1,105

Transportation – 1.8%
Kansas City Southern *	17,733	1,206
Total Common Stocks
(Cost $53,202)		65,744

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 15.4%

Northern Institutional Funds – Diversified Assets Portfolio (1)(2)	2,438,085	$2,438
Northern Institutional Funds – Liquid Assets Portfolio (1)(3)(4)	8,127,063	8,127
Total Investment Companies
(Cost $10,565)		10,565

Total Investments – 110.9%
(Cost $63,767)		76,309
Liabilities less Other Assets – (10.9)%		(7,492)
NET ASSETS – 100.0%		$68,817

(1)	Investment in affiliated Portfolio.
(2)	At November 30, 2010, the value of the Portfolio’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $3,230,000 with net sales of approximately $792,000 during the fiscal year ended November 30, 2011.
(3)	Investment relates to cash collateral received from portfolio securities loaned.
(4)	At November 30, 2010, the value of the Portfolio’s investment in the Liquid Assets Portfolio of the Northern Institutional Funds was approximately $14,131,000 with net sales of approximately $6,004,000 during the fiscal year ended November 30, 2011.

†	Security is either wholly or partially on loan.
*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At November 30, 2011, the industry sectors (unaudited) for the Large Cap Growth Portfolio were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	21.1%
Consumer Staples	5.7
Energy	9.4
Financials	3.2
Health Care	11.1
Industrials	13.9
Information Technology	29.7
Materials	4.7
Telecommunication Services	1.2

Total	100.0%

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	66	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Large Cap Growth Portfolio’s investments, which are carried at fair value, as of November 30, 2011:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$65,744(1)	$–	$–	$65,744
Investment Companies	10,565	–	–	10,565

Total Investments	$76,309	$–	$–	$76,309

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses significant transfers between levels based on valuations at the end of each reporting period. At November 30, 2011, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on November 30, 2010. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	67	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

LARGE CAP EQUITY PORTFOLIO

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.6%

Agriculture – 3.1%
Philip Morris International, Inc.	1,105	$84

Auto Parts & Equipment – 1.7%

Delphi Automotive PLC *	451	9
Johnson Controls, Inc.	1,143	36
		45

Banks – 8.2%

Citigroup, Inc.	1,726	48

JPMorgan Chase & Co.	2,175	67

U.S. Bancorp †	1,972	51
Wells Fargo & Co.	2,086	54
		220

Beverages – 2.0%

Anheuser-Busch InBev N.V. ADR †	518	31
Dr Pepper Snapple Group, Inc. †	641	23
		54

Biotechnology – 2.6%

Celgene Corp. *	555	35
Gilead Sciences, Inc. *	841	34
		69

Coal – 0.4%
Arch Coal, Inc. †	702	12

Computers – 10.9%

Apple, Inc. *	309	118

Brocade Communications Systems, Inc. *	2,648	14

EMC Corp. *	1,835	42

Hewlett-Packard Co.	1,189	33

International Business Machines Corp.	200	38

NetApp, Inc. *	430	16
Teradata Corp. †*	559	31
		292

Cosmetics/Personal Care – 2.1%
Procter & Gamble (The) Co.	888	57

Diversified Financial Services – 1.2%
Discover Financial Services	1,341	32

Electric – 2.9%

Dominion Resources, Inc. †	509	26
Southern Co. †	1,164	51
		77

Electronics – 2.2%

Honeywell International, Inc.	643	35

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.6% – continued

Electronics - 2.2% – continued
TE Connectivity Ltd. †	792	$25
		60

Healthcare – Products – 3.4%

Baxter International, Inc.	901	46
Covidien PLC	958	44
		90

Healthcare – Services – 2.2%

Humana, Inc.	242	21
UnitedHealth Group, Inc.	795	39
		60

Insurance – 2.6%

CNO Financial Group, Inc. †*	6,993	44

MGIC Investment Corp. †*	2,648	8
Unum Group	836	19
		71

Internet – 1.9%

F5 Networks, Inc. †*	163	19
Google, Inc., Class A *	52	31
		50

Media – 2.6%

Comcast Corp., Class A	1,487	34
Walt Disney (The) Co.	974	35
		69

Metal Fabrication/Hardware – 1.3%
Precision Castparts Corp.	208	34

Mining – 1.7%

Alcoa, Inc. †	2,182	22
BHP Billiton Ltd. ADR †	330	25
		47

Miscellaneous Manufacturing – 4.3%

Dover Corp.	686	38
General Electric Co.	4,931	78
		116

Oil & Gas – 8.6%

Apache Corp. †	235	24

Chevron Corp.	750	77

Exxon Mobil Corp.	919	74

Noble Energy, Inc.	298	29
Suncor Energy, Inc.	878	26
		230

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	68	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 98.6% – continued

Oil & Gas Services – 2.5%

National Oilwell Varco, Inc.	387	$28
Schlumberger Ltd.	512	38
		66

Pharmaceuticals – 7.1%

Express Scripts, Inc. †*	916	42

McKesson Corp.	424	34

Mead Johnson Nutrition Co.	378	28

Merck & Co., Inc.	1,229	44
Pfizer, Inc.	2,029	41
		189

Pipelines – 1.0%
Spectra Energy Corp. †	920	27

Retail – 8.4%

CVS Caremark Corp. †	1,043	40

Darden Restaurants, Inc. †	667	32

Dick’s Sporting Goods, Inc. †*	751	30

Guess?, Inc. †	771	22

Nordstrom, Inc. †	450	20

Target Corp. †	748	39
TJX Cos., Inc. †	691	43
		226

Semiconductors – 2.9%

QUALCOMM, Inc.	851	46
Xilinx, Inc.	968	32
		78

Software – 3.9%

Citrix Systems, Inc. †*	472	33
Oracle Corp.	2,225	70
		103

Telecommunications – 5.3%

AT&T, Inc.	1,736	50

CenturyLink, Inc. †	1,059	40
Cisco Systems, Inc.	2,759	52
		142

Transportation – 1.6%
Kansas City Southern †*	618	42
Total Common Stocks
(Cost $2,418)		2,642

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 132.0%

Northern Institutional Funds – Diversified Assets Portfolio (1)(2)	2,753,809	$2,754

Northern Institutional Funds – Liquid Assets Portfolio (1)(3)(4)	780,787	781
Total Investment Companies
(Cost $3,535)		3,535

Total Investments – 230.6%
(Cost $5,953)		6,177
Liabilities less Other Assets – (130.6)%		(3,498)
NET ASSETS – 100.0%		$2,679

(1)	Investment in affiliated Portfolio.
(2)	At November 30, 2010, the value of the Portfolio’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $92,000 with net purchases of approximately $2,662,000 during the fiscal year ended November 30, 2011.
(3)	At November 30, 2010, the value of the Portfolio’s investment in the Liquid Assets Portfolio of the Northern Institutional Funds was approximately $3,524,000 with net sales of approximately $2,743,000 during the fiscal year ended November 30, 2011.
(4)	Investment relates to cash collateral received from portfolio securities loaned.

†	Security is either wholly or partially on loan.
*	Non-Income Producing Security

Percentages shown are based on Net Assets.

At November 30, 2011, the industry sectors (unaudited) for the Large Cap Equity Portfolio were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	11.3%
Consumer Staples	10.0
Energy	12.7
Financials	12.2
Health Care	14.4
Industrials	8.6
Information Technology	22.7
Materials	1.8
Telecommunication Services	3.4
Utilities	2.9

Total	100.0%

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	69	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

LARGE CAP EQUITY PORTFOLIO continued	NOVEMBER 30, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Large Cap Equity Portfolio’s investments, which are carried at fair value, as of November 30, 2011:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$2,642	(1)	$–	$–	$2,642
Investment Companies	3,535		–	–	3,535

Total Investments	$6,177		$–	$–	$6,177

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses significant transfers between levels based on valuations at the end of each reporting period. At November 30, 2011, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on November 30, 2010. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	70	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

EQUITY INDEX PORTFOLIO	NOVEMBER 30, 2011

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4%

Advertising – 0.1%

Interpublic Group of (The) Cos., Inc.	34,120	$320
Omnicom Group, Inc.	18,380	794
		1,114

Aerospace/Defense – 2.0%

Boeing (The) Co.	49,064	3,370

General Dynamics Corp.	23,840	1,575

Goodrich Corp.	8,270	1,009

L-3 Communications Holdings, Inc. †	6,769	449

Lockheed Martin Corp. †	18,114	1,415

Northrop Grumman Corp.	17,277	986

Raytheon Co.	23,369	1,065

Rockwell Collins, Inc. †	10,322	567
United Technologies Corp.	60,107	4,604
		15,040

Agriculture – 2.1%

Altria Group, Inc.	137,069	3,932

Archer-Daniels-Midland Co.	44,541	1,341

Lorillard, Inc.	9,108	1,017

Philip Morris International, Inc.	116,161	8,856
Reynolds American, Inc.	22,400	938
		16,084

Airlines – 0.1%
Southwest Airlines Co.	52,595	441

Apparel – 0.7%

Coach, Inc.	19,108	1,196

NIKE, Inc., Class B	25,091	2,413

Ralph Lauren Corp.	4,284	608
VF Corp.	5,697	790
		5,007

Auto Manufacturers – 0.5%

Ford Motor Co. *	250,853	2,659
PACCAR, Inc. †	24,299	986
		3,645

Auto Parts & Equipment – 0.2%

Goodyear Tire & Rubber (The) Co. *	15,819	221
Johnson Controls, Inc.	44,792	1,410
		1,631

Banks – 5.9%

Bank of America Corp.	670,095	3,645

Bank of New York Mellon (The) Corp.	81,757	1,591

BB&T Corp.	46,537	1,078

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Banks – 5.9% – continued

Capital One Financial Corp. †	30,330	$1,355

Citigroup, Inc.	193,021	5,304

Comerica, Inc. †	13,354	337

Fifth Third Bancorp	61,669	746

First Horizon National Corp.	16,038	124

First Horizon National Corp. - (Fractional Shares) *	290,887	–

Goldman Sachs Group (The), Inc.	33,443	3,206

Huntington Bancshares, Inc.	58,647	308

JPMorgan Chase & Co.	257,916	7,988

KeyCorp	62,291	454

M&T Bank Corp.	8,554	624

Morgan Stanley	98,043	1,450

Northern Trust Corp. (1)(2)	15,937	600

PNC Financial Services Group, Inc.	34,930	1,894

Regions Financial Corp.	84,731	348

State Street Corp.	33,276	1,319

SunTrust Banks, Inc.	36,039	653

U.S. Bancorp	127,468	3,304

Wells Fargo & Co.	349,533	9,039
Zions Bancorporation	12,333	198
		45,565

Beverages – 2.6%

Beam, Inc.	9,960	523

Brown-Forman Corp., Class B †	6,676	533

Coca-Cola (The) Co.	151,815	10,206

Coca-Cola Enterprises, Inc.	20,501	535

Constellation Brands, Inc., Class A *	13,281	259

Dr Pepper Snapple Group, Inc.	14,446	528

Molson Coors Brewing Co., Class B	10,412	423
PepsiCo, Inc.	104,636	6,697
		19,704

Biotechnology – 1.2%

Amgen, Inc.	57,979	3,358

Biogen Idec, Inc. *	15,986	1,838

Celgene Corp. *	30,258	1,909

Gilead Sciences, Inc. *	50,924	2,029
Life Technologies Corp. *	11,784	456
		9,590

Building Materials – 0.0%
Masco Corp.	23,157	222

Chemicals – 2.2%
Air Products & Chemicals, Inc.	14,074	1,179

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	71	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

EQUITY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Chemicals – 2.2% – continued

Airgas, Inc.	4,543	$350

CF Industries Holdings, Inc.	4,327	605

Dow Chemical (The) Co.	78,019	2,162

E.I. du Pont de Nemours & Co.	61,608	2,940

Eastman Chemical Co.	9,356	371

Ecolab, Inc. †	19,840	1,131

FMC Corp.	4,744	398

International Flavors & Fragrances, Inc.	5,384	292

Monsanto Co.	35,305	2,593

Mosaic (The) Co.	19,683	1,038

PPG Industries, Inc.	10,341	907

Praxair, Inc.	19,945	2,034

Sherwin-Williams (The) Co.	5,853	508
Sigma-Aldrich Corp. †	7,893	512
		17,020

Coal – 0.2%

Alpha Natural Resources, Inc. *	15,365	368

Consol Energy, Inc.	15,104	629
Peabody Energy Corp.	17,966	705
		1,702

Commercial Services – 1.6%

Apollo Group, Inc., Class A *	8,318	403

Automatic Data Processing, Inc.	32,325	1,651

DeVry, Inc.	3,668	127

Equifax, Inc.	8,320	309

H&R Block, Inc.	20,055	315

Iron Mountain, Inc. †	13,398	407

Mastercard, Inc., Class A	7,009	2,625

Monster Worldwide, Inc. †*	8,607	63

Moody’s Corp. †	13,327	463

Paychex, Inc.	21,446	624

Quanta Services, Inc. *	14,878	306

R.R. Donnelley & Sons Co. †	12,175	183

Robert Half International, Inc.	10,338	274

SAIC, Inc. †*	18,017	217

Total System Services, Inc.	10,717	215

Visa, Inc., Class A	33,804	3,278
Western Union (The) Co.	41,714	728
		12,188

Computers – 7.0%

Accenture PLC, Class A	42,519	2,463

Apple, Inc. *	61,265	23,416

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Computers – 7.0% – continued

Cognizant Technology Solutions Corp.,

Class A *	20,019	$1,348

Computer Sciences Corp. †	10,515	257

Dell, Inc. *	102,258	1,612

EMC Corp. *	136,438	3,139

Hewlett-Packard Co.	136,928	3,827

International Business Machines Corp.	78,948	14,842

Lexmark International, Inc., Class A †	5,214	175

NetApp, Inc. *	24,302	895

SanDisk Corp. *	15,838	781

Teradata Corp. *	11,143	604
Western Digital Corp. *	15,095	439
		53,798

Cosmetics/Personal Care – 2.1%

Avon Products, Inc.	27,797	472

Colgate-Palmolive Co.	32,243	2,950

Estee Lauder (The) Cos., Inc., Class A	7,498	885
Procter & Gamble (The) Co.	181,802	11,739
		16,046

Distribution/Wholesale – 0.3%

Fastenal Co. †	19,630	818

Genuine Parts Co. †	10,103	591
W.W. Grainger, Inc.	3,998	747
		2,156

Diversified Financial Services – 1.7%

American Express Co.	68,766	3,304

Ameriprise Financial, Inc.	15,678	720

BlackRock, Inc.	6,588	1,133

Charles Schwab (The) Corp.	71,568	856

CME Group, Inc.	4,436	1,106

Discover Financial Services, Inc.	36,053	859

E*TRADE Financial Corp. †*	17,246	158

Federated Investors, Inc., Class B †	5,767	92

Franklin Resources, Inc.	9,663	974

IntercontinentalExchange, Inc. *	4,941	601

Invesco Ltd.	29,302	593

Legg Mason, Inc. †	9,267	246

NASDAQ OMX Group (The), Inc. *	8,193	215

NYSE Euronext	16,954	484

SLM Corp.	33,477	431
T. Rowe Price Group, Inc.	17,086	970
		12,742

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	72	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Electric – 3.3%

AES (The) Corp. *	42,580	$514

Ameren Corp.	15,520	525

American Electric Power Co., Inc.	31,802	1,262

CMS Energy Corp. †	16,717	350

Consolidated Edison, Inc. †	19,342	1,149

Constellation Energy Group, Inc.	13,148	528

Dominion Resources, Inc.	37,645	1,943

DTE Energy Co.	11,220	591

Duke Energy Corp. †	88,101	1,837

Edison International	21,405	841

Entergy Corp.	11,605	817

Exelon Corp.	43,890	1,945

FirstEnergy Corp.	27,582	1,227

Integrys Energy Group, Inc. †	5,505	283

NextEra Energy, Inc. †	27,915	1,548

Northeast Utilities	11,825	409

NRG Energy, Inc. *	16,021	315

Pepco Holdings, Inc. †	15,445	305

PG&E Corp.	26,480	1,028

Pinnacle West Capital Corp.	7,335	348

PPL Corp. †	38,028	1,142

Progress Energy, Inc.	19,454	1,058

Public Service Enterprise Group, Inc.	33,325	1,098

SCANA Corp. †	7,771	339

Southern (The) Co. †	56,713	2,490

TECO Energy, Inc. †	15,297	287

Wisconsin Energy Corp.	15,508	515
Xcel Energy, Inc.	31,933	839
		25,533

Electrical Components & Equipment – 0.4%

Emerson Electric Co.	49,113	2,566
Molex, Inc. †	8,873	221
		2,787

Electronics – 1.2%

Agilent Technologies, Inc. *	22,932	860

Amphenol Corp., Class A	11,011	499

FLIR Systems, Inc. †	11,239	302

Honeywell International, Inc.	51,720	2,801

Jabil Circuit, Inc.	12,847	261

PerkinElmer, Inc.	8,554	162

TE Connectivity Ltd. †	28,636	908

Thermo Fisher Scientific, Inc. *	25,189	1,190

Tyco International Ltd.	30,636	1,469

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Electronics – 1.2% – continued
Waters Corp. †*	5,889	$471
		8,923

Energy - Alternate Sources – 0.0%
First Solar, Inc. †*	4,099	196

Engineering & Construction – 0.1%

Fluor Corp.	11,311	620
Jacobs Engineering Group, Inc. †*	8,844	367
		987

Entertainment – 0.0%

International Game Technology	19,696	336
Marriott Vacations Worldwide Corp. *	–	–
		336

Environmental Control – 0.3%

Republic Services, Inc.	21,176	581

Stericycle, Inc. *	5,718	463
Waste Management, Inc.	31,033	972
		2,016

Food – 2.0%

Campbell Soup Co. †	12,083	394

ConAgra Foods, Inc.	27,445	693

Dean Foods Co. *	11,559	117

General Mills, Inc.	42,700	1,706

H.J. Heinz Co.	21,147	1,113

Hershey (The) Co.	10,258	592

Hormel Foods Corp. †	9,969	300

J.M. Smucker (The) Co.	7,597	577

Kellogg Co.	16,447	809

Kraft Foods, Inc., Class A	116,788	4,222

Kroger (The) Co.	39,988	927

McCormick & Co., Inc. (Non Voting)	8,499	414

Safeway, Inc. †	22,851	457

Sara Lee Corp. †	39,195	743

SUPERVALU, Inc. †	13,734	101

Sysco Corp. †	39,038	1,114

Tyson Foods, Inc., Class A †	20,282	409
Whole Foods Market, Inc. †	10,525	717
		15,405

Forest Products & Paper – 0.2%

International Paper Co.	28,895	820
MeadWestvaco Corp.	11,245	336
		1,156

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	73	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

EQUITY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Gas – 0.3%

CenterPoint Energy, Inc.	28,369	$565

Nicor, Inc.	3,107	174

NiSource, Inc. †	18,057	414
Sempra Energy	15,816	841
		1,994

Hand/Machine Tools – 0.1%

Snap-on, Inc.	3,826	197
Stanley Black & Decker, Inc.	11,084	725
		922

Healthcare - Products – 1.8%

Baxter International, Inc.	37,540	1,939

Becton, Dickinson and Co.	14,324	1,057

Boston Scientific Corp. *	99,232	586

C.R. Bard, Inc.	5,772	503

CareFusion Corp. *	14,529	360

Covidien PLC	32,601	1,485

DENTSPLY International, Inc. †	9,505	343

Edwards Lifesciences Corp. *	7,734	511

Hospira, Inc. *	10,720	302

Intuitive Surgical, Inc. *	2,529	1,098

Medtronic, Inc.	69,817	2,544

Patterson Cos., Inc.	6,378	192

St. Jude Medical, Inc.	21,773	837

Stryker Corp.	21,750	1,062

Varian Medical Systems, Inc. *	7,579	472
Zimmer Holdings, Inc. *	12,700	642
		13,933

Healthcare - Services – 1.3%

Aetna, Inc.	24,599	1,029

Cigna Corp.	18,854	834

Coventry Health Care, Inc. *	10,044	321

DaVita, Inc. *	6,152	469

Humana, Inc.	10,967	972

Laboratory Corp. of America Holdings *	6,720	576

Quest Diagnostics, Inc. †	10,602	622

Tenet Healthcare Corp. †*	30,398	141

UnitedHealth Group, Inc.	71,133	3,469
WellPoint, Inc.	23,831	1,681
		10,114

Holding Companies - Diversified – 0.0%
Leucadia National Corp.	13,499	316

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Home Builders – 0.1%

D.R. Horton, Inc. †	18,337	$218

Lennar Corp., Class A †	10,891	201
Pulte Group, Inc. †*	21,400	131
		550

Home Furnishings – 0.1%

Harman International Industries, Inc.	4,725	195
Whirlpool Corp. †	5,435	267
		462

Household Products/Wares – 0.3%

Avery Dennison Corp.	7,620	200

Clorox (The) Co.	8,404	546
Kimberly-Clark Corp.	25,962	1,855
		2,601

Housewares – 0.0%
Newell Rubbermaid, Inc.	20,763	318

Insurance – 3.5%

ACE Ltd.	22,257	1,548

Aflac, Inc.	30,759	1,336

Allstate (The) Corp.	34,259	918

American International Group, Inc. *	29,087	678

American International Group, Inc. -

(Fractional Shares) *	70,271	–

AON Corp.	21,562	991

Assurant, Inc.	6,491	255

Berkshire Hathaway, Inc., Class B *	116,314	9,161

Chubb (The) Corp.	18,874	1,273

Cincinnati Financial Corp. †	11,181	331

Genworth Financial, Inc., Class A *	31,844	210

Hartford Financial Services Group, Inc. †	28,791	511

Lincoln National Corp.	20,668	417

Loews Corp.	20,557	790

Marsh & McLennan Cos., Inc.	35,711	1,078

MetLife, Inc.	69,776	2,197

Principal Financial Group, Inc.	20,356	491

Progressive (The) Corp.	42,299	798

Prudential Financial, Inc.	32,068	1,624

Torchmark Corp.	7,463	318

Travelers (The) Cos., Inc.	27,702	1,558

Unum Group	19,649	442
XL Group PLC	21,321	440
		27,365

Internet – 2.9%

Amazon.com, Inc. *	23,961	4,607

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	74	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Internet – 2.9% – continued

eBay, Inc. *	75,731	$2,241

Expedia, Inc. †	13,207	367

F5 Networks, Inc. *	5,209	589

Google, Inc., Class A *	16,681	9,998

Netflix, Inc. †*	3,436	222

priceline.com, Inc. *	3,299	1,603

Symantec Corp. *	49,786	814

VeriSign, Inc. †	11,335	381
Yahoo!, Inc. *	83,189	1,307
		22,129

Iron/Steel – 0.3%

AK Steel Holding Corp. †	7,570	64

Allegheny Technologies, Inc.	7,321	367

Cliffs Natural Resources, Inc.	9,643	654

Nucor Corp. †	20,871	823
United States Steel Corp. †	10,218	279
		2,187

Leisure Time – 0.2%

Carnival Corp.	30,483	1,012
Harley-Davidson, Inc.	15,280	562
		1,574

Lodging – 0.3%

Marriott International, Inc., Class A	18,124	555

Marriott International, Inc., Class A - (Fractional Shares) *	3,681	–

Starwood Hotels & Resorts Worldwide, Inc.	12,365	590

Wyndham Worldwide Corp.	10,733	380
Wynn Resorts Ltd.	5,254	633
		2,158

Machinery - Construction & Mining – 0.6%

Caterpillar, Inc.	42,664	4,176
Joy Global, Inc.	6,967	636
		4,812

Machinery - Diversified – 0.7%

Cummins, Inc.	12,754	1,229

Deere & Co.	27,244	2,159

Flowserve Corp.	3,864	397

Rockwell Automation, Inc.	9,214	691

Roper Industries, Inc.	6,362	542
Xylem, Inc.	11,987	287
		5,305

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Media – 2.9%

Cablevision Systems Corp. (New York Group), Class A	15,945	$239

CBS Corp., Class B (Non Voting)	44,182	1,151

Comcast Corp., Class A	181,606	4,117

DIRECTV, Class A *	48,628	2,296

Discovery Communications, Inc., Class A †*	17,976	755

Gannett Co., Inc. †	15,875	172

McGraw-Hill (The) Cos., Inc. †	19,582	836

News Corp., Class A	150,854	2,631

Scripps Networks Interactive, Inc., Class A	6,969	278

Time Warner Cable, Inc.	21,417	1,295

Time Warner, Inc.	69,031	2,404

Viacom, Inc., Class B	37,946	1,698

Walt Disney (The) Co.	122,606	4,395
Washington Post (The) Co., Class B †	384	138
		22,405

Metal Fabrication/Hardware – 0.2%
Precision Castparts Corp.	9,520	1,568

Mining – 0.7%

Alcoa, Inc. †	70,476	706

Freeport-McMoRan Copper & Gold, Inc.	62,471	2,474

Newmont Mining Corp. †	32,622	2,247

Titanium Metals Corp.	4,799	75
Vulcan Materials Co. †	8,312	269
		5,771

Miscellaneous Manufacturing – 3.0%

3M Co.	46,873	3,798

Cooper Industries PLC †	10,916	606

Danaher Corp.	37,590	1,819

Dover Corp.	12,247	673

Eaton Corp.	22,424	1,007

General Electric Co.	700,792	11,150

Illinois Tool Works, Inc.	32,342	1,470

Ingersoll-Rand PLC †	22,013	729

Leggett & Platt, Inc.	9,365	209

Pall Corp.	7,727	421

Parker Hannifin Corp.	10,167	842
Textron, Inc. †	18,827	366
		23,090

Office/Business Equipment – 0.1%

Pitney Bowes, Inc. †	14,112	263

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	75	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

EQUITY INDEX PORTFOLIO continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Office/Business Equipment – 0.1% – continued
Xerox Corp.	92,915	$757
		1,020

Oil & Gas – 9.8%

Anadarko Petroleum Corp.	32,908	2,674

Apache Corp.	25,303	2,516

Cabot Oil & Gas Corp.	6,942	615

Chesapeake Energy Corp.	43,550	1,104

Chevron Corp.	132,431	13,617

ConocoPhillips	90,781	6,474

Denbury Resources, Inc. *	26,843	454

Devon Energy Corp.	27,459	1,797

Diamond Offshore Drilling, Inc. †	4,847	292

EOG Resources, Inc.	17,769	1,843

EQT Corp.	9,943	617

Exxon Mobil Corp.	321,441	25,857

Helmerich & Payne, Inc.	7,326	417

Hess Corp.	19,918	1,199

Marathon Oil Corp.	46,886	1,311

Marathon Petroleum Corp.	23,495	784

Murphy Oil Corp.	12,767	714

Nabors Industries Ltd. *	18,705	336

Newfield Exploration Co. *	8,634	395

Noble Corp. *	16,697	577

Noble Energy, Inc.	11,588	1,140

Occidental Petroleum Corp.	53,758	5,317

Pioneer Natural Resources Co.	7,745	732

QEP Resources, Inc.	11,912	389

Range Resources Corp.	10,709	768

Rowan Cos., Inc. *	8,994	305

Southwestern Energy Co. *	22,942	873

Sunoco, Inc. †	6,827	265

Tesoro Corp. *	10,231	244

Valero Energy Corp.	37,716	840
Williams (The) Cos., Inc.	38,788	1,252
		75,718

Oil & Gas Services – 1.8%

Baker Hughes, Inc.	28,650	1,565

Cameron International Corp. *	16,181	874

FMC Technologies, Inc. †*	15,839	829

Halliburton Co.	60,518	2,227

National Oilwell Varco, Inc.	27,853	1,997
Schlumberger Ltd.	89,052	6,708
		14,200

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Packaging & Containers – 0.1%

Ball Corp.	10,697	$376

Bemis Co., Inc. †	6,905	204

Owens-Illinois, Inc. *	10,547	206
Sealed Air Corp.	10,465	184
		970

Pharmaceuticals – 6.7%

Abbott Laboratories	102,999	5,619

Allergan, Inc.	20,318	1,701

AmerisourceBergen Corp.	17,859	663

Bristol-Myers Squibb Co.	112,759	3,690

Cardinal Health, Inc.	22,769	967

Eli Lilly & Co.	67,367	2,550

Express Scripts, Inc. †*	32,264	1,473

Forest Laboratories, Inc. *	18,299	548

Johnson & Johnson	181,310	11,734

McKesson Corp.	16,311	1,326

Mead Johnson Nutrition Co.	13,430	1,012

Medco Health Solutions, Inc. *	25,437	1,442

Merck & Co., Inc.	203,817	7,286

Mylan, Inc. *	27,549	538

Pfizer, Inc.	515,887	10,354
Watson Pharmaceuticals, Inc. *	8,111	524
		51,427

Pipelines – 0.4%

El Paso Corp.	50,802	1,270

ONEOK, Inc.	6,958	579
Spectra Energy Corp.	42,830	1,260
		3,109

Real Estate – 0.0%
CBRE Group, Inc. *	21,769	366

Real Estate Investment Trusts – 1.7%

Apartment Investment & Management Co., Class A	7,942	173

AvalonBay Communities, Inc. †	6,272	783

Boston Properties, Inc. †	9,719	927

Equity Residential	19,649	1,084

HCP, Inc. †	26,914	1,040

Health Care REIT, Inc. †	12,526	629

Host Hotels & Resorts, Inc. †	45,810	648

Kimco Realty Corp. †	26,552	419

Plum Creek Timber Co., Inc. †	10,812	398

ProLogis, Inc.	30,546	850

Public Storage †	9,380	1,237

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	76	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Real Estate Investment Trusts – 1.7% – continued

Simon Property Group, Inc.	19,415	$2,414

Ventas, Inc. †	19,088	1,007

Vornado Realty Trust †	12,140	904
Weyerhaeuser Co. †	34,992	588
		13,101

Retail – 6.1%

Abercrombie & Fitch Co., Class A	5,699	273

AutoNation, Inc. †*	3,232	117

AutoZone, Inc. *	1,959	643

Bed Bath & Beyond, Inc. *	16,125	976

Best Buy Co., Inc. †	19,543	529

Big Lots, Inc. *	4,279	172

CarMax, Inc. †*	15,047	433

Chipotle Mexican Grill, Inc. *	2,120	682

Costco Wholesale Corp.	28,924	2,467

CVS Caremark Corp.	88,790	3,449

Darden Restaurants, Inc. †	8,792	419

Family Dollar Stores, Inc.	7,843	466

GameStop Corp., Class A †*	9,846	228

Gap (The), Inc.	22,708	424

Home Depot (The), Inc.	103,236	4,049

J.C. Penney Co., Inc.	9,857	316

Kohl’s Corp.	18,529	997

Limited Brands, Inc.	16,510	699

Lowe’s Cos., Inc.	83,075	1,995

Macy’s, Inc.	28,210	912

McDonald’s Corp.	68,251	6,519

Nordstrom, Inc. †	10,595	480

O’Reilly Automotive, Inc. *	9,063	700

Ross Stores, Inc.	7,677	684

Sears Holdings Corp. †*	2,579	156

Staples, Inc.	47,195	680

Starbucks Corp.	49,307	2,144

Target Corp.	44,546	2,348

Tiffany & Co.	8,523	571

TJX Cos., Inc.	25,162	1,552

Urban Outfitters, Inc. †*	7,721	208

Walgreen Co.	59,683	2,012

Wal-Mart Stores, Inc. †	116,341	6,852
Yum! Brands, Inc.	30,586	1,714
		46,866

Savings & Loans – 0.1%

Hudson City Bancorp, Inc. †	38,772	217

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Savings & Loans – 0.1% – continued
People’s United Financial, Inc.	25,444	$317
		534

Semiconductors – 3.1%

Advanced Micro Devices, Inc. †*	37,858	215

Altera Corp.	21,436	808

Analog Devices, Inc.	19,796	690

Applied Materials, Inc.	87,116	939

Broadcom Corp., Class A *	31,767	964

Intel Corp.	347,407	8,654

KLA-Tencor Corp. †	10,960	505

Linear Technology Corp.	14,847	455

LSI Corp. *	41,786	235

MEMC Electronic Materials, Inc. *	14,465	60

Microchip Technology, Inc. †	12,380	432

Micron Technology, Inc. *	65,531	393

Novellus Systems, Inc. †*	4,466	155

NVIDIA Corp. *	39,078	611

QUALCOMM, Inc.	111,063	6,086

Teradyne, Inc. †*	12,469	168

Texas Instruments, Inc.	76,494	2,302
Xilinx, Inc.	17,678	578
		24,250

Software – 3.8%

Adobe Systems, Inc. *	32,590	894

Akamai Technologies, Inc. *	12,899	373

Autodesk, Inc. *	14,800	504

BMC Software, Inc. *	11,307	403

CA, Inc.	25,258	536

Cerner Corp. *	9,687	591

Citrix Systems, Inc. *	12,484	891

Compuware Corp. *	13,315	110

Dun & Bradstreet (The) Corp. †	3,448	241

Electronic Arts, Inc. *	21,657	502

Fidelity National Information Services, Inc.	15,944	384

Fiserv, Inc. *	9,068	523

Intuit, Inc.	20,038	1,067

Microsoft Corp.	493,163	12,615

Oracle Corp.	261,221	8,189

Red Hat, Inc. *	12,881	645
Salesforce.com, Inc. †*	8,955	1,060
		29,528

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	77	EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

EQUITY INDEX PORTFOLIO – continued

	NUMBER OF SHARES	VALUE (000s)
COMMON STOCKS – 97.4% – continued

Telecommunications – 4.4%

American Tower Corp., Class A *	26,071	$1,538

AT&T, Inc.	392,034	11,361

CenturyLink, Inc. †	40,791	1,531

Cisco Systems, Inc.	363,511	6,776

Corning, Inc.	103,488	1,373

Frontier Communications Corp. †	64,589	370

Harris Corp. †	8,067	287

JDS Uniphase Corp. *	14,823	163

Juniper Networks, Inc. *	35,296	802

MetroPCS Communications, Inc. *	18,747	157

Motorola Mobility Holdings, Inc. *	17,432	680

Motorola Solutions, Inc.	19,950	931

Sprint Nextel Corp. *	195,328	527

Tellabs, Inc. †	23,966	95

Verizon Communications, Inc.	187,203	7,063
Windstream Corp. †	33,260	391
		34,045

Textiles – 0.0%
Cintas Corp.	7,992	243

Toys, Games & Hobbies – 0.1%

Hasbro, Inc. †	8,329	298
Mattel, Inc. †	22,800	657
		955

Transportation – 1.9%

C.H. Robinson Worldwide, Inc. †	10,969	751

CSX Corp.	72,295	1,570

Expeditors International of Washington, Inc.	14,133	615

FedEx Corp.	20,912	1,737

Norfolk Southern Corp.	22,969	1,735

Ryder System, Inc.	3,131	164

Union Pacific Corp.	32,268	3,337
United Parcel Service, Inc., Class B	64,859	4,654
		14,563
Total Common Stocks
(Cost $717,115)		751,503

	NUMBER OF SHARES	VALUE (000s)
INVESTMENT COMPANIES – 8.6%
Northern Institutional Funds - Diversified Assets Portfolio (3)(4)	17,704,436	$17,704
Northern Institutional Funds - Liquid Assets Portfolio (3)(5)(6)	48,719,131	48,719
Total Investment Companies
(Cost $66,423)		66,423
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
SHORT-TERM INVESTMENTS – 0.3%

U.S. Treasury Bill, 0.02%, 5/3/12 (7)	$1,850	$1,850
Total Short-Term Investments
(Cost $1,850)		1,850

Total Investments – 106.3%
(Cost $785,388)		819,776
Liabilities less Other Assets – (6.3)%		(48,421)
NET ASSETS – 100.0%		$771,355

(1)	At November 30, 2010, the value of the Portfolio’s investment in Northern Trust Corp. was approximately $618,000. There were gross purchases of approximately $142,000, and no sales during the fiscal year ended November 30, 2011. The net change in unrealized depreciation during the fiscal year ended November 30, 2011, was approximately $160,000.
(2)	Investment in affiliate.
(3)	Investment in affiliated Portfolio.
(4)	At November 30, 2010, the value of the Portfolio’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $4,019,000 with net purchases of approximately $13,685,000 during the fiscal year ended November 30, 2011.
(5)	At November 30, 2010, the value of the Portfolio’s investment in the Liquid Assets Portfolio of the Northern Institutional Funds was approximately $32,400,000 with net purchases of approximately $16,319,000 during the fiscal year ended November 30, 2011.
(6)	Investment relates to cash collateral received from portfolio securities loaned.
(7)	Security pledged as collateral to cover margin requirements for open futures contracts.

†	Security is either wholly or partially on loan.
*	Non-Income Producing Security

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS	78	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

At November 30, 2011, the Equity Index Portfolio had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000s)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000s)
E-Mini S&P 500	284	$17,693	Long	12/11	$1,220
E-Mini S&P 500	35	2,170	Long	3/12	87

Total					$1,307

At November 30, 2011, the industry sectors (unaudited) for the Equity Index Portfolio were:

INDUSTRY SECTOR	% OF LONG-TERM INVESTMENTS
Consumer Discretionary	10.6%
Consumer Staples	11.4
Energy	12.5
Financials	13.4
Health Care	11.6
Industrials	10.7
Information Technology	19.4
Materials	3.6
Telecommunication Services	3.1
Utilities	3.7

Total	100.0%

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Equity Index Portfolio’s investments and other financial instruments, which are carried at fair value, as of November 30, 2011:

INVESTMENTS	LEVEL 1 (000s)		LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Common Stocks	$751,503	(1)	$–	$–	$751,503
Investment Companies	66,423		–	–	66,423
Short-Term Investments	–		1,850	–	1,850

Total Investments	$817,926		$1,850	$–	$819,776

OTHER FINANCIAL INSTRUMENTS
Assets
Futures Contracts	$1,307		$–	$–	$1,307

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses significant transfers between levels based on valuations at the end of each reporting period. At November 30, 2011, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on November 30, 2010. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	79	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Institutional Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 20 portfolios as of November 30, 2011, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The International Equity (formerly known as International Growth), International Equity Index, Small Company Index, Large Cap Growth, Large Cap Equity, and Equity Index Portfolios (each a “Portfolio”, and collectively, the “Portfolios” or “Equity Portfolios”) are separate investment portfolios of the Trust, all of which are diversified portfolios. Effective April 1, 2011, the International Growth Portfolio was renamed the International Equity Portfolio in order to reflect changes in the Portfolio’s investment strategy as described in the Prospectus. Presented herein are the financial statements for the Equity Portfolios.

Northern Trust Investments, Inc. (“NTI”, formerly known as and conducting business as Northern Trust Investments, N.A.), a subsidiary of the Northern Trust Company (“Northern Trust”), serves as the investment adviser for each of the Portfolios. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

Each of the Equity Portfolios was authorized to issue three classes of shares: Class A, C and D. Each class was distinguished by the level of administrative, liaison and transfer agent services provided. Effective October 13, 2011, the Class C and Class D Share classes of each Portfolio were closed to investment by new accounts. At the close of business on November 28, 2011, shareholders who held Class C Shares and Class D Shares of each Portfolio had their shares automatically converted to Class A Shares of the same Portfolio on the basis of the relative net asset value per share of the share classes as of the close of business on November 28, 2011.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America or “GAAP.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Portfolio’s Class A Shares is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Securities traded on United States (“U.S.”) securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities. Such prices may be determined taking into account other similar security prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities.

Shares of open-end investment companies are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments, with a maturity of 60 days or less, are valued at amortized cost, which the investment adviser has determined, pursuant to the Board of Trustees’ authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment adviser under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Portfolio if an event occurs after the publication of fair values normally

EQUITY PORTFOLIOS	80	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

NOVEMBER 30, 2011

used by a Portfolio but before the time as of which the Portfolio calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Portfolio, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Portfolio’s NAV is calculated.

The use of fair valuation involves the risk that the values used by the Portfolios to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Certain Portfolios invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. When used as a hedge, a Portfolio may sell a futures contract in order to offset a decrease in the fair value of its portfolio securities that might otherwise result from a market decline. A Portfolio may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. The Portfolio bears the market risk arising from changes in the value of these financial instruments. At the time a Portfolio enters into a futures contract it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts in Net realized gains (losses) on futures contracts and any unrealized gains or losses on open futures contracts in Net change in unrealized appreciation (depreciation) on futures contracts. Further information on the impact of these positions on the Portfolios’ financial statements can be found in Note 10.

At November 30, 2011, the Small Company Index and Equity Index Portfolios had entered into exchange-traded long futures contracts. The aggregate fair value of securities pledged to cover margin requirements for open positions was approximately $395,000 and $1,850,000, respectively. The International Equity Index Portfolio had also entered into exchange-traded long futures contracts at November 30, 2011. The aggregate value of cash and foreign currencies pledged to cover margin requirements for open positions was approximately $1,303,000. Further information on the impact of these positions on the Portfolios’ financial statements can be found in Note 10.

C) OPTIONS CONTRACTS Certain Portfolios buy put options and call options and write covered call options and secured put options for hedging purposes or to earn additional income. When used as a hedge, a Portfolio may enter into option contracts in order to hedge against adverse price movements of securities which a Portfolio intends to trade upon. These options may relate to particular securities, foreign and domestic securities indices, financial instruments or foreign currencies. The gains or losses on purchased options contracts are included with Net realized and unrealized gains (losses) on investments on the Statements of Operations. The gains or losses on written options contracts are included with Net realized and unrealized gains (losses) on written options on the Statements of Operations.

The risks associated with purchasing an option include risk of loss of premium, change in fair value and counterparty non-performance under the contract. Credit risk is mitigated to the extent that the exchange on which a particular options contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. Put and call options purchased are accounted for in the same manner as Portfolio securities.

The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, a Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by a Portfolio could result in a Portfolio selling or buying a security or currency at a price different from the current fair value. Further information on the impact of these positions on the Portfolios’ financial statements can be found in Note 10.

Transactions in call options written during the fiscal year ended November 30, 2011, for the Large Cap Equity Portfolio, were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED (000’S)
Options outstanding at November 30, 2010	—	$ —
Options written	22	1
Options expired and closed	(22)	(1)
Options exercised	—	—
Options outstanding at November 30, 2011	—	$ —

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	81	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

D) FOREIGN CURRENCY TRANSLATION Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the New York Stock Exchange at approximately 3:00 P.M. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot rates on the New York Stock Exchange at approximately 3:00 P.M. Central time. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included on the Statements of Operations with Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments. The realized gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies are included in Net realized gains (losses) on foreign currency transactions and foreign currency exchange contracts on the Statements of Operations.

E) FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Portfolios are authorized to enter into foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Portfolio’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Portfolio’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in Net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign currency exchange contracts in the Statements of Operations. A Portfolio records realized gains or losses at the time the foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in Net realized gains (losses) on foreign currency transactions and foreign currency exchange contracts in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolios bear the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty fails to perform. Further information on the impact of these positions to the Portfolios’ financial statements can be found in Note 10.

F) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Portfolios determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent the stated coupon rate, annualized yield on date of purchase for discount notes, and the current reset rate for floating rate securities or, for interest-only or principal-only securities, the current effective yield. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

G) EXPENSES Each Portfolio is charged for those expenses that are directly attributable to that Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Portfolio are allocated among all Portfolios in the Trust in proportion to each Portfolio’s relative net assets.

H) REDEMPTION FEES The International Equity and International Equity Index Portfolios charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Portfolios use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Portfolios and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Portfolios. The redemption fee may be collected by deduction from the redemption proceeds, or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Portfolios’ prospectus.

Redemption fees for the fiscal year ended November 30, 2011, were approximately $2,000 and less than $1,000 for the International Equity Portfolio and International Equity Index Portfolio, respectively. Redemption fees for the fiscal year ended November 30, 2010, were approximately $7,000 and $16,000 for the International Equity Portfolio and International Equity Index Portfolio, respectively. These amounts are included in Payments for Shares Redeemed in Note 9 – Capital Share Transactions. The impact from redemption fees paid to each Portfolio was less than $0.01 per share.

I) PORTFOLIO SECURITIES LOANED The Portfolios participate in Northern Trust’s securities lending program and have loaned a portion of their investment portfolios to securities lending borrowers (e.g., brokers approved by Northern Trust) at November 30, 2011. Northern Trust receives collateral for the Portfolios, generally consisting of cash, government securities

EQUITY PORTFOLIOS	82	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

NOVEMBER 30, 2011

and letters of credit, from the borrowers on behalf of the participating Portfolios in connection with such loans. Pursuant to an exemptive order granted by the Securities and Exchange Commission (“SEC”), each of the Portfolios has invested cash collateral in Northern Institutional Funds – Liquid Assets Portfolio, one of the Trust’s money market funds. Non-cash collateral is held in custody for the Portfolios. The Portfolios do not exercise effective control over the non-cash collateral received and therefore it is not recognized on the Portfolios’ Statements of Assets and Liabilities. Each Portfolio’s percentage of ownership in the Liquid Assets Portfolio is less than 5 percent as of November 30, 2011. The value of the collateral is monitored daily to ensure the value of such collateral meets or exceeds the value of the securities loaned. However, in the event of default or bankruptcy by the borrowing party under the securities lending agreements, realization and/or retention of the collateral may be subject to legal proceedings.

The Portfolios continue to earn income on portfolio securities loaned, and receive compensation for lending their securities in the form of income earned on invested cash collateral and fees paid on non-cash collateral. Income earned by the Portfolios from securities lending is based on the amount and type of securities loaned, the length of the borrowing period and other factors. The Portfolios pay fees to Northern Trust for administering the securities lending program. The fees are typically based on a percentage of the revenue generated from the lending activities. Income (net of fees) is disclosed as Net income from securities loaned in each Portfolio’s Statement of Operations.

The value of securities loaned to borrowers and the value of collateral received from such borrowers and held on behalf of the Portfolios at November 30, 2011, and the securities lending fees earned by Northern Trust for the fiscal year then ended were as follows:

Amounts in thousands	VALUE OF SECURITIES LOANED	CASH COLLATERAL HELD ON BEHALF OF PORTFOLIO	NON-CASH COLLATERAL HELD ON BEHALF OF PORTFOLIO	FEES EARNED BY NORTHERN TRUST
International Equity (1)	$3,735	$3,785	$ —	$20
International Equity Index	14,298	13,050	1,479	10
Small Company Index	33,439	33,589	226	42
Large Cap Growth	8,162	8,127	83	4
Large Cap Equity	771	781	—	1
Equity Index	49,224	48,719	808	24

(1)	Formerly known as the International Growth Portfolio

The following Portfolios had loaned securities in excess of 5 percent of net assets to the following individual broker/dealers at November 30, 2011. No other loans to individual broker/dealers exceeded 5 percent of each respective Portfolio’s net assets at November 30, 2011.

Portfolio	BROKER/DEALER	PERCENT OF SECURITIES LOANED WITH RESPECT TO NET ASSETS
Small Company Index	Citigroup Global Markets Inc.	6.3%
	Goldman, Sachs & Co.	10.4%
	Morgan Stanley Securities Services, Inc.	5.2%
Large Cap Equity	Morgan Stanley Securities Services, Inc.	5.9%
	RBC Capital Markets, LLC	6.7%

J) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY
International Equity (1)	Annually
International Equity Index	Annually
Small Company Index	Annually
Large Cap Growth	Annually
Large Cap Equity	Annually
Equity Index	Quarterly

(1)	Formerly known as the International Growth Portfolio

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with GAAP. The Portfolios may periodically make reclassifications among certain capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and GAAP. The reclassifications may relate to net operating losses, Section 988 currency gains and losses, Passive Foreign Investment Companies (“PFICs”) gains and losses, recharacterization of dividends received from investments in Real Estate Investment Trusts (“REITs”), expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	83	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

total net assets or the net asset values per share of the Portfolios. At November 30, 2011, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK
International Equity (1)	$409	$(409)	$ —
International Equity Index	231	(231)	—
Small Company Index	(15)	5,118	(5,103)
Equity Index	(78)	78	—

(1)	Formerly known as the International Growth Portfolio

K) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Portfolio's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2011 through the fiscal year end November 30, 2011, the following Portfolios incurred net capital losses, and/or Section 988 currency losses for which each Portfolio intends to treat as having been incurred in the next fiscal year:

Amounts in thousands
International Equity (1)	$163
International Equity Index	5,358
Small Company Index	160
Large Cap Growth	633
Equity Index	10

(1)	Formerly known as the International Growth Portfolio

At November 30, 2011, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

Amounts in thousands	NOVEMBER 30, 2016	NOVEMBER 30, 2017	NOVEMBER 30, 2018	NOVEMBER 30, 2019
International Equity (1)	$4,979	$32,941	$1,123	$ —
International Equity Index	—	5,438	9,763	2,926
Small Company Index	—	9,058	643	—
Large Cap Growth	—	6,447	—	—
Large Cap Equity	2,745	17,703	—	—
Equity Index	—	12,652	2,774	3,043

(1)	Formerly known as the International Growth Portfolio

The Portfolios in the above table may offset future capital gains with these capital loss carryforwards.

The following capital loss carryforwards were utilized at November 30, 2011, for U.S. federal income tax purposes:

Amounts in thousands	AMOUNT
International Equity (1)	$3,030
Small Company Index	3,355
Large Cap Growth	12,043
Large Cap Equity	975

(1)	Formerly known as the International Growth Portfolio

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules affecting the Portfolios. In general the provisions of the Act will be effective for the Portfolios’ fiscal year ending November 30, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a Portfolio’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses are utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Portfolios, if any, will be contained within the “Federal Income Taxes” section of the financial statements notes for the fiscal year ending November 30, 2012.

At November 30, 2011, the tax components of undistributed net investment income and undistributed realized gains were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
International Equity (1)	$2,822	$ —
International Equity Index	6,452	—
Small Company Index	674	—
Large Cap Growth	—	—
Large Cap Equity	22	—
Equity Index	714	—

(1)	Formerly known as the International Growth Portfolio

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

EQUITY PORTFOLIOS	84	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

NOVEMBER 30, 2011

The tax character of distributions paid during the fiscal year ended November 30, 2011, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
International Equity (1)	$2,900	$ —
International Equity Index	3,851	—
Small Company Index	745	—
Large Cap Growth	180	—
Large Cap Equity	95	—
Equity Index	12,675	—

(1)	Formerly known as the International Growth Portfolio

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2010, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME*	LONG-TERM CAPITAL GAINS
International Equity (1)	$3,712	$ —
International Equity Index	2,887	—
Small Company Index	650	—
Large Cap Growth	263	—
Large Cap Equity	325	—
Equity Index	8,559	—

(1)	Formerly known as the International Growth Portfolio

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of November 30, 2011, no Portfolio had uncertain tax positions that would require financial statement recognition or disclosure. The Portfolios’ federal tax returns filed for the fiscal years ended November 30, 2007 through November 30, 2010 remain subject to examination by the Internal Revenue Service. Any interest or penalties incurred on future unknown, uncertain tax positions taken by the Portfolios will be recorded as Interest expense on the Statements of Operations.

L) OTHER RISKS Certain Portfolios invest in emerging market securities. Additional risks are involved when a Portfolio invests its assets in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility and have smaller market capitalizations. As a result, the risks presented by investments in these countries are heightened.

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment adviser is entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Portfolio’s respective average daily net assets). For the fiscal year ended November 30, 2011, the investment adviser contractually agreed to waive a portion of the advisory fees as shown in the accompanying Statements of Operations. The annual advisory fees and waiver rates expressed as a percentage of average daily net assets for the fiscal year ended November 30, 2011, were as follows:

	ANNUAL ADVISORY FEE	LESS WAIVER	ADVISORY FEE AFTER WAIVER
International Equity (1)	0.90%	0.10%	0.80%
International Equity Index	0.25%	—%	0.25%
Small Company Index	0.20%	—%	0.20%
Large Cap Growth	0.85%	0.10%	0.75%
Large Cap Equity	0.75%	0.10%	0.65%
Equity Index	0.10%	—%	0.10%

(1)	Formerly known as the International Growth Portfolio

The advisory fee waivers described above are contractual and are effective through December 31, 2011. These waivers are shown as “Less waivers of investment advisory fees” in the accompanying Statements of Operations.

NTI has agreed to increase the advisory fee waivers it provides to the International Equity Index, Small Company Index and Equity Index Portfolios effective as of January 1, 2012. The existing contractual waivers with respect to the International Equity, Large Cap Growth and Large Cap Equity Portfolios will continue at the same rates as the fiscal year ended November 30, 2011. The advisory fee waivers will have the effect of reducing the total expenses paid by investors as shown in the Statements of Operations. The following chart illustrates the advisory fee waivers for

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	85	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

each Portfolio that are scheduled to take effect on January 1, 2012, replacing the waivers in the tables above:

Portfolio	ANNUAL ADIVSORY FEE	LESS WAIVER	ADVISORY FEE AFTER WAIVER EFFECTIVE 1/1/2012
International Equity (1)	0.90%	0.10%	0.80%
International Equity Index	0.25%	0.01%	0.24%
Small Company Index	0.20%	0.06%	0.14%
Large Cap Growth	0.85%	0.10%	0.75%
Large Cap Equity	0.75%	0.10%	0.65%
Equity Index	0.10%	0.01%	0.09%

(1)	Formerly known as the International Growth Portfolio

The advisory fee waivers described above are contractual and are effective through December 31, 2012. After this date, the investment adviser or a Portfolio may terminate the contractual arrangements. The Board of Trustees may terminate the contractual arrangements at any time with respect to a Portfolio if it determines that it is in the best interest of the Portfolio and its shareholders.

As compensation for the services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at an annual rate of 0.01 percent of the average daily net assets of the outstanding Class A shares of the Portfolios. Prior to November 28, 2011, Northern Trust received a fee, accrued daily and payable monthly, at an annual rate of 0.10 percent and 0.15 percent of the average daily net assets of the outstanding Class C and D shares, respectively, of the Portfolios.

Class-specific transfer agent fees for the fiscal year ended November 30, 2011, were as follows:

Amounts in thousands	CLASS A	CLASS C	CLASS D
International Equity (1)	$17	$ —	$ —
International Equity Index	23	—	—
Small Company Index	7	—	—
Large Cap Growth	9	—	—
Large Cap Equity	1	—	—
Equity Index	64	2	2

(1)	Formerly known as the International Growth Portfolio

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Portfolios have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios’ custodian expenses. Custodian credits, if any, are reflected in the Portfolios’ Statements of Operations.

4. ADMINISTRATION, DISTRIBUTION AND OTHER AGREEMENTS

NTI, as Administrator, is entitled to an administration fee from the Portfolios at the annual rate of 0.15 percent of the average daily net assets of each of the International Equity and International Equity Index Portfolios, and 0.10 percent of the average daily net assets of each other Portfolio.

Under the Administration Agreement with the Trust, which may be amended by the Trust’s Board of Trustees without shareholder approval, NTI, as Administrator, has contractually agreed to reimburse expenses (including fees payable to NTI for its services as Administrator, but excluding investment advisory fees and related waivers, transfer agency fees, service agent fees, taxes, interest and other extraordinary expenses) (“Expenses”) that exceed on an annualized basis 0.25 percent of each of the International Equity and International Equity Index Portfolios’ average daily net assets and 0.10 percent of each other Portfolio’s average daily net assets. In addition, NTI as Administrator has contractually agreed through at least April 1, 2012 to reimburse an additional portion of the International Equity Index Portfolio’s other operating expenses so that the Portfolio’s Expenses do not exceed 0.15 percent of its average daily net assets.

The expenses reimbursed during the fiscal year ended November 30, 2011, under such arrangements is shown as “Less expenses reimbursed by administrator and adviser” in the accompanying Statements of Operations. The expense reimbursement receivable at November 30, 2011 is shown as “Receivable from affiliated administrator” in the accompanying Statements of Assets and Liabilities. The expense reimbursement is paid monthly by NTI as Administrator.

Effective as of January 1, 2012, NTI, as Administrator, has agreed to increase the expense reimbursements it provides to the International Equity Index, Small Company Index and Equity Index Portfolios. The existing expense limitations with respect to the International Equity, Large Cap Growth and Large Cap Equity Portfolios will continue at the same rates as the fiscal year ended November 30, 2011. The contractual reimbursement arrangements are expected to continue until at least December 31, 2012. After this date, the investment adviser or a Portfolio may terminate the contractual arrangements. The Board of Trustees may terminate the contractual arrangements at any time with respect to a Portfolio if it determines that it is in the best interest of the Portfolio and its shareholders. The following chart illustrates the new contractual expense limitations, which include the advisory fee waivers discussed in Note 3, that

EQUITY PORTFOLIOS	86	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

NOVEMBER 30, 2011

are scheduled to take effect on January 1, 2012, replacing any existing limitations discussed above:

Portfolio	TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES AFTER REIMBURSEMENT EFFECTIVE 1/1/12
International Equity (1) – Class A	1.06%
International Equity Index – Class A	0.25%
Small Company Index – Class A	0.15%
Large Cap Growth – Class A	0.86%
Large Cap Equity – Class A	0.76%
Equity Index – Class A	0.10%

(1) Formerly known as the International Growth Portfolio

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Portfolios. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

Northern Funds Distributors, LLC, the distributor for the Portfolios, received no compensation from the Portfolios under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolios. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in Trustee fees on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of the Trust and/or the Global Tactical Asset Allocation Fund of Northern Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. SHAREHOLDER SERVICING PLAN

The Trust adopted a Shareholder Servicing Plan pursuant to which the Trust entered into agreements with institutions or other financial intermediaries under which they rendered certain shareholder administrative support services for their customers or other investors who beneficially owned Class C and D shares. As compensation under the Shareholder Servicing Plan, the institution or other financial intermediary received a fee at an annual rate of up to 0.15 percent and 0.25 percent of the average daily net assets of the outstanding Class C and D shares, respectively. Those institutions and financial intermediaries that received fees pursuant to the Shareholder Servicing Plan for Class C and D shares prior to November 28, 2011 have entered into similar agreements with NTI under which they render certain shareholder administrative support services to their customers and other investors who beneficially own Class A shares.

Class-specific shareholder servicing fees for the fiscal year ended November 30, 2011 were as follows:

Amounts in thousands	CLASS C	CLASS D
Equity Index	$2	$4

6. INVESTMENT TRANSACTIONS

For the fiscal year ended November 30, 2011, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Portfolios were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
International Equity (1)	$ —	$61,769	$ —	$92,415
International Equity Index	—	148,527	—	43,963
Small Company Index	—	22,952	—	12,903
Large Cap Growth	—	42,573	—	74,335
Large Cap Equity	—	5,214	—	11,465
Equity Index	—	196,358	—	23,058

(1)	Formerly known as the International Growth Portfolio

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	87	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

At November 30, 2011, for federal tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF SECURITIES
International Equity (1)	$18,078	$(17,264)	$814	$139,436
International Equity Index	10,579	(38,528)	(27,949)	290,368
Small Company Index	11,789	(12,756)	(967)	106,187
Large Cap Growth	13,007	(647)	12,360	63,949
Large Cap Equity	325	(155)	170	6,007
Equity Index	95,536	(83,138)	12,398	807,378

(1)	Formerly known as the International Growth Portfolio

7. BANK BORROWINGS

Prior to December 9, 2010, the Trust had a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. The interest rate charged under the agreement was dependent on the type of loan. For base rate loans, the interest rate was the sum of the applicable margin (either 0.75 percent or zero) and the highest of (i) 0.50 percent in excess of the Federal Funds Rate, (ii) 1.00 percent in excess of the Adjusted London Interbank Offered Rate (“LIBOR”) and (iii) the prime lending rate. For LIBOR loans, the interest rate was the sum of the applicable margin (0.75 percent) and the LIBOR then in effect. For an Interbank Offered Rate (“IBOR”) loan, the interest rate was the sum of the applicable margin (0.75 percent) and the IBOR then in effect. In addition, there was an annual commitment fee of 12 basis points on the unused portion of the credit line under the agreement, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

Effective December 9, 2010, the Trust entered into a $150,000,000 senior unsecured revolving credit facility administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month LIBOR on the date of borrowing exceeds the Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.25 percent. In addition, there is an annual commitment fee of 10 basis points on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 4, 2011, the Board of Trustees of Trust approved an agreement that modified the Credit Facility (as so modified, the “New Credit Facility”). The interest rate charged under the New Credit Facility will be equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month LIBOR on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there will be an annual commitment fee of 8 basis points on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility is anticipated to go into effect on December 1, 2011 and will expire on November 29, 2012, unless renewed.

At November 30, 2011, the Large Cap Equity Portfolio had loans of $2,700,000 outstanding which is included in Credit facility payable on the Statements of Assets and Liabilities. No other Portfolios had outstanding loans at November 30, 2011.

When utilized, the average dollar amounts of the borrowings and the weighted average interest rates for the fiscal year ended November 30, 2011 on these borrowings were:

Amounts in thousands	DOLLAR AMOUNT	RATE
International Equity (1)	$885	1.46%
International Equity Index	3,057	1.49%
Small Company Index	150	1.46%
Large Cap Equity	1,400	1.52%

(1)	Formerly known as the International Growth Portfolio

8. RELATED PARTY TRANSACTIONS

Pursuant to an exemptive order issued by the SEC, each Portfolio may invest its uninvested cash in a money market fund advised by the investment adviser or its affiliates. Accordingly, each Portfolio will bear indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the advisory, administrative, transfer agency and custody fees that the money market fund pays to the investment adviser and its affiliates. It is expected that the uninvested cash of the Portfolios will be invested in the Trust’s Diversified Assets Portfolio. The aggregate annual rate of advisory, administration, transfer agency and custody fees payable to the investment adviser and/or its affiliates on any assets invested in the Trust’s Diversified Assets Portfolio is 0.35 percent of the average daily net asset value of those assets. However, pursuant to the exemptive order, the investment adviser will reimburse each Portfolio for advisory fees otherwise payable by the Portfolio on any assets invested in the Diversified Assets Portfolio. This reimbursement is included in Less expenses reimbursed by administrator and adviser as a reduction to Total Expenses in the Statements of Operations. This reimbursement’s impact on each Portfolio’s net expense and net income ratios is included in each Portfolio’s Financial Highlights. The exemptive order requires the Portfolios’ Board of Trustees to determine before a vote on the Advisory Agreement that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

EQUITY PORTFOLIOS	88	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

NOVEMBER 30, 2011

9. CAPITAL SHARE TRANSACTIONS

Transactions in Class A shares for the fiscal year ended November 30, 2011, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	AUTOMATIC CONVERSION SHARES	AUTOMATIC CONVERSION VALUE	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
International Equity (1)	801	$7,716	1	$12	283	$2,718	(4,308)	$(41,752)	(3,223)	$(31,306)
International Equity Index	21,792	179,538	16	120	318	2,704	(9,489)	(75,411)	12,637	106,951
Small Company Index	1,639	28,181	6	93	33	566	(1,126)	(19,275)	552	9,565
Large Cap Growth	327	4,791	5	64	13	173	(2,281)	(34,576)	(1,936)	(29,548)
Large Cap Equity	53	334	12	77	8	55	(1,046)	(6,671)	(973)	(6,205)
Equity Index	22,381	272,922	174	2,056	603	7,381	(7,571)	(94,888)	15,587	187,471

(1)	Formerly known as the International Growth Portfolio

Transactions in Class A shares for the fiscal year ended November 30, 2010, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
International Equity (1)	4,357	$40,226	391	$3,502	(5,196)	$(45,473)	(448)	$(1,745)
International Equity Index	8,862	71,120	208	1,676	(10,351)	(84,350)	(1,281)	(11,554)
Small Company Index	1,361	20,101	34	477	(1,804)	(26,757)	(409)	(6,179)
Large Cap Growth	6,021	71,179	21	250	(4,291)	(50,874)	1,751	20,555
Large Cap Equity	449	2,705	48	284	(1,091)	(6,523)	(594)	(3,534)
Equity Index	13,647	153,607	493	5,408	(9,312)	(105,879)	4,828	53,136

(1)	Formerly known as the International Growth Portfolio

Transactions in Class C shares for the fiscal year ended November 30, 2011, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	AUTOMATIC CONVERSION SHARES	AUTOMATIC CONVERSION VALUE	NET DECREASE IN SHARES	NET DECREASE IN NET ASSETS
Large Cap Growth	1	$9	—	$ —	(7)	$(89)	—	$ —	(6)	$(80)
Equity Index	12	160	—	1	(4)	(50)	(126)	(1,487)	(118)	(1,376)

Transactions in Class C shares for the fiscal year ended November 30, 2010, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET DECREASE IN SHARES	NET DECREASE IN NET ASSETS
Small Company Index	—	$ —	—	$ —	—	$(6)	—	$(6)
Large Cap Growth	1	14	—	—	(1)	(16)	—	(2)
Equity Index	2	17	—	2	(15)	(172)	(13)	(153)

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	89	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

Transactions in Class D shares for the fiscal year ended November 30, 2011, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	AUTOMATIC CONVERSION SHARES	AUTOMATIC CONVERSION VALUE	NET DECREASE IN SHARES	NET DECREASE IN NET ASSETS
International Equity (1)	—	$ —	—	$ —	(1)	$(2)	(1)	$(12)	(2)	$(14)
International Equity Index	—	—	—	—	(14)	(113)	(17)	(120)	(31)	(233)
Small Company Index	—	—	—	—	(1)	(6)	(6)	(93)	(7)	(99)
Large Cap Growth	—	6	—	—	—	(2)	(5)	(64)	(5)	(60)
Large Cap Equity	1	6	—	1	(1)	(9)	(13)	(77)	(13)	(79)
Equity Index	2	27	1	5	(90)	(1,119)	(48)	(569)	(135)	(1,656)

(1)	Formerly known as the International Growth Portfolio

Transactions in Class D shares for the fiscal year ended November 30, 2010, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET DECREASE IN SHARES	NET DECREASE IN NET ASSETS
International Equity (1)	3	$22	—	$ —	(44)	$(405)	(41)	$(383)
International Equity Index	2	11	—	—	(88)	(682)	(86)	(671)
Small Company Index	—	—	—	—	—	(10)	—	(10)
Large Cap Growth	—	6	—	—	(4)	(52)	(4)	(46)
Large Cap Equity	3	17	—	1	(8)	(42)	(5)	(24)
Equity Index	2	27	—	4	(48)	(525)	(46)	(494)

(1)	Formerly known as the International Growth Portfolio

10. DERIVATIVE INSTRUMENTS

None of the derivatives held in the Portfolios have been designated as hedging instruments. Information concerning the types of derivatives in which the Portfolios invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of November 30, 2011:

Amounts in thousands		ASSETS			LIABILITIES
PORTFOLIO NAME	DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		COUNTERPARTY
International Equity Index	Equity contracts	Net Assets — Unrealized appreciation	$184	*	Net Assets — Unrealized depreciation	$(5)	*	Citigroup
	Foreign exchange contracts	Unrealized gain on foreign currency exchange contracts	229		Unrealized loss on foreign currency exchange contracts	225		Citigroup, Goldman Sachs, Morgan Stanley, UBS
Small Company Index	Equity contracts	Net Assets — Unrealized appreciation	113	*	Net Assets — Unrealized depreciation	—		Citigroup
Equity Index	Equity contracts	Net Assets — Unrealized appreciation	1,307	*	Net Assets — Unrealized depreciation	—		Citigroup

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments footnotes. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

EQUITY PORTFOLIOS	90	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

NOVEMBER 30, 2011

The following tables set forth by primary risk exposure the Portfolios’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the fiscal year ended November 30, 2011:

Amounts in thousands		AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
PORTFOLIO NAME	DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
International Equity (1)	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions and foreign currency exchange contracts	$50
International Equity Index	Equity contracts	Net realized gains (losses) on futures contracts	(954)
	Foreign exchange contracts	Net realized gains (losses) on foreign currency transactions and foreign currency exchange contracts	37
Small Company Index	Equity contracts	Net realized gains (losses) on futures contracts	330
Large Cap Equity	Written options	Net realized gains (losses) on written options	1
Equity Index	Equity contracts	Net realized gains (losses) on futures contracts	423

(1)	Formerly known as the International Growth Portfolio

Amounts in thousands	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
PORTFOLIO NAME	DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
International Equity Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$197
	Foreign exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign currency exchange contracts	(10)
Small Company Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	(41)
Equity Index	Equity contracts	Net change in unrealized appreciation (depreciation) on futures contracts	864

Volume of derivative activity for the fiscal year ended November 30, 2011*:

	FOREIGN EXCHANGE CONTRACTS**		EQUITY CONTRACTS		WRITTEN OPTION CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT***	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT***	NUMBER OF TRADES	AVERAGE PROCEEDS OF SALES***
International Equity (1)	92	$476	-—	$ —	—	$ —
International Equity Index	335	523	389	318	—	-—
Small Company Index	—	-—	113	274	—	-—
Large Cap Equity	—	—	-—	—	10	—
Equity Index	—	—	205	759	—	—
*	Activity during the year is measured by number of trades during the year and average notional amount for foreign exchange and equity contracts, and number of trades and average cost of purchase/proceeds of sale for option contracts.

**	Foreign exchange contracts are defined as having a settlement period greater than two business days.

***	Amounts in thousands.

(1)	Formerly known as the International Growth Portfolio

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	91	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued	NOVEMBER 30, 2011

11. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Portfolios may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Portfolios. The maximum exposure to the Portfolios under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

12. NEW ACCOUNTING PRONOUNCEMENT

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”), modifying Accounting Standards Codification (“ASC”) 820. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU 2011-04 requires reporting entities to disclose 1) the amounts of and reasons for any transfers between Level 1 and Level 2, and 2) for Level 3 fair value measurements: a) quantitative information about significant unobservable inputs used, b) a description of the valuation procedures used by the reporting entity, and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this requirement and the impact it will have on the Portfolio’s financial statement disclosures.

13. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Portfolios through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure other than as described in Note 3 and 4.

EQUITY PORTFOLIOS	92	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Northern Institutional Funds’ Shareholders and Board of Trustees

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the International Equity (formerly International Growth), International Equity Index, Small Company Index, Large Cap Growth, Large Cap Equity, and Equity Index Portfolios, comprising the Equity Portfolios (the “Portfolios”) of the Northern Institutional Funds as of November 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Equity, International Equity Index, Small Company Index, Large Cap Growth, Large Cap Equity, and Equity Index Portfolios at November 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 19, 2012

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	93	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

TAX INFORMATION	NOVEMBER 30, 2011 (UNAUDITED)

CORPORATE DIVIDENDS-RECEIVED DEDUCTION A percentage of the dividends distributed during the fiscal year for the following Portfolios qualifies for the dividends-received deduction for corporate shareholders:

Portfolio	CORPORATE DRD PERCENTAGE
Small Company Index	9.93%
Large Cap Growth	100.00%
Large Cap Equity	76.73%
Equity Index	84.80%

QUALIFIED DIVIDEND INCOME Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended November 30, 2011 are designated as “qualified dividend income,” as defined in the Act, subject to reduced tax rates in 2011:

Portfolio	QUALIFIED DIVIDEND PERCENTAGE
International Equity (1)	100.00%
International Equity Index	100.00%
Small Company Index	19.70%
Large Cap Growth	100.00%
Large Cap Equity	76.89%
Equity Index	91.01%

(1)	Formerly known as the International Growth Portfolio

EQUITY PORTFOLIOS	94	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

FUND EXPENSES	NOVEMBER 30, 2011 (UNAUDITED)

As a shareholder of the Portfolios, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the International Equity and International Equity Index Portfolios; and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2011 through November 30, 2011.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 6/1/11 - 11/30/11” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, exchange fees, or other costs such as advisory fees related to affiliated money market funds investments, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 82), if any, in the International Equity and International Equity Index Portfolios. If these fees were included, your costs would have been higher. The information also does not reflect reimbursements on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on page 88). Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

INTERNATIONAL EQUITY (1)

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/11	ENDING ACCOUNT VALUE 11/30/11	EXPENSES PAID* 6/1/11 - 11/30/11
Actual	1.06%	$1,000.00	$827.60	$4.86
Hypothetical**	1.06%	$1,000.00	$1,019.75	$5.37

INTERNATIONAL EQUITY INDEX

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/11	ENDING ACCOUNT VALUE 11/30/11	EXPENSES PAID* 6/1/11 - 11/30/11
Actual	0.41%	$1,000.00	$838.10	$1.89
Hypothetical**	0.41%	$1,000.00	$1,023.01	$2.08

SMALL COMPANY INDEX

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/11	ENDING ACCOUNT VALUE 11/30/11	EXPENSES PAID* 6/1/11 - 11/30/11
Actual	0.31%	$1,000.00	$875.30	$1.46
Hypothetical**	0.31%	$1,000.00	$1,023.51	$1.57

LARGE CAP GROWTH

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/11	ENDING ACCOUNT VALUE 11/30/11	EXPENSES PAID* 6/1/11 - 11/30/11
Actual	0.86%	$1,000.00	$920.40	$4.14
Hypothetical**	0.86%	$1,000.00	$1,020.76	$4.36

(1)	Formerly known as the International Growth Portfolio

*	Expenses are calculated using the Portfolios’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2011. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolios’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	95	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FUND EXPENSES continued	NOVEMBER 30, 2011 (UNAUDITED)

LARGE CAP EQUITY

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/11	ENDING ACCOUNT VALUE 11/30/11	EXPENSES PAID* 6/1/11 - 11/30/11
Actual	0.76%	$1,000.00	$906.70	$3.63
Hypothetical**	0.76%	$1,000.00	$1,021.26	$3.85
EQUITY INDEX

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/11	ENDING ACCOUNT VALUE 11/30/11	EXPENSES PAID* 6/1/11 - 11/30/11
Actual	0.21%	$1,000.00	$937.00	$1.02
Hypothetical**	0.21%	$1,000.00	$1,024.02	$1.07

*	Expenses are calculated using the Portfolios’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2011. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolios’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

EQUITY PORTFOLIOS	96	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

TRUSTEES AND OFFICERS	NOVEMBER 30, 2011 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 64 portfolios in the Northern Funds Complex—Northern Funds offers 44 portfolios and Northern Institutional Funds offers 20 portfolios.* The Northern Institutional Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

William L. Bax Age: 68 Trustee since 2005

•  Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•  Director of Big Shoulders Fund since 1997;

•  Director of Children’s Memorial Hospital since 1998;

•  Trustee of DePaul University from 1998 to 2009;

•  Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•  Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 71 Trustee since 1994

•  Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•  Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•  Founding Member and Director of the Illinois Venture Capital Association since 2001;

•  Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•  Member of the Board of Governors of The Metropolitan Club since 2003;

•  Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•  Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•  Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•  Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•  Private Equity Administrator of Illinois Technology Development Account from 2003 to 2006;

•  Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•  Chairman of ViMedicus, Inc. (a healthcare-related educational material provider) since 2010.

• None

Sharon Gist Gilliam Age: 68 Trustee since 2001

•  Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

•  CEO of Chicago Housing Authority from 2006 to 2007;

•  Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 67 Trustee since 1997

•  Chair and CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993;

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994;

•  Trustee of Rush University Medical Center.

• None

*	Ms. Skinner and Mr. Potter each oversee a total of 57 portfolios in the Northern Funds Complex—37 portfolios offered by Northern Funds and 20 offered by Northern Institutional Funds.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	97	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

TRUSTEES AND OFFICERS continued

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Michael H. Moskow Age: 73 Trustee since 2008

•  Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

•  Director of Commonwealth Edison since 2007;

•  President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

•  Director of Education Corporation of America since 2008;

•  Chairman of the Japan America Society of Chicago since 2009;

•  Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

•  Member of the Board of Trustees of the Northwestern Memorial Foundation from 2004 to 2010;

•  Member of the Board of Directors of the Civic Consulting Alliance since 2002;

•  Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) since 2009;

•  Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

•  Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

•  Member of the Board of Trustees of Lafayette College since 1996;

•  Member of the Board of Directors of the National Futures Association since 2010.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm); • Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 54 Trustee since 2000	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 72 Trustee since 1982 and Chairman since 2008

•  Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•  President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 68 Trustee since 2008

•  Chief Investment Officer, The Allstate Corporation from January to July, 2002;

•  Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

•  Chairman and President of the Allstate Financial Group from 2002 to 2007;

•  Chairman of the Investment Committee, Legal and General Investment Management—America, 2007;

•  Board member, University of Wisconsin—Eau Claire Foundation from 2006 to present;

•  Advisor, G.D. Searle Family Trusts from 2010 to present.

• GATX Corporation (transportation services); • Spirit Finance Corporation (real estate investment trust) (2003-2008).

EQUITY PORTFOLIOS	98	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

NOVEMBER 30, 2011 (UNAUDITED)

INTERESTED TRUSTEE
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Stephen N. Potter (4) Age: 54 Trustee since 2008

•  Director of The Northern Trust Company of Connecticut (f/k/a Northern Trust Global Advisors, Inc.) since May 2008;

•  Chairman of Northern Trust Investments, Inc. since March 2008;

•  President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•  Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•  Executive Vice President of Northern Trust Corporation since October 2003;

•  Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•  Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

•  Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST (1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 54 50 South LaSalle Street Chicago, IL 60603 President since 2000

•  Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Director, The Northern Trust Company of Connecticut since August 2006; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 50 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	• Senior Vice President at Northern Trust Investments, Inc. since 2001; Senior Vice President at The Northern Trust Company since 2000.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	99	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Susan J. Hill Age: 55 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004

• Chief Compliance Officer of The Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Global Advisors, Inc. since 2007; Chief Compliance Officer of Northern Trust Investments, Inc. since 2005; Senior Vice President of Northern Trust Investments, Inc. since 2005; Vice President of Northern Trust Investments, Inc. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 48 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009

• Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and The Northern Trust Company of Connecticut since 2009; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 41 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

• Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 44 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008

• Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 43 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008

• Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

Michael Meehan Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011

• Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2008 to 2009; and Officer of Fund Administration of The Northern Trust Company from 2005 to 2008.

Craig R. Carberry, Esq. Age: 51 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

• Senior Counsel at The Northern Trust Company since May 2000; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisors, Inc. since 2007; Secretary of The Northern Trust Company of Connecticut since 2009; Secretary of NETS Trust from 2008 to 2009.

EQUITY PORTFOLIOS	100	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

NOVEMBER 30, 2011 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Owen T. Meacham, Esq. Age: 40 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

• Senior Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2011; Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company from 2007 to 2011; Vice President and Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007.

Jose J. Del Real, Esq. Age: 34 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2011

• Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2011; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; and Associate at the law firm of Vedder Price P.C. from 2006 to 2010.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	101	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

THIS PAGE INTENTIONALLY LEFT BLANK

EQUITY PORTFOLIOS	102	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

INVESTMENT CONSIDERATIONS

INTERNATIONAL EQUITY PORTFOLIO1,3 (Formerly known as the International Growth Portfolio)

INTERNATIONAL EQUITY INDEX PORTFOLIO1,2,3

SMALL COMPANY INDEX PORTFOLIO1,2,4

LARGE CAP GROWTH PORTFOLIO1

LARGE CAP EQUITY PORTFOLIO1

EQUITY INDEX PORTFOLIO1,2

1 Equity Risk: Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Portfolio will fluctuate as the value of the securities in the Portfolio changes.

2 Index Fund Risk: The performance of the Portfolio is expected to be lower than that of its index because of Portfolio fees and expenses. It is important to remember that there are risks associated with index investing, including the potential risk of market decline, as well as the risks associated with investing in specific companies.

3 International Risk: International investing involves increased risk and volatility.

4 Small Cap Risk: Small-capitalization stocks typically carry additional risks since smaller companies generally have a higher risk of failure. Their stocks are subject to a greater degree of volatility, trade in lower volume and may be less liquid.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	103	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds’ Proxy Voting Policies and Procedures and each Portfolio’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds’ Web site at northernfunds.com/institutional or the SEC’s Web site at sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

EQUITY PORTFOLIOS	104	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

2	PORTFOLIO MANAGEMENT COMMENTARY

8	STATEMENTS OF ASSETS AND LIABILITIES

10	STATEMENTS OF OPERATIONS

12	STATEMENTS OF CHANGES IN NET ASSETS

14	FINANCIAL HIGHLIGHTS

20	SCHEDULES OF INVESTMENTS

20	BOND PORTFOLIO

29	CORE BOND PORTFOLIO

37	U.S. TREASURY INDEX PORTFOLIO

40	INTERMEDIATE BOND PORTFOLIO

47	SHORT BOND PORTFOLIO

54	U.S. GOVERNMENT SECURITIES PORTFOLIO

56	NOTES TO THE FINANCIAL STATEMENTS

66	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

67	TAX INFORMATION

68	FUND EXPENSES

69	TRUSTEES AND OFFICERS

75	INVESTMENT CONSIDERATIONS

76	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Institutional Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds prospectus, which contains more complete information about Northern Institutional Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in net asset value assuming reinvestment of all dividends and distributions. Quality ratings, such as AAA, refer to the credit risk of individual securities, and not the Portfolio.

Performance of the Portfolios is compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Portfolio management strategies from those currently expected to be employed.

Northern Institutional Funds are distributed by

Northern Funds Distributors, LLC, Three Canal Plaza,

Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	1	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

BOND PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month period ended November 30, 2011 proved challenging for global fixed income markets, as Eurozone countries faced unprecedented challenges from the sovereign debt crisis that evolved during the course of the period. While Greece was the focal point of the European crisis throughout the first half, heavily indebted Spain and Italy became engulfed in the crisis as the period wore on. Sovereign debt issues also created problems for European banks that are large holders of the debt. As the prices of this debt moved lower, investors worried that banks lack sufficient capital to absorb losses. The market for new equity issuance is shut to these firms, and investors appear to doubt the ability of heavily indebted Eurozone governments to provide additional capital.

Growth in the U.S. economy was sluggish during the reporting period, as manufacturing slowed, employment data disappointed and housing prices remained weak. The U.S. Federal Reserve, seeing significant risks to growth, indicated that it is likely to maintain the federal funds rate at historically low levels until mid-2013. In an effort to keep long-term interest rates low and spur growth, the Federal Reserve also announced plans to reinvest cash received from its maturing investments into long-term Treasury and agency securities.

The Bond Portfolio’s return of 5.54% during the 12-month period was flat relative to the 5.52% of its benchmark, the Barclays Capital U.S. Aggregate Bond Index. During the period, the Portfolio was overweight investment-grade and high-yield corporate bonds, based on our belief that corporate debt issuers are in excellent financial condition. Corporations hold a record $2 trillion of cash on their balance sheets, increasing the odds that their debts will be repaid. That said, concerns regarding European countries’ debt problems caused spreads on corporate issues to widen in the second half of the period, detracting from the Portfolio’s performance. Our duration and yield curve positioning were the largest positive contributors to performance. The Portfolio was overweight duration relative to its benchmark for a significant portion of the reporting period, with a focus on the 10- and 30-year segments of the Treasury curve.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2011
TOTAL RETURN	CLASS A SHARES	BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX
ONE YEAR	5.54%	5.52%

FIVE YEAR	6.10	6.14

TEN YEAR	5.57	5.59

SINCE INCEPTION	6.47	6.42

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated investment-grade fixed income securities with remaining maturities of one year and longer. It is not possible to invest directly in an index.

Information about Investment Considerations can be found on page 75.

PORTFOLIO MANAGERS

BRADLEY CAMDEN With Northern Trust since 2005

FRED A. AZAR With Northern Trust since 2004

PORTFOLIO FACTS (as of 11/30/11)

TICKER SYMBOL
CLASS A SHARES	BBPAX

INCEPTION DATE
CLASS A SHARES	1/11/93

TOTAL NET ASSETS	$238,271,439

NET ASSET VALUE
CLASS A SHARES	$21.59

GROSS EXPENSE RATIO
CLASS A SHARES	0.56%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Unlike the Index, the Portfolio’s total returns are reduced by operating expenses, such as transaction costs and management fees.

FIXED INCOME PORTFOLIOS	2	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

CORE BOND PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month period ended November 30, 2011 saw Eurozone countries facing unprecedented challenges in an attempt to stem the spreading sovereign debt crisis. While Greece was the focal point early on, Spain and Italy became engulfed in the crisis as the period progressed. European banks are large holders of the sovereign debt of European countries. As prices of sovereign debt moved lower, concern arose that banks were undercapitalized and potentially insolvent. The market for new equity issuance closed to these firms, and investors doubted the ability of heavily indebted Eurozone governments to provide additional capital.

In the United States, after starting the period with high expectations, manufacturing slowed, employment data disappointed and housing price data remained weak. The $800 billion fiscal stimulus put in place by Congress in 2009 was completed by the middle of 2011, leading some to question the ability of the economic recovery to continue in 2012. The Federal Reserve, seeing significant risks to growth, indicated that it is likely to keep the federal funds rate at historically low levels through mid-2013. In an effort to keep long-term interest rates low and spur growth, the Federal Reserve also announced plans to reinvest cash received from its maturing investments into long-term Treasury and agency securities.

Against this backdrop, during the reporting period the Core Bond Portfolio’s 5.31% return net of fees underperformed the 5.52% return of its benchmark, the Barclays Capital U.S. Aggregate Bond Index. The Portfolio was overweight in investment-grade bonds relative to its benchmark throughout the period. This reflects our view that corporate debt issuers are in excellent financial condition. Corporations hold a record $2 trillion of cash on balance sheets, providing a strong measure of assurance that their debts will be repaid. Nonetheless, European sovereign debt concerns caused yield spreads for corporate credit to widen in the latter months of the period, detracting from performance. The Portfolio was overweight duration relative to its benchmark for a significant portion of the period, with a focus on the 10- and 30-year sectors of the Treasury curve. The Portfolio’s duration and yield curve positioning represented the largest positive contributors to performance.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2011
TOTAL RETURN	CLASS A SHARES	BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX
ONE YEAR	5.31%	5.52%

FIVE YEAR	6.11	6.14

TEN YEAR	5.36	5.59

SINCE INCEPTION	5.45	5.80

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated investment-grade fixed income securities with remaining maturities of one year and longer. It is not possible to invest directly in an index.

Information about Investment Considerations can be found on page 75.

PORTFOLIO MANAGERS

BRADLEY CAMDEN With Northern Trust since 2005 FRED A. AZAR With Northern Trust since 2004

PORTFOLIO FACTS (as of 11/30/11)

TICKER SYMBOL
CLASS A SHARES	NOCBX

INCEPTION DATE
CLASS A SHARES	3/29/01

TOTAL NET ASSETS	$93,371,313

NET ASSET VALUE
CLASS A SHARES	$10.74

GROSS EXPENSE RATIO
CLASS A SHARES	0.62%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Unlike the Index, the Portfolio’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	3	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

U.S. TREASURY INDEX PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Barclays Capital U.S. Treasury Index returned 6.81% during the 12-month period ended November 30, 2011. As designed, the Portfolio’s return of 6.60% net of fees performed in line with the Index, with differences in return a function of transactions costs and Portfolio expenses. The Treasury yield curve flattened considerably during the reporting period, with yields falling substantially across the curve. Year-over-year, the two-year Treasury yield fell to 0.25% from 0.45%, the 10-year yield fell to 2.06% from 2.81% and the 30-year yield fell from 3.06% from 4.12%.

The reporting period saw the Federal Reserve maintain the benchmark federal funds rate at unprecedented near-zero levels. Financial markets experienced extreme volatility as headlines swayed investor sentiment. The overall lack of confidence caused U.S. Treasury rates to plummet all along the yield curve as investors engaged in a flight to safety. Among the bigger headlines came from news in March of an 8.9 magnitude earthquake with an epicenter off the east coast of Japan. The accompanying tsunami caused backup power plant generators to malfunction, leading to a still unresolved partial nuclear meltdown. In addition, the overall damage to Japanese industry caused by the disaster created a major disruption in the global manufacturing supply chain. As the period progressed, news of a potential Greek default spurred panic selling of many European assets and a rally in U.S. Treasuries. Although a rescue package for Greece was approved, worries over the European credit crisis continued to create volatility in the global marketplace through the remainder of the period.

In the United States, economic data was mixed. Housing prices showed signs of stabilizing, but retail sales and durable goods orders were less encouraging. Non-farm payrolls demonstrated progress, but monthly jobless claims continued to hover around 400,000. As the period progressed, growth improved from 0.4% during the first quarter to a still unsatisfactory 2.0% in the third quarter. Similarly, while the nation’s unemployment rate improved to 8.6% in November compared with 9.8% 12 months earlier, it remains historically high and continues to cloud prospects for the overall economy.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2011
TOTAL RETURN	CLASS A SHARES	BARCLAYS CAPITAL U.S. TREASURY INDEX
ONE YEAR	6.60%	6.81%

FIVE YEAR	6.30	6.43

TEN YEAR	5.34	5.51

SINCE INCEPTION	6.15	6.34

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. The Barclays Capital U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of one to thirty years. It is not possible to invest directly in an index.

Information about Investment Considerations can be found on page 75.

PORTFOLIO MANAGER

BRANDON P. FERGUSON With Northern Trust since 2007

PORTFOLIO FACTS (as of 11/30/11)

TICKER SYMBOL
CLASS A SHARES	BTIAX

INCEPTION DATE
CLASS A SHARES	1/11/93

TOTAL NET ASSETS	$136,802,637

NET ASSET VALUE
CLASS A SHARES	$23.38

GROSS EXPENSE RATIO
CLASS A SHARES	0.48%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Unlike the Index, the Portfolio’s total returns are reduced by operating expenses, such as transaction costs and management fees.

The principal value and investment return of the Portfolio are not guaranteed nor insured by the U.S. Government.

FIXED INCOME PORTFOLIOS	4	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

INTERMEDIATE BOND PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month period ended November 30, 2011 was a challenging time for the global fixed income markets. Growth in the U.S. economy was sluggish during the period, as manufacturing slowed, employment data disappointed and housing prices remained weak. The U.S. Federal Reserve, seeing significant risks to growth, indicated that it is likely to maintain the federal funds rate at historically low levels until mid-2013. In an effort to keep long-term interest rates low and spur growth, the Federal Reserve also announced plans to reinvest cash received from its maturing investments into long-term Treasury and agency securities.

Eurozone countries faced unprecedented challenges from the sovereign debt crisis that evolved during the course of the period. While Greece was the focal point of the European crisis throughout the first half, heavily indebted Spain and Italy became engulfed in the crisis as the period wore on. Sovereign debt issues also created problems for European banks that are large holders of the debt. As the prices of this debt moved lower, investors worried that banks lack sufficient capital to absorb losses. The market for new equity issuance is shut to these firms, and investors appear to doubt the ability of heavily indebted Eurozone governments to provide additional capital.

The Intermediate Bond Portfolio’s return of 3.50% for the reporting period was slightly below the 3.67% return of its benchmark, the Barclays Capital Intermediate U.S. Government/Credit Index. Portfolio duration and yield curve positioning were the largest positive contributors to performance. For a significant portion of the annual period, the Portfolio was overweight duration relative to its benchmark, with a focus on the 10-year sector of the Treasury curve. In addition, the Portfolio was overweight investment-grade and high-yield corporate bonds relative to its benchmark, which weighed on performance despite our belief that corporate debt issuers are in excellent financial condition. Corporations hold a record $2 trillion of cash on their balance sheets, increasing the odds that their debts will be repaid. That said, sovereign debt concerns among European countries caused spreads on corporate credit to widen in the second half of the period, detracting from performance.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2011
TOTAL RETURN	CLASS A SHARES	BARCLAYS CAPITAL INTERMEDIATE U.S. GOV’T/CREDIT INDEX
ONE YEAR	3.50%	3.67%

FIVE YEAR	5.57	5.63

TEN YEAR	4.92	5.06

SINCE INCEPTION	5.24	5.69

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. The Barclays Capital Intermediate U.S. Government/Credit Index is an unmanaged index of prices of U.S. Government and corporate bonds with remaining maturities of one to ten years. It is not possible to invest directly in an index.

Information about Investment Considerations can be found on page 75.

PORTFOLIO MANAGERS

BRADLEY CAMDEN With Northern Trust since 2005

FRED A. AZAR With Northern Trust since 2004

PORTFOLIO FACTS (as of 11/30/11)

TICKER SYMBOL
CLASS A SHARES	NIBAX

INCEPTION DATE
CLASS A SHARES	8/1/97

TOTAL NET ASSETS	$41,366,699

NET ASSET VALUE
CLASS A SHARES	$21.43

GROSS EXPENSE RATIO
CLASS A SHARES	0.72%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Unlike the Index, the Portfolio’s total returns are reduced by operating expenses, such as transaction costs and management fees.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	5	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

SHORT BOND PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Eurozone countries faced unprecedented challenges during the 12-month period ended November 30, 2011 as they attempted to stem the spreading sovereign debt crisis. Greece was the focal point early on; however, Spain and Italy became engulfed in the crisis as the period progressed. European banks are large holders of the sovereign debt of European countries. As prices of sovereign debt moved lower, concern arose that banks were undercapitalized and potentially insolvent. The market for new equity issuance is closed to these firms, and investors doubted the ability of heavily indebted Eurozone governments to provide additional capital.

On the domestic front, U.S. manufacturing slowed, employment data disappointed and housing price data remained weak. The $800 billion fiscal stimulus put in place by Congress in 2009 came to an end by the middle of 2011, raising questions regarding the ability of the economic recovery to continue in 2012. The Federal Reserve, seeing significant risks to growth, indicated that it is likely to keep the federal funds rate at historically low levels through mid-2013. The Federal Reserve also announced plans to reinvest cash received from its maturing investments into long-term Treasury and agency securities, in an effort to keep long-term interest rates low and spur growth.

Against this backdrop, the Short Bond Portfolio’s 1.47% return net of fees for the reporting period outperformed the 1.36% return of its benchmark, the Barclays Capital 1-3 Year U.S. Government/Credit Index. The Portfolio was overweight duration relative to its benchmark for a significant portion of the period, with a focus on the 3- to 5-year sector of the curve. This strategy worked well as our duration stance and yield curve positioning were the largest positive contributors to performance. Throughout the period, we maintained overweight exposure to both investment-grade and high-yield corporate bonds relative to the benchmark. This reflects our view that corporate debt issuers are in excellent financial condition. Corporations hold a record $2 trillion of cash on balance sheets, providing a strong measure of assurance that their debts will be repaid. Nonetheless, sovereign debt concerns among European countries caused yield spreads for corporate credit to widen in the second half of the period, detracting from the Portfolio’s performance.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2011
TOTAL RETURN	CLASS A SHARES	BARCLAYS CAPITAL 1-3 YEAR U.S. GOVERNMENT/CREDIT INDEX
ONE YEAR	1.47%	1.36%

FIVE YEAR	3.77	3.98

TEN YEAR	3.51	3.62

SINCE INCEPTION	4.76	4.84

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. The Barclays Capital 1-3 Year U.S. Government/Credit Index is an unmanaged index of securities issued by the U.S. government and corporate bonds with maturities of one to three years. It is not possible to invest directly in an index.

Information about Investment Considerations can be found on page 75.

PORTFOLIO MANAGERS

BRADLEY CAMDEN With Northern Trust since 2005

FRED A. AZAR With Northern Trust since 2004

PORTFOLIO FACTS (as of 11/30/11)

TICKER SYMBOL
CLASS A SHARES	BSBAX

INCEPTION DATE
CLASS A SHARES	1/11/93

TOTAL NET ASSETS	$124,519,423

NET ASSET VALUE
CLASS A SHARES	$18.91

GROSS EXPENSE RATIO
CLASS A SHARES	0.57%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Unlike the Index, the Portfolio’s total returns are reduced by operating expenses, such as transaction costs and management fees.

As of December 31, 2006, the average-weighted dollar maturity of the Portfolio’s investments is one to three years.

FIXED INCOME PORTFOLIOS	6	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

U.S. GOVERNMENT SECURITIES PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Portfolio’s fiscal year ended November 30, 2011 was similar to its 2010 fiscal year, and at times too reminiscent of its 2008 fiscal year. Interest rates initially sold off on the extension of fiscal stimulus, 3-4% forecasted Gross Domestic Product (GDP) growth, and some “sell the fact” trading after the Federal Reserve announced Quantitative Easing 2.0. Early in 2011, markets were roiled by the dual shocks of a devastating tsunami in Japan and an oil price surprise due to uprisings in the Middle East. The tenuous strength of the consumer was being tested, and GDP forecasts were revised lower.

Subsequently, as markets took a step back from the financial crisis, economic data began to show some signs of improvement. Aided by government programs and rebates, consumer spending and housing prices declined less drastically. U.S. GDP posted a modest gain in the third quarter, yet remained short of typical expansionary growth rates. Mainly due to cost cutting, corporations began to beat earnings estimates. In addition, manufacturing started to expand, with payroll declines gradually lessening. Though economic and financial data have certainly improved, the ability of the private sector to stand on its own will be closely monitored into 2012. Headwinds remain for the consumer sector, including the diminished availability of credit and an overall lack of demand. Local, state, federal and sovereign budgets are still strained, which could negatively impact governments’ ability or willingness to maintain intervention. And though strong technical factors remain in place for fixed income as retirees and pension plans focus on income generation, total rates of return for the sector will be impacted by the strength and duration of the tenuous recovery.

During the reporting period, the U.S. Government Securities Portfolio returned 2.50%, outperforming the 2.41% return of its benchmark, the Barclays Capital 1-5 Year U.S. Government Bond Index. Our overweight to mortgage-backed securities and inflation-protected notes marginally aided performance. Longer duration and curve positioning contributed significantly to Portfolio return over the period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2011
TOTAL RETURN	CLASS A SHARES	BARCLAYS CAPITAL 1-5 YEAR U.S. GOVERNMENT BOND INDEX
ONE YEAR	2.50%	2.41%

FIVE YEAR	4.55	4.70

TEN YEAR	3.96	4.02

SINCE INCEPTION	4.86	5.05

Performance reflects voluntary and contractual fee waivers and reimbursements in effect. In their absence, performance would be reduced. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

GROWTH OF A $5,000,000 INVESTMENT

CLASS A SHARES (in millions)

This graph shows performance for Class A shares. The Barclays Capital 1-5 Year U.S. Government Bond Index is an unmanaged index of securities issued by the U.S. government with maturities of one to five years. It is not possible to invest directly in an index.

Information about Investment Considerations can be found on page 75.

PORTFOLIO MANAGERS

DANIEL J. PERSONETTE With Northern Trust since 1996

BRIAN W. HART With Northern Trust since 2009

PORTFOLIO FACTS (as of 11/30/11)

TICKER SYMBOL
CLASS A SHARES	BUSAX

INCEPTION DATE
CLASS A SHARES	4/5/93

TOTAL NET ASSETS	$41,073,692

NET ASSET VALUE
CLASS A SHARES	$20.49

GROSS EXPENSE RATIO
CLASS A SHARES	0.67%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Unlike the Index, the Portfolio’s total returns are reduced by operating expenses, such as transaction costs and management fees.

The principal value and investment return of the Portfolio are not guaranteed nor insured by the U.S. Government.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	7	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

STATEMENTS OF ASSETS AND LIABILITIES

Amounts in thousands, except per share data	BOND PORTFOLIO	CORE BOND PORTFOLIO
ASSETS:
Investments, at cost	$295,429	$113,373
Investments, at value (1)(2)	$298,820	$114,943
Interest income receivable	1,575	532
Receivable for securities sold	32,068	14,738
Receivable for variation margin on futures contracts	–	–
Receivable for fund shares sold	44	2
Receivable from affiliated administrator	10	16
Prepaid and other assets	2	2
Total Assets	332,519	130,233
LIABILITIES:
Payable upon return of securities loaned	45,394	15,673
Payable for securities purchased	1,727	1,055
Payable for when-issued securities	47,036	20,087
Payable for fund shares redeemed	–	–
Payable to affiliates:
Investment advisory fees	49	20
Administration fees	20	8
Custody and accounting fees	6	5
Transfer agent fees	2	1
Trustee fees	5	4
Accrued other liabilities	9	9
Total Liabilities	94,248	36,862
Net Assets	$238,271	$93,371
ANALYSIS OF NET ASSETS:
Capital stock	$237,106	$89,126
Accumulated undistributed net investment income (loss)	184	64
Accumulated undistributed net realized gain (loss)	(2,410)	2,611
Net unrealized appreciation	3,391	1,570
Net Assets	$238,271	$93,371
Net Assets:
Class A	$238,271	$93,371
Total Shares Outstanding (no par value, unlimited shares authorized):
Class A	11,038	8,690
Net Asset Value, Redemption and Offering Price Per Share:
Class A	$21.59	$10.74

(1)	Amounts include cost and value from affiliated portfolios of $83,862, $29,845, $35,503, $16,023, $43,043, and $19,233, respectively. See the Schedules of Investments for further detail on investments in affiliated portfolios.
(2)	Amounts include value of securities loaned of $44,422, $15,332, $37,878, $9,264, $23,909, and $9,951, respectively.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	8	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2011

U.S. TREASURY INDEX PORTFOLIO	INTERMEDIATE BOND PORTFOLIO	SHORT BOND PORTFOLIO	U.S. GOVERNMENT SECURITIES PORTFOLIO

$162,451	$52,761	$154,525	$53,744
$171,033	$52,876	$155,262	$53,863
639	230	627	33
3,415	3,164	2,838	6,747
–	–	4	–
431	–	1	–
5	14	6	4
2	2	2	2
175,525	56,286	158,740	60,649

35,040	9,473	24,390	10,170
3,638	208	1,173	1,790
–	5,191	8,605	7,587
–	19	–	–

17	8	26	8
11	3	10	3
3	4	3	4
1	–	1	–
4	4	4	4
8	9	9	9
38,722	14,919	34,221	19,575
$136,803	$41,367	$124,519	$41,074

$125,435	$40,211	$126,353	$40,014
58	19	52	(3)
2,728	1,022	(2,615)	944
8,582	115	729	119
$136,803	$41,367	$124,519	$41,074

$136,803	$41,367	$124,519	$41,074

5,851	1,930	6,584	2,005

$23.38	$21.43	$18.91	$20.49

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	9	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

STATEMENTS OF OPERATIONS

Amounts in thousands	BOND PORTFOLIO	CORE BOND PORTFOLIO
INVESTMENT INCOME:
Interest income	$8,347	$3,221
Dividend income	16 (1)	4 (1)
Net income from securities loaned (3)	75	27
Total Investment Income	8,438	3,252
EXPENSES:
Investment advisory fees	897	393
Administration fees	224	98
Custody and accounting fees	45	32
Transfer agent fees	23	10
Blue sky fees	24	39
SEC fees	2	2
Printing fees	9	9
Professional fees	9	9
Trustee fees	7	8
Other	13	13
Total Expenses	1,253	613
Less waivers of investment advisory fees	(336)	(148)
Less expenses reimbursed by administrator and adviser	(172)	(147)
Net Expenses	745	318
Net Investment Income	7,693	2,934
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	6,035	2,804
Futures contracts	(68)	(21)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,827)	(508)
Futures contracts	–	–
Net Gains (Losses)	4,140	2,275
Net Increase in Net Assets Resulting from Operations	$11,833	$5,209

(1)	Amounts include dividend income from the Diversified Assets Portfolio of the Northern Institutional Funds of $8, $4, $2, and $4, respectively.
(2)	Amounts include dividend income from the Government Portfolio of the Northern Institutional Funds of $2 for the U.S. Treasury Index Portfolio and which rounds to less than $1 for the U.S. Government Securities Portfolio.
(3)	See Note 2 to the Financial Statements for additional information.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	10	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2011

U.S. TREASURY INDEX PORTFOLIO	INTERMEDIATE BOND PORTFOLIO	SHORT BOND PORTFOLIO	U.S. GOVERNMENT SECURITIES PORTFOLIO

$3,105	$1,404	$3,413	$614
2 (2)	2 (1)	6 (1)	4 (2)
30	27	53	24
3,137	1,433	3,472	642

387	191	632	225
129	48	158	56
25	29	30	26
13	5	16	6
24	30	24	23
2	2	2	2
9	9	10	10
9	9	9	9
8	7	7	7
13	12	12	12
619	342	900	376
(194)	(72)	(237)	(84)
(89)	(119)	(127)	(115)
336	151	536	177
2,801	1,282	2,936	465

2,765	1,091	2,244	1,099
–	(16)	(494)	(20)

2,043	(679)	(2,299)	(186)
–	–	14	–
4,808	396	(535)	893
$7,609	$1,678	$2,401	$1,358

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	11	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS

	BOND PORTFOLIO		CORE BOND PORTFOLIO
Amounts in thousands	2011	2010	2011	2010
OPERATIONS:
Net investment income	$7,693	$8,537	$2,934	$3,070
Net realized gains	5,967	9,768	2,783	4,139
Net change in unrealized appreciation (depreciation)	(1,827)	(3,965)	(508)	(1,581)
Net Increase in Net Assets Resulting from Operations	11,833	14,340	5,209	5,628
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from Class A share transactions	10,327	(66,235)	(8,108)	2,939
Net increase (decrease) in net assets resulting from Class C share transactions	(149)*	(41)	(2)*	–
Net increase (decrease) in net assets resulting from Class D share transactions	(125)*	19	(1)*	–
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	10,053	(66,257)	(8,111)	2,939
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income	(7,882)	(8,765)	(3,011)	(3,144)
From net realized gains	–	–	(1,170)	–
Total Distributions to Class A Shareholders	(7,882)	(8,765)	(4,181)	(3,144)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income	(4)	(5)	–	–
Total Distributions to Class C Shareholders	(4)	(5)	–	–
DISTRIBUTIONS TO CLASS D SHAREHOLDERS:
From net investment income	(4)	(4)	–	–
From net realized gains	–	–	–	–
Total Distributions to Class D Shareholders	(4)	(4)	–	–
Total Increase (Decrease) in Net Assets	13,996	(60,691)	(7,083)	5,423
NET ASSETS:
Beginning of year	224,275	284,966	100,454	95,031
End of year	$238,271	$224,275	$93,371	$100,454
Accumulated Undistributed Net Investment Income (Loss)	$184	$172	$64	$65

*	All outstanding Class C Shares and Class D Shares were automatically converted to Class A Shares of the same Portfolio as of the close of business on November 28, 2011. See Note 1 to the Financial Statements.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	12	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

U.S. TREASURY INDEX PORTFOLIO		INTERMEDIATE BOND PORTFOLIO		SHORT BOND PORTFOLIO		U.S. GOVERNMENT SECURITIES PORTFOLIO
2011	2010	2011	2010	2011	2010	2011	2010

$2,801	$3,478	$1,282	$1,279	$2,936	$4,202	$465	$909
2,765	2,553	1,075	1,585	1,750	992	1,079	1,885
2,043	117	(679)	(29)	(2,285)	145	(186)	(602)
7,609	6,148	1,678	2,835	2,401	5,339	1,358	2,192

(7,207)	6,656	(10,764)	6,778	(49,745)	(18,954)	(24,782)	(9,501)
(2)*	–	– *	–	– *	–	– *	–
(49)*	2	(5)*	–	(65)*	11	(71)*	(26)
(7,258)	6,658	(10,769)	6,778	(49,810)	(18,943)	(24,853)	(9,527)

(2,820)	(3,506)	(1,318)	(1,287)	(3,450)	(4,408)	(570)	(1,007)
(2,512)	(2,889)	(1,343)	–	–	–	(1,843)	(1,886)
(5,332)	(6,395)	(2,661)	(1,287)	(3,450)	(4,408)	(2,413)	(2,893)

–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–

–	(1)	–	–	(1)	(1)	–	(1)
–	(1)	–	–	–	–	(2)	(2)
–	(2)	–	–	(1)	(1)	(2)	(3)
(4,981)	6,409	(11,752)	8,326	(50,860)	(18,013)	(25,910)	(10,231)

141,784	135,375	53,119	44,793	175,379	193,392	66,984	77,215
$136,803	$141,784	$41,367	$53,119	$124,519	$175,379	$41,074	$66,984
$58	$77	$19	$29	$52	$93	$(3)	$16

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	13	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS

BOND PORTFOLIO	CLASS A
Selected per share data	2011		2010(1)	2009(1)	2008(1)	2007(1)
Net Asset Value, Beginning of Year	$21.19		$20.68	$19.14	$19.66	$19.82
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.74		0.76	0.81	0.81	1.02
Net realized and unrealized gains (losses)	0.41		0.54	1.58	(0.51)	(0.15)
Total from Investment Operations	1.15		1.30	2.39	0.30	0.87
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.75)		(0.79)	(0.85)	(0.82)	(1.03)
Total Distributions Paid	(0.75)		(0.79)	(0.85)	(0.82)	(1.03)
Net Asset Value, End of Year	$21.59		$21.19	$20.68	$19.14	$19.66
Total Return(3)	5.54%		6.40%	12.79%	1.77%	4.47%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$238,271		$224,006	$284,682	$269,001	$280,428
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.33	%(4)	0.36%	0.36%	0.36%	0.36%
Expenses, before waivers, reimbursements and credits	0.56%		0.57%	0.56%	0.55%	0.55%
Net investment income, net of waivers, reimbursements and credits	3.43	%(4)	3.66%	4.06%	4.15%	5.22%
Net investment income, before waivers, reimbursements and credits	3.20%		3.45%	3.86%	3.96%	5.03%
Portfolio Turnover Rate	754.20%		709.09%	630.26%	570.64%	604.49%

(1)	Net investment income for the year ended was calculated using the average shares outstanding method.
(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(3)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(4)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market portfolios of approximately $63,000, which represents 0.03 percent of average net assets, for the fiscal year ended November 30, 2011. Absent the additional reimbursements, net investment income would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	14	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

CORE BOND PORTFOLIO	CLASS A
Selected per share data	2011		2010	2009	2008(1)	2007
Net Asset Value, Beginning of Year	$10.64		$10.36	$9.48	$9.79	$9.93
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.32		0.37	0.46	0.41	0.49
Net realized and unrealized gains (losses)	0.22		0.28	0.88	(0.31)	(0.13)
Total from Investment Operations	0.54		0.65	1.34	0.10	0.36
LESS DISTRIBUTIONS PAID:
From net investment income	(0.32)		(0.37)	(0.46)	(0.41)	(0.50)
From net realized gains	(0.12)		–	–	–	–
Total Distributions Paid	(0.44)		(0.37)	(0.46)	(0.41)	(0.50)
Net Asset Value, End of Year	$10.74		$10.64	$10.36	$9.48	$9.79
Total Return(2)	5.31%		6.46%	14.47%	1.02%	3.76%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$93,371		$100,451	$95,028	$174,556	$207,592
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.32	%(3)	0.36%	0.36%	0.36%	0.36	%(4)
Expenses, before waivers, reimbursements and credits	0.62%		0.64%	0.61%	0.57%	0.57%
Net investment income, net of waivers, reimbursements and credits	2.99	%(3)	3.43%	4.47%	4.19%	5.07%
Net investment income, before waivers, reimbursements and credits	2.69%		3.15%	4.22%	3.98%	4.86%
Portfolio Turnover Rate	851.07%		765.28%	575.14%	681.34%	716.62%

(1)	Net investment income for the year ended was calculated using the average shares outstanding method.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market portfolios of approximately $36,000, which represents 0.04 percent of average net assets, for the fiscal year ended November 30, 2011. Absent the additional reimbursements, net investment income would have been decreased and net expenses increased by a corresponding amount.
(4)	The net expense ratio includes custodian credits of approximately $15,000 or 0.01 percent of average net assets for the fiscal year ended November 30, 2007. Absent the custodian credit arrangement, expense reimbursements would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	15	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

U.S. TREASURY INDEX PORTFOLIO	CLASS A
Selected per share data	2011		2010(1)	2009(1)	2008(1)	2007
Net Asset Value, Beginning of Year	$22.84		$22.92	$23.15	$21.79	$21.07
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.49		0.59	0.72	0.79	0.88
Net realized and unrealized gains (losses)	0.95		0.44	(0.18)	1.35	0.72
Total from Investment Operations	1.44		1.03	0.54	2.14	1.60
LESS DISTRIBUTIONS PAID:
From net investment income	(0.49)		(0.59)	(0.76)	(0.78)	(0.88)
From net realized gains	(0.41)		(0.52)	(0.01)	–	–
Total Distributions Paid	(0.90)		(1.11)	(0.77)	(0.78)	(0.88)
Net Asset Value, End of Year	$23.38		$22.84	$22.92	$23.15	$21.79
Total Return(2)	6.60%		4.74%	2.39%	10.10%	7.83%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of Year	$136,803		$141,733	$135,324	$216,204	$129,448
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.26	%(3)	0.26%	0.26%	0.26%	0.26%
Expenses, before waivers, reimbursements and credits	0.48%		0.48%	0.47%	0.47%	0.55%
Net investment income, net of waivers, reimbursements and credits	2.17	%(3)	2.60%	3.13%	3.57%	4.37%
Net investment income, before waivers, reimbursements and credits	1.95%		2.38%	2.92%	3.36%	4.08%
Portfolio Turnover Rate	64.52%		47.05%	44.72%	33.07%	36.29%

(1)	Net investment income for the year ended was calculated using the average shares outstanding method.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market portfolios of less than $1,000, which represents less than 0.005 percent of average net assets for the fiscal year ended November 30, 2011. Absent the additional reimbursements, net investment income would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	16	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

INTERMEDIATE BOND PORTFOLIO	CLASS A
Selected per share data	2011		2010	2009	2008(1)	2007
Net Asset Value, Beginning of Year	$21.86		$21.18	$19.55	$19.89	$20.07
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.58		0.57	0.71	0.74	1.01
Net realized and unrealized gains (losses)	0.14		0.68	1.65	(0.34)	(0.17)
Total from Investment Operations	0.72		1.25	2.36	0.40	0.84
LESS DISTRIBUTIONS PAID:
From net investment income	(0.60)		(0.57)	(0.73)	(0.74)	(1.02)
From net realized gains	(0.55)		–	–	–	–
Total Distributions Paid	(1.15)		(0.57)	(0.73)	(0.74)	(1.02)
Net Asset Value, End of Year	$21.43		$21.86	$21.18	$19.55	$19.89
Total Return(2)	3.50%		6.00%	12.28%	2.17%	4.30%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$41,367		$53,114	$44,789	$25,801	$32,103
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.32	%(3)	0.36%	0.36%	0.36%	0.36%
Expenses, before waivers, reimbursements and credits	0.72%		0.72%	0.89%	0.81%	0.78%
Net investment income, net of waivers, reimbursements and credits	2.68	%(3)	2.64%	3.45%	3.77%	5.12%
Net investment income, before waivers, reimbursements and credits	2.28%		2.28%	2.92%	3.32%	4.70%
Portfolio Turnover Rate	779.22%		801.81%	727.05%	558.33%	371.48%

(1)	Net investment income for the year ended was calculated using the average shares outstanding method.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market portfolios of approximately $21,000, which represents 0.04 percent of average net assets for the fiscal year ended November 30, 2011. Absent the additional reimbursements, net investment income would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	17	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

SHORT BOND PORTFOLIO	CLASS A
Selected per share data	2011		2010	2009	2008(1)	2007
Net Asset Value, Beginning of Year	$19.05		$18.93	$18.11	$18.35	$18.33
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.36		0.49	0.46	0.57	0.87
Net realized and unrealized gains (losses)	(0.08)		0.14	0.84	(0.23)	0.03
Total from Investment Operations	0.28		0.63	1.30	0.34	0.90
LESS DISTRIBUTIONS PAID:
From net investment income	(0.42)		(0.51)	(0.48)	(0.58)	(0.88)
Total Distributions Paid	(0.42)		(0.51)	(0.48)	(0.58)	(0.88)
Net Asset Value, End of Year	$18.91		$19.05	$18.93	$18.11	$18.35
Total Return(2)	1.47%		3.36%	7.24%	1.86%	5.03%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$124,519		$175,313	$193,337	$115,874	$130,477
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.34	%(3)	0.36%	0.36%	0.36%	0.36%
Expenses, before waivers, reimbursements and credits	0.57%		0.58%	0.59%	0.58%	0.56%
Net investment income, net of waivers, reimbursements and credits	1.86	%(3)	2.52%	2.48%	3.13%	4.76%
Net investment income, before waivers, reimbursements and credits	1.63%		2.30%	2.25%	2.91%	4.56%
Portfolio Turnover Rate	411.73%		432.78%	903.45%	508.41%	168.98%

(1)	Net investment income for the year ended was calculated using the average shares outstanding method.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market portfolios of approximately $32,000, which represents 0.02 percent of average net assets for the fiscal year ended November 30, 2011. Absent the additional reimbursements, net investment income would have been decreased and net expenses increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	18	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

U.S. GOVERNMENT SECURITIES PORTFOLIO	CLASS A
Selected per share data	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Year	$20.77		$20.96	$20.34	$19.57	$19.48
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.16		0.25	0.35	0.60	0.89
Net realized and unrealized gains	0.33		0.37	0.63	0.77	0.10
Total from Investment Operations	0.49		0.62	0.98	1.37	0.99
LESS DISTRIBUTIONS PAID:
From net investment income	(0.20)		(0.28)	(0.36)	(0.60)	(0.90)
From net realized gains	(0.57)		(0.53)	–	–	–
Total Distributions Paid	(0.77)		(0.81)	(0.36)	(0.60)	(0.90)
Net Asset Value, End of Year	$20.49		$20.77	$20.96	$20.34	$19.57
Total Return(1)	2.50%		3.02%	4.88%	7.15%	5.25%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$41,074		$66,912	$77,116	$72,092	$67,176
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.31	%(2)	0.36%	0.36%	0.36%	0.36	%(3)
Expenses, before waivers, reimbursements and credits	0.67%		0.65%	0.66%	0.65%	0.63%
Net investment income, net of waivers, reimbursements and credits	0.83	%(2)	1.23%	1.68%	2.99%	4.61%
Net investment income, before waivers, reimbursements and credits	0.47%		0.94%	1.38%	2.70%	4.34%
Portfolio Turnover Rate	1,179.64%		1,227.07%	1,572.96%	1,243.35%	1,322.04%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market portfolios of approximately $29,000, which represents 0.05 percent of average net assets for the fiscal year ended November 30, 2011. Absent the additional reimbursements, net investment income would have been decreased and net expenses increased by a corresponding amount.
(3)	The net expense ratio includes custodian credits of approximately $12,000, which represents 0.02 percent of average net assets for the fiscal year ended November 30, 2007. Absent the custodian credit arrangement, expense reimbursements would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	19	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

BOND PORTFOLIO

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES – 3.1%

Commercial Mortgage-Backed Securities – 3.1%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-5, Class A2, 5.32%, 9/10/47	$1,871	$1,887
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-5, Class A4, 5.41%, 9/10/47	1,750	1,859
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A4, 5.41%, 12/11/40	1,355	1,483
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A2, 4.63%, 3/15/46	1,341	1,356
LB-UBS Commercial Mortgage Trust, Series 2003-C3, Class A4, 4.17%, 5/15/32	325	337
LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class A2, 5.08%, 2/15/31	318	321
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A2, 5.26%, 9/15/39	93	93
		7,336
Total Asset-Backed Securities
(Cost $7,212)		7,336

CORPORATE BONDS – 29.8%

Aerospace/Defense – 0.3%
BE Aerospace, Inc., 8.50%, 7/1/18 †	580	626

Agriculture – 1.6%
Altria Group, Inc., 10.20%, 2/6/39	535	769
Bunge Ltd. Finance Corp., 4.10%, 3/15/16	350	355
8.50%, 6/15/19	395	474
Lorillard Tobacco Co., 8.13%, 6/23/19	1,035	1,200
Philip Morris International, Inc., 4.38%, 11/15/41	1,015	971
		3,769

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 29.8% – continued

Auto Manufacturers – 0.4%
Nissan Motor Acceptance Corp., 4.50%, 1/30/15 (1)(2)†	$930	$964

Auto Parts & Equipment – 0.2%
BorgWarner, Inc., 4.63%, 9/15/20	560	587

Banks – 2.8%
Bank of America Corp., 3.75%, 7/12/16 †	525	457
6.00%, 9/1/17	775	712
Capital One Capital V, 10.25%, 8/15/39	735	763
Citigroup, Inc., 4.50%, 1/14/22	455	421
Goldman Sachs Group (The), Inc., 3.63%, 2/7/16	450	424
5.63%, 1/15/17 †	470	456
6.25%, 2/1/41	675	609
JPMorgan Chase & Co., 4.35%, 8/15/21 †	510	498
Morgan Stanley, 4.00%, 7/24/15	600	549
3.45%, 11/2/15 †	555	497
5.75%, 1/25/21	750	670
U.S. Bancorp, 2.20%, 11/15/16 †	500	501
		6,557

Biotechnology – 0.7%
Genzyme Corp., 3.63%, 6/15/15 †	570	607
Gilead Sciences, Inc., 4.50%, 4/1/21	550	560
Life Technologies Corp., 5.00%, 1/15/21 †	525	544
		1,711

Chemicals – 1.2%
CF Industries, Inc., 6.88%, 5/1/18	1,200	1,379
FMC Corp., 3.95%, 2/1/22	355	353
Lyondell Chemical Co., 8.00%, 11/1/17	235	255

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	20	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 29.8% – continued

Chemicals – 1.2% – continued
Mosaic (The) Co., 7.63%, 12/1/16 (2)	$945	$981
		2,968

Coal – 0.7%
Arch Coal, Inc., 8.75%, 8/1/16 †	635	694
7.00%, 6/15/19 (2)†	345	336
Peabody Energy Corp., 6.25%, 11/15/21 (1)(2)	700	705
		1,735

Commercial Services – 0.7%
ERAC USA Finance LLC, 7.00%, 10/15/37 (1)(2)	725	830
Hertz (The) Corp., 7.50%, 10/15/18 †	755	757
		1,587

Diversified Financial Services – 3.8%
American Express Credit Corp., 2.80%, 9/19/16 †	825	816
Countrywide Financial Corp., 6.25%, 5/15/16 †	740	688
FMR LLC, 6.45%, 11/15/39 (1)(2)	1,070	1,126
Ford Motor Credit Co. LLC, 3.88%, 1/15/15	825	809
7.00%, 4/15/15 †	215	232
5.75%, 2/1/21 †	460	469
General Electric Capital Corp., 2.95%, 5/9/16 †	350	351
4.63%, 1/7/21 †	520	516
5.30%, 2/11/21 †	510	522
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 7.75%, 1/15/16	1,385	1,428
International Lease Finance Corp., 6.25%, 5/15/19 †	765	680
John Deere Capital Corp., 2.00%, 1/13/17	275	276
JPMorgan Chase Capital XXVII, 7.00%, 11/1/39	1,095	1,092
Power Receivable Finance LLC, 6.29%, 1/1/12 (1)(2)	65	65
		9,070

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 29.8% – continued

Electric – 1.8%
CMS Energy Corp., 2.75%, 5/15/14 †	$770	$753
5.05%, 2/15/18	715	720
Duke Energy Corp., 2.15%, 11/15/16	450	448
Exelon Generation Co. LLC, 6.20%, 10/1/17 †	880	1,007
Ipalco Enterprises, Inc., 5.00%, 5/1/18 (2)	775	736
NV Energy, Inc., 6.25%, 11/15/20	575	589
		4,253

Electronics – 0.5%
Agilent Technologies, Inc., 6.50%, 11/1/17	980	1,130

Food – 0.4%
Kellogg Co., 1.88%, 11/17/16 †	240	240
SUPERVALU, Inc., 8.00%, 5/1/16 †	815	817
		1,057

Forest Products & Paper – 0.2%
International Paper Co., 4.75%, 2/15/22 †	465	472

Healthcare – Services – 0.4%
Cigna Corp., 4.00%, 2/15/22 †	520	502
WellPoint, Inc., 2.38%, 2/15/17	350	347
		849

Household Products/Wares – 0.3%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 7.75%, 10/15/16 (2)	680	702

Insurance – 1.5%
Liberty Mutual Group, Inc., 5.75%, 3/15/14 (1)(2)†	565	582
Metropolitan Life Global Funding I, 2.50%, 9/29/15 (1)(2)	670	667
Pricoa Global Funding I, 5.45%, 6/11/14 (1)(2)	755	818

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	21	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

BOND PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 29.8% – continued

Insurance – 1.5% – continued
Protective Life Corp., 8.45%, 10/15/39 †	$1,395	$1,577
		3,644

Iron/Steel – 0.9%
Cliffs Natural Resources, Inc., 4.88%, 4/1/21 †	450	438
Commercial Metals Co., 7.35%, 8/15/18	1,000	934
Steel Dynamics, Inc., 7.75%, 4/15/16	730	751
		2,123

Lodging – 0.4%
Hyatt Hotels Corp., 6.88%, 8/15/19 (1)(2)	905	1,002

Machinery – Diversified – 0.4%
Case New Holland, Inc., 7.75%, 9/1/13 †	1,000	1,050

Media – 1.2%
Comcast Corp., 6.40%, 5/15/38	720	816
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 7.63%, 5/15/16	425	453
5.20%, 3/15/20	450	476
NBCUniversal Media LLC, 2.10%, 4/1/14	350	356
Time Warner Cable, Inc., 5.50%, 9/1/41	365	363
Time Warner, Inc., 6.10%, 7/15/40	450	489
		2,953

Oil & Gas – 3.3%
Anadarko Petroleum Corp., 5.95%, 9/15/16	525	587
6.38%, 9/15/17	1,000	1,146
Chesapeake Energy Corp., 6.88%, 8/15/18 †	225	235
6.13%, 2/15/21 †	250	251
EQT Corp., 4.88%, 11/15/21	400	396
Newfield Exploration Co., 7.13%, 5/15/18	475	499

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 29.8% – continued

Oil & Gas – 3.3% – continued
6.88%, 2/1/20	$355	$373
5.75%, 1/30/22 †	250	263
Pioneer Natural Resources Co., 6.88%, 5/1/18	845	947
Plains Exploration & Production Co., 7.63%, 6/1/18	225	236
6.75%, 2/1/22 †	675	689
QEP Resources, Inc., 6.88%, 3/1/21	1,165	1,235
Range Resources Corp., 5.75%, 6/1/21 †	540	576
WPX Energy, Inc., 6.00%, 1/15/22 (2)	500	491
		7,924

Oil & Gas Services – 0.1%
Halliburton Co., 3.25%, 11/15/21 †	235	236

Pharmaceuticals – 0.2%
Express Scripts, Inc., 3.13%, 5/15/16	525	521

Pipelines – 1.1%
Enterprise Products Operating LLC, 6.45%, 9/1/40	650	745
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 (1)(2)†	675	688
Plains All American Pipeline L.P./PAA Finance Corp., 5.63%, 12/15/13	555	594
Regency Energy Partners L.P./Regency Energy Finance Corp., 6.50%, 7/15/21	525	541
		2,568

Real Estate Investment Trusts – 0.9%
Boston Properties L.P., 3.70%, 11/15/18 †	410	410
HCP, Inc., 5.63%, 5/1/17	675	710
Simon Property Group L.P., 2.80%, 1/30/17	400	401
Ventas Realty L.P./Ventas Capital Corp., 4.75%, 6/1/21	550	529
		2,050

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	22	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 29.8% – continued

Retail – 0.4%
AmeriGas Partners L.P./AmeriGas Finance Corp., 6.25%, 8/20/19	$710	$689
CVS Caremark Corp., 5.75%, 5/15/41 †	235	258
		947

Savings & Loans – 0.3%
Santander Holdings USA, Inc., 4.63%, 4/19/16 †	750	711

Semiconductors – 0.3%
Applied Materials, Inc., 5.85%, 6/15/41	605	675

Telecommunications – 2.7%
American Tower Corp., 4.50%, 1/15/18 †	555	559
AT&T, Inc., 5.55%, 8/15/41	350	379
CC Holdings GS V LLC/Crown Castle GS III Corp., 7.75%, 5/1/17 (1)(2)	985	1,061
Frontier Communications Corp., 8.25%, 4/15/17 †	800	779

Qwest Communications International, Inc., 8.00%, 10/1/15	275	294
7.13%, 4/1/18	1,025	1,048
Qwest Corp., 7.63%, 6/15/15	1,225	1,335
Verizon Communications, Inc., 4.75%, 11/1/41 †	315	315
Windstream Corp., 8.13%, 8/1/13	655	693
		6,463

Transportation – 0.1%
CSX Corp., 4.75%, 5/30/42	215	212
Total Corporate Bonds
(Cost $70,296)		71,116

FOREIGN ISSUER BONDS – 6.3%

Banks – 0.4%
Abbey National Treasury Services PLC, 4.00%, 4/27/16 †	475	424

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN ISSUER BONDS – 6.3% – continued

Banks – 0.4% – continued
Lloyds TSB Bank PLC, 6.50%, 9/14/20 (1)(2)	$700	$591
		1,015

Beverages – 0.5%
Pernod-Ricard S.A., 4.45%, 1/15/22 (2)	375	376
SABMiller PLC, 6.50%, 7/1/16 (1)(2)	600	699
		1,075

Chemicals – 0.4%
Agrium, Inc., 6.13%, 1/15/41	330	399
LyondellBasell Industries N.V., 6.00%, 11/15/21 (1)(2)†	400	408
		807

Diversified Financial Services – 0.5%
Macquarie Bank Ltd., 6.63%, 4/7/21 (2)†	700	654
Macquarie Group Ltd., 7.30%, 8/1/14 (1)(2)	580	610
		1,264

Electric – 0.3%
PPL WEM Holdings PLC, 3.90%, 5/1/16 (2)†	685	697

Insurance – 1.1%
Allied World Assurance Co. Ltd., 7.50%, 8/1/16	845	950
5.50%, 11/15/20 †	340	345
XL Group PLC, 6.50%, 4/15/17 †	1,735	1,345
		2,640

Leisure Time – 0.5%
Royal Caribbean Cruises Ltd., 6.88%, 12/1/13 †	1,200	1,260

Oil & Gas – 1.5%
Nexen, Inc., 6.40%, 5/15/37	545	557
Petrobras International Finance Co., 5.38%, 1/27/21	850	864
Petroleos Mexicanos, 5.50%, 1/21/21	645	685

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	23	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

BOND PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN ISSUER BONDS – 6.3% – continued

Oil & Gas – 1.5% – continued

Statoil ASA, 3.15%, 1/23/22 †	$355	$355

Transocean, Inc., 4.95%, 11/15/15	460	467
5.05%, 12/15/16	525	525
		3,453

Oil & Gas Services – 0.3%

Weatherford International Ltd., 5.13%, 9/15/20 †	595	612

Pharmaceuticals – 0.2%

Teva Pharmaceutical Finance II B.V./Teva Pharmaceutical Finance III LLC, 3.00%, 6/15/15	535	554

Telecommunications – 0.3%

Telefonica Moviles Chile S.A., 2.88%, 11/9/15 (1) (2)	810	793

Transportation – 0.3%

Kansas City Southern de Mexico S.A.de CV, 6.63%, 12/15/20	730	766
Total Foreign Issuer Bonds
(Cost $15,250)		14,936

U.S. GOVERNMENT AGENCIES – 30.2% (3)

Fannie Mae – 23.6%

Pool #545437, 7.00%, 2/1/32	6	6

Pool #585617, 7.00%, 5/1/31 (4)	–	–

Pool #735893, 5.00%, 10/1/35	1,399	1,505

Pool #831810, 6.00%, 9/1/36	1,961	2,172

Pool #888538, 5.50%, 1/1/37	683	745

Pool #890009, 5.50%, 9/1/36	1,985	2,167

Pool #893082, 2.67%, 9/1/36	683	727

Pool #929203, 6.50%, 3/1/38	558	620

Pool #946869, 6.00%, 9/1/37	342	375

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 30.2% (3) – continued

Fannie Mae – 23.6% – continued

Pool #955782, 6.50%, 10/1/37	$815	$908

Pool #990702, 6.50%, 9/1/38	1,635	1,817

Pool #991529, 6.00%, 11/1/38	1,672	1,844

Pool #AB1470, 4.50%, 9/1/40	1,420	1,503

Pool #AB2693, 4.50%, 4/1/41	2,680	2,852

Pool #AB3114, 5.00%, 6/1/41	1,561	1,690

Pool #AC6767, 4.50%, 1/1/40	261	279

Pool #AC9581, 5.50%, 1/1/40	3,666	4,044

Pool #AD0915, 5.50%, 12/1/38	411	451

Pool #AD6929, 5.00%, 6/1/40	1,503	1,625

Pool #AE6415, 4.00%, 10/1/40	1,598	1,679

Pool #AH1166, 4.50%, 12/1/40	3,594	3,804

Pool #AI5826, 4.00%, 9/1/41 (5)	1,848	1,929

Pool #AI9518, 4.00%, 9/1/41 (5)	2,421	2,527

Pool #AJ2166, 4.00%, 10/1/41 (5)	2,992	3,124

Pool #AJ4048, 4.00%, 10/1/41	1,577	1,655

Pool TBA, 4.50%, 12/15/33 (5)	3,680	3,891
4.00%, 12/15/38 (5)	2,760	2,876
3.50%, 12/15/40 (5)	2,225	2,269
5.00%, 12/31/49 (5)	3,431	3,688
6.00%, 12/31/49 (5)	3,250	3,562
		56,334

Freddie Mac – 1.0%

Pool TBA, 5.00%, 12/31/49 (5)	2,200	2,352

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	24	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 30.2% (3) – continued

Freddie Mac Gold – 3.4%
Pool #A62213, 6.00%, 6/1/37	$1,379	$1,536
Pool #A65182, 6.50%, 9/1/37	544	608
Pool #C00910, 7.50%, 1/1/30	328	383
Pool #C02790, 6.50%, 4/1/37	876	981
Pool #C02838, 5.50%, 5/1/37	1,377	1,501
Pool #C03517, 4.50%, 9/1/40	1,582	1,668
Pool #G01954, 5.00%, 11/1/35	1,292	1,383
		8,060

Freddie Mac Non Gold Pool – 1.6%
Pool #1B3575, 6.05%, 9/1/37	543	589
Pool #1G2296, 6.19%, 11/1/37	1,223	1,332
Pool #1J0365, 5.73%, 4/1/37	420	448
Pool #1J2840, 5.87%, 9/1/37	622	662
Pool #848076, 5.48%, 6/1/38	740	797
		3,828

Government National Mortgage Association – 0.2%

Series 2008, Class 8A, 3.61%, 11/16/27	534	540

Government National Mortgage Association I – 0.0%
Pool #486873, 6.50%, 1/15/29 (4)	—	—

Government National Mortgage Association II – 0.4%
Pool #82581, 4.00%, 7/20/40	874	931
Total U.S. Government Agencies
(Cost $69,900)		72,045

U.S. GOVERNMENT OBLIGATIONS – 19.0%

U.S. Treasury Bonds – 4.7%
3.75%, 8/15/41	9,855	11,213

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS – 19.0% – continued

U.S. Treasury Notes – 14.3%

0.38%, 11/15/14 †	$14,815	$14,809
0.88%, 11/30/16	9,636	9,599
1.38%, 11/30/18	5,950	5,891
2.00%, 11/15/21 †	3,695	3,672
		33,971
Total U.S. Government Obligations
(Cost $44,996)		45,184

MUNICIPAL BONDS – 1.6%

California – 0.5%
California State G.O. Unlimited Refunding Bonds, 5.00%, 9/1/21	1,000	1,151

New Jersey – 0.5%
New Jersey State Economic Development Authority, Revenue Refunding Bonds, Series DD-1, School Facilities Construction, 5.00%, 12/15/17	1,000	1,151

Ohio – 0.6%
American Municipal Power, Inc. TRB, Series B, Build America Bonds, Combined Hydroelectric Projects, 7.83%, 2/15/41	1,060	1,439
Total Municipal Bonds
(Cost $3,313)		3,741

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES – 35.2%
Northern Institutional Funds – Diversified Assets Portfolio (6)(7)	38,467,603	$38,468
Northern Institutional Funds – Liquid Assets Portfolio (7)(8)(9)	45,394,156	45,394
Total Investment Companies
(Cost $83,862)		83,862

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	25	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

BOND PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT – TERM INVESTMENTS – 0.2%

U.S. Treasury Bill,

0.11%, 12/15/11	$600	$600
Total Short-Term Investments
(Cost $600)		600

Total Investments – 125.4%
(Cost $295,429)		298,820

Liabilities less Other Assets – (25.4)%		(60,549)
NET ASSETS – 100.0%		$238,271

(1)	Restricted security that has been deemed illiquid. At November 30, 2011, the value of these restricted illiquid securities amounted to approximately $11,609,000 or 4.9% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)
CC Holdings GS V LLC/ Crown Castle GS III Corp., 7.75%, 5/1/17	1/4/10	$1,053
ERAC USA Finance LLC, 7.00%, 10/15/37	10/10/07	719
FMR LLC, 6.45%, 11/15/39	1/6/10	1,016
Hyatt Hotels Corp., 6.88%, 8/15/19	8/10/09	904
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18	4/14/11	695
Liberty Mutual Group, Inc., 5.75%, 3/15/14	6/16/09-1/5/10	515
Lloyds TSB Bank PLC, 6.50%, 9/14/20	9/7/10	696
LyondellBasell Industries N.V., 6.00%, 11/15/21	11/4/11-11/18/11	407
Macquarie Group Ltd., 7.30%, 8/1/14	12/14/10-12/15/10	633
Metropolitan Life Global Funding I, 2.50%, 9/29/15	9/22/10	670
Nissan Motor Acceptance Corp., 4.50%, 1/30/15	1/20/10	926
Peabody Energy Corp., 6.25%, 11/15/21	11/8/11	700
Power Receivable Finance LLC, 6.29%, 1/1/12	9/30/03	65
Pricoa Global Funding l, 5.45%, 6/11/14	6/4/09	753

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)
SABMiller PLC, 6.50%, 7/1/16	10/28/10	$718
Telefonica Moviles Chile S.A., 2.88%, 11/9/15	11/3/10	810

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Institutional Funds.
(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(4)	Principal amount is less than $500.
(5)	When-Issued Security.
(6)	At November 30, 2010, the value of the Portfolio’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $29,853,000 with net purchases of approximately $8,615,000 during the fiscal year ended November 30, 2011.
(7)	Investment in affiliated Portfolio.
(8)	Investment relates to cash collateral received from portfolio securities loaned.
(9)	At November 30, 2010, the value of the Portfolio’s investment in the Liquid Assets Portfolio of the Northern Institutional Funds was approximately $25,253,000 with net purchases of approximately $20,141,000 during the fiscal year ended November 30, 2011.
†	Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	26	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

At November 30, 2011, the quality distribution (unaudited) for the Bond Portfolio was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	49.4%
AA	0.9
A	8.1
BAA	15.2
BA	9.6
B	1.6
Cash Equivalents	15.2

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s, and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Portfolio will assign a rating of not rated. The ratings represent the rating agencies’ opinions of the quality of the securities they rate. The ratings, expressed in Moody’s nomenclature, range from Aaa (judged to be of the highest quality, with minimal credit risk) to C (the lowest rated class of bonds, typically in default, with little prospect for recovery of principal or interest). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Bond Portfolio’s investments, which are carried at fair value, as of November 30, 2011:

INVESTMENTS	Level 1 (000S)	Level 2 (000S)	Level 3 (000S)	Total (000S)
Asset-Backed Securities	$–	$7,336	$–	$7,336
Corporate Bonds
Aerospace/Defense	–	626	–	626
Agriculture	–	3,769	–	3,769
Auto Manufacturers	–	964	–	964
Auto Parts & Equipment	–	587	–	587
Banks	–	6,557	–	6,557
Biotechnology	–	1,711	–	1,711
Chemicals	–	2,968	–	2,968
Coal	–	1,735	–	1,735
Commercial Services	–	1,587	–	1,587
Diversified Financial Services	–	9,070	–	9,070

INVESTMENTS	Level 1 (000S)	Level 2 (000S)		Level 3 (000S)	Total (000S)
Electric	$–	$4,253		$–	$4,253
Electronics	–	1,130		–	1,130
Food	–	1,057		–	1,057
Forest Products & Paper	–	472		–	472
Healthcare – Services	–	849		–	849
Household Products/Wares	–	702		–	702
Insurance	–	3,644		–	3,644
Iron/Steel	–	2,123		–	2,123
Lodging	–	1,002		–	1,002
Machinery – Diversified	–	1,050		–	1,050
Media	–	2,953		–	2,953
Oil & Gas	–	7,924		–	7,924
Oil & Gas Services	–	236		–	236
Pharmaceuticals	–	521		–	521
Pipelines	–	2,568		–	2,568
Real Estate Investment Trusts	–	2,050		–	2,050
Retail	–	947		–	947
Savings & Loans	–	711		–	711
Semiconductors	–	675		–	675
Telecommunications	–	6,463		–	6,463
Transportation	–	212		–	212
Foreign Issuer Bonds	–			–
Banks	–	1,015		–	1,015
Beverages	–	1,075		–	1,075
Chemicals	–	807		–	807
Diversified Financial Services	–	1,264		–	1,264
Electric	–	697		–	697
Insurance	–	2,640		–	2,640
Leisure Time	–	1,260		–	1,260
Oil & Gas	–	3,453		–	3,453
Oil & Gas Services	–	612		–	612
Pharmaceuticals	–	554		–	554
Telecommunications	–	793		–	793
Transportation	–	766		–	766
U.S. Government Agencies	–	72,045	(1)	–	72,045
U.S. Government Obligations	–	45,184	(1)	–	45,184
Municipal Bonds	–	3,741	(1)	–	3,741
Investment Companies	83,862	–		–	83,862
Short-Term Investments	–	600		–	600

Total Investments	$83,862	$214,958		$–	$298,820

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses significant transfers between levels based on valuations at the end of each reporting period. At November 30, 2011, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on November 30, 2010. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	27	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

BOND PORTFOLIO continued	NOVEMBER 30, 2011

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 11/30/10 (000S)	REALIZED GAIN (000S)	REALIZED LOSS (000S)	CHANGE IN UNREALIZED APPRECIATION (000S)	CHANGE IN UNREALIZED DEPRECIATION (000S)	PURCHASES (000S)	SALES (000S)	TRANSFERS INTO LEVEL 3 (000S)	TRANSFERS OUT OF LEVEL 3 (000S)	BALANCE AS OF 11/30/11 (000S)
Corporate Bonds
Diversified Financial Services	$709	$–	$(36)	$38	$–	$–	$(711)	$–	$–	$–
Total	$709	$–	$(36)	$38	$–	$–	$(711)	$–	$–	$–

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	28	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

CORE BOND PORTFOLIO	NOVEMBER 30, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES – 3.9%
Commercial Mortgage-Backed Securities – 3.9%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2004-5, Class A4, 4.94%, 11/10/41	$455	$482
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-5, Class A2, 5.32%, 9/10/47	597	602
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-5, Class A4, 5.41%, 9/10/47	350	372
Bear Stearns Commercial Mortgage Securities, Series 2004-PWR3, Class A4, 4.72%, 2/11/41	550	578
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A4, 5.41%, 12/11/40	500	547
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A3, 5.90%, 9/11/38	250	257
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A2, 4.63%, 3/15/46	581	587
LB-UBS Commercial Mortgage Trust, Series 2003-C3, Class A4, 4.17%, 5/15/32	150	156
LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class A2, 5.08%, 2/15/31	71	71
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A2, 5.26%, 9/15/39	37	38
		3,690
Total Asset-Backed Securities
(Cost $3,657)		3,690

CORPORATE BONDS – 29.4%
Aerospace/Defense – 0.3%
Raytheon Co., 4.70%, 12/15/41	290	288

Agriculture – 2.2%
Altria Group, Inc., 10.20%, 2/6/39	240	345

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 29.4% – continued
Agriculture – 2.2% continued
Archer-Daniels-Midland Co., 5.77%, 3/1/41	$250	$306
Bunge Ltd. Finance Corp., 4.10%, 3/15/16	165	167
8.50%, 6/15/19	235	282
Lorillard Tobacco Co., 8.13%, 6/23/19	450	522
Philip Morris International, Inc., 4.38%, 11/15/41	420	402
		2,024

Auto Manufacturers – 0.3%
Nissan Motor Acceptance Corp., 4.50%, 1/30/15 (1)(2)	295	306

Auto Parts & Equipment – 0.9%
BorgWarner, Inc., 4.63%, 9/15/20	240	252
Johnson Controls, Inc., 1.75%, 3/1/14 5.25%, 12/1/41	290 290	292 289
		833

Banks – 3.1%
Bank of America Corp., 3.75%, 7/12/16 †	250	218
6.00%, 9/1/17	360	331
Capital One Capital V, 10.25%, 8/15/39	400	415
Citigroup, Inc., 4.50%, 1/14/22	210	194
Goldman Sachs Group (The), Inc., 3.63%, 2/7/16	100	94
5.63%, 1/15/17	190	184
6.25%, 2/1/41	325	293
JPMorgan Chase & Co., 4.35%, 8/15/21 †	190	185
Morgan Stanley, 4.00%, 7/24/15	250	229
3.45%, 11/2/15	250	224
5.75%, 1/25/21 †	290	259
U.S. Bancorp, 2.20%, 11/15/16 †	225	226
		2,852

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	29	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

CORE BOND PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)

CORPORATE BONDS – 29.4% – continued
Beverages – 0.5%
Dr Pepper Snapple Group, Inc., 2.60%, 1/15/19 †	$240	$236
PepsiCo, Inc., 2.50%, 5/10/16	260	268
		504

Biotechnology – 0.9%
Genzyme Corp., 3.63%, 6/15/15	305	325
Gilead Sciences, Inc., 4.50%, 4/1/21	240	244
Life Technologies Corp., 5.00%, 1/15/21 †	250	259
		828

Chemicals – 1.0%
Dow Chemical (The) Co., 4.13%, 11/15/21	260	258
FMC Corp., 3.95%, 2/1/22	160	159
Mosaic (The) Co., 7.63%, 12/1/16(2)	480	498
		915

Commercial Services – 0.6%
ERAC USA Finance LLC, 7.00%, 10/15/37 (1) (2)	455	521

Diversified Financial Services – 3.7%
American Express Credit Corp., 2.80%, 9/19/16	335	332
BlackRock, Inc., 4.25%, 5/24/21 †	175	179
Countrywide Financial Corp., 6.25%, 5/15/16 †	255	237
FMR LLC, 6.45%, 11/15/39 (1) (2) †	570	600
FUEL Trust, 4.21%, 4/15/16 (2)	500	492
General Electric Capital Corp., 2.95%, 5/9/16 †	140	140
3.35%, 10/17/16	140	142
4.63%, 1/7/21	240	238
5.30%, 2/11/21 †	240	246
John Deere Capital Corp., 2.00%, 1/13/17	110	110

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 29.4% – continued

Diversified Financial Services – 3.7% – continued
JPMorgan Chase Capital XXVII, 7.00%, 11/1/39	$385	$384
Power Receivable Finance LLC, 6.29%, 1/1/12 (1) (2)	14	14
Toyota Motor Credit Corp., 2.00%, 9/15/16 †	325	323
		3,437

Electric – 0.6%
Duke Energy Corp., 2.15%, 11/15/16	185	184
Exelon Generation Co. LLC, 6.20%, 10/1/17	355	406
		590

Electronics – 0.5%
Agilent Technologies, Inc., 6.50%, 11/1/17	445	513

Food – 0.4%
Cargill, Inc., 3.25%, 11/15/21 (2)†	270	265
Kellogg Co., 1.88%, 11/17/16	100	100
		365

Forest Products & Paper – 0.2%
International Paper Co., 4.75%, 2/15/22 †	190	193

Healthcare – Products – 0.3%
Stryker Corp., 2.00%, 9/30/16 †	160	162
Zimmer Holdings, Inc., 3.38%, 11/30/21	125	123
		285

Healthcare – Services – 0.4%
Cigna Corp., 4.00%, 2/15/22	220	212
WellPoint, Inc., 2.38%, 2/15/17	175	174
		386

Insurance – 2.1%
Liberty Mutual Group, Inc., 5.75%, 3/15/14 (1) (2)	175	180
Metropolitan Life Global Funding I, 2.50%, 9/29/15 (1) (2)	300	299

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	30	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 29.4% – continued

Insurance – 2.1% continued

Pricoa Global Funding I, 5.45%, 6/11/14(1)(2)	$260	$282

Protective Life Corp., 8.45%, 10/15/39 †	555	627
Prudential Financial, Inc., 3.00%, 5/12/16 †	625	619
		2,007

Internet – 0.4%
Symantec Corp., 2.75%, 9/15/15	325	329

Iron/Steel – 0.6%

Cliffs Natural Resources, Inc., 4.88%, 4/1/21	200	195
Commercial Metals Co., 7.35%, 8/15/18	365	341
		536

Lodging – 0.5%
Hyatt Hotels Corp., 6.88%, 8/15/19(1)(2)	410	454

Media – 1.5%

Comcast Corp., 6.40%, 5/15/38	320	363

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 7.63%, 5/15/16	200	213
5.20%, 3/15/20	200	211

NBCUniversal Media LLC, 2.10%, 4/1/14	140	142

Time Warner Cable, Inc., 5.50%, 9/1/41	155	154
Time Warner, Inc., 6.10%, 7/15/40	250	272
		1,355

Office/Business Equipment – 0.5%
Xerox Corp., 4.25%, 2/15/15 †	455	473

Oil & Gas – 1.0%

Anadarko Petroleum Corp., 5.95%, 9/15/16	220	246
6.38%, 9/15/17	460	527

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 29.4% – continued

Oil & Gas – 1.0% continued
EQT Corp., 4.88%, 11/15/21	$170	$168
		941

Oil & Gas Services – 0.2%
Halliburton Co., 3.25%, 11/15/21 †	200	200

Pharmaceuticals – 0.3%
Express Scripts, Inc., 3.13%, 5/15/16	245	243

Pipelines – 1.9%

Enterprise Products Operating LLC, 3.20%, 2/1/16 †	475	493
6.45%, 9/1/40 †	255	292

Kinder Morgan Energy Partners L.P., 4.15%, 3/1/22 †	250	247

Plains All American Pipeline L.P./PAA Finance Corp., 5.63%, 12/15/13	515	552
Williams Partners L.P., 3.80%, 2/15/15	225	236
		1,820

Real Estate Investment Trusts – 0.9%

Boston Properties L.P., 3.70%, 11/15/18 †	165	165

HCP, Inc., 5.63%, 5/1/17	225	237

Simon Property Group L.P., 2.80%, 1/30/17	175	176
Ventas Realty L.P./Ventas Capital Corp., 4.75%, 6/1/21	250	240
		818

Retail – 0.2%
CVS Caremark Corp., 5.75%, 5/15/41	150	165

Savings & Loans – 0.3%
Santander Holdings USA, Inc., 4.63%, 4/19/16	340	322

Semiconductors – 0.3%
Applied Materials, Inc., 5.85%, 6/15/41	235	262

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	31	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

CORE BOND PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 29.4% – continued

Telecommunications – 1.9%
American Tower Corp., 4.50%, 1/15/18 †	$250	$252
AT&T, Inc., 2.40%, 8/15/16	150	152
5.55%, 8/15/41	155	168
CC Holdings GS V LLC/Crown Castle GS III Corp., 7.75%, 5/1/17 (1)(2)	310	334
Juniper Networks, Inc., 4.60%, 3/15/21	240	248
Qwest Corp., 7.63%, 6/15/15	435	474
Verizon Communications, Inc., 4.75%, 11/1/41 †	145	145
		1,773

Transportation – 0.9%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20 †	450	463
CSX Corp., 4.75%, 5/30/42	95	94
Norfolk Southern Corp., 6.00%, 5/23/11 (3)†	290	322
		879
Total Corporate Bonds
(Cost $26,987)		27,417

FOREIGN ISSUER BONDS – 6.0%

Banks – 0.7%
Abbey National Treasury Services PLC, 4.00%, 4/27/16 †	245	219
Lloyds TSB Bank PLC, 6.50%, 9/14/20 (1)(2)	315	266
Westpac Banking Corp., 3.00%, 12/9/15 †	200	200
		685

Beverages – 0.4%
Pernod-Ricard S.A., 4.45%, 1/15/22 (2)	160	160
SABMiller PLC, 6.50%, 7/1/16 (1) (2)	185	216
		376

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN ISSUER BONDS – 6.0% – continued

Chemicals – 0.2%
Agrium, Inc., 6.13%, 1/15/41	$140	$169

Diversified Financial Services – 0.6%
Macquarie Bank Ltd., 6.63%, 4/7/21 (2)	310	289
Macquarie Group Ltd., 7.30%, 8/1/14 (1)(2)	265	279
		568

Electric – 0.4%
PPL WEM Holdings PLC, 3.90%, 5/1/16 (2)	310	315

Insurance – 1.1%
Allied World Assurance Co. Ltd., 7.50%, 8/1/16	255	287
5.50%, 11/15/20 †	240	244
XL Group PLC, 6.50%, 4/15/17 †	625	484
		1,015

Oil & Gas – 1.4%
Nexen, Inc., 6.40%, 5/15/37	235	240
Petrobras International Finance Co., 5.38%, 1/27/21	380	386
Petroleos Mexicanos, 5.50%, 1/21/21	280	298
Statoil ASA, 3.15%, 1/23/22 †	165	165
Transocean, Inc., 4.95%, 11/15/15	200	203
		1,292

Oil & Gas Services – 0.3%
Weatherford International Ltd., 5.13%, 9/15/20 †	265	273

Pharmaceuticals – 0.4%
Teva Pharmaceutical Finance II B.V./Teva Pharmaceutical Finance III LLC, 3.00%, 6/15/15	365	378

Telecommunications – 0.5%

Telefonica Emisiones S.A.U., 5.46%, 2/16/21	175	156

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	32	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN ISSUER BONDS – 6.0% – continued

Telecommunications – 0.5% – continued
Telefonica Moviles Chile S.A., 2.88%, 11/9/15 (1)(2)	$345	$338
		494
Total Foreign Issuer Bonds
(Cost $5,744)		5,565

U.S. GOVERNMENT AGENCIES – 31.2% (4)

Fannie Mae – 22.3%

Pool #535714, 7.50%, 1/1/31	23	26

Pool #555599, 7.00%, 4/1/33	64	73

Pool #656035, 7.50%, 9/1/32	28	33

Pool #712130, 7.00%, 6/1/33	31	35

Pool #735893, 5.00%, 10/1/35	308	331

Pool #831810, 6.00%, 9/1/36	1,144	1,267

Pool #845182, 5.50%, 11/1/35	871	951

Pool #890009, 5.50%, 9/1/36	463	506

Pool #893082, 2.67%, 9/1/36	308	328

Pool #AB1470, 4.50%, 9/1/40	1,245	1,318

Pool #AB2693, 4.50%, 4/1/41	1,073	1,142

Pool #AB3114, 5.00%, 6/1/41	694	751

Pool #AC9581, 5.50%, 1/1/40	420	464

Pool #AD0915, 5.50%, 12/1/38	949	1,041

Pool #AD6929, 5.00%, 6/1/40	636	688

Pool #AE6415, 4.00%, 10/1/40	726	763

Pool #AH1166, 4.50%, 12/1/40	1,393	1,474

Pool #AI5826, 4.00%, 9/1/41 (5)	724	755

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 31.2% (4) – continued

Fannie Mae – 22.3% – continued

Pool #AI9518, 4.00%, 9/1/41 (5)	$948	$990

Pool #AJ2166, 4.00%, 10/1/41 (5)	1,176	1,228

Pool #AJ4048, 4.00%, 10/1/41	669	702

Pool TBA, 6.00%, 12/15/31 (5)	1,200	1,315
4.00%, 12/15/39 (5)	1,215	1,266
4.50%, 12/15/39 (5)	505	534
5.00%, 12/15/39 (5)	1,785	1,919
3.50%, 12/15/40 (5)	900	918
		20,818

Freddie Mac – 1.6%

Pool #1B3575, 6.02%, 9/1/37	234	254

Pool #1G2296, 6.21%, 11/1/37	629	686

Pool #1J0365, 5.72%, 4/1/37	224	238
Pool #1J2840, 5.88%, 9/1/37	311	331
		1,509

Freddie Mac Gold – 6.6%

Pool #A62213, 6.00%, 6/1/37	919	1,024

Pool #A65182, 6.50%, 9/1/37	1,243	1,387

Pool #C02790, 6.50%, 4/1/37	688	771

Pool #C02838, 5.50%, 5/1/37	671	732

Pool #C03517, 4.50%, 9/1/40	661	697

Pool #G01954, 5.00%, 11/1/35	738	790
Pool TBA, 5.00%, 12/15/39 (5)	715	765
		6,166

Government National Mortgage Association – 0.2%
Series 2008-8, Class A, 3.61%, 11/16/27	191	193

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	33	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

CORE BOND PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 31.2% (4) – continued

Government National Mortgage Association I – 0.1%
Pool #604183, 5.50%, 4/15/33	$25	$28
Pool #633627, 5.50%, 9/15/34	35	39
		67

Government National Mortgage Association II – 0.4%
Pool #82581, 4.00%, 7/20/40	375	399
Total U.S. Government Agencies
(Cost $28,085)		29,152

U.S. GOVERNMENT OBLIGATIONS – 18.4%

U.S. Treasury Bonds – 3.0%
3.75%, 8/15/41	2,475	2,816

U.S. Treasury Notes – 15.4%
0.38%, 11/15/14 †	4,960	4,958
0.88%, 11/30/16	4,087	4,072
1.38%, 11/30/18	4,576	4,530
2.00%, 11/15/21 †	790	785
		14,345
Total U.S. Government Obligations
(Cost $17,134)		17,161

MUNICIPAL BONDS – 1.7%

California – 0.5%
California State G.O. Unlimited Refunding Bonds, 5.00%, 9/1/21	410	472

New Jersey – 0.5%
New Jersey State EDA Revenue Refunding Bonds, Series DD-1, School Facilities Construction Project, 5.00%, 12/15/17	425	489

Ohio – 0.7%
American Municipal Power, Inc. TRB, Series B, Build America Bonds, Combined Hydroelectric Projects, 7.83%, 2/15/41	480	652
Total Municipal Bonds
(Cost $1,421)		1,613

	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES – 32.0%
Northern Institutional Funds – Diversified Assets Portfolio (6)(7)	14,172,261	$14,172
Northern Institutional Funds – Liquid Assets Portfolio (6)(8)(9)	15,672,685	15,673
Total Investment Companies
(Cost $29,845)		29,845
	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 0.5%
U.S. Treasury Bill, 0.11%, 12/15/11	$500	$500
Total Short-Term Investments
(Cost $500)		500

Total Investments – 123.1%
(Cost $113,373)		114,943
Liabilities less Other Assets – (23.1)%		(21,572)
NET ASSETS – 100.0%		$93,371

(1)	Restricted security that has been deemed illiquid. At November 30, 2011, the value of these restricted illiquid securities amounted to approximately $4,089,000 or 4.38% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)
CC Holdings GS V LLC/Crown Castle GS III Corp., 7.75%, 5/1/17	1/4/10	$331
ERAC USA Finance LLC, 7.00%, 10/15/37	10/10/07	451
FMR LLC, 6.45%, 11/15/39	1/6/10-4/30/10	554
Hyatt Hotels Corp., 6.88%, 8/15/19	8/10/09	409
Liberty Mutual Group, Inc., 5.75%, 3/15/14	6/16/09-1/5/10	153
Lloyds TSB Bank PLC, 6.50%, 9/14/20	9/7/10	313
Macquarie Group Ltd, 7.30%, 8/1/14	12/14/10-12/15/10	289
Metropolitan Life Global Funding I, 2.50%, 9/29/15	9/22/10	300
Nissan Motor Acceptance Corp., 4.50%, 1/30/15	1/20/10	294

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	34	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)
Power Receivable Finance LLC, 6.29%, 1/1/12	9/30/03	$14

Pricoa Global Funding I, 5.45%, 6/11/14	6/4/09	259

SABMiller PLC, 6.50%, 7/1/16	10/28/10	221
Telefonica Moviles Chile S.A., 2.88%, 11/9/15	11/3/10	345

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Institutional Funds.
(3)	Century bond expiring in 2111.
(4)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(5)	When-Issued Security.
(6)	Investment in affiliated Portfolio.
(7)	At November 30, 2010, the value of the Portfolio’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $16,293,000 with net sales of approximately $2,121,000 during the fiscal year ended November 30, 2011.
(8)	Investment relates to cash collateral received from portfolio securities loaned.
(9)	At November 30, 2010, the value of the Portfolio’s investment in the Liquid Assets Portfolio of the Northern Institutional Funds was approximately $12,471,000 with net purchases of approximately $3,202,000 during the fiscal year ended November 30, 2011.

†	Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2011, the quality distribution (unaudited) for the Core Bond Portfolio was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	50.9%
AA	1.8
A	10.8
BAA	21.4
BA	0.8
Cash Equivalents	14.3

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s, and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Portfolio will assign a rating of not rated. The ratings represent the rating agencies’ opinions of the quality of the securities they rate. The ratings, expressed in Moody’s nomenclature, range from Aaa (judged to be of the highest quality, with minimal credit risk) to C (the lowest rated class of bonds, typically in default, with little prospect for recovery of principal or interest). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Core Bond Portfolio’s investments, which are carried at fair value, as of November 30, 2011:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)		LEVEL 3 (000S)	TOTAL (000S)
Asset-Backed Securities	$–	$3,690		$–	$3,690
Corporate Bonds	–	27,417	(1)	–	27,417
Foreign Issuer Bonds	–	5,565	(1)	–	5,565
Municipal Bonds	–	1,613		–	1,613
U.S. Government Agencies	–	29,152	(1)	–	29,152
U.S. Government Obligations	–	17,161	(1)	–	17,161
Investment Companies	29,845	–		–	29,845
Short-Term Investments	–	500		–	500

Total Investments	$29,845	$85,098		$–	$114,943

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	35	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

CORE BOND PORTFOLIO continued	NOVEMBER 30, 2011

The Portfolio discloses significant transfers between levels based on valuations at the end of each reporting period. At November 30, 2011, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on November 30, 2010. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 11/30/10 (000S)	REALIZED GAIN (000S)	REALIZED LOSS (000S)	CHANGE IN UNREALIZED APPRECIATION (000S)	CHANGE IN UNREALIZED DEPRECIATION (000S)	PURCHASES (000S)	SALES (000S)	TRANSFERS INTO LEVEL 3 (000S)	TRANSFERS OUT OF LEVEL 3 (000S)	BALANCE AS OF 11/30/11 (000S)
Corporate Bonds
Diversified Financial Services	$312	$(15)	$–	$16	$–	$–	$(313)	$–	$–	$–

Total	$312	$(15)	$–	$16	$–	$–	$(313)	$–	$–	$–

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	36	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

U.S. TREASURY INDEX PORTFOLIO	NOVEMBER 30, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS – 99.1%

U.S. Treasury Bonds – 16.3%

8.13%, 8/15/19	$300	$444

8.75%, 8/15/20	300	469

8.00%, 11/15/21	300	463

7.63%, 11/15/22 †	400	614

6.25%, 8/15/23 †	600	845

6.88%, 8/15/25 †	300	454

6.00%, 2/15/26 †	500	707

6.75%, 8/15/26	125	189

6.50%, 11/15/26	250	372

6.38%, 8/15/27	215	319

6.13%, 11/15/27 †	450	655

5.25%, 11/15/28 †	300	404

5.25%, 2/15/29 †	200	270

6.25%, 5/15/30 †	300	453

5.38%, 2/15/31 †	300	417

4.50%, 2/15/36 †	575	731

4.75%, 2/15/37 †	400	528

5.00%, 5/15/37	500	685

4.38%, 2/15/38 †	300	377

3.50%, 2/15/39	600	654

4.25%, 5/15/39 †	600	740

4.50%, 8/15/39 †	800	1,025

4.38%, 11/15/39 †	950	1,195

4.63%, 2/15/40 †	1,050	1,373

4.38%, 5/15/40 †	1,150	1,448

3.88%, 8/15/40 †	1,100	1,276

4.25%, 11/15/40	1,175	1,451

4.75%, 2/15/41 †	1,000	1,336

4.38%, 5/15/41 †	875	1,104
3.75%, 8/15/41	1,100	1,252
		22,250

U.S. Treasury Notes – 82.8%

1.13%, 12/15/12	1,000	1,010

1.38%, 1/15/13 †	1,900	1,926

0.63%, 1/31/13	1,200	1,206

2.88%, 1/31/13 †	1,100	1,135

1.38%, 2/15/13 †	1,100	1,116

0.63%, 2/28/13	1,150	1,156

2.75%, 2/28/13	2,400	2,477

0.75%, 3/31/13	900	907

2.50%, 3/31/13	900	928

1.75%, 4/15/13	1,300	1,328

0.63%, 4/30/13	1,500	1,509

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS – 99.1% – continued

U.S. Treasury Notes – 82.8% – continued

0.50%, 5/31/13 †	$1,750	$1,757

1.13%, 6/15/13 †	600	608

1.00%, 7/15/13 †	900	911

0.75%, 8/15/13	1,400	1,412

0.75%, 9/15/13 †	550	555

3.13%, 9/30/13	1,500	1,579

2.75%, 10/31/13	1,050	1,100

0.50%, 11/15/13	900	904

2.00%, 11/30/13 †	1,600	1,655

0.75%, 12/15/13	1,500	1,515

1.00%, 1/15/14	350	355

1.75%, 1/31/14 †	1,000	1,031

1.25%, 2/15/14	1,000	1,021

1.25%, 4/15/14 †	650	664

1.00%, 5/15/14	1,500	1,525

4.75%, 5/15/14	500	554

2.25%, 5/31/14 †	1,050	1,100

0.75%, 6/15/14	1,250	1,263

2.63%, 6/30/14	1,650	1,746

0.63%, 7/15/14	2,200	2,216

0.50%, 8/15/14	2,050	2,058

4.25%, 8/15/14	700	773

0.25%, 9/15/14 †	1,000	997

0.50%, 10/15/14	1,050	1,053

2.38%, 10/31/14	2,000	2,115

0.38%, 11/15/14	3,000	2,999

2.25%, 1/31/15 †	1,000	1,057

4.00%, 2/15/15	800	890

2.38%, 2/28/15 †	1,100	1,167

2.50%, 3/31/15 †	2,000	2,134

2.13%, 5/31/15	1,750	1,846

1.75%, 7/31/15	900	938

4.25%, 8/15/15	1,000	1,135

1.25%, 8/31/15 †	650	666

1.25%, 9/30/15 †	1,650	1,689

4.50%, 11/15/15 †	900	1,035

1.38%, 11/30/15	1,300	1,336

2.13%, 12/31/15	1,000	1,059

2.00%, 1/31/16	1,650	1,737

4.50%, 2/15/16	1,000	1,156

2.13%, 2/29/16	800	847

2.25%, 3/31/16 †	750	798

2.38%, 3/31/16 †	1,100	1,176

1.75%, 5/31/16 †	550	573

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	37	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

U.S. TREASURY INDEX PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS – 99.1% – continued

U.S. Treasury Notes – 82.8% – continued

3.25%, 6/30/16 †	$500	$555

1.50%, 7/31/16	500	514

4.88%, 8/15/16	500	593

1.00%, 8/31/16	500	503

3.00%, 8/31/16 †	900	989

1.00%, 9/30/16 †	1,225	1,230

3.00%, 9/30/16	1,400	1,539

3.13%, 10/31/16	1,200	1,326

2.75%, 11/30/16 †	800	870

3.13%, 1/31/17	1,300	1,439

4.63%, 2/15/17	500	592

3.00%, 2/28/17 †	750	825

3.25%, 3/31/17	950	1,058

2.75%, 5/31/17 †	350	381

2.50%, 6/30/17	1,400	1,505

2.38%, 7/31/17	650	694

2.75%, 12/31/17 †	700	761

2.63%, 1/31/18	500	540

3.50%, 2/15/18 †	900	1,018

2.88%, 3/31/18 †	500	547

2.63%, 4/30/18	1,400	1,510

3.88%, 5/15/18	1,000	1,156

4.00%, 8/15/18	1,000	1,166

1.50%, 8/31/18	150	150

1.38%, 9/30/18	600	595

1.75%, 10/31/18 †	1,700	1,727

1.38%, 11/30/18	200	198

2.75%, 2/15/19	1,750	1,893

3.13%, 5/15/19	1,700	1,883

3.63%, 8/15/19 †	1,500	1,715

3.38%, 11/15/19 †	1,200	1,350

3.63%, 2/15/20 †	1,600	1,831

3.50%, 5/15/20 †	1,300	1,474

2.63%, 8/15/20 †	1,500	1,591

2.63%, 11/15/20	1,550	1,641

3.63%, 2/15/21	1,700	1,942

3.13%, 5/15/21	1,925	2,113

2.13%, 8/15/21 †	2,200	2,215
2.00%, 11/15/21	250	248
		113,280
Total U.S. Government Obligations
(Cost $126,948)		135,530

	NUMBER OF SHARES	VALUE (000S)

INVES TMENT COMPANIES – 25.9%

Northern Institutional Funds –

Government Portfolio (1)(2)	463,325	$463

Northern Institutional Funds –

Liquid Assets Portfolio (1)(3)(4)	35,039,893	35,040

Total Investment Companies
(Cost $35,503)		35,503
Total Investments – 125.0%
(Cost $162,451)		171,033
Liabilities less Other Assets – (25.0)%		(34,230)
NET ASSETS – 100.0%		$136,803

(1)	Investment in affiliated Portfolio.
(2)	At November 30, 2010, the value of the Portfolio’s investment in the Government Portfolio of the Northern Institutional Funds was approximately $957,000 with net sales of approximately $494,000 during the fiscal year ended November 30, 2011.
(3)	Investment relates to cash collateral received from portfolio securities loaned. (4) At November 30, 2010, the value of the Portfolio’s investment in the Liquid Assets Portfolio of the Northern Institutional Funds was approximately $32,904,000 with net purchases of approximately $2,136,000 during the fiscal year ended November 30, 2011.

†	Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2011 , the quality distribution (unaudited) for the U.S. Treasury Index Portfolio was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	99.7%
Cash Equivalents	0.3%

Total	100.0%

*Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s, and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Portfolio will assign a rating of not rated. The ratings represent the rating agencies’ opinions of the quality of the securities they rate. The ratings, expressed in Moody’s nomenclature, range from Aaa (judged to be of the highest quality, with minimal credit risk) to C (the lowest rated class of bonds, typically in default, with little prospect for recovery of principal or interest). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). Ratings are relative and subjective and are not absolute standards of quality.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	38	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three Levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the U.S. Treasury Index Portfolio’s investments, which are carried at fair value, as of November 30, 2011 :

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)		LEVEL 3 (000S)	TOTAL (000S)
U.S. Government Obligations	$–	$135,530	(1)	$–	$135,530
Investment Companies	35,503	–		–	35,503

Total Investments	$35,503	$135,530		$–	$171,033

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses significant transfers between levels based on valuations at the end of each reporting period. At November 30, 2011, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on November 30, 2010. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	39	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO	NOVEMBER 30, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES – 5.4%

Commercial Mortgage-Backed Securities – 5.4%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2004-5, Class A4, 4.94%, 11/10/41	$250	$265
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-5, Class A2, 5.32%, 9/10/47	358	361
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-5, Class A4, 5.41%, 9/10/47	175	186
Bear Stearns Commercial Mortgage Securities, Series 2004-PWR3, Class A4, 4.72%, 2/11/41	500	526
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A4, 5.41%, 12/11/40	350	383
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A2, 4.63%, 3/15/46	209	211
LB-UBS Commercial Mortgage Trust, Series 2003-C3, Class A4, 4.17%, 5/15/32	200	207
LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class A2, 5.08%, 2/15/31	85	85
		2,224
Total Asset-Backed Securities
(Cost $2,198)		2,224
CORPORATE BONDS – 31.9%

Aerospace/Defense – 0.3%
BE Aerospace, Inc., 8.50%, 7/1/18	105	113

Agriculture – 1.4%
Altria Group, Inc., 4.75%, 5/5/21	210	219
Bunge Ltd. Finance Corp., 8.50%, 6/15/19	45	54
Lorillard Tobacco Co., 8.13%, 6/23/19	170	197

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 31.9% – continued

Agriculture – 1.4% – continued
Philip Morris International, Inc., 2.90%, 11/15/21	$125	$122
		592

Auto Manufacturers – 0.4%
Nissan Motor Acceptance Corp., 4.50%, 1/30/15 (1)(2)	160	166

Auto Parts & Equipment – 0.7%
BorgWarner, Inc., 4.63%, 9/15/20 †	135	142
Johnson Controls, Inc., 1.75%, 3/1/14 †	130	131
		273

Banks – 2.4%
Bank of America Corp., 3.75%, 7/12/16 †	100	87
6.00%, 9/1/17	145	133
Citigroup, Inc., 4.50%, 1/14/22	85	79
Goldman Sachs Group (The), Inc., 3.63%, 2/7/16	150	141
5.63%, 1/15/17	85	83
JPMorgan Chase Bank N.A., 6.00%, 10/1/17	190	203
Morgan Stanley, 4.00%, 7/24/15	100	92
3.45%, 11/2/15 †	100	89
U.S. Bancorp, 2.20%, 11/15/16	80	80
		987

Beverages – 0.3%
Dr Pepper Snapple Group, Inc., 2.60%, 1/15/19	105	103

Biotechnology – 0.9%
Genzyme Corp., 3.63%, 6/15/15	125	133
Gilead Sciences, Inc., 4.50%, 4/1/21	110	112
Life Technologies Corp., 5.00%, 1/15/21 †	135	140
		385

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	40	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 31.9% – continued

Chemicals – 1.2%
CF Industries, Inc., 6.88%, 5/1/18	$275	$316
FMC Corp., 3.95%, 2/1/22	65	64
Mosaic (The) Co., 7.63%, 12/1/16 (2)	125	130
		510

Coal – 0.9%
Arch Coal, Inc., 8.75%, 8/1/16	165	180
7.00%, 6/15/19 (2)	70	68
Peabody Energy Corp., 6.25%, 11/15/21 (1)(2)	125	126
		374
Commercial Services – 0.3%
Hertz (The) Corp., 7.50%, 10/15/18 †	130	130

Diversified Financial Services – 4.6%
American Express Credit Corp., 2.80%, 9/19/16	145	143
Capital One Bank USA N.A., 8.80%, 7/15/19	235	274
Countrywide Financial Corp., 6.25%, 5/15/16	155	144
Ford Motor Credit Co. LLC,
3.88%, 1/15/15	150	147
7.00%, 4/15/15	50	54
Franklin Resources, Inc., 3.13%, 5/20/15	155	161
General Electric Capital Corp., 2.95%, 5/9/16 †	50	50
5.30%, 2/11/21 †	95	97
HSBC Finance Corp., 5.25%, 1/15/14 †	170	176
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 7.75%, 1/15/16	240	248
International Lease Finance Corp., 6.25%, 5/15/19 †	135	120
John Deere Capital Corp., 2.00%, 1/13/17	50	50
Power Receivable Finance LLC, 6.29%, 1/1/12 (1)(2)	4	4

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 31.9% – continued

Diversified Financial Services – 4.6% – continued
TD Ameritrade Holding Corp., 4.15%, 12/1/14	$225	$238
		1,906

Electric – 2.3%
CMS Energy Corp., 2.75%, 5/15/14	130	127
5.05%, 2/15/18	135	136
Duke Energy Corp., 2.15%, 11/15/16	80	80
Exelon Generation Co. LLC, 6.20%, 10/1/17	225	257
Ipalco Enterprises, Inc., 5.00%, 5/1/18 (2)	200	190
N.V. Energy, Inc., 6.25%, 11/15/20	145	149
		939

Electronics – 0.6%
Agilent Technologies, Inc., 6.50%, 11/1/17	230	265

Food – 0.4%
Kellogg Co., 1.88%, 11/17/16	40	40
SUPERVALU, Inc., 8.00%, 5/1/16 †	140	140
		180

Forest Products & Paper – 0.2%
International Paper Co., 4.75%, 2/15/22 †	90	91

Healthcare – Products – 0.3%
Stryker Corp., 2.00%, 9/30/16 †	105	106

Healthcare – Services – 0.7%
Cigna Corp., 2.75%, 11/15/16	200	198
WellPoint, Inc., 2.38%, 2/15/17	80	79
		277

Household Products/Wares – 0.4%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 8.75%, 10/15/16 (2)	140	145

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	41	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 31.9% – continued

Insurance – 1.1%
Liberty Mutual Group, Inc., 5.75%, 3/15/14 (1)(2)†	$100	$103
Metropolitan Life Global Funding I, 2.50%, 9/29/15 (1)(2)	100	100
Pricoa Global Funding I, 5.45%, 6/11/14 (1)(2)	100	108
Protective Life Corp., 7.38%, 10/15/19 †	145	157
		468

Iron/Steel – 0.5%
Cliffs Natural Resources, Inc., 4.88%, 4/1/21 †	80	78
Steel Dynamics, Inc., 7.75%, 4/15/16	135	139
		217

Lodging – 0.3%
Hyatt Hotels Corp., 6.88%, 8/15/19 (1)(2)	120	133

Machinery – Diversified – 0.5%
Case New Holland, Inc., 7.75%, 9/1/13	200	210

Media – 0.8%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.20%, 3/15/20	90	95
NBCUniversal Media LLC, 2.10%, 4/1/14	60	61
Time Warner Cable, Inc., 4.00%, 9/1/21 †	180	176
		332

Metal Fabrication/Hardware – 0.3%
Commercial Metals Co., 7.35%, 8/15/18 †	150	140

Miscellaneous Manufacturing – 0.2%

General Electric Co., 5.25%, 12/6/17 †	90	101

Oil & Gas – 3.5%

Anadarko Petroleum Corp., 6.38%, 9/15/17	200	229

Chesapeake Energy Corp., 6.88%, 8/15/18	50	52
6.13%, 2/15/21 †	50	50

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 31.9% – continued

Oil & Gas – 3.5% – continued
EQT Corp., 4.88%, 11/15/21	$70	$70
Newfield Exploration Co., 7.13%, 5/15/18	100	105
6.88%, 2/1/20	85	89
5.75%, 1/30/22 †	50	53
Pioneer Natural Resources Co., 6.88%, 5/1/18	150	168
Plains Exploration & Production Co., 7.63%, 6/1/18	50	53
6.75%, 2/1/22	110	112
QEP Resources, Inc., 6.88%, 3/1/21	265	281
Range Resources Corp., 5.75%, 6/1/21	90	96
WPX Energy, Inc., 6.00%, 1/15/22 (2)	100	98
		1,456

Oil & Gas Services – 0.2%
Halliburton Co., 3.25%, 11/15/21 †	75	75

Pharmaceuticals – 0.3%
Express Scripts, Inc., 3.13%, 5/15/16	115	114

Pipelines – 1.6%
Kinder Morgan Energy Partners L.P., 6.00%, 2/1/17	115	129
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 (1)(2)†	125	127
Plains All American Pipeline L.P./PAA Finance Corp., 5.63%, 12/15/13	165	177
Regency Energy Partners L.P./ Regency Energy Finance Corp., 6.50%, 7/15/21	100	103
Williams Partners L.P., 3.80%, 2/15/15	100	105
		641

Real Estate Investment Trusts – 0.8%
Boston Properties L.P., 3.70%, 11/15/18 †	70	70
HCP, Inc., 5.63%, 5/1/17	120	127

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	42	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 31.9% – continued

Real Estate Investment Trusts – 0.8% – continued

Simon Property Group L.P.,
2.80%, 1/30/17	$50	$50

Ventas Realty L.P./Ventas Capital Corp.,
4.75%, 6/1/21	100	96
		343

Retail – 0.3%

AmeriGas Partners L.P./AmeriGas Finance Corp.,
6.25%, 8/20/19	130	126

Savings & Loans – 0.2%

Santander Holdings USA, Inc.,
4.63%, 4/19/16	100	95

Telecommunications – 2.7%

American Tower Corp.,
4.50%, 1/15/18	135	136

CC Holdings GS V LLC/Crown Castle GS III Corp.,
7.75%, 5/1/17 (1)(2)	170	183

Frontier Communications Corp.,
8.25%, 4/15/17 †	135	132

Qwest Communications International, Inc.,
8.00%, 10/1/15	75	80
7.13%, 4/1/18	100	102

Qwest Corp.,
7.63%, 6/15/15	180	196

Verizon Communications, Inc.,
3.50%, 11/1/21	150	149

Windstream Corp.,
8.13%, 8/1/13	110	117
		1,095

Transportation – 0.3%

Ryder System, Inc.,
3.15%, 3/2/15	130	133
Total Corporate Bonds
(Cost $13,082)		13,221
FOREIGN ISSUER BONDS – 7.0%

Banks – 1.4%

Abbey National Treasury Services PLC,
4.00%, 4/27/16 †	135	120

ING Bank N.V.,
2.00%, 10/18/13 (1)(2)	265	259

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN ISSUER BONDS – 7.0% – continued

Banks – 1.4% – continued

Lloyds TSB Bank PLC,
6.50%, 9/14/20 (1)(2)	$225	$190
		569

Beverages – 0.5%

Pernod-Ricard S.A.,
4.45%, 1/15/22 (2)	70	70

SABMiller PLC,

6.50%, 7/1/16 (1)(2)	100	117
		187

Diversified Financial Services – 0.4%

Macquarie Bank Ltd.,
6.63%, 4/7/21 (2)†	160	149

Electric – 0.4%

PPL WEM Holdings PLC,
3.90%, 5/1/16 (2)	175	178

Insurance – 0.9%

Allied World Assurance Co. Ltd.,
7.50%, 8/1/16	100	112
5.50%, 11/15/20 †	110	112

XL Group PLC,
6.50%, 4/15/17 †	215	167
		391

Leisure Time – 0.6%

Royal Caribbean Cruises Ltd.,
6.88%, 12/1/13 †	225	236

Oil & Gas – 1.4%

Petrobras International Finance Co.,
5.38%, 1/27/21	170	173

Petroleos Mexicanos,
5.50%, 1/21/21	140	149

Statoil ASA,
3.15%, 1/23/22 †	65	65

Transocean, Inc.,
4.95%, 11/15/15	85	86
5.05%, 12/15/16	100	100
		573

Oil & Gas Services – 0.3%

Weatherford International Ltd.,
5.13%, 9/15/20 †	115	118

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	43	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN ISSUER BONDS – 7.0% – continued

Pharmaceuticals – 0.2%

Teva Pharmaceutical Finance II B.V./Teva Pharmaceutical Finance III LLC,
3.00%, 6/15/15	$100	$104

Telecommunications – 0.5%

Telefonica Moviles Chile S.A.,
2.88%, 11/9/15 (1) (2)	210	206

Transportation – 0.4%

Kansas City Southern de Mexico S.A.de C.V.,
6.63%, 12/15/20	175	184
Total Foreign Issuer Bonds
(Cost $2,961)		2,895
U.S. GOVERNMENT AGENCIES – 11.2% (3)

Fannie Mae – 10.1%

Fannie Mae,
5.00%, 12/15/39 (4)	819	880

Pool #256883,
6.00%, 9/1/37	202	222

Pool #585617,
7.00%, 5/1/31 (5)	—	—

Pool #745148,
5.00%, 1/1/36	919	988

Pool #AD7061,
5.50%, 6/1/40	73	80

Pool TBA,
5.50%, 12/10/29 (4)	925	1,004
6.00%, 12/15/31 (4)	925	1,014
		4,188

Government National Mortgage Association II – 1.1%

Pool #82581,
4.00%, 7/20/40	416	443
Total U.S. Government Agencies
(Cost $4,593)		4,631
U.S. GOVERNMENT OBLIGATIONS – 32.2%

U.S. Treasury Notes – 32.2%
0.38%, 11/15/14 †	3,608	3,607
0.88%, 11/30/16	5,507	5,486
1.38%, 11/30/18	2,405	2,381

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS – 32.2% – continued

U.S. Treasury Notes – 32.2% – continued

2.00%, 11/15/21 †	$1,850	$1,838
		13,312
Total U.S. Government Obligations
(Cost $13,343)		13,312
MUNICIPAL BONDS – 1.0%

California – 0.5%

California State G.O. Unlimited Refunding Bonds,
5.00%, 9/1/21	190	219

New Jersey – 0.5%

New Jersey Economic Development Authority Revenue Refunding Bonds, Series DD-1, School Facilities Construction,
5.00%, 12/15/17	175	201
Total Municipal Bonds
(Cost $411)		420
	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES – 38.7%

Northern Institutional Funds –
Diversified Assets Portfolio (6)(7)	6,549,517	$6,550

Northern Institutional Funds –
Liquid Assets Portfolio (6)(8)(9)	9,472,915	9,473
Total Investment Companies
(Cost $16,023)		16,023
	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT – TERM INVESTMENTS – 0.4%

U.S. Treasury Bill,
0.11%, 12/15/11	$150	$150
Total Short-Term Investments
(Cost $150)		150
Total Investments – 127.8%
(Cost $52,761)		52,876
Liabilities less Other Assets – (27.8)%		(11,509)
NET ASSETS – 100.0%		$41,367

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	44	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

(1)	Restricted security that has been deemed illiquid. At November 30, 2011 , the value of these restricted illiquid securities amounted to approximately $1,822,000 or 4.4% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)

CC Holdings GS V LLC/
Crown Castle GS III Corp.,
7.75%, 5/1/17	1/4/10	$182

Hyatt Hotels Corp.,
6.88%, 8/15/19	8/14/09	120

ING Bank N.V.,
2.00%, 10/18/13	10/13/10	265

Kinder Morgan Finance Co. LLC,
6.00%, 1/15/18	4/14/11	129

Liberty Mutual Group, Inc.,
5.75%, 3/15/14	6/16/09-1/5/10	95

Lloyds TSB Bank PLC,
6.50%, 9/14/20	9/7/10	224

Metropolitan Life Global Funding I,
2.50%, 9/29/15	9/22/10	100

Nissan Motor Acceptance Corp.,
4.50%, 1/30/15	1/20/10	159

Peabody Energy Corp.,
6.25%, 11/15/21	11/8/11	125

Power Receivable Finance LLC,
6.29%, 1/1/12	9/30/03-8/24/07	4

Pricoa Global Funding I,
5.45%, 6/11/14	6/4/09	100

SABMiller PLC,
6.50%, 7/1/16	10/28/10	120

Telefonica Moviles Chile S.A.,
2.88%, 11/9/15	11/3/10	210

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Institutional Funds.
(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(4)	When-Issued Security.
(5)	Principal amount is less than $500.
(6)	Investment in affiliated Portfolio.
(7)	At November 30, 2010, the value of the Portfolio’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $5,468,000 with net purchases of approximately $1,082,000 during the fiscal year ended November 30, 2011.
(8)	At November 30, 2010, the value of the Portfolio’s investment in the Liquid Assets Portfolio of the Northern Institutional Funds was approximately $14,945,000 with net sales of approximately $5,472,000 during the fiscal year ended November 30, 2011.
(9)	Investment relates to cash collateral received from portfolio securities loaned.

†	Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2011 , the quality distribution (unaudited) for the Intermediate Bond Portfolio was:

QUALITY DISTRIBUTION*	% OF INVESTMENTS
AAA	46.8%
AA	1.0
A	8.6
BAA	16.5
BA	10.2
B	1.8
Cash Equivalents	15.1

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s, and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Portfolio will assign a rating of not rated. The ratings represent the rating agencies’ opinions of the quality of the securities they rate. The ratings, expressed in Moody’s nomenclature, range from Aaa (judged to be of the highest quality, with minimal credit risk) to C (the lowest rated class of bonds, typically in default, with little prospect for recovery of principal or interest). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). Ratings are relative and subjective and are not absolute standards of quality.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	45	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO continued	NOVEMBER 30, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Intermediate Bond Portfolio’s investments, which are carried at fair value, as of November 30, 2011 :

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)		LEVEL 3 (000S)	TOTAL (000S)
Asset-Backed Securities	$–	$2,224		$–	$2,224
Corporate Bonds	–	13,221	(1)	–	13,221
Foreign Issuer Bonds	–	2,895	(1)	–	2,895
U.S. Government Agencies	–	4,631	(1)	–	4,631
U.S. Government Obligations	–	13,312		–	13,312
Municipal Bonds	–	420	(1)	–	420
Investment Companies	16,023	–		–	16,023
Short-Term Investments	–	150		–	150
Total Investments	$16,023	$36,853		$–	$52,876

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses significant transfers between levels based on valuations at the end of each reporting period. At November 30, 2011, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on November 30, 2010. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	BALANCE AS OF 11/30/10 (000S)	REALIZED GAIN (000S)	REALIZED LOSS (000S)	CHANGE IN UNREALIZED APPRECIATION (000S)	CHANGE IN UNREALIZED DEPRECIATION (000S)	PURCHASES (000S)	SALES (000S)	TRANSFERS INTO LEVEL 3 (000S)	TRANSFERS OUT OF LEVEL 3 (000S)	BALANCE AS OF 11/30/11 (000S)
Corporate Bonds
Diversified Financial Services	$178	$–	$(9)	$10	$–	$–	$(179)	$–	$–	$–
Total	$178	$–	$(9)	$10	$–	$–	$(179)	$–	$–	$–

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	46	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

SHORT BOND PORTFOLIO	NOVEMBER 30, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES – 9.0%

Commercial Mortgage Services – 8.1%

Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2004-5, Class A4, 4.94%, 11/10/41	$790	$838

Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-2, Class A4, 4.78%, 7/10/43	185	185

Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-4, Class A2, 5.52%, 7/10/46	689	689

Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-5, Class A2, 5.32%, 9/10/47	1,232	1,242

Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-5, Class A4, 5.41%, 9/10/47	1,000	1,062

Bear Stearns Commercial Mortgage Securities, Series 2003-PWR2, Class A4, 5.19%, 5/11/39	1,100	1,154

Bear Stearns Commercial Mortgage Securities, Series 2004-PWR3, Class A4, 4.72%, 2/11/41	500	526

Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A4, 5.41%, 12/11/40	950	1,040

Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A4, 4.67%, 6/11/41	160	171

Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A2, 4.74%, 9/11/42	847	860

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A2, 4.63%, 3/15/46	670	678

LB-UBS Commercial Mortgage Trust, Series 2003-C3, Class A4, 4.17%, 5/15/32	722	749

LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class A2, 5.08%, 2/15/31	486	491

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES – 9.0% – continued

Commercial Mortgage Services – 8.1% – continued

LB-UBS Commercial Mortgage Trust,Series 2006-C6, Class A2, 5.26%, 9/15/39	$128	$128
Morgan Stanley Capital I, Series 2003-IQ4, Class A2, 4.07%, 5/15/40	230	237
		10,050

Utilities – 0.9%
CenterPoint Energy Transition Bond Co. LLC, Series 2009-1, Class A1, 1.83%, 2/15/16	1,155	1,176
Total Asset-Backed Securities
(Cost $11,155)		11,226

CORPORATE BONDS – 32.6%

Aerospace/Defense – 1.1%
BE Aerospace, Inc., 8.50%, 7/1/18	330	356

Northrop Grumman Corp., 3.70%, 8/1/14	635	672
Raytheon Co., 1.40%, 12/15/14	325	326
		1,354

Auto Manufacturers – 0.5%
Nissan Motor Acceptance Corp., 4.50%, 1/30/15 (1)(2)	590	612
Auto Parts & Equipment – 0.4%
Johnson Controls, Inc., 1.75%, 3/1/14	515	519

Banks – 5.5%

Bank of America Corp., 1.94%, 7/11/14	575	507
3.70%, 9/1/15 †	505	452

Capital One Financial Corp., 2.13%, 7/15/14	545	537

Citigroup, Inc., 4.59%, 12/15/15	280	281
3.95%, 6/15/16 †	580	569

Goldman Sachs Group (The), Inc., 5.15%, 1/15/14 †	490	498
6.00%, 5/1/14	310	318
3.63%, 2/7/16	175	165

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	47	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

SHORT BOND PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 32.6% – continued

Banks – 5.5% – continued

JPMorgan Chase & Co., 4.88%, 3/15/14	$250	$260
3.15%, 7/5/16	805	793

Morgan Stanley, 4.00%, 7/24/15	350	320
3.45%, 11/2/15 †	325	291

PNC Funding Corp., 2.70%, 9/19/16 †	155	156

U.S. Bancorp, 2.45%, 7/27/15 †	500	510

Wells Fargo & Co., 4.38%, 1/31/13	615	637
5.00%, 11/15/14	290	307
3.68%, 6/15/16 †	200	209
		6,810

Beverages – 0.5%

Anheuser-Busch InBev Worldwide, Inc., 2.88%, 2/15/16 †	270	282

Coca-Cola Enterprises, Inc.,
1.13%, 11/12/13	330	331
		613

Biotechnology – 0.3%

Genzyme Corp.,
3.63%, 6/15/15	400	426

Chemicals – 0.5%

Dow Chemical (The) Co., 2.50%, 2/15/16 †	445	446

Lyondell Chemical Co., 8.00%, 11/1/17	177	192
		638

Coal – 0.4%

Arch Coal, Inc.,
8.75%, 8/1/16 †	500	546

Commercial Services – 0.7%

ERAC USA Finance LLC,
2.25%, 1/10/14 (2)	810	807

Computers – 0.7%

Hewlett-Packard Co., 4.50%, 3/1/13	500	520

International Business Machines Corp.,
1.25%, 5/12/14	290	293
		813

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 32.6% – continued

Diversified Financial Services – 6.0%

American Express Credit Corp., 2.80%, 9/19/16	$440	$436

BlackRock, Inc., 3.50%, 12/10/14 †	930	993

Boeing Capital Corp., 2.13%, 8/15/16 †	320	324

Caterpillar Financial Services Corp., 1.65%, 4/1/14	615	624

Ford Motor Credit Co. LLC, 3.88%, 1/15/15 †	450	441
7.00%, 4/15/15	200	215

Franklin Resources, Inc., 3.13%, 5/20/15 †	750	778

General Electric Capital Corp., 3.75%, 11/14/14 †	710	741
2.25%, 11/9/15 †	850	842
3.35%, 10/17/16	240	243

John Deere Capital Corp., 1.25%, 12/2/14	270	271

TD Ameritrade Holding Corp., 4.15%, 12/1/14 †	1,205	1,275

Toyota Motor Credit Corp., 2.00%, 9/15/16	350	348
		7,531

Electric – 0.9%

CMS Energy Corp., 2.75%, 5/15/14 †	295	288

Commonwealth Edison Co., 1.63%, 1/15/14	530	534

Duke Energy Corp., 2.15%, 11/15/16	240	239
		1,061

Electronics – 0.6%

Agilent Technologies, Inc., 5.50%, 9/14/15	690	751

Food – 0.7%

Hershey (The) Co., 1.50%, 11/1/16	235	234

Kellogg Co., 1.88%, 11/17/16 †	125	125

SUPERVALU, Inc., 8.00%, 5/1/16 †	495	496
		855

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	48	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 32.6% – continued

Healthcare – Products – 1.6%

Boston Scientific Corp., 4.50%, 1/15/15 †	$1,000	$1,046

Stryker Corp., 2.00%, 9/30/16	365	370

Zimmer Holdings, Inc., 1.40%, 11/30/14	625	623
		2,039

Healthcare – Services – 0.2%

Cigna Corp., 2.75%, 11/15/16 †	230	227

Insurance – 2.2%

Berkshire Hathaway, Inc., 3.20%, 2/11/15	505	531

Liberty Mutual Group, Inc., 5.75%, 3/15/14 (1)(2)†	420	433

Metropolitan Life Global Funding I, 2.50%, 9/29/15 (1)(2)	450	448

New York Life Global Funding, 4.65%, 5/9/13 (1)(2)	485	510

Pricoa Global Funding I, 5.45%, 6/11/14 (1)(2)	380	411

Prudential Financial, Inc., 5.15%, 1/15/13	360	374
		2,707

Internet – 0.4%

Symantec Corp., 2.75%, 9/15/15	515	521

Iron/Steel – 0.4%

Steel Dynamics, Inc., 7.75%, 4/15/16	475	489

Machinery – Diversified – 0.4%

Case New Holland, Inc., 7.75%, 9/1/13 †	500	525

Media – 1.9%

Comcast Corp., 4.95%, 6/15/16	515	568

DirecTV Holdings LLC/DirecTV Financing Co., Inc., 7.63%, 5/15/16	225	240

NBCUniversal Media LLC, 2.10%, 4/1/14	165	168
3.65%, 4/30/15	785	823

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 32.6% – continued

Media – 1.9% – continued

Time Warner Cable, Inc., 3.50%, 2/1/15 †	$600	$625
		2,424

Miscellaneous Manufacturing – 0.2%

3M Co., 1.38%, 9/29/16 †	300	299

Office/Business Equipment – 0.5%

Xerox Corp., 4.25%, 2/15/15	580	603

Oil & Gas – 1.1%

Anadarko Petroleum Corp., 5.75%, 6/15/14	850	924

Chesapeake Energy Corp., 6.88%, 8/15/18 †	200	209

Plains Exploration & Production Co., 7.63%, 6/1/18	200	210
		1,343

Pharmaceuticals – 0.1%

Express Scripts, Inc., 3.13%, 5/15/16	165	164

Pipelines – 1.3%

Plains All American Pipeline L.P./PAA Finance Corp., 5.63%, 12/15/13	700	750

Williams Partners L.P., 3.80%, 2/15/15	780	817
		1,567

Real Estate Investment Trusts – 0.2%

Simon Property Group L.P., 2.80%, 1/30/17	230	231

Semiconductors – 0.2%

Texas Instruments, Inc., 1.38%, 5/15/14	230	233

Telecommunications – 2.5%

AT&T, Inc., 2.40%, 8/15/16	325	328

Cellco Partnership/Verizon Wireless Capital LLC, 5.55%, 2/1/14	470	511

Cisco Systems, Inc., 1.63%, 3/14/14	320	326

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	49	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

SHORT BOND PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE BONDS – 32.6% – continued

Telecommunications – 2.5% – continued

Qwest Communications International, Inc., 8.00%, 10/1/15	$225	$240

Qwest Corp., 7.63%, 6/15/15 †	585	638

Verizon Communications, Inc., 1.95%, 3/28/14 †	400	408
2.00%, 11/1/16 †	325	321

Windstream Corp., 8.13%, 8/1/13 †	340	360
		3,132

Transportation – 0.6%

Ryder System, Inc., 3.15%, 3/2/15	775	794
Total Corporate Bonds
(Cost $40,140)		40,634

FOREIGN ISSUER BONDS – 7.1%

Banks – 2.5%

Abbey National Treasury Services PLC, 2.88%, 4/25/14 †	850	802

Bank of Montreal, 1.75%, 4/29/14 †	445	451

Canadian Imperial Bank of Commerce, 1.45%, 9/13/13	475	475

ING Bank N.V., 2.00%, 10/18/13 (1)(2)	855	836

Toronto-Dominion Bank (The), 1.38%, 7/14/14	325	327

Westpac Banking Corp., 3.00%, 12/9/15 †	190	190
		3,081

Diversified Financial Services – 0.4%

Macquarie Group Ltd., 7.30%, 8/1/14 (1)(2)	470	494

Food – 0.2%

Delhaize Group S.A., 5.88%, 2/1/14	295	321

Leisure Time – 0.6%

Royal Caribbean Cruises Ltd., 6.88%, 12/1/13	685	719

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
FOREIGN ISSUER BONDS – 7.1% – continued

Mining – 0.2%

BHP Billiton Finance USA Ltd., 1.13%, 11/21/14	$250	$250

Oil & Gas – 1.6%

BP Capital Markets PLC, 2.25%, 11/1/16 †	315	314

Cenovus Energy, Inc., 4.50%, 9/15/14	460	495

Shell International Finance B.V., 3.10%, 6/28/15	295	314

Statoil ASA, 1.80%, 11/23/16 †	290	291

Transocean, Inc., 4.95%, 11/15/15	275	279
5.05%, 12/15/16	250	250
		1,943

Pharmaceuticals – 0.5%

Teva Pharmaceutical Finance II B.V./Teva Pharmaceutical Finance III LLC, 3.00%, 6/15/15	315	326

Teva Pharmaceutical Finance III B.V., 1.70%, 3/21/14 †	280	281
		607

Telecommunications – 0.9%

America Movil S.A.B. de C.V., 5.75%, 1/15/15	520	574

Vodafone Group PLC, 4.15%, 6/10/14	525	560
		1,134

Transportation – 0.2%

Canadian National Railway Co., 1.45%, 12/15/16	265	262
Total Foreign Issuer Bonds
(Cost $8,745)		8,811

U.S. GOVERNMENT AGENCIES – 16.2% (3)

Fannie Mae – 9.0%

Pool #555649, 7.50%, 10/1/32	84	98

Pool #893082, 2.67%, 9/1/36	473	504

Pool #AB3114, 5.00%, 6/1/41	1,609	1,742

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	50	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 16.2% (3) – continued

Fannie Mae – 9.0% continued

Pool #AD7061, 5.50%, 6/1/40	$236	$259

Pool TBA,
5.50%, 12/15/29 (4)	2,300	2,497
6.00%, 12/15/31 (4)	5,320	5,831

Series 2006-12, Class PB, 5.50%, 8/25/29	323	326
		11,257

Freddie Mac – 2.4%

Pool #1B3617, 5.90%, 10/1/37	494	525

Pool #848076, 5.49%, 6/1/38	860	927

Series 2668, Class OE, 5.00%, 10/15/28	286	286

Series 2866, Class TM, 5.00%, 1/15/29	83	84

Series 3070, Class QD, 5.00%, 9/15/28	141	141

Series 3200, Class ED, 5.00%, 12/15/31	320	320

Series 3730, Class PL, 4.50%, 1/15/33	650	678
		2,961

Freddie Mac Gold – 1.2%

Pool #A92650, 5.50%, 6/1/40	750	810

Pool #G13387, 5.00%, 4/1/23	677	728
		1,538

Government National Mortgage Association – 2.5%

Series 2007-15, Class A, 4.51%, 10/16/28	765	780

Series 2007-4, Class A, 4.21%, 6/16/29	392	400

Series 2008-8, Class A, 3.61%, 11/16/27	381	385

Series 2011-49, Class A, 2.45%, 7/16/38	988	1,013

Series 2011-49, Class AB, 2.80%, 1/16/34	492	506
		3,084

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 16.2% (3) – continued

Government National Mortgage Association II – 1.1%

Pool #82581, 4.00%, 7/20/40	$1,249	$1,330
Total U.S. Government Agencies
(Cost $20,079)		20,170
U.S. GOVERNMENT OBLIGATIONS – 25.0%

U.S. Treasury Notes – 25.0%

0.25%, 11/30/13	18,175	18,173
0.38%, 11/15/14 †	13,010	13,005
		31,178
Total U.S. Government Obligations
(Cost $31,163)		31,178
	NUMBER OF SHARES	VALUE (000S)
INVESTMENT COMPANIES – 34.6%

Northern Institutional Funds – Diversified Assets Portfolio (5)(6)	18,653,254	$18,653

Northern Institutional Funds – Liquid Assets Portfolio (5)(7)(8)	24,390,149	24,390
Total Investment Companies
(Cost $43,043)		43,043
	PRINCIPAL AMOUNT (000S)	VALUE (000S)
SHORT-TERM INVESTMENTS – 0.2%

U.S. Treasury Bill, 0.11%, 12/15/11 (9)	$200	$200
Total Short-Term Investments
(Cost $200)		200
Total Investments – 124.7%
(Cost $154,525)		155,262

Liabilities less Other Assets – (24.7)%		(30,743)
NET ASSETS –100.0%		$124,519

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	51	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

SHORT BOND PORTFOLIO continued

(1)	Restricted security that has been deemed illiquid. At November 30, 2011, the value of these restricted illiquid securities amounted to approximately $3,744,000 or 3.0% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)

ING Bank N.V., 2.00%, 10/18/13	10/13/10	$853

Liberty Mutual Group, Inc., 5.75%, 3/15/14	6/16/09-1/5/10	393

Macquarie Group Ltd., 7.30%, 8/1/14	12/14/10-12/15/10	513

Metropolitian Life Global Funding I, 2.50%, 9/29/15	9/22/10	450

New York Life Global Funding, 4.65%, 5/9/13	10/27/09	515

Nissan Motor Acceptance Corp., 4.50%, 1/30/15	1/20/10	588

Pricoa Global Funding I, 5.45%, 6/11/14	6/4/09	379

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly sold without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Institutional Funds.
(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(4)	When-Issued Security.
(5)	Investment in affiliated Portfolio.
(6)	At November 30, 2010, the value of the Portfolio’s investment in the Diversified Assets Portfolio of the Northern Institutional Funds was approximately $29,153,000 with net sales of approximately $10,500,000 during the fiscal year ended November 30, 2011.
(7)	Investment relates to cash collateral received from portfolio securities loaned.
(8)	At November 30, 2010, the value of the Portfolio’s investment in the Liquid Assets Portfolio of the Northern Institutional Funds was approximately $25,913,000 with net sales of approximately $1,523,000 during the fiscal year ended November 30, 2011.
(9)	Security pledged as collateral to cover margin requirements for open futures contracts.

†	Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2011, the credit quality distribution (unaudited) for the Short Bond Portfolio was:

QUALIT Y DISTRIBUTION*	% OF INVESTMENTS
AAA	48.3%
AA	5.2
A	15.0
BAA	13.4
BA	2.9
B	1.0
Cash Equivalents	14.2

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s, and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Portfolio will assign a rating of not rated. The ratings represent the rating agencies’ opinions of the quality of the securities they rate. The ratings, expressed in Moody’s nomenclature, range from Aaa (judged to be of the highest quality, with minimal credit risk) to C (the lowest rated class of bonds, typically in default, with little prospect for recovery of principal or interest). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). Ratings are relative and subjective and are not absolute standards of quality.

At November 30, 2011, the Short Bond Portfolio had open futures contracts as follows:

TYPE	NUMBER OF CONTRACTS	NOTIONAL AMOUNT (000S)	CONTRACT POSITION	CONTRACT EXP.	UNREALIZED GAINS (LOSSES) (000S)
Five Year U.S. Treasury Note	50	$6,150	Short	12/11	$(8)

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	52	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three Levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Short Bond Portfolio’s investments and other financial instruments, which are carried at fair value, as of November 30, 2011:

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)		LEVEL 3 (000S)	TOTAL (000S)
Asset-Backed Securities	$–	$11,226	(1)	$–	$11,226
Corporate Bonds	–	40,634	(1)	–	40,634
Foreign Issuer Bonds	–	8,811	(1)	–	8,811
U.S. Government Agencies	–	20,170	(1)	–	20,170
U.S. Government Obligations	–	31,178		–	31,178
Investment Companies	43,043	–		–	43,043
Short-Term Investments	–	200		–	200
Total Investments	$43,043	$112,219		$–	$155,262

OTHER FINANCIAL INSTRUMENTS
Liabilities
Futures Contracts	$(8)	$–		$–	$(8)

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses significant transfers between levels based on valuations at the end of each reporting period. At November 30, 2011, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on November 30, 2010. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	53	FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SECURITIES PORTFOLIO

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 24.0% (1)

Fannie Mae – 15.9%
2.25%, 3/2/17	$600	$603
Pool #555649, 7.50%, 10/1/32	61	71
Pool #745148, 5.00%, 1/1/36	490	527
Pool #893082, 2.67%, 9/1/36	178	190
Pool #AH1166, 4.50%, 12/1/40	309	327
Pool TBA, 5.50%, 12/1/29 (2)	1,270	1,379
6.00%, 12/15/31 (2)	625	685
4.50%, 12/15/39 (2)	975	1,031
5.00%, 12/15/39 (2)	1,230	1,322
Series 2007, Class 26C, 5.50%, 3/25/33	398	416
		6,551

Federal Home Loan Bank – 1.0%
1.63%, 11/21/12	390	395

Freddie Mac – 2.5%
3.00%, 7/28/14 †	50	53
Pool #1J0365, 5.72%, 4/1/37	224	238
Pool #1J2840, 5.88%, 9/1/37	433	461
Pool #410092, 2.33%, 11/1/24	6	5
Series 3730, Class PL, 4.50%, 1/15/33	250	261
		1,018

Government National Mortgage Association – 3.1%
Series 2008, Class 8A, 3.61%, 11/16/27	133	135
Series 2010, Class 141A, 1.86%, 8/16/31	290	292
Series 2011, Class 31A, 2.21%, 12/16/35	344	351
Series 2011, Class 49A, 2.45%, 7/16/38	296	304
Series 2011, Class 49AB, 2.80%, 1/16/34	197	202
		1,284

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 24.0% (1) – continued

Government National Mortgage Association II – 1.5%
Pool #82581, 4.00%, 7/20/40	$562	$599
Total U.S. Government Agencies
(Cost $9,751)		9,847

U.S. GOVERNMENT OBLIGATIONS – 60.0%

U.S. Treasury Notes – 60.0%
0.25%, 11/30/13	5,550	5,550
2.63%, 7/31/14	364	386
0.38%, 11/15/14 †	8,100	8,097
2.13%, 11/30/14 †	440	462
0.88%, 11/30/16	10,177	10,138
		24,633
Total U.S. Government Obligations
(Cost $24,610)		24,633
	NUMBER OF SHARES	VALUE (000S)

INVESTMENT COMPANIES – 46.8%

Northern Institutional Funds – Government Portfolio (3)(4)	9,063,219	$9,063
Northern Institutional Funds – Liquid Assets Portfolio (4)(5)(6)	10,170,242	10,170
Total Investment Companies
(Cost $19,233)		19,233
	PRINCIPAL AMOUNT (000S)	VALUE (000S)

SHORT-TERM INVESTMENTS – 0.3%
U.S. Treasury Bill, 0.11%, 12/15/11	$150	$150
Total Short-Term Investments
(Cost $150)		150
Total Investments – 131.1%
(Cost $53,744)		53,863
Liabilities less Other Assets – (31.1)%		(12,789)
NET ASSETS - 100.0%		$41,074

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS	54	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(2)	When-Issued Security.
(3)	At November 30, 2010, the value of the Portfolio’s investment in the Government Portfolio of the Northern Institutional Funds was approximately $10,505,000 with net sales of approximately $1,442,000 during the fiscal year ended November 30, 2011.
(4)	Investment in affiliated Portfolio.
(5)	At November 30, 2010, the value of the Portfolio’s investment in the Liquid Assets Portfolio of the Northern Institutional Funds was approximately $16,394,000 with net sales of approximately $6,224,000 during the fiscal year ended November 30, 2011.
(6)	Investment relates to cash collateral received from portfolio securities loaned.
†	Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2011, the quality distribution (unaudited) for the U.S. Government Securities Portfolio was:

QUALITY DISTRIBUTION *	% of INVESTMENTS
AAA	78.4%
AA	0.9
Cash Equivalents	20.7

Total	100.0%

* Credit quality ratings are based on the conservative average of Moody’s, Standard & Poor’s, and Fitch ratings. If ratings from all three rating agencies disagree, the model assigns the middle rating to the security. If two of the three agree, the model assigns the rating from those two to the security. If none of these three rating agencies has assigned a rating, the Portfolio will assign a rating of not rated. The ratings represent the rating agencies’ opinions of the quality of the securities they rate. The ratings, expressed in Moody’s nomenclature, range from Aaa (judged to be of the highest quality, with minimal credit risk) to C (the lowest rated class of bonds, typically in default, with little prospect for recovery of principal or interest). Short-term ratings, expressed in Standard & Poor’s nomenclature, range from A-1 (obligor’s capacity to meet its financial commitment on the obligation is strong) to A-3 (exhibits adequate protection parameters). Ratings are relative and subjective and are not absolute standards of quality.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three Levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the U.S. Government Securities Portfolio’s investments, which are carried at fair value, as of November 30, 2011 :

INVESTMENTS	LEVEL 1 (000S)	LEVEL 2 (000S)		LEVEL 3 (000S)	TOTAL (000S)
U.S. Government Agencies	$–	$9,847	(1)	$–	$9,847
U.S. Government Obligations	–	24,633		–	24,633
Investment Companies	19,233	–		–	19,233
Short-Term Investments	–	150		–	150

Total Investments	$19,233	$34,630		$–	$53,863

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses significant transfers between levels based on valuations at the end of each reporting period. At November 30, 2011, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on November 30, 2010. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	55	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Institutional Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 20 portfolios as of November 30, 2011, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Bond, Core Bond, U.S. Treasury Index, Intermediate Bond, Short Bond, and U.S. Government Securities Portfolios (each a “Portfolio” and collectively, the “Portfolios” or “Fixed Income Portfolios”) are separate investment portfolios of the Trust, all of which are diversified portfolios. Presented herein are the financial statements for the Fixed Income Portfolios.

Northern Trust Investments, Inc. (“NTI” formerly known as and conducting business as Northern Trust Investments, N.A.), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for each of the Portfolios. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

Each of the Fixed Income Portfolios was authorized to issue three classes of shares: Class A, C and D. Each class was distinguished by the level of administrative, liaison and transfer agent services provided. Effective October 13, 2011, the Class C Share and Class D Share classes of each of the Portfolios were closed to investment by new accounts. At the close of business on November 28, 2011, shareholders who held Class C Shares and Class D Shares of each Portfolio had their shares automatically converted to Class A Shares of the same Portfolio on the basis of the relative net asset value per share of the respective share classes as of the close of business on November 28, 2011.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America or “GAAP”. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Portfolio’s Class A Shares is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES AND DERIVATIVE CONTRACTS Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account security prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at their NAV. Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments, with a maturity of 60 days or less, are valued at amortized cost, which the investment adviser has determined, pursuant to the Board of Trustees’ authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment adviser under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Portfolio if an event occurs after the publication of market values normally used by a Portfolio, but before the time as of which the Portfolio calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Portfolio, in which case the Trust may use adjustment factors obtained from an independent evaluation

FIXED INCOME PORTFOLIOS	56	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

NOVEMBER 30, 2011

service that are intended to reflect more accurately the fair value of those securities as of the time the Portfolio’s NAV is calculated. The use of fair valuation involves the risk that the values used by the Portfolios to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Each Portfolio may invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. When used as a hedge, a Portfolio may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. A Portfolio may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Portfolio may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. The Portfolio bears the market risk arising from changes in the value of these financial instruments. At the time a Portfolio enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statement of Operations reflect gains or losses, if any, as net realized gains (losses) on futures contracts for closed futures contracts and as net change in unrealized appreciation (depreciation) on futures contracts for open futures contracts. Further information on the impact of these positions to each Portfolio’s financial statements can be found in Note 10.

At November 30, 2011, the Short Bond Portfolio had entered into exchange-traded long futures contracts. The aggregate market value of assets pledged to cover margin requirements for open positions was approximately $200,000. Further information on the impact of these positions to the Short Bond Portfolio’s financial statements can be found in Note 10.

C) FOREIGN CURRENCY TRANSLATIONS Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the NYSE normally at approximately 3:00 P.M. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included on the Statements of Operations with net realized and unrealized gains (losses) on investments. The realized gains or losses, if any, on translations of other assets and liabilities denominated in foreign currencies are included in foreign currency transactions on the Statements of Operations.

D) FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Portfolios are authorized to enter into foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Portfolio’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Portfolio’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are “marked-to-market” daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. The Portfolio records realized gains or losses at the time the foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in Net realized gains (losses) on foreign currency exchange contracts in the Statements of Operations.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolios bear the market risk from changes in foreign currency exchange rates and the credit risk if the counterparty to the contract fails to perform. The Statements of Operations reflect realized gains (losses), if any, in foreign currency transactions and change in unrealized appreciation (depreciation) on foreign currency exchange contracts. Further information on the impact of these positions to the Portfolios’ financial statements can be found in Note 10.

E) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Portfolios may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Portfolio enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to the Portfolio until settlement takes place. At the time the Portfolio enters into this type of transaction, it is required to segregate cash or other

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	57	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

liquid assets at least equal to the amount of the commitment. As of November 30, 2011, the aggregate market value of securities segregated to cover the commitment was approximately (in thousands) $75,345, $53,687, $14,493, $44,862 and $23,265 for the Bond, Core Bond, Intermediate Bond, Short Bond, and U.S. Government Securities Portfolios, respectively. When-issued securities at November 30, 2011, if any, are noted in each Portfolio’s Schedule of Investments and in aggregate, in each Portfolio’s Statement of Assets and Liabilities.

F) MORTGAGE DOLLAR ROLLS The Portfolios may enter into mortgage “dollar rolls” in which a Portfolio sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase other mortgage securities on a specified future date. During the roll period, a Portfolio loses the right to receive principal and interest paid on the securities sold. However, a Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase.

For financial reporting and tax purposes, the Portfolios treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

G) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Portfolios determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent the stated coupon rate, annualized yield on date of purchase for discount notes and the current reset rate for floating rate securities or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts.

H) EXPENSES Each Portfolio is charged for those expenses that are directly attributable to that Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Portfolio are allocated among all Portfolios in the Trust in proportion to each Portfolio’s relative net assets.

I) PORTFOLIO SECURITIES LOANED The Portfolios participate in Northern Trust’s securities lending program and have loaned a portion of their investment portfolios to securities lending borrowers (e.g., brokers approved by Northern Trust) at November 30, 2011. Northern Trust receives collateral for the Portfolios, generally consisting of cash, government securities and letters of credit from the borrowers on behalf of the participating Portfolios in connection with such loans. Pursuant to an exemptive order granted by the Securities and Exchange Commission, each of the Portfolios has invested cash collateral in Northern Institutional Funds – Liquid Assets Portfolio, one of the Trust’s money market funds. Each Portfolio’s percentage of ownership in the Liquid Assets Portfolio is less than 5 percent as of November 30, 2011. Non-cash collateral is held in custody for the Portfolios. The Portfolios do not exercise effective control over the non-cash collateral received and therefore it is not recognized on the Portfolios’ Statements of Assets and Liabilities. The value of the collateral is monitored daily to ensure the value of such collateral meets or exceeds the value of the securities loaned. However, in the event of default or bankruptcy by the borrowing party under the securities lending agreements, realization and/or retention of the collateral may be subject to legal proceedings.

The Portfolios continue to earn income on portfolio securities loaned, and receive compensation for lending their securities in the form of income earned on invested cash collateral and fees paid on non-cash collateral. Income earned by the Portfolios from securities lending is based on the amount and type of securities loaned, the length of the borrowing period and other factors. The Portfolios pay fees to Northern Trust for administering the securities lending program. The fees are typically based on a percentage of the revenue generated from the lending activities. Income from securities lending (net of fees) is disclosed as investment income in each Portfolio’s Statement of Operations.

The value of securities loaned to borrowers and the value of collateral received from such borrowers and held on behalf of the Portfolios at November 30, 2011, and the securities lending fees earned by Northern Trust for the fiscal year ended were as follows:

Amounts in thousands	VALUE OF SECURITIES LOANED	CASH COLLATERAL HELD ON BEHALF OF THE PORTFOLIO	NON-CASH COLLATERAL HELD ON BEHALF OF THE PORTFOLIO	FEES EARNED BY NORTHERN TRUST
Bond	$44,422	$45,394	$—	$18
Core Bond	15,332	15,673	—	7
U.S. Treasury Index	37,878	35,040	3,748	8
Intermediate Bond	9,264	9,473	—	7
Short Bond	23,909	24,390	—	13
U.S. Government Securities	9,951	10,170	—	6

FIXED INCOME PORTFOLIOS	58	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

NOVEMBER 30, 2011

The following Portfolios had loaned securities in excess of 5 percent of net assets to the following individual broker/dealers at November 30, 2011. No other loans to individual broker/dealers exceeded 5 percent of each respective Portfolio’s net assets at November 30, 2011.

Portfolio	BROKER/DEALER	% OF SECURITIES LOANED WITH RESPECT TO NET ASSETS
Bond	Goldman Sachs & Co.	10.45%
Core Bond	Citigroup Global Markets, Inc	6.41%
U.S. Treasury Index	Goldman Sachs & Co.	8.18%
	Morgan Stanley & Co.	5.68%
Intermediate Bond	Barclay’s Capital, Inc.	6.56%
	Citigroup Global Markets, Inc	10.91%
Short Bond	Citigroup Global Markets, Inc	13.41%
U.S. Government Securities	Citigroup Global Markets, Inc	19.72%

J) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income are declared and paid as follows:

DECLARATION AND PAYMENT FREQUENCY
Bond	Monthly
Core Bond	Monthly
U.S. Treasury Index	Monthly
Intermediate Bond	Monthly
Short Bond	Monthly
U.S. Government Securities	Monthly

Distribution of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with GAAP. Accordingly, the Portfolios may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. The reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and GAAP. These reclassifications may relate to net operating losses, Section 988 currency gains, Passive Foreign Investment Companies (PFICs) gains and losses, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the total net assets or the net asset values of the Portfolios. At November 30, 2011 the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK
Bond	$209	$(209)	$ —
Core Bond	76	(76)	—
U.S. Treasury Index	—	—	—
Intermediate Bond	26	(26)	—
Short Bond	474	(474)	—
U.S. Government Securities	86	(86)	—

K) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Portfolio’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

At November 30, 2011, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

Amounts in thousands	NOVEMBER 30, 2014	NOVEMBER 30, 2015	NOVEMBER 30, 2016
Bond	$—	$1,031	$1,159
Short Bond	1,023	653	932

The Portfolios in the above table may offset future capital gains with these capital loss carryforwards.

The following capital loss carryforwards were utilized at November 30, 2011, for U.S. Federal income tax purposes:

Amounts in thousands
Bond	$5,911
Short Bond	1,282

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules affecting the Portfolios. In general, the provisions of the Act will be effective for the Portfolios’ fiscal year ending November 30, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a Portfolio’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses are utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Portfolios, if any, will be contained within the “Federal Income Taxes” section of the financial statement notes for the fiscal year ending November 30, 2012.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	59	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

At November 30, 2011, the tax components of undistributed net investment income and realized gains were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME	LONG-TERM CAPITAL GAINS
Bond	$—	$188	$—
Core Bond	—	2,202	543
U.S. Treasury Index	—	62	2,761
Intermediate Bond	—	637	424
Short Bond	—	56	—
U.S. Government Securities	—	785	187

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2011, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME	LONG-TERM CAPITAL GAINS
Bond	$—	$7,890	$—
Core Bond	—	3,541	641
U.S. Treasury Index	—	2,975	2,357
Intermediate Bond	—	2,535	126
Short Bond	—	3,450	—
U.S. Government Securities	—	2,377	38

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2010, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME	LONG-TERM CAPITAL GAINS
Bond	$ —	$8,774	$ —
Core Bond	—	3,144	—
U.S. Treasury Index	—	4,685	1,711
Intermediate Bond	—	1,287	—
Short Bond	—	4,410	—
U.S. Government Securities	—	2,845	51

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of November 30, 2011, no Portfolio had uncertain tax positions that would require financial statement recognition or disclosure. The Portfolios’ federal tax returns filed for the fiscal years ended November 30, 2007 through November 30, 2010 remain subject to examination by the Internal Revenue Service. Any interest or penalties incurred on future unknown, uncertain tax positions taken by the Portfolios will be recorded as interest expense on the Statements of Operations.

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment adviser is entitled to receive an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Portfolio’s respective average daily net assets). For the fiscal year ended November 30, 2011, the investment adviser contractually agreed to waive a portion of the advisory fees which is shown as “Less waivers of investment advisory fees” in the accompanying Statements of Operations. The contractual waiver arrangement is expected to last until at least April 1, 2012. After this date, the investment adviser or a Portfolio may terminate the contractual arrangement. The annual advisory fees and waiver rates expressed as a percentage of average daily net assets for the fiscal year ended November 30, 2011, were as follows:

	ANNUAL ADVISORY FEE	LESS WAIVER	ADVISORY FEE AFTER WAIVER
Bond	0.40%	0.15%	0.25%
Core Bond	0.40%	0.15%	0.25%
U.S. Treasury Index	0.30%	0.15%	0.15%
Intermediate Bond	0.40%	0.15%	0.25%
Short Bond	0.40%	0.15%	0.25%
U.S. Government Securities	0.40%	0.15%	0.25%

As compensation for the services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at an annual rate of 0.01 percent of the average daily net assets of the outstanding Class A shares of the Portfolios. Prior to November 28, 2011, Northern Trust received a fee, accrued daily and payable monthly, at an annual rate of 0.10 percent and 0.15 percent of the average daily net assets of the outstanding Class C and D shares, respectively, of the Portfolios.

FIXED INCOME PORTFOLIOS	60	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

NOVEMBER 30, 2011

Class-specific transfer agent fees for the fiscal year ended November 30, 2011, were as follows:

Amounts in thousands	CLASS A	CLASS C	CLASS D
Bond	$23	$ —	$ —
Core Bond	10	—	—
U.S. Treasury Index	13	—	—
Intermediate Bond	5	—	—
Short Bond	16	—	—
U.S. Government Securities	6	—	—

For compensation as custodian, Northern Trust receives an amount based on certain levels of fixed and variable fees based on asset levels of the Portfolios. The Portfolios have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios’ custodian expenses. Custodian credits, if any, are reflected in the Portfolios’ Statements of Operations.

4. ADMINISTRATION, DISTRIBUTION AND OTHER AGREEMENTS

NTI, as Administrator, is entitled to an administration fee from the Portfolios at the annual rate of 0.10 percent of the average daily net assets of each Portfolio.

Under the Administration Agreement with the Trust, which may be amended by the Trust’s Board of Trustees without shareholder approval, NTI, as Administrator, has agreed to reimburse expenses (including fees payable to NTI for its services as Administrator, but excluding investment advisory fees and related waivers, transfer agency fees, service agent fees, taxes, interest and other extraordinary expenses) (“Expenses”) that exceed on an annualized basis 0.10 percent of each Portfolio’s average daily net assets.

The expenses reimbursed during the fiscal year ended November 30, 2011, under such arrangements, are shown as “Less expenses reimbursed by administrator and adviser” in the accompanying Statements of Operations. The expense reimbursement receivable at November 30, 2011 is shown as “Receivable from affiliated administrator” in the accompanying Statement of Assets and Liabilities. The expense reimbursement is paid monthly by NTI as Administrator.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Portfolios. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

Northern Funds Distributors, LLC, the distributor for the Portfolios, received no compensation from the Portfolios under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolios. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in “Trustee fees” on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of the Trust and/or the Global Tactical Asset Allocation Fund of Northern Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. SHAREHOLDER SERVICING PLAN

The Trust adopted a Shareholder Servicing Plan pursuant to which the Trust entered into agreements with institutions or other financial intermediaries under which they rendered certain shareholder administrative support services for their customers or other investors who beneficially owned Class C and D shares. As compensation under the Shareholder Servicing Plan, the institution or other financial intermediary received a fee at an annual rate of up to 0.15 percent and 0.25 percent of the average daily net assets of the outstanding Class C and D shares, respectively. Those institutions and financial intermediaries that received fees pursuant to the Shareholder Servicing Plan for Class C and D shares prior to November 28, 2011 have entered into similar agreements with NTI under which they render certain shareholder administrative support services to their customers and other investors who beneficially own Class A shares.

Class-specific shareholder servicing fees for the fiscal year ended November 30, 2011, were less than $500 for each of the Portfolios.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	61	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

6. INVESTMENT TRANSACTIONS

For the fiscal year ended November 30, 2011, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Portfolios were as follows:

	PURCHASES		SALES
Amounts in thousands	U.S. GOVERNMENT	OTHER	U.S. GOVERNMENT	OTHER
Bond	$1,533,566	$92,869	$1,544,340	$82,295
Core Bond	720,467	45,652	736,174	39,650
U.S. Treasury Index	82,366	—	90,563	—
Intermediate Bond	313,830	22,671	319,718	27,879
Short Bond	517,446	55,319	523,470	78,720
U.S. Government Securities	593,124	—	622,101	—

At November 30, 2011, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments and the cost basis of securities were as follows:

Amounts in thousands	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET APPRECIATION (DEPRECIATION)	COST BASIS OF SECURITIES
Bond	$5,296	$(2,125)	$3,171	$295,649
Core Bond	2,270	(766)	1,504	113,439
U.S. Treasury Index	8,554	(5)	8,549	162,484
Intermediate Bond	452	(353)	99	52,777
Short Bond	1,245	(524)	721	154,541
U.S. Government Securities	138	(46)	92	53,771

7. RELATED PARTY TRANSACTIONS

Pursuant to an exemptive order issued by the SEC, each Portfolio may invest its uninvested cash in a money market fund advised by the investment adviser or its affiliates. Accordingly, each Portfolio will bear indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the advisory, administrative, transfer agency and custody fees that the money market fund pays to the investment adviser and/or its affiliates. The uninvested cash of the Bond, Core Bond, Intermediate Bond and Short Bond Portfolios currently is invested in the Trust’s Diversified Assets Portfolio and the uninvested cash of the U.S. Treasury Index and U.S. Government Securities Portfolios is currently invested in the Trust’s Government Portfolio. The aggregate annual rate of advisory, administration, transfer agency and custody fees payable to the investment adviser and/or its affiliates on any assets invested in the Trust’s Diversified Assets or Government Portfolios is 0.35 percent of the average daily net asset value of those assets. However, pursuant to the exemptive order, the investment adviser will reimburse each Portfolio for advisory fees otherwise payable by the Portfolio on any assets invested in the Diversified Assets or Government Portfolios. This reimbursement is included in Less expenses reimbursed by administrator and adviser as a reduction to Total Expenses on the Statements of Operations. This reimbursement’s impact on each Portfolio’s net expense and net income ratios is included in each Portfolio’s Financial Highlights. The exemptive order requires the Portfolios’ Board of Trustees to determine before a vote on the Advisory Agreement that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

8. BANK BORROWINGS

Prior to December 9, 2010, the Trust had a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. The interest rate charged under the agreement was dependent on the type of loan. For base rate loans, the interest rate was the sum of the applicable margin (either 0.75 percent or zero) and the highest of (i) 0.50 percent in excess of the Federal Funds Rate, (ii) 1.00 percent in excess of the Adjusted London Interbank Offered Rate (“LIBOR”) and (iii) the prime lending rate. For LIBOR loans, the interest rate was the sum of the applicable margin (0.75 percent) and the LIBOR then in effect. For an Interbank Offered Rate (“IBOR”) loan, the interest rate was the sum of the applicable margin (0.75 percent) and the IBOR then in effect. In addition, there was an annual commitment fee of 12 basis points on the unused portion of the credit line under the agreement, payable quarterly in arrears, which is included in Other expenses on the Statement of Operations.

Effective December 9, 2010, the Trust entered into a $150,000,000 senior unsecured revolving credit facility administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month LIBOR on the date of borrowing exceeds the Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.25 percent. In addition, there is an annual commitment fee of 10 basis points on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 4, 2011, the Board of Trustees of the Trust approved an agreement that modified the Credit Facility (as so modified, the “New Credit Facility”). The interest rate charged under the New Credit Facility will be equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month

FIXED INCOME PORTFOLIOS	62	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

NOVEMBER 30, 2011

LIBOR on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there will be an annual commitment fee of 8 basis points on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility is anticipated to go into effect on December 1, 2011 and will expire on November 29, 2012, unless renewed.

At November 30, 2011, the Portfolios did not have any outstanding loans. The Portfolios did not incur any interest expense during the fiscal year ended November 30, 2011.

9. CAPITAL SHARE TRANSACTIONS

Transactions in Class A shares for the fiscal year ended November 30, 2011 were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	AUTOMATIC CONVERSION SHARES	AUTOMATIC CONVERSION VALUE	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond	2,995	$63,584	6	$131	304	$6,457	(2,836)	$(59,845)	469	$10,327
Core Bond	1,060	11,168	—	—	319	3,342	(2,131)	(22,618)	(752)	(8,108)
U.S. Treasury Index	2,606	58,480	—	3	211	4,669	(3,172)	(70,359)	(355)	(7,207)
Intermediate Bond	718	15,161	—	3	97	2,045	(1,315)	(27,973)	(500)	(10,764)
Short Bond	3,498	66,379	4	73	110	2,082	(6,230)	(118,279)	(2,618)	(49,745)
U.S. Government Securities	125	2,527	3	70	116	2,334	(1,461)	(29,713)	(1,217)	(24,782)

Transactions in Class A shares for the fiscal year ended November 30, 2010, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond	1,368	$28,483	358	$7,463	(4,924)	$(102,181)	(3,198)	$(66,235)
Core Bond	3,174	33,060	229	2,391	(3,137)	(32,512)	266	2,939
U.S. Treasury Index	1,697	38,105	244	5,402	(1,639)	(36,851)	302	6,656
Intermediate Bond	647	13,858	43	914	(375)	(7,994)	315	6,778
Short Bond	7,251	137,745	162	3,061	(8,424)	(159,760)	(1,011)	(18,954)
U.S. Government Securities	820	16,662	138	2,800	(1,415)	(28,963)	(457)	(9,501)

Transactions in Class C shares for the fiscal year ended November 30, 2011 were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond	—	$6	—	$4	(7)	$(159)	(7)	$(149)
Core Bond	—	—	—	—	—	(2)	—	(2)
U.S. Treasury Index	—	—	—	—	—	(2)	—	(2)

Transactions in Class C shares for the fiscal year ended November 30, 2010, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET DECREASE IN SHARES	NET DECREASE IN NET ASSETS
Bond	3	$52	—	$6	(5)	$(99)	(2)	$(41)

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	63	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

Transactions in Class D shares for the fiscal year ended November 30, 2011 were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	AUTOMATIC CONVERSION SHARES	AUTOMATIC CONVERSION VALUE	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond	1	$23	—	$3	(1)	$(20)	(6)	$(131)	(6)	$(125)
Core Bond	—	—	—	—	—	(1)	—	—	—	(1)
U.S. Treasury Index	—	1	—	—	(2)	(47)	—	(3)	(2)	(49)
Intermediate Bond	—	—	—	—	—	(2)	—	(3)	—	(5)
Short Bond	1	9	—	1	—	(2)	(4)	(73)	(3)	(65)
U.S. Government Securities	—	2	—	—	—	(3)	(3)	(70)	(3)	(71)

Transactions in Class D shares for the fiscal year ended November 30, 2010, were as follows:

Amounts in thousands	SHARES SOLD	PROCEEDS FROM SHARES SOLD	SHARES FROM REINVESTED DIVIDENDS	REINVESTMENT OF DIVIDENDS	SHARES REDEEMED	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN SHARES	NET INCREASE (DECREASE) IN NET ASSETS
Bond	1	$18	—	$1	—	$—	1	$19
U.S. Treasury Index	—	2	—	—	—	—	—	2
Short Bond	—	9	—	2	—	—	—	11
U.S. Government Securities	—	1	—	3	(2)	(30)	(2)	(26)

10. DERIVATIVE INSTRUMENTS

None of the derivatives held in the Portfolios have been designated as hedging instruments. Information concerning the types of derivatives in which the Portfolios invest, the objectives for using them and their related risks can be found in Note 2.

Below are the types of derivatives by primary risk exposure as presented in the Statements of Assets and Liabilities as of November 30, 2011:

Amounts in thousands		ASSETS		LIABILITIES
PORTFOLIO NAME	DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	VALUE		COUNTERPARTY
Short Bond	Interest Rate Contracts	Net Assets – Unrealized appreciation	—*	Net Assets – Unrealized depreciation	(8	)*	Credit Suisse

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments footnotes. Only the current day’s variation margin is reported with the Statements of Assets and Liabilities.

The following tables set forth by primary risk exposure the Portfolios’ realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended November 30, 2011:

Amounts in thousands	AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
PORTFOLIO NAME	DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Bond	Interest Rate Contracts	Net realized gains (losses) on futures contracts	$(68)
Core Bond	Interest Rate Contracts	Net realized gains (losses) on futures contracts	(21)
Intermediate Bond	Interest Rate Contracts	Net realized gains (losses) on futures contracts	(16)
Short Bond	Interest Rate Contracts	Net realized gains (losses) on futures contracts	(494)
U.S. Government Securities	Interest Rate Contracts	Net realized gains (losses) on futures contracts	(20)

Amounts in thousands	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
PORTFOLIO NAME	DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	VALUE
Short Bond	Interest Rate Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$14

FIXED INCOME PORTFOLIOS	64	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

NOVEMBER 30, 2011

Volume of derivative activity for the fiscal year ended November 30, 2011:

	INTEREST RATE CONTRACTS
	NUMBER OF TRADES	AVERAGE NOTIONAL AMOUNT VALUE (000s)
Bond	3	$2,437
Core Bond	3	745
Intermediate Bond	3	627
Short Bond	9	5,490
U.S. Government Securities	1	1,066

11. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Portfolios may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Portfolios. The maximum exposure to the Portfolios under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

12. NEW ACCOUNTING PRONOUNCEMENTS

On April 15, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03, Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements (“ASU No. 2011-03”). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financings (secured borrowings/lending agreements) as opposed to sales (purchases) with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the Portfolios’ financial statement amounts or disclosures, if any.

On May 12, 2011, the FASB issued ASU No. 2011-04, Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”), modifying Accounting Standards Codification (“ASC”) 820. At the same time, the International Accounting Standards Board (“IASB”) issued International financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation procedures used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this requirement and the impact it will have to the Portfolios’ financial statement disclosures.

13. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Portfolios through the date the financial statements were available to be issued and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	65	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Northern Institutional Funds Shareholders and Board of Trustees:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Bond, Core Bond, U.S. Treasury Index, Intermediate Bond, Short Bond, and U.S. Government Securities Portfolios, comprising the Fixed Income Portfolios (the “Portfolios”) of the Northern Institutional Funds as of November 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bond, Core Bond, U.S. Treasury Index, Intermediate Bond, Short Bond, and U.S. Government Securities Portfolios at November 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 19, 2012

FIXED INCOME PORTFOLIOS	66	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

TAX INFORMATION	NOVEMBER 30, 2011 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION (Unaudited) The following Portfolios made capital gain distributions in December 2011, as follows (in thousands):

	LONG-TERM CAPITAL GAIN
Portfolio	20%	15%
Core Bond	$—	$543
U.S. Treasury Index	—	2,761
Intermediate Bond	—	424
U.S. Government Securities	—	187

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	67	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FUND EXPENSES	NOVEMBER 30, 2011 (UNAUDITED)

As a shareholder of the Portfolios, you incur two types of costs: (1) transaction costs, if any; and (2) ongoing costs, including advisory fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2011 through November 30, 2011.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 6/1/11 - 11/30/11” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, or other costs such as advisory fees related to affiliated money market funds investments, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. If these fees were included, your costs would have been higher. The information does not reflect reimbursement on advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds (as described on page 62). Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

BOND

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/11	ENDING ACCOUNT VALUE 11/30/11	EXPENSES PAID* 6/1/11 - 11/30/11
Actual	0.36%	$1,000.00	$1,027.70	$1.83
Hypothetical	0.36%	$1,000.00	$1,023.26	$1.83	**

CORE BOND

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/11	ENDING ACCOUNT VALUE 11/30/11	EXPENSES PAID* 6/1/11 - 11/30/11
Actual	0.36%	$1,000.00	$1,028.40	$1.83
Hypothetical	0.36%	$1,000.00	$1,023.26	$1.83	**

U.S. TREASURY INDEX

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/11	ENDING ACCOUNT VALUE 11/30/11	EXPENSES PAID* 6/1/11 - 11/30/11
Actual	0.26%	$1,000.00	$1,059.80	$1.34
Hypothetical	0.26%	$1,000.00	$1,023.76	$1.32	**

INTERMEDIATE BOND

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/11	ENDING ACCOUNT VALUE 11/30/11	EXPENSES PAID* 6/1/11 - 11/30/11
Actual	0.36%	$1,000.00	$1,015.40	$1.82
Hypothetical	0.36%	$1,000.00	$1,023.26	$1.83	**

SHORT BOND

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/11	ENDING ACCOUNT VALUE 11/30/11	EXPENSES PAID* 6/1/11 - 11/30/11
Actual	0.36%	$1,000.00	$1,002.90	$1.81
Hypothetical	0.36%	$1,000.00	$1,023.26	$1.83	**

U.S. GOVERNMENT SECURITIES

CLASS A	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/11	ENDING ACCOUNT VALUE 11/30/11	EXPENSES PAID* 6/1/11 - 11/30/11
Actual	0.36%	$1,000.00	$1,016.20	$1.82
Hypothetical	0.36%	$1,000.00	$1,023.26	$1.83	**

*	Expenses are calculated using the Portfolios’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended November 30, 2011. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolios’ actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

FIXED INCOME PORTFOLIOS	68	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

TRUSTEES AND OFFICERS	NOVEMBER 30, 2011 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 64 portfolios in the Northern Funds Complex—Northern Funds offers 44 portfolios and Northern Institutional Funds offers 20 portfolios.* The Northern Institutional Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

William L. Bax Age: 68 Trustee since 2005

•  Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•  Director of Big Shoulders Fund since 1997;

•  Director of Children’s Memorial Hospital since 1998;

•  Trustee of DePaul University from 1998 to 2009;

•  Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•  Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 71 Trustee since 1994

•  Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•  Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•  Founding Member and Director of the Illinois Venture Capital Association since 2001;

•  Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•  Member of the Board of Governors of The Metropolitan Club since 2003;

•  Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•  Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•  Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•  Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•  Private Equity Administrator of Illinois Technology Development Account from 2003 to 2006;

•  Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•  Chairman of ViMedicus, Inc. (a healthcare-related educational material provider) since 2010.

• None

Sharon Gist Gilliam Age: 68 Trustee since 2001

•  Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

•  CEO of Chicago Housing Authority from 2006 to 2007;

•  Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 67 Trustee since 1997

•  Chair and CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993;

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994;

•  Trustee of Rush University Medical Center.

• None

*	Ms. Skinner and Mr. Potter each oversee a total of 57 portfolios in the Northern Funds Complex—37 portfolios offered by Northern Funds and 20 offered by Northern Institutional Funds.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	69	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

TRUSTEES AND OFFICERS continued

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Michael H. Moskow Age: 73 Trustee since 2008

• Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

• Director of Commonwealth Edison since 2007;

• President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

• Director of Education Corporation of America since 2008;

• Chairman of the Japan America Society of Chicago since 2009;

• Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

• Member of the Board of Trustees of the Northwestern Memorial Foundation from 2004 to 2010;

• Member of the Board of Directors of the Civic Consulting Alliance since 2002;

• Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) since 2009;

• Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

• Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

• Member of the Board of Trustees of Lafayette College since 1996;

• Member of the Board of Directors of the National Futures Association since 2010.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm); • Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 54 Trustee since 2000	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 72 Trustee since 1982 and Chairman since 2008

• Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

• President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 68 Trustee since 2008

• Chief Investment Officer, The Allstate Corporation from January to July, 2002;

• Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

• Chairman and President of the Allstate Financial Group from 2002 to 2007;

• Chairman of the Investment Committee, Legal and General Investment Management—America, 2007;

• Board member, University of Wisconsin—Eau Claire Foundation from 2006 to present;

• Advisor, G.D. Searle Family Trusts from 2010 to present.

• GATX Corporation (transportation services); • Spirit Finance Corporation (real estate investment trust) (2003-2008).

FIXED INCOME PORTFOLIOS	70	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

NOVEMBER 30, 2011 (UNAUDITED)

INTERESTED TRUSTEE
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Stephen N. Potter (4) Age: 54 Trustee since 2008

•  Director of The Northern Trust Company of Connecticut (f/k/a Northern Trust Global Advisors, Inc.) since May 2008;

•  Chairman of Northern Trust Investments, Inc. since March 2008;

•  President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•  Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•  Executive Vice President of Northern Trust Corporation since October 2003;

•  Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•  Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

•  Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST (1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 54 50 South LaSalle Street Chicago, IL 60603 President since 2000

•  Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Director, The Northern Trust Company of Connecticut since August 2006; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 50 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	• Senior Vice President at Northern Trust Investments, Inc. since 2001; Senior Vice President at The Northern Trust Company since 2000.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	71	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Susan J. Hill Age: 55 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004

• Chief Compliance Officer of The Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Global Advisors, Inc. since 2007; Chief Compliance Officer of Northern Trust Investments, Inc. since 2005; Senior Vice President of Northern Trust Investments, Inc. since 2005; Vice President of Northern Trust Investments, Inc. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 48 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009

• Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and The Northern Trust Company of Connecticut since 2009; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 41 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

• Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 44 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008

• Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 43 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008

• Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

Michael Meehan Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011

• Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2008 to 2009; and Officer of Fund Administration of The Northern Trust Company from 2005 to 2008.

Craig R. Carberry, Esq. Age: 51 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

• Senior Counsel at The Northern Trust Company since May 2000; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisors, Inc. since 2007; Secretary of The Northern Trust Company of Connecticut since 2009; Secretary of NETS Trust from 2008 to 2009.

FIXED INCOME PORTFOLIOS	72	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

NOVEMBER 30, 2011 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Owen T. Meacham, Esq. Age: 40 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

• Senior Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2011; Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company from 2007 to 2011; Vice President and Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007.

Jose J. Del Real, Esq. Age: 34 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2011

• Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2011; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; and Associate at the law firm of Vedder Price P.C. from 2006 to 2010.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	73	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

THIS PAGE INTENTIONALLY LEFT BLANK

FIXED INCOME PORTFOLIOS	74	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FIXED INCOME PORTFOLIOS

INVESTMENT CONSIDERATIONS

BOND PORTFOLIO1,2

CORE BOND PORTFOLIO1,2

INTERMEDIATE BOND PORTFOLIO1

SHORT BOND PORTFOLIO1

U.S. GOVERNMENT SECURITIES PORTFOLIO1,3

U.S. TREASURY INDEX PORTFOLIO1,3,4

1 Bond Risk: Bond portfolios will tend to experience smaller fluctuations in value than stock portfolios. However, investors in any bond portfolio should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

2 Mortgage-Backed Securities Risk: Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, a Portfolio’s performance may be more volatile than if it did not hold these securities.

3 U.S. Government Guarantee: U.S. Government guarantees apply only to the underlying securities of a Portfolio and not the Portfolio’s shares.

4 Index Fund Risk: The performance of the Portfolio is expected to be lower than that of its index because of Portfolio fees and expenses. It is important to remember that there are risks associated with index investing, including the potential risk of market decline, as well as the risks associated with investing in specific companies.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	75	FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds’ Proxy Voting Policies and Procedures and each Portfolio’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds’ Web site at northerninstitutionalfunds.com or the SEC’s Web site at sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

FIXED INCOME PORTFOLIOS	76	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

2	PORTFOLIO MANAGEMENT COMMENTARY

8	STATEMENTS OF ASSETS AND LIABILITIES

9	STATEMENTS OF OPERATIONS

10	STATEMENTS OF CHANGES IN NET ASSETS

12	FINANCIAL HIGHLIGHTS

18	SCHEDULES OF INVESTMENTS

18	DIVERSIFIED ASSETS PORTFOLIO

22	GOVERNMENT PORTFOLIO

25	GOVERNMENT SELECT PORTFOLIO

28	TREASURY PORTFOLIO

30	TAX-EXEMPT PORTFOLIO

40	MUNICIPAL PORTFOLIO

64	ABBREVIATIONS AND OTHER INFORMATION

65	NOTES TO THE FINANCIAL STATEMENTS

72	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

73	TAX INFORMATION

74	FUND EXPENSES

76	TRUSTEES AND OFFICERS

82	INVESTMENT CONSIDERATIONS

83	INDEX DEFINITIONS

84	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Institutional Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds prospectus, which contains more complete information about Northern Institutional Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, performance would be reduced. Performance is based on net change in net asset value assuming reinvestment of all dividends and distributions.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Institutional Funds in the future. These statements are based on Northern Institutional Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Institutional Funds’ management strategies from those currently expected to be employed.

Investments in the Portfolios are not insured or guaranteed by the FDIC or any other governmental agency. Although each Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Institutional Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101,

not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	1	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

DIVERSIFIED ASSETS PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Supply-driven dynamics caused yields on short-term debt instruments to decline during the 12-month period ended November 30, 2011, weighing on yields in the money markets. Despite some improvements in economic data, eligible money-market investment opportunities remain at very low absolute levels, creating a challenging investment environment. The Federal Reserve maintained its pledge to keep rates near zero through mid-2013, and later committed to additional large-scale asset purchases of $400 billion in U.S. Treasuries in a move labeled “Operation Twist.” By year end, international policymakers agreed to provide financial assistance packages to Greece, Italy and Ireland. Meanwhile, Portugal and Spain remain under pressure but were better positioned to remain independent of financial support from the European Union and the International Monetary Fund.

For the reporting period, the Diversified Assets Portfolio posted a 0.02% return (Shares Class) compared with the 0.05% return of its benchmark, the iMoneyNet Fund Average™ — First Tier Institutional. As of November 30, 2011 the Portfolio’s 7-day current yield was 0.01% (Shares Class).

With market expectations for a higher federal funds rate drifting further out into 2013, we maintained a long duration for the Portfolio relative to its benchmark. We continue to overweight term purchases in U.S. Treasury and U.S. agency debt, and we maintain a strong liquidity profile by committing a large percentage of the Portfolio to overnight maturities in order to accommodate any unexpected redemptions. We remain extremely selective in our purchases, and continue to focus on maintaining high credit quality in light of the ongoing volatility in the global economy. Additionally, continued uncertainty in the global financial markets has prompted us to place our primary emphasis on principal and liquidity preservation. We continue to position the Portfolio conservatively by employing risk reduction strategies and shifting away from longer-maturity credits. While the credit markets continue to reassess risk given the deterioration in the financial markets resulting from the European debt crisis, principal and liquidity preservation remain our primary objective.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2011
TOTAL RETURN	SHARES	SERVICE SHARES	IMONEYNET FUND AVERAGE™ — FIRST TIER INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.02%	0.02%	0.05%	0.01	%*
FIVE YEAR	1.54	1.41	1.69
TEN YEAR	1.89	1.69	1.92

*	For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2011. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of fee waivers, the Current 7-Day Yield for the Portfolio would have been -0.23% for Shares as of November 30, 2011. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

MATURITY ANALYSIS

At November 30, 2011, the maturity analysis for the Diversified Assets Portfolio as a percentage of investments was:

MATURITY	%
OVERNIGHT (1 BUSINESS DAY)	71.6%
2 - 15 DAYS	8.0
16 - 30 DAYS	3.2
31 - 60 DAYS	2.3
61 - 97 DAYS	3.5
98 - 180 DAYS	1.9
181 - 270 DAYS	4.6
271 DAYS - 1 YEAR	4.9

Information about Investment Considerations and Index Definitions can be found on pages 82-83.

PORTFOLIO MANAGERS

PETER YI With Northern Trust since 2000

CHRISTI FLETCHER With Northern Trust since 2010

PORTFOLIO FACTS (as of 11/30/11)

TICKER SYMBOL
SHARES	BDAXX
SERVICE SHARES	BDCXX
PREMIER SHARES*	BDDXX
INCEPTION DATE
SHARES	6/1/83
SERVICE SHARES	7/1/98
PREMIER SHARES*	4/1/99
TOTAL NET ASSETS	$11,154,046,329
NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
PREMIER SHARES*	—
GROSS EXPENSE RATIO
SHARES	0.37%
SERVICE SHARES	0.63
PREMIER SHARES*	—

*	Currently, Premier Shares are not being offered to investors.

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

MONEY MARKET PORTFOLIOS	2	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

GOVERNMENT PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Early in the 12-month period ended November 30, 2011, relatively positive economic data led the Federal Reserve to conclude its second round of quantitative easing as scheduled in June. However, softening U.S. economic data during the summer months prompted the Federal Reserve to engage in further stimulus by extending the average maturity of its balance sheet in the marketplace through a measure dubbed “Operation Twist.” The Federal Reserve also committed to maintaining accommodative, near-zero interest rates through mid-2013. In addition to deteriorating economic growth prospects, the Federal Reserve and market participants grappled with a downgrade of the U.S. sovereign credit rating and an escalating debt crisis in the Eurozone. While equity, bond and commodity prices bounced around in both directions on positive and negative developments throughout the reporting period, short-duration markets remained largely risk averse. The shortest and safest securities were in high demand, causing U.S. Treasury bills to trade at negative yields at several times in the latter months of the period.

During the 12-month period, given the Federal Reserve’s continued commitment to a “lower for longer” interest rate environment, the Portfolio was generally positioned neutral-to-long versus its benchmark, the iMoneyNet Fund Average™ — Government/Agencies Institutional, with respect to overall duration. Duration was added selectively, as we sought to take advantage of any market sell-offs that created a steeper money market yield curve. In addition, we focused on high quality U.S. Government securities, while maintaining a strong liquidity profile.

Government money market funds remain challenged in an ultra-low interest rate environment, and faced additional supply constraints as agency funding needs decreased and the U.S. Treasury issued fewer bills. For the 12-month period, the Portfolio posted a 0.02% return (Shares Class) compared with the 0.01% return of its benchmark. As of November 30, 2011 the Portfolio’s 7-day current yield was 0.01% (Shares Class).

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2011
TOTAL RETURN	SHARES	SERVICE SHARES	IMONEYNET FUND AVERAGE™ — GOVT/ AGENCIES INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.02%	0.02%	0.01%	0.01	%*
FIVE YEAR	1.46	1.34	1.49
TEN YEAR	1.81	1.62	1.77

*	For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2011. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of fee waivers, the Current 7-Day Yield for the Portfolio would have been -0.24% for Shares as of November 30, 2011. Performance data current to the most recent month-end is available at northernfund.com/institutional.

MATURITY ANALYSIS

At November 30, 2011, the maturity analysis for the Government Portfolio as a percentage of investments was:

MATURITY	%
OVERNIGHT (1 BUSINESS DAY)	39.0%
2 - 15 DAYS	15.6
16 - 30 DAYS	5.7
31 - 60 DAYS	10.0
61 - 97 DAYS	11.7
98 - 180 DAYS	10.8
181 - 270 DAYS	6.1
271 DAYS - 1 YEAR	1.1

Information about Investment Considerations and Index Definitions can be found on pages 82-83.

PORTFOLIO MANAGER

PETER YI With Northern Trust since 2000

PORTFOLIO FACTS (as of 11/30/11)

TICKER SYMBOL
SHARES	BNGXX
SERVICE SHARES	BGCXX
PREMIER SHARES*	BGDXX
INCEPTION DATE
SHARES	10/29/85
SERVICE SHARES	4/1/99
PREMIER SHARES*	12/15/98
TOTAL NET ASSETS	$6,407,247,965
NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
PREMIER SHARES*	—

GROSS EXPENSE RATIO
SHARES	0.37%
SERVICE SHARES	0.63
PREMIER SHARES*	—

*	Currently, Premier Shares are not being offered to investors.

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	3	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

GOVERNMENT SELECT PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12-month period ended November 30, 2011, the Federal Reserve’s assessment of the economy shifted from relatively positive to more cautious as data softened and growth prospects deteriorated during the summer and autumn. Consequently, the Federal Reserve, after completing a second round of quantitative easing as planned in June, initiated an extension of the average maturity of its investment portfolio to further stimulate the economy by suppressing market interest rates. In addition, the Federal Reserve pledged to leave the federal funds rate target at 0% to 0.25% through mid-2013.

In addition to limited economic growth prospects in the United States, investors anxiously watched developments in the European debt crisis. Fears of a default by Greece were initially alleviated by International Monetary Fund support, only to be reignited and to spur additional fears of contagion across Eurozone banks and those of peripheral countries. Despite some bright patches of economic data, money market participants remained largely risk averse and sought the relative safety of U.S. Government securities, putting downward pressure on already near-zero yields for the safest instruments.

Federal Home Loan Banks and Federal Farm Credit Banks had decreased funding needs throughout the period, limiting supply and further challenging government money market funds. Given the expectation for low interest rates to persist well into 2013, the Portfolio was positioned neutral-to-long versus its benchmark, the iMoneyNet Fund Average™ — Government/Agencies Institutional, as we sought to take advantage of any market sell-offs that created a steeper money market yield curve. In conjunction with select term purchases, we maintained a strong liquidity profile to accommodate any unexpected redemptions. For the 12-month period, the Portfolio posted a 0.01% return (Shares Class) matching the 0.01% return of its benchmark. As of November 30, 2011 the Portfolio’s 7-day current yield was 0.01% (Shares Class).

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2011
TOTAL RETURN	SHARES	SERVICE SHARES	IMONEYNET FUND AVERAGE™ — GOVT/ AGENCIES INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.01%	0.01%	0.01%	0.01	%*
FIVE YEAR	1.49	1.36	1.49
TEN YEAR	1.87	1.67	1.77

*	For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2011. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of fee waivers, the Current 7-Day Yield for the Portfolio would have been -0.14% for Shares as of November 30, 2011. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

MATURITY ANALYSIS

At November 30, 2011, the maturity analysis for the Government Select Portfolio as a percentage of investments was:

MATURITY	%
OVERNIGHT (1 BUSINESS DAY)	16.6%
2 - 15 DAYS	27.5
16 - 30 DAYS	12.1
31 - 60 DAYS	16.0
61 - 97 DAYS	15.0
98 - 180 DAYS	5.7
181 - 270 DAYS	5.3
271 DAYS - 1 YEAR	1.8

Information about Investment Considerations and Index Definitions can be found on pages 82-83.

PORTFOLIO MANAGER

PETER YI With Northern Trust since 2000

PORTFOLIO FACTS (as of 11/30/11)

TICKER SYMBOL
SHARES	BGSXX
SERVICE SHARES	BSCXX
PREMIER SHARES*	BSDXX
INCEPTION DATE
SHARES	11/7/90
SERVICE SHARES	5/28/99
PREMIER SHARES*	11/23/98
TOTAL NET ASSETS	$13,510,377,545
NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
PREMIER SHARES*	—

GROSS EXPENSE RATIO
SHARES	0.32%
SERVICE SHARES	0.58
PREMIER SHARES*	—

*	Currently, Premier Shares are not being offered to investors.

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

MONEY MARKET PORTFOLIOS	4	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

TREASURY PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Treasury Portfolio posted a return of 0.02% (Shares Class) during the 12-month period ended November 30, 2011 outpacing the 0.01% return of its benchmark, the iMoneyNet Fund AverageTM — Treasury & Repo Institutional. As of November 30, 2011 the Portfolio’s 7-day current yield was 0.01% (Shares Class).

Treasuries across the curve rallied consistently throughout the 12-month period, driven by unfavorable economic data, by sovereign, bank solvency and liquidity concerns, and by aggressive Federal Reserve actions to ease monetary conditions. Short-term Treasury bills were under heavy demand pressure and traded at zero or negative interest rates as we approached each quarter end during the period. For the 12-month period, the yield of the three-month Treasury bill fell from 0.156% on December 1, 2010 to 0.00% on November 30, 2011, a decline of 15 basis points (0.15%). The six-month Treasury bill yield fell from 0.193% to 0.051% (14 basis points) and the one-year Treasury bill yield declined from 0.269% to 0.107% (16 basis points) for the same period. Treasury-backed repurchase agreements were in increasingly short supply, and the amount of available cash far outstripped the supply of short-term investment instruments.

The Federal Reserve completed its quantitative easing program in June. However, by the end of the summer, the increasingly serious sovereign debt crisis in Europe and weak U.S. economic data forced the Federal Reserve to remain committed to near-zero short-term rates until at least mid-2013. Previously, the Federal Reserve had made a more ambiguous commitment of an “extended period” for current rate levels, which was taken to mean “for at least the next two Federal Open Market Committee (FOMC) meetings.” In addition, the Federal Reserve announced “Operation Twist,” a plan to increase the duration of its balance sheet by selling $400 billion of short-term Treasuries and purchasing longer-dated Treasuries. The selling of short-term Treasury notes by the Federal Reserve has increased the “spread” between Treasury bills and notes of similar maturity. During the period, we purchased Treasury notes as an alternative to Treasury bills. Over the reporting period, the Portfolio’s weighted average maturity ranged from 30 to 50 days. Going forward, we remain focused on maintaining a highly liquid and high quality Portfolio.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2011
TOTAL RETURN	SHARES	IMONEYNET FUND AVERAGE™ — TREASURY & REPO INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.02%	0.01%	0.01%
THREE YEAR	0.07	0.03
SINCE INCEPTION	0.07	N/A

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2011. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of fee waivers, the Current 7-Day Yield for the Portfolio would have been -0.11% for Shares as of November 30, 2011. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

MATURITY ANALYSIS

At November 30, 2011, the maturity analysis for the Treasury Portfolio as a percentage of investments was:

MATURITY	%
OVERNIGHT (1 BUSINESS DAY)	67.6%
2 - 15 DAYS	6.2
16 - 30 DAYS	6.7
31 - 60 DAYS	2.7
61 - 97 DAYS	6.2
98 - 180 DAYS	4.1
181 - 270 DAYS	1.6
271 DAYS - 1 YEAR	4.9

Information about Investment Considerations and Index Definitions can be found on pages 82-83.

PORTFOLIO MANAGER

BILAL MEMON With Northern Trust since 2007

PORTFOLIO FACTS (as of 11/30/11)

TICKER SYMBOL
SHARES	NITXX
INCEPTION DATE
SHARES	11/5/08
TOTAL NET ASSETS	$7,634,979,218

NET ASSET VALUE
SHARES	$1.00

GROSS EXPENSE RATIO
SHARES	0.32%

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	5	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

TAX-EXEMPT PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Tax-Exempt Portfolio offered institutional investors diversification and liquidity throughout its most recent fiscal year ended November 30, 2011. None of the municipal investments purchased for the Portfolio are subject to the Alternative Minimum Tax. The Portfolio protected investor principal during the 12-month period by closely adhering to our policy of investing in only the strongest municipal credits. In addition, the relatively healthy year-over-year performance of the municipal markets was the product of a gradually improving fiscal profile for many state and local governments. On the whole, municipalities saw incremental increases in revenues and continued to make progress in repairing their budgets during the period. Issuers that took constructive steps to address any fiscal concerns were rewarded as investors actively sought strong municipal credits in the primary market.

During the reporting period, we continued to employ a modified “barbell” strategy, and held a significant portion of Portfolio assets in the form of municipal variable rate demand notes, or VRDNs. These securities offered an attractive credit profile and the ability to convert to cash within five business days. At the close of the period, VRDNs made up approximately 85% of assets under management. In addition, we selectively purchased fixed-rate notes to lock in tax-exempt return and duration. We also focused on general obligation and Tax and Revenue Anticipation Notes with strong state credits. For the 12-month period, the Portfolio returned 0.02% (Shares Class) compared to the 0.04% return of its benchmark, the iMoneyNet Fund Average™ — Tax-Free Institutional.

Throughout the period, we remained credit focused to ensure that all Portfolio holdings remained top tier. By working closely with our fixed income research team, we identified municipal issues that enhanced the Portfolio’s credit profile, and actively rotated out of credits that we felt could be negatively affected by stress in the broader financial markets. When suitable municipal investments were not available, we made defensive purchases of U.S. Treasuries. As of period end, all Portfolio holdings enjoyed top-tier credit profiles.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2011
TOTAL RETURN	SHARES	SERVICE SHARES	IMONEYNET FUND AVERAGE™ — TAX-FREE INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.02%	0.02%	0.04%	0.01	%*
FIVE YEAR	1.18	1.04	1.14
TEN YEAR	1.40	1.19	1.30

*	For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2011. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of fee waivers, the Current 7-Day Yield for the Portfolio would have been -0.18% for Shares as of November 30, 2011. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

Income from the Tax-Exempt Portfolio may be subject to federal alternative minimum tax (AMT) and state and local taxes.

MATURITY ANALYSIS

At November 30, 2011, the maturity analysis for the Tax-Exempt Portfolio as a percentage of investments was:

MATURITY	%
OVERNIGHT (1 BUSINESS DAY)	17.7%
2 - 15 DAYS	62.3
31 - 60 DAYS	0.4
61 - 97 DAYS	0.5
98 - 180 DAYS	6.9
181 - 270 DAYS	6.1
271 DAYS - 1 YEAR	6.1

Information about Investment Considerations and Index Definitions can be found on pages 82-83.

PORTFOLIO MANAGER

KURT STOEBER With Northern Trust since 2000

PORTFOLIO FACTS (as of 11/30/11)

TICKER SYMBOL
SHARES	BTEXX
SERVICE SHARES	BTSXX
PREMIER SHARES*
INCEPTION DATE
SHARES	8/12/83
SERVICE SHARES	5/13/99
PREMIER SHARES*	7/11/01
TOTAL NET ASSETS	$1,223,905,563
NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
PREMIER SHARES*	—

GROSS EXPENSE RATIO
SHARES	0.37%
SERVICE SHARES	0.63
PREMIER SHARES*	—

*	Currently, Premier Shares are not being offered to investors.

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

MONEY MARKET PORTFOLIOS	6	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

MUNICIPAL PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Municipal Portfolio offered institutional investors tax-exempt income, diversification and liquidity during its most recent fiscal year ended November 30, 2011. Throughout the period, the investing environment remained challenging as headlines pertaining to the Eurozone debt crisis created crosscurrents in the broader markets. In spite of these challenges, the Portfolio maintained its Standard & Poor’s AAA rating throughout by staying true to a conservative management approach. The Portfolio provided a total return of 0.05% (Shares Class) for the 12-month period, outpacing the 0.04% return of its benchmark, the iMoneyNet Fund Average™ — Tax-Free Institutional.

As the European debt crisis ebbed and flowed during the period, we stayed abreast of all developments as they related to the European banks as some offer credit enhancement in the municipal area. We reduced the Portfolio’s exposure to all but the strongest U.S. and European financial guarantors that provide letters of credit for municipal variable-rate demand notes. To further protect the Portfolio, we made strategic purchases of strong fixed-rate general obligation municipal credits. These fixed-rate credits locked in tax-exempt yield and enhanced the credit profile of the Portfolio. At times during the period, we made defensive purchases of U.S. Treasuries when suitable top-tier municipals were not available.

During the 12-month period, the markets were relieved as predictions that municipal defaults would rise to significant levels failed to materialize. In reality, the majority of state and local governments have seen year-over-year increases in revenue while continuing to make progress on cutting costs. Investor demand for municipals remained strong during the period, as many looked to the municipal market as a way to invest in fixed income without experiencing the turbulence related to the Eurozone. Throughout the period, we maintained a high degree of liquidity in the Portfolio by holding daily and weekly municipal variable rate demand notes. At the end of November 2011 approximately 85% of Portfolio assets had a duration of less than one week.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2011
TOTAL RETURN	SHARES	SERVICE SHARES	IMONEYNET FUND AVERAGE™ — TAX-FREE INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.05%	0.02%	0.04%	0.01	%*
FIVE YEAR	1.28	1.10	1.14
TEN YEAR	1.51	1.29	1.30

*	For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2011. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of fee waivers, the Current 7-Day Yield for the Portfolio would have been -0.03% for Shares as of November 30, 2011. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

Income from the Municipal Portfolio may be subject to federal alternative minimum tax (AMT) and state and local taxes.

MATURITY ANALYSIS

At November 30, 2011, the maturity analysis for the Municipal Portfolio as a percentage of investments was:

MATURITY	%
OVERNIGHT (1 BUSINESS DAY)	10.4%
2 - 15 DAYS	72.1
31 - 60 DAYS	1.8
61 - 97 DAYS	1.1
98 - 180 DAYS	1.0
181 - 270 DAYS	4.9
271 DAYS - 1 YEAR	8.7

Information about Investment Considerations and Index Definitions can be found on pages 82-83.

PORTFOLIO MANAGER

KURT STOEBER With Northern Trust since 2000

PORTFOLIO FACTS (as of 11/30/11)

TICKER SYMBOL
SHARES	NMUXX
SERVICE SHARES	BMSXX
PREMIER SHARES*
INCEPTION DATE
SHARES	12/1/99
SERVICE SHARES	12/11/00
PREMIER SHARES*	11/9/05
TOTAL NET ASSETS	$4,843,402,431
NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
PREMIER SHARES*	—

GROSS EXPENSE RATIO
SHARES	0.32%
SERVICE SHARES	0.58
PREMIER SHARES*	—

*	Currently, Premier Shares are not being offered to investors.

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

Credit ratings are as of November 30, 2011 and subject to change. An AAA rating by Standard & Poor’s is obtained after S&P evaluates a number of factors, including credit quality, market price, exposure and management. This Portfolio is on the National Association of Insurance Commissioners list of Class 1 money market mutual funds. Inclusion on the (NAIC) list is the result of an accounting measure involving the Portfolio’s underlying investments, and does not constitute an assessment of quality. The NAIC listing does not represent an endorsement or recommendation of the overall Portfolio.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	7	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

STATEMENTS OF ASSETS AND LIABILITIES	NOVEMBER 30, 2011

Amounts in thousands, except per share data	DIVERSIFIED ASSETS PORTFOLIO	GOVERNMENT PORTFOLIO	GOVERNMENT SELECT PORTFOLIO	TREASURY PORTFOLIO	TAX-EXEMPT PORTFOLIO	MUNICIPAL PORTFOLIO
ASSETS:
Investments, at amortized cost	$7,292,306	$3,833,064	$12,413,692	$2,770,323	$1,207,879	$4,811,201
Repurchase agreements, at cost which approximates fair value	3,489,363	1,968,122	–	4,693,497	–	–
Cash	902,156	583,974	1,327,529	560,413	4,381	351
Interest income receivable	8,724	4,795	6,290	6,714	1,535	4,655
Receivable for securities sold	–	–	–	140,000	10,310	28,062
Receivable for fund shares sold	–	50,002	–	–	–	–
Receivable from affiliates for expense reimbursements	2,140	1,337	1,617	805	213	159
Prepaid and other assets	34	30	49	24	7	27
Total Assets	11,694,723	6,441,324	13,749,177	8,171,776	1,224,325	4,844,455
LIABILITIES:
Payable for securities purchased	126,965	32,000	234,995	535,381	–	–
Payable for fund shares redeemed	410,000	–	976	–	–	–
Distributions payable to shareholders	93	52	112	60	10	43
Payable to affiliates:
Investment advisory fees	2,333	1,296	1,131	600	257	415
Administration fees	933	518	1,131	600	103	415
Custody and accounting fees	110	60	125	71	12	45
Shareholder servicing fees	–	2	56	–	2	6
Transfer agent fees	16	3	11	2	2	4
Trustee fees	113	46	80	8	10	33
Accrued other liabilities	114	99	182	75	23	92
Total Liabilities	540,677	34,076	238,799	536,797	419	1,053
Net Assets	$11,154,046	$6,407,248	$13,510,378	$7,634,979	$1,223,906	$4,843,402
ANALYSIS OF NET ASSETS:
Capital stock	$11,153,704	$6,407,311	$13,510,329	$7,634,924	$1,223,908	$4,843,397
Accumulated undistributed net investment income (loss)	342	(49)	49	55	(2)	5
Accumulated undistributed net realized loss	–	(14)	–	–	–	–
Net Assets	$11,154,046	$6,407,248	$13,510,378	$7,634,979	$1,223,906	$4,843,402
Net Assets:
Shares	$11,117,953	$6,380,311	$13,248,289	$7,634,979	$1,222,940	$4,815,069
Service Shares	36,093	26,937	262,089	–	966	28,333
Total Shares Outstanding (no par value, unlimited shares authorized):
Shares	11,117,612	6,380,345	13,248,262	7,634,924	1,222,939	4,815,080
Service Shares	36,093	26,935	262,086	–	967	28,328
Net Asset Value, Redemption and Offering Price Per Share:
Shares	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Service Shares	1.00	1.00	1.00	–	1.00	1.00

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	8	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

STATEMENTS OF OPERATIONS	FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2011

Amounts in thousands	DIVERSIFIED ASSETS PORTFOLIO	GOVERNMENT PORTFOLIO	GOVERNMENT SELECT PORTFOLIO	TREASURY PORTFOLIO	TAX-EXEMPT PORTFOLIO	MUNICIPAL PORTFOLIO
INVESTMENT INCOME:
Interest income	$22,448	$8,655	$16,068	$6,892	$3,440	$13,580
EXPENSES:
Investment advisory fees	24,388	14,251	25,998	11,200	3,856	11,307
Administration fees	9,754	5,700	12,999	5,600	1,542	5,653
Custody and accounting fees	1,072	647	1,405	639	172	591
Transfer agent fees	84	38	119	17	22	45
Registration fees	82	81	79	85	47	48
Printing fees	22	22	32	20	9	19
Professional fees	140	122	211	96	29	115
Shareholder servicing fees	147	74	575	–	3	74
Trustee fees	110	95	165	73	22	88
Other	173	166	272	102	30	136
Total Expenses	35,972	21,196	41,855	17,832	5,732	18,076
Less waivers of investment advisory fees	–	–	(12,999)	(5,600)	–	(5,653)
Less expenses reimbursed by administrator	(1,573)	(1,094)	(2,105)	(3,770)	(297)	(985)
Less expenses reimbursed by investment adviser	(13,943)	(12,258)	(11,909)	(2,652)	(2,291)	(929)
Less custodian credits	(4)	(29)	(55)	(34)	(12)	(13)
Net Expenses	20,452	7,815	14,787	5,776	3,132	10,496
Net Investment Income	1,996	840	1,281	1,116	308	3,084
NET REALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	447	(14)	77	55	–	5
Net Gains (Losses)	447	(14)	77	55	–	5
Net Increase in Net Assets Resulting from Operations	$2,443	$826	$1,358	$1,171	$308	$3,089

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	9	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS

	DIVERSIFIED ASSETS PORTFOLIO		GOVERNMENT PORTFOLIO
Amounts in thousands	2011	2010	2011	2010
OPERATIONS:
Net investment income	$1,996	$1,708	$840	$1,113
Net realized gains (losses) on:
Investments	447	–	(14)	7
Net Increase in Net Assets Resulting from Operations	2,443	1,708	826	1,120
CAPITAL SHARE TRANSACTIONS:(1)
Net increase (decrease) in net assets resulting from Shares transactions	2,349,832	(747,140)	1,001,389	20,741
Net increase (decrease) in net assets resulting from Service Shares transactions	(36,051)	(14,471)	(6,066)	(15,559)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	2,313,781	(761,611)	995,323	5,182
DISTRIBUTIONS TO SHARES SHAREHOLDERS:
From net investment income	(1,984)	(2,018)	(842)	(1,212)
Total Distributions to Shares Shareholders	(1,984)	(2,018)	(842)	(1,212)
DISTRIBUTIONS TO SERVICE SHARES SHAREHOLDERS:
From net investment income	(12)	(14)	(5)	(7)
Total Distributions to Service Shares Shareholders	(12)	(14)	(5)	(7)
Total Increase (Decrease) in Net Assets	2,314,228	(761,935)	995,302	5,083
NET ASSETS:
Beginning of year	8,839,818	9,601,753	5,411,946	5,406,863
End of year	$11,154,046	$8,839,818	$6,407,248	$5,411,946
Accumulated Undistributed Net Investment Income (Loss)	$342	$(105)	$(49)	$(42)

(1)	The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	10	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

GOVERNMENT SELECT PORTFOLIO		TREASURY PORTFOLIO		TAX-EXEMPT PORTFOLIO		MUNICIPAL PORTFOLIO
2011	2010	2011	2010	2011	2010	2011	2010

$1,281	$3,271	$1,116	$3,102	$308	$343	$3,084	$5,636

77	20	55	–	–	–	5	2
1,358	3,291	1,171	3,102	308	343	3,089	5,638

648,710	(2,215,589)	2,664,314	2,037,007	(50,744)	(408,344)	104,633	(1,364,612)
141,264	(10,781)	–	–	(343)	(3,204)	(11,317)	(33,851)
789,974	(2,226,370)	2,664,314	2,037,007	(51,087)	(411,548)	93,316	(1,398,463)

(1,278)	(3,284)	(1,116)	(3,112)	(308)	(350)	(3,082)	(5,651)
(1,278)	(3,284)	(1,116)	(3,112)	(308)	(350)	(3,082)	(5,651)

(23)	(19)	–	–	–	–	(4)	(9)
(23)	(19)	–	–	–	–	(4)	(9)
790,031	(2,226,382)	2,664,369	2,036,997	(51,087)	(411,555)	93,319	(1,398,485)

12,720,347	14,946,729	4,970,610	2,933,613	1,274,993	1,686,548	4,750,083	6,148,568
$13,510,378	$12,720,347	$7,634,979	$4,970,610	$1,223,906	$1,274,993	$4,843,402	$4,750,083
$49	$(8)	$55	$–	$(2)	$(2)	$5	$2

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	11	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS

DIVERSIFIED ASSETS PORTFOLIO	SHARES
Selected per share data	2011(1)	2010(1)	2009(1)		2008		2007
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–		0.02		0.05
Net realized and unrealized gains (losses)	–	–	–		–		–
Total from Investment Operations	–	–	–		0.02		0.05
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–		(0.02)		(0.05)
From net realized gains	–	–	–		–		–
Total Distributions Paid	–	–	–		(0.02)		(0.05)
Net Asset Value, End of Year	$1.00	$1.00	$1.00		$1.00		$1.00
Total Return(2)	0.02%	0.02%	0.25	%(3)	2.45	%(3)	5.07%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$11,117,953	$8,767,742	$9,515,203		$9,107,046		$14,850,516
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.21%	0.30%	0.39	%(4)	0.36	%(5)	0.35	%(6)
Expenses, before waivers, reimbursements and credits	0.37%	0.37%	0.41%		0.38%		0.37%
Net investment income, net of waivers, reimbursements and credits	0.02%	0.02%	0.21%		2.60%		4.96%
Net investment income (loss), before waivers, reimbursements and credits	(0.14%)	(0.05)%	0.19%		2.58%		4.94%

	SERVICE
Selected per share data	2011(1)	2010(1)	2009(1)		2008		2007
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–		0.02		0.05
Net realized and unrealized gains (losses)	–	–	–		–		–
Total from Investment Operations	–	–	–		0.02		0.05
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–		(0.02)		(0.05)
From net realized gains	–	–	–		–		–
Total Distributions Paid	–	–	–		(0.02)		(0.05)
Net Asset Value, End of Year	$1.00	$1.00	$1.00		$1.00		$1.00
Total Return(2)	0.02%	0.02%	0.12	%(3)	2.18	%(3)	4.80%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$36,093	$72,076	$86,550		$112,416		$209,839
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.22%	0.30%	0.54	%(4)	0.62	%(5)	0.61	%(6)
Expenses, before waivers, reimbursements and credits	0.63%	0.63%	0.67%		0.64%		0.63%
Net investment income, net of waivers, reimbursements and credits	0.01%	0.02%	0.06%		2.34%		4.70%
Net investment income (loss), before waivers, reimbursements and credits	(0.40)%	(0.31)%	(0.07)%		2.32%		4.68%

(1)	Per share amounts from net investment income, net realized and unrealized gains (losses) and distributions from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	Without the value of the Capital Support Agreement, the total return would have been 0.46% and 0.22% for the Shares and Service Shares, respectively for the fiscal year ended November 30, 2009 and 2.19% and 1.95%, for Shares and Service Shares, respectively, for the fiscal year ended November 30, 2008.
(4)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $4,328,000 and $52,000 for Shares and Service Shares, respectively, which represents 0.04% of average net assets for the fiscal year ended November 30, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(5)	The net expense ratio includes the Participation Fee of approximately $1,026,000 and $13,000 for Shares and Service Shares, respectively, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(6)	The net expense ratio includes custodian credits of approximately $859,000 which represents 0.01% of average net assets for the fiscal year ended November 30, 2007. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	12	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

GOVERNMENT PORTFOLIO	SHARES
Selected per share data	2011(1)	2010(1)	2009(1)		2008		2007
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–		0.02		0.05
Net realized gains (losses)	–	–	–		–		–
Total from Investment Operations	–	–	–		0.02		0.05
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–		(0.02)		(0.05)
From net realized gains	–	–	–		–		–
Total Distributions Paid	–	–	–		(0.02)		(0.05)
Net Asset Value, End of Year	$1.00	$1.00	$1.00		$1.00		$1.00
Total Return(2)	0.02%	0.02%	0.13%		2.30%		4.93%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$6,380,311	$5,378,943	$5,358,301		$7,449,332		$2,944,139
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.14%	0.21%	0.36	%(3)	0.36	%(4)	0.35	%(5)
Expenses, before waivers, reimbursements and credits	0.37%	0.37%	0.40%		0.38%		0.37%
Net investment income, net of waivers, reimbursements and credits	0.01%	0.02%	0.14%		2.13%		4.87%
Net investment income (loss), before waivers, reimbursements and credits	(0.22)%	(0.14)%	0.10%		2.11%		4.85%

	SERVICE
Selected per share data	2011(1)	2010(1)	2009(1)		2008		2007
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–		0.02		0.05
Net realized gains (losses)	–	–	–		–		–
Total from Investment Operations	–	–	–		0.02		0.05
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–		(0.02)		(0.05)
From net realized gains	–	–	–		–		–
Total Distributions Paid	–	–	–		(0.02)		(0.05)
Net Asset Value, End of Year	$1.00	$1.00	$1.00		$1.00		$1.00
Total Return(2)	0.02%	0.02%	0.07%		2.04%		4.67%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$26,937	$33,003	$48,562		$157,444		$179,435
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.14%	0.21%	0.47	%(3)	0.62	%(4)	0.61	%(5)
Expenses, before waivers, reimbursements and credits	0.63%	0.63%	0.66%		0.64%		0.63%
Net investment income, net of waivers, reimbursements and credits	0.01%	0.02%	0.03%		1.87%		4.61%
Net investment income (loss), before waivers, reimbursements and credits	(0.48)%	(0.40)%	(0.16)%		1.85%		4.59%

(1)	Per share amounts from net investment income, net realized gains (losses) and distributions from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $2,627,000 and $43,000 for Shares and Service Shares, respectively, which represents 0.03% of average net assets for the fiscal year ended November 30, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(4)	The net expense ratio includes the Participation Fee of approximately $622,000 and $10,000 for Shares and Service Shares, respectively, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(5)	The net expense ratio includes custodian credits of approximately $348,000, which represents 0.01% of average net assets for the fiscal year ended November 30, 2007. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	13	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

GOVERNMENT SELECT PORTFOLIO	SHARES
Selected per share data	2011(1)	2010(1)	2009(1)		2008		2007
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–		0.02		0.05
Net realized gains (losses)	–	–	–		–		–
Total from Investment Operations	–	–	–		0.02		0.05
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–		(0.02)		(0.05)
From net realized gains	–	–	–		–		–
Total Distributions Paid	–	–	–		(0.02)		(0.05)
Net Asset Value, End of Year	$1.00	$1.00	$1.00		$1.00		$1.00
Total Return(2)	0.01%	0.03%	0.20%		2.31%		5.03%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$13,248,289	$12,599,523	$14,815,124		$15,486,752		$8,005,182
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.11%	0.19%	0.23	%(3)	0.21	%(4)	0.20	%(5)
Expenses, before waivers, reimbursements and credits	0.32%	0.32%	0.34%		0.33%		0.32%
Net investment income, net of waivers, reimbursements and credits	0.01%	0.03%	0.20%		2.13%		4.90%
Net investment income (loss), before waivers, reimbursements and credits	(0.20)%	(0.10)%	0.09%		2.01%		4.78%

	SERVICE
Selected per share data	2011(1)	2010(1)	2009(1)		2008		2007
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–		0.02		0.05
Net realized gains (losses)	–	–	–		–		–
Total from Investment Operations	–	–	–		0.02		0.05
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–		(0.02)		(0.05)
From net realized gains	–	–	–		–		–
Total Distributions Paid	–	–	–		(0.02)		(0.05)
Net Asset Value, End of Year	$1.00	$1.00	$1.00		$1.00		$1.00
Total Return(2)	0.01%	0.02%	0.06%		2.05%		4.75%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$262,089	$120,824	$131,605		$512,081		$84,905
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.11%	0.20%	0.38	%(3)	0.47	%(4)	0.46	%(5)
Expenses, before waivers, reimbursements and credits	0.58%	0.58%	0.60%		0.59%		0.58%
Net investment income, net of waivers, reimbursements and credits	0.01%	0.02%	0.05%		1.87%		4.64%
Net investment income (loss), before waivers, reimbursements and credits	(0.46)%	(0.36)%	(0.17)%		1.75%		4.52%

(1)	Per share amounts from net investment income, net realized gains (losses) and distributions from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $3,958,000 and $26,000 for Shares and Service Shares, respectively, which represents 0.03% of average net assets for the fiscal year ended November 30, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(4)	The net expense ratio includes the Participation Fee of approximately $920,000 and $24,000 for Shares and Service Shares, respectively, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(5)	The net expense ratio includes custodian credits of approximately $380,000, which represents 0.01% of average net assets for the fiscal year ended November 30, 2007. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	14	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,

TREASURY PORTFOLIO	SHARES
Selected per share data	2011(1)	2010(1)	2009(1)	2008(2)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–	–
Net realized gains (losses)	–	–	–	–
Total from Investment Operations	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–	–
From net realized gains	–	–	–	–
Total Distributions Paid	–	–	–	–
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00
Total Return(3)	0.02%	0.07%	0.11%	0.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$7,634,979	$4,970,610	$2,933,613	$471,790
Ratio to average net assets of:(4)
Expenses, net of waivers, reimbursements and credits	0.10%	0.15%	0.13%	0.00%
Expenses, before waivers, reimbursements and credits	0.32%	0.32%	0.32%	0.57	%(5)
Net investment income, net of waivers, reimbursements and credits	0.02%	0.07%	0.10%	0.30%
Net investment loss, before waivers, reimbursements and credits	(0.20)%	(0.10)%	(0.09)%	(0.27	)%(5)

(1)	Per share amounts from net investment income, net realized gains (losses) and distributions from net investment income were less than $0.01 per share.
(2)	For the period November 5, 2008 (commencement of operations) through November 30, 2008. Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for period less than one year.
(4)	Annualized for period less than one year.
(5)	The ratios of expenses and net investment loss were previously reported as 0.47% and (0.17)%, respectively. This had no impact to the Portfolio’s net asset value.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	15	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

TAX-EXEMPT PORTFOLIO	SHARES
Selected per share data	2011(1)	2010(1)	2009(1)		2008		2007
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–		0.02		0.03
Net realized gains (losses)	–	–	–		–		–
Total from Investment Operations	–	–	–		0.02		0.03
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–		(0.02)		(0.03)
From net realized gains	–	–	–		–		–
Total Distributions Paid	–	–	–		(0.02)		(0.03)
Net Asset Value, End of Year	$1.00	$1.00	$1.00		$1.00		$1.00
Total Return(2)	0.02%	0.02%	0.35%		2.18%		3.36%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,222,940	$1,273,685	$1,682,036		$1,112,129		$933,614
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.20%	0.28%	0.37	%(3)	0.36	%(4)	0.35%
Expenses, before waivers, reimbursements and credits	0.37%	0.37%	0.40%		0.38%		0.38%
Net investment income, net of waivers, reimbursements and credits	0.02%	0.02%	0.33%		2.14%		3.32%
Net investment income (loss), before waivers, reimbursements and credits	(0.15)%	(0.07)%	0.30%		2.12%		3.29%

	SERVICE
Selected per share data	2011(1)	2010(1)	2009(1)		2008		2007
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–		0.02		0.03
Net realized gains (losses)	–	–	–		–		–
Total from Investment Operations	–	–	–		0.02		0.03
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–		(0.02)		(0.03)
From net realized gains	–	–	–		–		–
Total Distributions Paid	–	–	–		(0.02)		(0.03)
Net Asset Value, End of Year	$1.00	$1.00	$1.00		$1.00		$1.00
Total Return(2)	0.02%	0.02%	0.17%		1.92%		3.10%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$966	$1,308	$4,512		$4,613		$3,848
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.22%	0.28%	0.60	%(3)	0.62	%(4)	0.61%
Expenses, before waivers, reimbursements and credits	0.63%	0.63%	0.66%		0.64%		0.64%
Net investment income, net of waivers, reimbursements and credits	0.00%	0.02%	0.10%		1.88%		3.06%
Net investment income (loss), before waivers, reimbursements and credits	(0.41)%	(0.33)%	0.04%		1.86%		3.03%

(1)	Per share amounts from net investment income, net realized gains (losses) and distributions from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $318,000 and $1,000 for Shares and Service Shares, respectively, which represents 0.03% of average net assets for the fiscal year ended November 30, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(4)	The net expense ratio includes the Participation Fee of approximately $75,000 and $1,000 for Shares and Service Shares, respectively, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	16	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

MUNICIPAL PORTFOLIO	SHARES
Selected per share data	2011(1)	2010(1)	2009(1)		2008		2007
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–		0.02		0.03
Net realized gains (losses)	–	–	–		–		–
Total from Investment Operations	–	–	–		0.02		0.03
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–		(0.02)		(0.03)
From net realized gains	–	–	–		–		–
Total Distributions Paid	–	–	–		(0.02)		(0.03)
Net Asset Value, End of Year	$1.00	$1.00	$1.00		$1.00		$1.00
Total Return(2)	0.05%	0.11%	0.49%		2.29%		3.52%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$4,815,069	$4,710,432	$6,075,067		$4,877,332		$4,055,785
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.19%	0.20%	0.23	%(3)	0.21	%(4)	0.20%
Expenses, before waivers, reimbursements and credits	0.32%	0.32%	0.34%		0.33%		0.32%
Net investment income, net of waivers, reimbursements and credits	0.05%	0.10%	0.47%		2.24%		3.47%
Net investment income (loss), before waivers, reimbursements and credits	(0.08)%	(0.02)%	0.36%		2.12%		3.35%

	SERVICE
Selected per share data	2011(1)	2010(1)	2009(1)		2008		2007
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–		0.02		0.03
Net realized gains (losses)	–	–	–		–		–
Total from Investment Operations	–	–	–		0.02		0.03
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–		(0.02)		(0.03)
From net realized gains	–	–	–		–		–
Total Distributions Paid	–	–	–		(0.02)		(0.03)
Net Asset Value, End of Year	$1.00	$1.00	$1.00		$1.00		$1.00
Total Return(2)	0.02%	0.02%	0.24%		2.02%		3.26%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$28,333	$39,651	$73,501		$72,258		$46,658
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.23%	0.29%	0.47	%(3)	0.47	%(4)	0.46%
Expenses, before waivers, reimbursements and credits	0.58%	0.58%	0.60%		0.59%		0.58%
Net investment income, net of waivers, reimbursements and credits	0.01%	0.01%	0.23%		1.98%		3.21%
Net investment income (loss), before waivers, reimbursements and credits	(0.34)%	(0.28)%	0.10%		1.86%		3.09%

(1)	Per share amounts from net investment income, net realized gains (losses) and distributions from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $1,360,000 and $29,000 for Shares and Service Shares, respectively, which represents 0.03% of average net assets for the fiscal year ended November 30, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(4)	The net expense ratio includes the Participation Fee of approximately $322,000 and $7,000 for Shares and Service Shares, respectively, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	17	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

DIVERSIFIED ASSETS PORTFOLIO

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 0.1%

Auto Receivables – 0.1%

Honda Auto Receivables Owner Trust, Series 2011-2, Class A1, 0.25%, 1/25/12	$5,566	$5,566
Mercedes-Benz Auto Receivables Trust, Series 2011-1, Class A1, 0.22%, 1/20/12	5,635	5,635
		11,201
Total Asset-Backed Securities
(Cost $11,201)		11,201

CERTIFICATES OF DEPOSIT – 2.9%

Non-U.S. Depository Institutions – 2.9%

Australia and New Zealand Bank, 0.46%, 2/16/12, FRCD	41,850	41,850

National Australia Bank, 0.42%, 1/17/12, FRCD	46,695	46,695

National Bank of Canada, New York Branch, 0.15%, 12/16/11	37,500	37,500

Rabobank Nederland N.V., New York Branch,

0.35%, 12/2/11, FRCD	20,000	20,000

0.33%, 12/20/11, FRCD	70,000	70,000

Royal Bank of Canada, New York Branch, 0.40%, 1/9/12, FRCD	39,565	39,565

Westpac Banking Corp., New York,

0.33%, 12/13/11, FRCD	20,000	20,000
0.35%, 12/30/11, FRCD	50,000	50,000
		325,610
Total Certificates of Deposit
(Cost $325,610)		325,610

COMMERCIAL PAPER – 4.6%

Foreign Agency and Regional Governments – 1.4%

Caisse Damortissement De La Dette,

0.34%, 12/5/11	30,000	30,000

0.43%, 2/3/12	25,000	24,999

KFW,

0.20%, 1/12/12	60,000	59,986

0.20%, 1/19/12	20,000	19,995
0.19%, 2/7/12	15,000	14,994
		149,974

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
COMMERCIAL PAPER – 4.6% – continued

Multi-Seller Conduits – 0.1%
Fairway Finance Co. LLC, 0.26%, 12/15/11	$15,445	$15,445

Non-U.S. Depository Institutions – 1.6%

Commonwealth Bank of Australia,

0.34%, 12/5/11	40,000	40,000

0.35%, 12/5/11	40,000	40,000

0.36%, 12/5/11	40,000	40,000

0.46%, 2/6/12	15,000	15,000

Oversea-Chinese Banking Corp.,

0.25%, 12/21/11	30,000	29,996
0.27%, 12/21/11	11,555	11,553
		176,549

Retailers – 0.3%
Wal-Mart Stores, 0.07%, 12/27/11	32,910	32,908

Supranational – 0.1%
European Investment Bank, 0.61%, 5/11/12	10,000	9,972

Technology – 1.1%
Automatic Data Processing, Inc., 0.06%, 12/14/11	122,125	122,122
Total Commercial Paper
(Cost $506,970)		506,970

CORPORATE NOTES/BONDS – 2.9%

Foreign Agency and Regional Governments – 1.4%

Bank of Nederlandse Gemeenten, 0.66%, 2/27/12, FRN (1) (2)	50,000	50,000

Network Rail Infrastructure Finance PLC, 0.54%, 3/16/12 (2)	16,800	16,800

Network Rail Infrastructure Finance PLC, Government Gtd., 0.52%, 10/12/12 (2)	20,000	20,000

Royal Bank of Scotland PLC, Government Gtd.,

3.00%, 12/9/11 (2)	20,000	20,012

1.50%, 3/30/12 (2)	15,160	15,214
2.63%, 5/11/12 (2)	31,035	31,345
		153,371

Non-U.S. Bank - Non-U.S. Government – 0.1%
Lloyds TSB Bank PLC, Government Gtd., 1.37%, 1/3/12, FRN (2)	15,000	15,049

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	18	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE NOTES/BONDS – 2.9% – continued

Pharmaceuticals – 0.5%

Pfizer, Inc., 4.45%, 3/15/12	$29,135	$29,468
Sanofi-Aventis S.A., 0.41%, 12/28/11, FRN	29,300	29,300
		58,768

Supranational – 0.9%
International Bank for Reconstruction & Development, 0.23%, 12/1/11, FRN	100,000	100,000
Total Corporate Notes/Bonds
(Cost $327,188)		327,188

EURODOLLAR TIME DEPOSITS – 35.5%

Non-U.S. Depository Institutions – 23.7%

Australia and New Zealand Bank, 0.15%, 12/1/11	43,290	43,290

Bank of Nova Scotia, Toronto Branch, 0.08%, 12/1/11	400,000	400,000

Barclays Bank PLC, London Branch, 0.12%, 12/1/11	550,000	550,000

Den Norske Bank, Grand Cayman Branch, 0.08%, 12/1/11	280,000	280,000

HSBC Holdings PLC, London Branch, 0.15%, 12/1/11	40,000	40,000

Lloyds TSB Bank PLC, London Branch, 0.10%, 12/1/11	460,000	460,000

Royal Bank of Scotland PLC, London Branch, 0.12%, 12/1/11	550,000	550,000
Svenska Handelsbanken, Cayman Islands, 0.08%, 12/1/11	325,000	325,000
		2,648,290

U.S. Depository Institutions – 11.8%

Chase Bank USA, Grand Cayman, 0.01%, 12/1/11	520,000	520,000

Citibank N.A., Bahamas Branch, 0.11%, 12/1/11	265,000	265,000
JPMorgan Chase Bank, Nassau Branch, 0.01%, 12/1/11	525,000	525,000
		1,310,000
Total Eurodollar Time Deposits
(Cost $3,958,290)		3,958,290

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 7.9% (3)

Federal Farm Credit Bank – 0.6%

FFCB FRN,

0.30%, 12/1/11	$15,000	$14,997
0.19%, 12/20/11	50,000	49,971
		64,968

Federal Home Loan Bank – 5.7%

FHLB Bonds,

0.30%, 9/10/12	25,000	25,000

0.33%, 9/11/12	25,000	25,000

0.35%, 9/18/12	25,000	25,000

0.35%, 10/3/12	15,000	15,000

0.38%, 10/3/12	20,010	20,010

0.35%, 10/5/12	19,525	19,525

0.35%, 11/13/12	14,000	14,000

0.35%, 11/16/12	15,000	15,000

0.30%, 11/28/12	50,000	50,000

0.30%, 12/7/12	20,000	20,000

0.31%, 12/7/12	25,000	25,000

0.32%, 12/7/12	25,000	25,000

0.30%, 12/11/12	20,000	20,000

0.37%, 12/14/12	11,965	11,965

0.32%, 12/19/12	50,000	50,000

0.42%, 12/19/12	25,000	25,000

FHLB FRN,

0.24%, 12/1/11	30,000	30,000

0.25%, 12/1/11	45,000	45,000

0.26%, 12/1/11	75,000	75,000

0.22%, 12/3/11	50,000	50,004
0.23%, 12/9/11	50,000	49,996
		635,500

Federal Home Loan Mortgage Corporation – 1.3%

FHLMC Discount Notes, 0.07%, 2/23/12	22,856	22,852

FHLMC FRN,

0.22%, 12/1/11	15,000	15,007

0.25%, 12/1/11	30,000	29,986

0.20%, 12/3/11	50,000	49,978
0.21%, 12/21/11	30,000	29,982
		147,805

Federal National Mortgage Association – 0.3%

FNMA FRN, 0.32%, 12/1/11	15,000	14,994

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	19	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

DIVERSIFIED ASSETS PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 7.9% (3) – continued

Federal National Mortgage Association – 0.3% – continued

0.24%, 12/12/11	$20,000	$19,990
0.28%, 12/23/11	940	940
		35,924
Total U.S. Government Agencies
(Cost $884,197)		884,197

U.S. GOVERNMENT OBLIGATIONS – 11.4%

U.S. Treasury Bills – 2.8%

0.01%, 12/1/11	110,120	110,120

0.01%, 12/8/11	100,000	100,000
0.01%, 12/15/11	100,000	99,999
		310,119

U.S. Treasury Notes – 8.6%

1.13%, 12/15/11	20,000	20,006

0.88%, 1/31/12	55,000	55,051

0.88%, 2/29/12	22,000	22,028

4.63%, 2/29/12	125,000	126,359

1.38%, 3/15/12	37,785	37,927

1.00%, 4/30/12	25,000	25,073

1.38%, 5/15/12	40,000	40,237

1.88%, 6/15/12	90,500	91,362

1.50%, 7/15/12	41,000	41,353

0.63%, 7/31/12	60,000	60,192

4.63%, 7/31/12	198,410	204,317

1.75%, 8/15/12	104,700	105,874

4.13%, 8/31/12	72,500	74,655
3.88%, 10/31/12	50,000	51,697
		956,131
Total U.S. Government Obligations
(Cost $1,266,250)		1,266,250

MUNICIPAL INVESTMENTS – 0.1%

Minnesota – 0.1%

Minnesota State Office of Higher Education Revenue VRDB, Series 2008-A,
(U.S. Bank N.A. LOC), 0.18%, 12/8/11	12,600	12,600
Total Municipal Investments
(Cost $12,600)		12,600

Investments, at Amortized Cost
($7,292,306)		7,292,306

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 31.3%

Joint Repurchase Agreements – 1.6% (4)

Bank of America Securities LLC, dated 11/30/11, repurchase price $39,859 (secured by collateral in the amount of $41,031)
0.06%, 12/1/11	$39,858	$39,858

Morgan Stanley & Co., Inc., dated 11/30/11, repurchase price $39,859 (secured by collateral in the amount of $41,031)
0.10%, 12/1/11	39,858	39,858

Societe Generale, New York Branch, dated 11/30/11, repurchase price $39,859 (secured by collateral in the amount of $41,031)
0.10%, 12/1/11	39,859	39,859

UBS Securities LLC, dated 11/30/11, repurchase price $59,788 (secured by collateral in the amount of $61,547)
0.08%, 12/1/11	59,788	59,788
		179,363

Repurchase Agreements – 29.7% (5)

Bank of America, N.A., dated 11/30/11, repurchase price $300,001 (secured by collateral in the amount of $309,000)
0.13%, 12/1/11	300,000	300,000

Citigroup Global Markets, Inc., dated 11/30/11, repurchase price $175,001 (secured by collateral in the amount of $180,250)
0.15%, 12/1/11	175,000	175,000

Credit Suisse Securities, dated 11/16/11, repurchase price $50,019 (secured by collateral in the amount of $51,503)
0.23%, 1/13/12	50,000	50,000

Deutsche Bank Securities, dated 11/30/11, repurchase price $790,003 (secured by collateral in the amount of $813,700)
0.14%, 12/1/11	790,000	790,000

Merrill Lynch, Inc., dated 11/30/11, repurchase price $495,002 (secured by collateral in the amount of $509,850)
0.13%, 12/1/11	495,000	495,000

Societe Generale, New York Branch, dated 11/30/11, repurchase price $1,500,004 (secured by collateral in the amount of $1,530,812)
0.10%, 12/1/11	1,500,000	1,500,000
		3,310,000
Total Repurchase Agreements
(Cost $3,489,363)		3,489,363

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	20	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

VALUE (000s)
Total Investments – 96.7%
(Cost $10,781,669) (6)	10,781,669
Other Assets less Liabilities - 3.3%	372,377
NET ASSETS – 100.0%	$11,154,046

(1)	Restricted security has been deemed illiquid. At November 30, 2011, the value of the restricted illiquid security amounted to approximately $50,000,000 or 0.4% of net assets. Additional information on the restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)
Bank of Nederlandse Gemeenten, 0.66%, 2/27/12	8/18/11	$50,000

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Institutional Funds.
(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(4)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000s)	COUPON RATES		MATURITY DATES
U.S. Treasury Bonds	$42,868	5.00	% – 6.25%	8/15/23 – 5/15/37
U.S. Treasury Notes	$141,772	0.50	% – 4.25%	1/15/12 – 11/15/20

(5)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000s)	COUPON RATES	MATURITY DATES
FNMA	$470,478	3.45% –6.00%	6/1/13 –3/1/47

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
FHLMC	$574,975	2.72% – 5.71%	4/1/26 – 11/1/41
GNMA	$818,850	4.00%	8/20/41 – 9/20/41
U.S. Treasury Strips	$43,073	0.00% –0.00%	11/15/18 – 11/15/25
U.S. Treasury Bills	$108,651	0.00% –0.00%	12/15/11 – 5/24/12
U.S. Treasury Bonds	$356,357	0.00% –4.75%	11/15/21 – 5/15/41
U.S. Treasury Notes	$1,022,731	0.25% –4.75%	4/15/12 – 8/15/20

(6)	The cost for federal income tax purposes was $10,781,669.

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Portfolios ‘ investments. These inputs are summarized in the three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Diversified Assets Portfolio’s investments, which are carried at amortized cost, which approximates fair value, as of November 30, 2011:

	LEVEL 1 (000S)	LEVEL 2 ( 000S)		LEVEL 3 (000S)	TOTAL (000S)
Investments held by Diversified Assets Portfolio	$—	$10,781,669	(1)(2)	$—	$10,781,669

(1)	Classifications as defined in the Schedule of Investments.
(2)	Investments held by Diversified Assets Portfolio are carried at amortized cost and therefore are classified as Level 2. An investment in Diversified Assets Portfolio itself may be categorized as Level 1, due to quoted market prices being available in active markets.

The Portfolio discloses significant transfers between levels based on valuations at the end of each reporting period. At November 30, 2011, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on November 30, 2010. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	21	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

GOVERNMENT PORTFOLIO

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 47.3% (1)

Federal Farm Credit Bank – 2.2%

FFCB Discount Notes,

0.28%, 12/2/11	$20,000	$20,000

0.27%, 2/28/12	20,000	19,987

FFCB FRN,

0.22%, 12/1/11	75,000	74,990

0.25%, 12/19/11	15,000	14,999

0.32%, 12/26/11	11,400	11,411
		141,387

Federal Home Loan Bank – 23.8%

FHLB Bonds,	20,000	20,000

0.30%, 12/1/11

0.32%, 12/9/11	14,400	14,400

0.35%, 12/23/11	6,075	6,075

0.80%, 12/23/11	20,000	20,006

0.30%, 12/27/11	57,000	57,009

0.20%, 12/28/11	20,000	20,000

1.57%, 1/17/12	25,000	25,043

0.10%, 1/19/12	20,000	19,999

0.13%, 2/23/12	15,000	14,999

0.13%, 2/24/12	23,885	23,883

0.12%, 2/27/12	45,000	44,995

0.25%, 2/28/12	4,750	4,750

0.25%, 3/7/12	10,655	10,655

1.13%, 3/9/12	20,000	20,047

0.14%, 3/26/12	40,000	39,993

0.10%, 3/30/12	10,000	9,999

0.13%, 3/30/12	25,000	24,998

0.11%, 4/2/12	15,000	15,001

0.30%, 12/7/12	9,000	9,000

0.30%, 12/11/12	14,000	14,000

0.32%, 12/14/12	9,000	9,000

FHLB Discount Notes,	68,650	68,650

0.05%, 12/2/11

0.07%, 12/2/11	25,000	25,000

0.05%, 12/7/11	51,900	51,899

0.10%, 12/7/11	20,000	20,000

0.04%, 12/9/11	50,000	49,999

0.02%, 1/4/12	45,000	44,999

0.03%, 1/4/12	121,430	121,426

0.04%, 1/4/12	10,000	10,000

0.07%, 1/4/12	25,000	24,999

0.04%, 1/11/12	19,210	19,209

0.05%, 1/11/12	10,000	10,000
	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 47.3% – (1) continued

Federal Home Loan Bank – 23.8% – continued

0.11%, 1/25/12	$23,426	$23,422

0.04%, 2/1/12	75,000	74,995

0.03%, 2/3/12	40,000	39,998

0.04%, 2/8/12	34,000	33,998

0.10%, 4/4/12	21,100	21,093

0.09%, 4/9/12	10,000	9,997

0.05%, 4/16/12	50,000	49,991

0.09%, 4/18/12	50,000	49,984

FHLB FRN,

0.14%, 12/1/11	85,000	84,999

0.18%, 12/1/11	50,000	49,971

0.19%, 12/1/11	10,000	9,999

0.21%, 12/1/11	27,550	27,550

0.24%, 12/1/11	105,430	105,430

0.26%, 12/1/11	25,000	24,994

0.20%, 12/13/11	25,000	24,995

0.19%, 12/27/11	20,000	19,992

FHLB Notes,
1.00%, 12/28/11	3,740	3,742
		1,525,183

Federal Home Loan Mortgage Corporation – 11.2%

FHLMC Bonds,

2.13%, 3/23/12	90,000	90,540

1.13%, 7/27/12	15,890	15,989

FHLMC Discount Notes,

0.09%, 12/21/11	30,000	29,999

0.06%, 2/10/12	30,000	29,996

0.10%, 2/23/12	62,400	62,385

0.07%, 4/13/12	25,000	24,993

0.10%, 7/11/12	20,000	19,988

FHLMC FRN,

0.08%, 12/1/11	74,850	74,846

0.19%, 12/2/11	40,000	39,985

0.20%, 12/3/11	165,000	164,910

0.20%, 12/4/11	50,000	49,970

0.21%, 12/10/11	75,000	75,006

0.20%, 12/17/11	10,000	9,992

FHLMC Notes,
1.13%, 12/15/11	30,000	30,009
		718,608

Federal National Mortgage Association – 10.1%

FNMA Discount Notes,

0.04%, 12/5/11	25,745	25,745

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	22	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 47.3% (1) – continued

Federal National Mortgage Association – 10.1% – continued

0.04%, 1/4/12	$27,370	$27,369

0.04%, 1/11/12	40,000	39,998

0.06%, 1/17/12	30,000	29,998

0.06%, 1/18/12	35,600	35,597

0.11%, 1/25/12	20,000	19,997

0.14%, 2/17/12	70,000	69,979

0.07%, 2/22/12	65,000	64,989

0.10%, 3/1/12	62,400	62,384

0.08%, 3/14/12	20,000	19,996

0.07%, 4/16/12	61,500	61,484

0.09%, 4/18/12	20,000	19,993

FNMA FRN,

0.31%, 12/1/11	26,085	26,114

0.24%, 12/12/11	40,000	39,979

0.28%, 12/18/11	85,000	85,046

FNMA Notes,

6.13%, 3/15/12	15,017	15,267
		643,935
Total U.S. Government Agencies
(Cost $3,029,113)		3,029,113

U.S. GOVERNMENT OBLIGATIONS – 12.5%

U.S. Treasury Bills – 3.1%

0.05%, 12/1/11	36,500	36,500

0.01%, 12/8/11	35,000	35,000

0.01%, 12/22/11	52,765	52,765

0.02%, 1/5/12	45,000	44,999

0.26%, 1/12/12	10,000	9,997

0.10%, 7/26/12	15,000	14,990

0.08%, 9/20/12	8,000	7,995
		202,246

U.S. Treasury Notes – 9.4%

0.88%, 1/31/12	25,000	25,035

4.75%, 1/31/12	50,000	50,373

4.88%, 2/15/12	55,000	55,548

1.38%, 3/15/12	42,815	42,976

1.38%, 4/15/12	41,435	41,604

1.00%, 4/30/12	43,035	43,200

1.38%, 5/15/12	34,765	34,967

0.75%, 5/31/12	17,220	17,276

4.75%, 5/31/12	36,770	37,615

1.88%, 6/15/12	53,465	53,978

0.63%, 7/31/12	112,460	112,831

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 12.5% – continued

U.S. Treasury Notes – 9.4% – continued

4.63%, 7/31/12	$20,000	$20,594

1.75%, 8/15/12	45,000	45,520

4.13%, 8/31/12	19,605	20,188
		601,705
Total U.S. Government Obligations
(Cost $803,951)		803,951

Investments, at Amortized Cost
($3,833,064)		3,833,064

REPURCHASE AGREEMENTS – 30.7%

Joint Repurchase Agreements – 1.5%(2)

Bank of America Securities LLC, dated 11/30/11, repurchase price $21,805 (secured by collateral in the amount of $22,446)

0.06%, 12/1/11	21,805	21,805

Morgan Stanley & Co., Inc., dated 11/30/11, repurchase price $21,805 (secured by collateral in the amount of $22,446)

0.10%, 12/1/11	21,805	21,805

Societe Generale, New York Branch, dated 11/30/11, repurchase price $21,805 (secured by collateral in the amount of $22,446)

0.10%, 12/1/11	21,805	21,805

UBS Securities LLC, dated 11/30/11, repurchase price $32,707, (secured by collateral in the amount of $33,670)

0.08%, 12/1/11	32,707	32,707
		98,122

Repurchase Agreements – 29.2%(3)

Citigroup Global Markets, Inc., dated 11/30/11, repurchase price $470,002 (secured by collateral in the amount of $484,100)

0.15%, 12/1/11	470,000	470,000

Credit Suisse Securities (USA) LLC, dated 11/16/11, repurchase price $35,013 (secured by collateral in the amount of $36,052)

0.23%, 1/13/12	35,000	35,000

HSBC Securities (USA), Inc., dated 11/30/11, repurchase price $600,001 (secured by collateral in the amount of $612,005)

0.08%, 12/1/11	600,000	600,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	23	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

GOVERNMENT PORTFOLIO continued	NOVEMBER 30, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 30.7% – continued

Repurchase Agreements – 29.2% (3) – continued

RBS Securities, Inc., dated 11/15/11, repurchase price $35,014 (secured by collateral in the amount of $36,051)

0.25%, 1/13/12	$35,000	$35,000

Societe Generale, New York, dated 11/30/11, repurchase price $500,002 (secured by collateral in the amount of $515,000)

0.12%, 12/1/11	500,000	500,000

UBS Securities LLC, dated 11/30/11,repurchase price $230,001 (secured by collateral in the amount of $236,900)

0.14%, 12/1/11	230,000	230,000
		1,870,000
Total Repurchase Agreements
(Cost $1,968,122)		1,968,122

Total Investments – 90.5%
(Cost $5,801,186) (4)		5,801,186
Other Assets less Liabilities – 9.5%		606,062
NET ASSETS – 100.0%		$6,407,248

(1)	The obligations of certain U.S. Government – sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(2)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000s)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$23,451	5.00% – 6.25%	8/15/23 – 5/15/37
U.S. Treasury Notes	$77,557	0.50% – 4.25%	1/15/12 –11/15/20

(3)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000s)	COUPON RATES	MATURITY DATES
FNMA	$698,521	3.04% – 5.00%	8/1/25 –10/1/41

NAME	FAIR MARKET VALUE (000s)	COUPON RATES	MATURITY DATES
FHLMC	$ 94,582	2.40% – 4.00%	1/1/26 – 1/1/41
GNMA	$515,000	4.50%	6/20/41
U.S. Treasury Bonds	$378,342	6.00%	2/15/26
U.S. Treasury Notes	$233,663	2.63% –2.75%	2/28/13 – 1/31/18

(4)	The cost for federal income tax purposes was $5,801,186.

Percentages shown are based on net assets.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Government Portfolio’s investments, which are carried at amortized cost, which approximates fair value, as of November 30, 2011:

	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)

Investments held by Government Portfolio	$ –	$5,801,186	(1) (2)	$ –	$5,801,186

(1)	Classifications as defined in the Schedule of Investments.
(2)	Investments held by Government Portfolio are carried at amortized cost and therefore are classified as Level 2. An investment in Government Portfolio itself may be categorized as Level 1, due to quoted market prices being available in active markets.

The Portfolio discloses significant transfers between levels based on valuations at the end of each reporting period. At November 30, 2011, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on November 30, 2010. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	24	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

GOVERNMENT SELECT PORTFOLIO	NOVEMBER 30, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES - 72.4% (1)

Federal Farm Credit Bank – 19.1%

FFCB Bond, 2.25%, 4/24/12	$80,000	$80,632

FFCB Discount Notes,

0.01%, 12/1/11	12,000	12,000

0.02%, 12/2/11	30,000	30,000

0.01%, 12/7/11	10,000	10,000

0.04%, 12/9/11	75,000	74,999

0.01%, 12/15/11	16,000	16,000

0.02%, 12/15/11	120,000	119,999

0.01%, 12/16/11	24,000	24,000

0.02%, 12/16/11	25,000	25,000

0.02%, 12/19/11	50,000	50,000

0.02%, 12/20/11	50,000	49,999

0.01%, 12/21/11	28,000	28,000

0.02%, 12/21/11	50,000	50,000

0.02%, 12/22/11	50,000	49,999

0.35%, 12/23/11	35,000	34,993

0.32%, 12/28/11	10,000	9,997

0.34%, 12/28/11	10,000	9,997

0.32%, 12/29/11	65,000	64,984

0.01%, 1/3/12	40,000	40,000

0.01%, 1/4/12	90,000	89,999

0.04%, 1/4/12	15,000	15,000

0.01%, 1/31/12	40,000	39,999

0.01%, 2/1/12	80,000	79,999

0.31%, 2/3/12	20,000	19,989

0.05%, 2/7/12	25,000	24,998

0.27%, 2/28/12	25,000	24,983

0.07%, 3/6/12	40,000	39,993

0.07%, 3/7/12	10,000	9,998

0.08%, 3/27/12	20,000	19,995

0.05%, 4/2/12	20,000	19,997

0.06%, 4/5/12	25,000	24,995

0.06%, 4/10/12	10,000	9,998

0.08%, 5/1/12	15,000	14,995

0.14%, 10/1/12	15,000	14,982

0.16%, 11/8/12	18,000	17,972

FFCB FRN,

0.08%, 12/1/11	25,000	24,997

0.10%, 12/1/11	50,000	49,997

0.11%, 12/1/11	25,000	25,000

0.12%, 12/1/11	145,000	144,995

0.14%, 12/1/11	35,000	35,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES - 72.4% (1) – continued

Federal Farm Credit Bank – 19.1% – continued

0.16%, 12/1/11	$140,000	$139,995

0.17%, 12/1/11	70,000	69,992

0.18%, 12/1/11	87,960	87,965

0.22%, 12/1/11	115,000	114,971

0.30%, 12/1/11	29,000	28,995

0.24%, 12/8/11	90,000	90,000

0.18%, 12/10/11	60,000	59,996

0.23%, 12/11/11	16,000	16,000

0.27%, 12/12/11	50,000	50,044

0.29%, 12/15/11	25,000	25,029

0.19%, 12/20/11	145,000	144,914

0.15%, 12/22/11	100,000	100,017

0.25%, 12/22/11	40,500	40,507

0.32%, 12/26/11	40,000	40,038
0.20%, 12/31/11	50,000	49,998
		2,586,941

Federal Home Loan Bank – 52.6%

FHLB Bonds,

0.30%, 12/1/11	12,075	12,075

0.32%, 12/1/11	12,000	12,000

0.25%, 12/2/11	9,290	9,290

0.32%, 12/9/11	20,000	20,001

0.75%, 12/21/11	20,675	20,681

0.35%, 12/23/11	20,000	20,001

0.80%, 12/23/11	10,000	10,003

0.30%, 12/27/11	70,000	70,011

0.20%, 12/28/11	32,000	32,000

0.37%, 1/4/12	3,805	3,805

0.11%, 1/5/12	35,000	34,999

0.10%, 1/11/12	150,000	149,994

0.67%, 1/13/12	3,500	3,502

0.10%, 1/19/12	77,200	77,198

0.13%, 1/23/12	10,000	10,001

0.60%, 1/25/12	25,000	25,020

0.12%, 2/15/12	37,500	37,498

0.12%, 2/23/12	55,000	54,995

0.13%, 2/23/12	40,000	39,997

0.13%, 2/24/12	137,790	137,780

0.12%, 2/27/12	59,000	59,003

0.25%, 2/28/12	4,060	4,060

0.32%, 2/28/12	6,345	6,346

1.13%, 3/9/12	23,150	23,202

0.14%, 3/26/12	100,000	99,983

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	25	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

GOVERNMENT SELECT PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 72.4% (1) – continued

Federal Home Loan Bank – 52.6% – continued

0.10%, 3/30/12	$60,000	$59,995

0.13%, 3/30/12	35,000	34,997

0.11%, 4/2/12	15,000	15,001

0.07%, 5/18/12	20,000	19,997

0.27%, 7/6/12	30,000	30,021

0.25%, 7/25/12	41,425	41,450

0.40%, 11/15/12	23,000	23,000

0.30%, 12/7/12	18,000	18,000

0.30%, 12/11/12	18,000	18,000

0.32%, 12/14/12	18,000	18,000

FHLB Discount Notes,

0.00%, 12/1/11	467,500	467,500

0.01%, 12/2/11	529,564	529,564

0.02%, 12/2/11	146,000	146,000

0.06%, 12/2/11	80,000	80,000

0.01%, 12/5/11	27,777	27,777

0.03%, 12/5/11	10,000	10,000

0.33%, 12/5/11	32,000	31,999

0.01%, 12/7/11	80,000	80,000

0.02%, 12/7/11	156,360	156,360

0.03%, 12/7/11	17,775	17,775

0.01%, 12/9/11	138,600	138,599

0.02%, 12/9/11	65,000	64,999

0.04%, 12/9/11	323,000	322,997

0.12%, 12/9/11	15,000	15,000

0.14%, 12/9/11	18,000	18,000

0.01%, 12/16/11	97,334	97,333

0.02%, 12/16/11	32,570	32,570

0.03%, 12/16/11	28,000	28,000

0.04%, 12/16/11	80,000	79,999

0.05%, 12/16/11	35,000	35,000

0.07%, 12/19/11	100,000	99,997

0.03%, 12/23/11	23,050	23,050

0.03%, 12/28/11	45,000	44,999

0.03%, 1/4/12	189,705	189,699

0.04%, 1/4/12	25,000	24,999

0.04%, 1/11/12	140,605	140,599

0.05%, 1/11/12	20,000	19,999

0.02%, 1/13/12	208,000	207,994

0.05%, 1/13/12	120,000	119,996

0.01%, 1/18/12	25,000	24,999

0.02%, 1/18/12	146,230	146,223

0.04%, 1/18/12	40,000	39,998

0.05%, 1/18/12	80,000	79,996

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 72.4% (1) – continued

Federal Home Loan Bank – 52.6% – continued

0.07%, 1/18/12	$75,000	$74,996

0.02%, 1/20/12	45,000	44,998

0.04%, 1/20/12	168,000	167,992

0.02%, 1/25/12	15,000	14,998

0.10%, 1/25/12	42,650	42,645

0.03%, 2/1/12	44,535	44,533

0.03%, 2/3/12	25,000	24,999

0.03%, 2/8/12	64,285	64,281

0.04%, 2/8/12	150,000	149,990

0.03%, 2/10/12	168,000	167,990

0.08%, 2/15/12	30,555	30,550

0.04%, 2/22/12	25,000	24,997

0.06%, 2/22/12	80,000	79,990

0.07%, 2/29/12	16,000	15,997

0.09%, 3/23/12	20,000	19,994

0.09%, 4/9/12	30,000	29,990

0.11%, 8/1/12	25,000	24,981

FHLB FRN,

0.14%, 12/1/11	280,000	279,998

0.18%, 12/1/11	130,000	129,968

0.21%, 12/1/11	60,480	60,480

0.24%, 12/1/11	119,890	119,890

0.26%, 12/1/11	20,000	20,000

0.27%, 12/1/11	36,000	35,995

0.28%, 12/1/11	75,000	75,000

0.22%, 12/3/11	140,000	140,010

0.20%, 12/13/11	188,000	187,964

0.19%, 12/19/11	39,500	39,472

0.21%, 12/26/11	92,000	91,992

0.19%, 12/27/11	65,000	64,974

0.22%, 12/28/11	26,000	26,000

FHLB Note,
1.00%, 12/28/11	10,415	10,421
		7,100,011

Tennessee Valley Authority – 0.7%

Tennessee Valley Authority Discount Notes,

0.01%, 12/1/11	55,232	55,232
0.01%, 12/5/11	35,500	35,500
		90,732
Total U.S. Government Agencies
(Cost $9,777,684)		9,777,684

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	26	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 19.5%

U.S. Treasury Bills – 9.9%

0.01%, 12/1/11	$294,250	$294,250

0.01%, 12/8/11	100,000	99,999

0.11%, 12/8/11	25,000	25,000

0.01%, 12/15/11	79,000	79,000

0.02%, 1/5/12	50,000	49,999

0.03%, 1/19/12	80,000	79,998

0.03%, 1/26/12	180,000	179,993

0.02%, 2/2/12	100,000	99,996

0.01%, 2/16/12	100,000	99,997

0.02%, 2/16/12	100,000	99,997

0.02%, 2/23/12	100,000	99,996

0.03%, 3/1/12	80,000	79,995

0.10%, 7/26/12	15,000	14,990

0.08%, 9/20/12	10,000	9,992
0.10%, 9/20/12	25,000	24,981
		1,338,183

U.S. Treasury Notes – 9.6%

1.13%, 12/15/11	32,000	32,014

0.88%, 1/31/12	40,000	40,056

1.38%, 2/15/12	275,000	275,625

1.38%, 3/15/12	97,410	97,776

1.00%, 4/30/12	95,650	96,016

1.38%, 5/15/12	75,550	75,988

4.75%, 5/31/12	76,955	78,724

0.75%, 5/31/12	73,570	73,810

1.88%, 6/15/12	114,775	115,877

0.63%, 7/31/12	179,985	180,590

4.63%, 7/31/12	25,000	25,742

1.75%, 8/15/12	113,000	114,306

4.13%, 8/31/12	66,100	68,062

1.38%, 10/15/12	23,000	23,239
		1,297,825
Total U.S. Government Obligations
(Cost $2,636,008)		2,636,008

Investments, at Amortized Cost
($12,413,692)		12,413,692

Total Investments – 91.9%
(Cost $12,413,692) (2)		12,413,692
Other Assets less Liabilities – 8.1%		1,096,686
NET ASSETS – 100.0%		$13,510,378

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	The cost for federal income tax purposes was $12,413,692.

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurements date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Government Select Portfolio’s investments, which are carried at amortized cost, which approximates fair value, as of November 30, 2011:

	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)

Investments held by Government Select Portfolio	$—	$12,413,692	(1)	$—	$12,413,692

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses significant transfers between levels based on valuations at the end of each reporting period. At November 30, 2011, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on November 30, 2010. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	27	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TREASURY PORTFOLIO

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 36.3%

U.S. Treasury Bills – 18.7%

0.00%, 12/1/11	$150,000	$150,000

0.01%, 12/1/11	200,000	200,000

0.00%, 12/8/11	300,460	300,460

0.02%, 12/29/11	500,000	499,992

0.00%, 1/12/12	150,000	150,000

0.01%, 2/2/12	18,379	18,379

0.01%, 3/1/12	35,390	35,389

0.10%, 8/23/12	69,655	69,604
		1,423,824

U.S. Treasury Notes – 17.6%

1.13%, 12/15/11	157,000	157,048

1.13%, 1/15/12	50,000	50,048

0.88%, 1/31/12	150,000	150,152

4.75%, 1/31/12	130,000	130,994

1.38%, 2/15/12	50,000	50,127

4.88%, 2/15/12	75,000	75,747

1.38%, 3/15/12	47,000	47,176

1.00%, 4/30/12	115,000	115,355

1.38%, 5/15/12	145,000	145,857

4.75%, 5/31/12	15,760	16,121

0.75%, 5/31/12	20,000	20,067

0.63%, 7/31/12	13,000	13,042

0.38%, 8/31/12	50,000	50,090

4.13%, 8/31/12	66,875	68,873

1.38%, 9/15/12	69,025	69,703

3.88%, 10/31/12	180,000	186,099
		1,346,499
Total U.S. Government Obligations
(Cost $2,770,323)		2,770,323

Investments, at Amortized Cost
($2,770,323)		2,770,323

REPURCHASE AGREEMENTS – 61.5%

Joint Repurchase Agreements - 1.4% (1)

Bank of America Securities LLC, dated 11/30/11, repurchase price $22,999 (secured by collateral in the amount of $23,676)

0.06%, 12/1/11	22,999	22,999

Morgan Stanley & Co., Inc., dated 11/30/11, repurchase price $22,999 (secured by collateral in the amount of $23,676)

0.10%, 12/1/11	22,999	22,999

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 61.5% – continued

Joint Repurchase Agreements – 1.4%(1) – continued

Societe Generale, New York Branch, dated 11/30/11, repurchase price $22,999 (secured by collateral in the amount of $23,676)

0.10%, 12/1/11	$22,999	$22,999

UBS Securities LLC, dated 11/30/11, repurchase price $34,499 (secured by collateral in the amount of $35,513)

0.08%, 12/1/11	34,500	34,500
		103,497

Repurchase Agreements – 60.1%(2)

Barclays Capital, Inc., dated 11/30/11, repurchase price $350,001 (secured by collateral in the amount of $357,000)

0.10%, 12/1/11	350,000	350,000

BNP Paribas Securities Corp., dated 11/30/11, repurchase price $930,003 (secured by collateral in the amount of $948,600)

0.10%, 12/1/11	930,000	930,000

Citigroup Global Markets, Inc., dated 11/30/11, repurchase price $520,002 (secured by collateral in the amount of $530,400)

0.11%, 12/1/11	520,000	520,000

Credit Suisse Securities, dated 11/30/11, repurchase price $780,002 (secured by collateral in the amount of $795,605)

0.10%, 12/1/11	780,000	780,000

HSBC Securities (USA), Inc., dated 11/30/11, repurchase price $500,001 (secured by collateral in the amount of $510,000)

0.05%, 12/1/11	500,000	500,000

Merrill Lynch, Inc., dated 11/30/11, repurchase price $750,002 (secured by collateral in the amount of $765,000)

0.09%, 12/1/11	750,000	750,000

RBS Securities, Inc., dated 11/30/11, repurchase price $760,002 (secured by collateral in the amount of $775,205)

0.09%, 12/1/11	760,000	760,000
		4,590,000
Total Repurchase Agreements
(Cost $4,693,497)		4,693,497

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	28	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

VALUE (000s)

Total Investments – 97.8%
(Cost $7,463,820) (3)	7,463,820
Other Assets less Liabilities – 2.2%	171,159
NET ASSETS – 100.0%	$7,634,979

(1)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$24,735	5.00% – 6.25%	8/15/23 – 5/15/37
U.S. Treasury Notes	$81,806	0.50% – 4.25%	1/15/12 – 11/15/20

(2)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
U.S. Treasury Bills	$193,356	0.00%	12/8/11 – 3/15/12
U.S. Treasury Bonds	$223,284	3.13% – 5.38%	2/15/31 – 11/15/41
U.S. Treasury Notes	$4,265,170	0.13% – 4.75%	8/31/12 – 2/15/21

(3)	The cost for federal income tax purposes was $7,463,820.

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Treasury Portfolio’s investments, which are carried at amortized cost, which approximates fair value, as of November 30, 2011:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by Treasury Portfolio	$ —	$7,463,820 (1)	$ —	$7,463,820

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses significant transfers between levels based on valuations at the end of each reporting period. At November 30, 2011, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on November 30, 2010. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	29	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 94.6%

Alabama - 1.5%

Hoover Alabama Multifamily Revenue Refunding VRDB, Series 2004, Housing Royal Oaks Apartment Project

(FHLMC Insured), 0.14%, 12/8/11	$5,200	$5,200

Taylor-Ryan Improvement District No. 2 VRDB, Series 2005, Alabama Special Assessment
(Wachovia Bank N.A. LOC), 0.14%, 12/8/11	13,500	13,500
		18,700

Arizona – 0.6%

Arizona Health Facilities Authority Revenue VRDB, Series 2002, Health Facilities Royal Oaks Project

(Bank of America N.A. LOC), 0.13%, 12/8/11	5,255	5,255

Salt River Project Agricultural Improvement & Power District Electric Revenue VRDB, Series A, CitiGroup Eagle
0.14%, 12/8/11 (1)	2,300	2,300
		7,555

California – 5.7%

ABAG Financial Authority for Nonprofit Corp. Revenue VRDB, Series 2009-D, Sharp Healthcare

(Citibank N.A. LOC), 0.11%, 12/8/11	10,000	10,000

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Series 2009-M, South Shore Apartments

(FHLB of San Francisco LOC), 0.12%, 12/8/11	5,290	5,290

California Statewide Communities Development Authority Revenue Refunding VRDB, Retirement Housing Foundation

(KBC Groep N.V. LOC), 0.09%, 12/8/11	1,500	1,500

California Statewide Communities Development Authority Revenue VRDB, Series 2006, American Baptist Homes West

(Bank of America N.A. LOC), 0.11%, 12/8/11	765	765

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 94.6% – continued

California – 5.7% – continued

California Statewide Communities Development Authority Revenue VRDB, Series 2008-D, Rady Children’s Hospital

(Wachovia Bank N.A. LOC), 0.06%, 12/1/11	$8,700	$8,700

Livermore California COPS VRDB, Capital Project

(U.S. Bank N.A. LOC), 0.13%, 12/8/11	4,845	4,845

Los Angeles California Department of Water & Power System Revenue VRDB, Subseries A-2

0.10%, 12/8/11	15,000	15,000

Los Angeles California Multifamily Housing Revenue VRDB, Masselin Manor

(Bank of America N.A. LOC), 0.27%, 12/8/11	2,500	2,500

Los Angeles California TRANS

2.50%, 4/30/12	4,000	4,035

Los Angeles County California TRANS

2.50%, 3/30/12	10,000	10,071

San Francisco City & County Airports Commission International Airport Revenue Refunding VRDB, Series 37C
(Union Bank N.A. LOC), 0.10%, 12/8/11	7,100	7,100
		69,806

Colorado – 3.2%

Colorado Educational & Cultural Facilities Authority Revenue VRDB, Concordia University Irvine Project

(U.S. Bank N.A. LOC), 0.18%, 12/1/11	1,270	1,270

Colorado Educational & Cultural Facilities Authority Revenue VRDB, Series 2008, Foundations Academy Project

(U.S. Bank N.A. LOC), 0.11%, 12/8/11	4,655	4,655

Colorado Educational & Cultural Facilities Authority Revenue, Bear Creek School Project

(U.S. Bank N.A. LOC), 0.11%, 12/8/11	6,540	6,540

Colorado Health Facilities Authority Revenue Refunding VRDB, Covenant Retirement,

(Bank of America N.A. LOC), 0.13%, 12/8/11	4,620	4,620

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	30	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 94.6% – continued

Colorado – 3.2% – continued

Colorado Health Facilities Authority Revenue VRDB, Series 2006-A, Senior Living Facilities Eaton Terrace

(U.S. Bank N.A. LOC), 0.10%, 12/8/11	$2,105	$2,105

Colorado Housing & Finance Authority Revenue VRDB, SFM, Series 1-A3

0.13%, 12/8/11	2,200	2,200

Westminster EDA Tax Increment Revenue Refunding VRDB, Series 2009, Mandalay Gardens
(U.S. Bank N.A. LOC), 0.20%, 12/8/11	17,500	17,500
		38,890

Connecticut – 0.2%

Connecticut State Health & Educational Facilities Authority Revenue VRDB, Series 2008-A, Pierce Memorial Baptist Home
(Bank of America N.A. LOC), 0.12%, 12/8/11	1,995	1,995

District of Columbia – 1.2%

District of Columbia Revenue VRDB, Series 2001, Henry J. Kaiser Foundation

0.14%, 12/8/11	1,200	1,200

District of Columbia Revenue VRDB, Series 2008, American Legacy Foundation

0.13%, 12/8/11	6,000	6,000

Eagle Tax-Exempt Trust Revenue VRDB, Series 985203
(AGM Corp. Insured), 0.14%, 12/8/11 (1)	7,000	7,000
		14,200

Florida – 5.8%

Alachua County Florida Health Facilities Authority Continuing Care Revenue VRDB, Oak Hammock University Florida Project, Series A

(Bank of Scotland PLC LOC), 0.15%, 12/1/11	3,355	3,355

Capital Trust Agency Florida Housing Revenue VRDB, Series 2008-A, Atlantic Housing Foundation

(FNMA LOC), 0.14%, 12/8/11	1,000	1,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 94.6% – continued

Florida – 5.8% – continued

Collier County Florida Health Facilities Authority Revenue VRDB, Moorings, Inc. Project

(JPMorgan Chase Bank N.A. LOC), 0.13%, 12/8/11	$8,500	$8,500

Escambia County Florida Health Facilities Authority Revenue Refunding VRDB, Azalea Trace, Inc.

(Bank of America N.A. LOC), 0.10%, 12/1/11	2,800	2,800

Jacksonville Economic Development Commission Health Care Facilities Revenue Refunding VRDB, Methodist

(TD Banknorth, Inc. LOC), 0.08%, 12/1/11	5,500	5,500

JEA Electric System Revenue VRDB, Series A

(Bank of Montreal LOC), 0.10%, 12/8/11	14,315	14,315

Lee County Florida IDA Health Care Facilities Revenue VRDB, Series 1999-B, Shell Point Village Project

(Bank of America N.A. LOC), 0.11%, 12/8/11	1,965	1,965

Lee County Florida IDA Health Care Facilities Revenue VRDB, Series 2002, Shell Point Village Project

(Bank of America N.A. LOC), 0.11%, 12/8/11	4,665	4,665

Orange County Florida Health Facilities Authority Revenue VRDB, Series 2008-E, Hospital Orlando Regional

(Branch Banking and Trust Co. LOC), 0.11%, 12/8/11	4,500	4,500

Sunshine State Governmental Financing Community Florida Revenue VRDB, Miami Dade County Program
(JPMorgan Chase Bank N.A. LOC), 0.13%, 12/8/11	25,000	25,000
		71,600

Georgia – 3.5%

Fulton County Georgia Development Authority Revenue VRDB, Series 1999, Alfred & Adele Davis

(Branch Banking and Trust Co. LOC), 0.15%, 12/8/11	10,925	10,925

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	31	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 94.6% – continued

Georgia – 3.5% – continued

Fulton County Georgia Residential Care Facilities Elderly Authority Revenue VRDB, Series C, First Mortgage Lenbrook Project

(Bank of Scotland PLC LOC), 0.12%, 12/8/11	$155	$155

Gwinnett County Georgia Water & Sewer

Authority Revenue VRDB 0.13%, 12/8/11 (1)(2)	5,980	5,980

Macon Bibb County Georgia Industrial Authority Reform & Improvement Revenue VRDB, Series 2009, Bass-Sofkee

0.14%, 12/8/11	10,600	10,600

Roswell Housing Authority Revenue Refunding VRDB, Chambrel At Roswell Project

(FNMA Gtd.), 0.14%, 12/8/11	4,800	4,800

Smyrna Georgia Multifamily Housing Authority Revenue VRDB, Series 1997, F & M Villages Project

(FNMA Gtd.), 0.12%, 12/8/11	10,020	10,020
		42,480

Idaho – 0.3%

Idaho State G.O. Tax Anticipation Notes,Series B
2.00%, 6/29/12	4,300	4,343

Illinois – 6.1%

Chicago Illinois G.O. VRDB, Series 21-B-3, Neighborhoods Alive

(Bank of America N.A. LOC), 0.16%, 12/1/11	11,480	11,480

DuPage County Illinois Revenue VRDB, Benedictine University Building Project

(U.S. Bancorp LOC), 0.11%, 12/8/11	6,440	6,440

Illinois Educational Facilities Authority Student Housing Revenue Bonds, IIT State

(Harris Bankcorp, Inc. LOC), 0.17%, 12/8/11	7,900	7,900

Illinois Finance Authority Revenue VRDB, Illinois Wesleyan University

(PNC Bancorp, Inc. LOC), 0.13%, 12/8/11	8,000	8,000

Illinois Finance Authority Revenue VRDB,

Northwestern University 0.43%, 3/1/12	6,500	6,500

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 94.6% – continued

Illinois – 6.1% – continued

Illinois Finance Authority Revenue VRDB, Series 2005-C, Landing at Plymouth Place

(Bank of America N.A. LOC), 0.13%, 12/8/11	$1,320	$1,320

Illinois Financing Authority Revenue VRDB, Series B-6, Mercy Alliance Project

(U.S. Bank N.A. LOC), 0.11%, 12/8/11	7,465	7,465

Illinois Health Facilities Authority Revenue VRDB, Memorial Health Systems

(JPMorgan Chase Bank N.A. LOC), 0.15%, 12/1/11	6,620	6,620

Kane County Illinois Revenue VRDB, Series 1993, Glenwood School for Boys

(Harris Bankcorp, Inc. LOC), 0.15%, 12/8/11	5,000	5,000

Morton Grove Illinois Cultural Facility Revenue VRDB, Series 2006, Holocaust Museum & Education

(Bank of America N.A. LOC), 0.14%, 12/8/11	9,500	9,500

Peoria Illinois IDR VRDB, Peoria Production Shop Project

(JPMorgan Chase Bank N.A. LOC), 0.25%, 12/8/11	395	395

Springfield Illinois Community Improvement Revenue VRDB, Series 2007-A, Abraham Lincoln
(Harris Bankcorp, Inc. LOC), 0.16%, 12/8/11	4,250	4,250
		74,870

Indiana – 2.6%

Indiana Bond Bank Revenue Notes, Advance Funding Program

2.00%, 1/5/12	5,000	5,007

Indiana Financial Authority Hospital Revenue VRDB, Series 2008, Community Foundation of Northwest Indiana

(Harris Bankcorp, Inc. LOC), 0.11%, 12/8/11	6,000	6,000

Indiana Health Facilities Financing Authority Revenue VRDB, Series 2001, Franciscan Eldercare Project

(Bank of America N.A. LOC), 0.18%, 12/8/11	15,680	15,680

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	32	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 94.6% – continued

Indiana – 2.6% – continued

Indiana Health Facilities Financing Authority Revenue VRDB, Series 2000, Senior Living Greencroft Obligation Project

(Bank of America N.A. LOC), 0.13%, 12/8/11	$1,096	$1,096

Lawrenceburg Industrial PCR Refunding VRDB, Industrial Michigan Power Co. Project
(Bank of Nova Scotia LOC), 0.10%, 12/8/11	4,500	4,500
		32,283

Iowa – 1.5%

Des Moines Iowa Commercial Development Revenue Refunding VRDB, East Grand Office Park

(FHLB of Des Moines LOC), 0.16%, 12/8/11	5,850	5,850

Grinnell Iowa Hospital Revenue VRDB, Grinnell Regional Medical Center

(U.S. Bank N.A. LOC), 0.15%, 12/1/11	2,510	2,510

Iowa Financial Authority Retirement Community Revenue VRDB, Series 2003-B, Wesley Retirement Services

(Wells Fargo Bank N.A. LOC), 0.13%, 12/8/11	8,000	8,000

Iowa Higher Education Loan Authority Revenue Private College VRDB, Series 2002, Luther College Project
(U.S. Bank N.A. LOC), 0.11%, 12/8/11	2,610	2,610
		18,970

Kentucky – 2.2%

Boone County Kentucky PCR Refunding VRDB, Duke Energy

(Wells Fargo Bank N.A. LOC), 0.10%, 12/8/11	6,000	6,000

Fort Mitchell Kentucky League of Cities Funding Trust Revenue VRDB, Series 2002A, Trust Lease Program

(U.S. Bank N.A. LOC), 0.13%, 12/8/11	1,550	1,550

Kentucky Rural Water Finance Corp. Revenue Bonds, Series A, Public Project

1.50%, 12/1/11	8,500	8,500

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 94.6% – continued

Kentucky – 2.2% – continued

Kentucky Rural Water Finance Corp. Revenue Construction Notes,

Series D-2011-1 1.25%, 11/1/12	$5,000	$5,032

Morehead Kentucky League of Cities Revenue VRDB, Series 2004-A, Funding Trust Lease Program

(U.S. Bank N.A. LOC), 0.13%, 12/8/11	365	365

Williamstown Kentucky League of Cities Funding Trust Lease Revenue VRDB, Series B
(U.S. Bank N.A. LOC), 0.13%, 12/8/11	5,645	5,645
		27,092

Louisiana – 0.9%

Parish of St. James Louisiana Revenue VRDB, Nucor Steel LLC Project, Series B-1
0.13%, 12/8/11	11,000	11,000

Maryland – 3.1%

Baltimore County Maryland Multifamily Refunding VRDB, Series 2004-A, Housing Lincoln Woods Apartments

(FNMA Insured), 0.14%, 12/8/11	8,194	8,194

Carroll County Maryland Revenue VRDB, Fairhaven & Copper

(Branch Banking and Trust Co. LOC), 0.13%, 12/8/11	3,500	3,500

Maryland State Community Development Administration Department of Housing & Community Development VRDB, Series 2008-F, Non-AMT, Non-Ace Multifamily

(FHLMC Insured), 0.14%, 12/8/11	3,100	3,100

Maryland State Health & Higher Educational Facilities Authority Revenue VRDB, Series 2005-A, Adventist Healthcare

(Bank of America N.A. LOC), 0.13%, 12/8/11	10,000	10,000

Maryland State Health & Higher Educational Facilities Authority Revenue VRDB, Series 2008-E, University of Maryland Medical Systems

(Bank of Montreal LOC), 0.13%, 12/8/11	7,500	7,500

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	33	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 94.6% – continued

Maryland – 3.1% – continued

Montgomery County Maryland Economic Development Revenue VRDB, Series 2004, Riderwood Village, Inc. Project
(M&T Bank Corp. LOC), 0.14%, 12/8/11	$5,885	$5,885
		38,179

Massachusetts – 1.0%

Massachusetts State Development Finance Agency Revenue VRDB, Masonic Nursing Home
(M&T Bank Corp. LOC), 0.16%, 12/8/11	10,005	10,005

Massachusetts State Health & Educational Facilities Authority Revenue VRDB, Lowell General Hospital
(JPMorgan Chase Bank N.A. LOC), 0.11%, 12/8/11	2,000	2,000
		12,005

Michigan – 1.3%

Ann Arbor Michigan Economic Development Corp. Ltd. Obligations Revenue Refunding VRDB, Series B, Glacier Hills Project
(JPMorgan Chase Bank N.A. LOC), 0.13%, 12/8/11	325	325

Kentwood Michigan Economic Development VRDB Holland, Series B
(Bank of America N.A. LOC), 0.13%, 12/8/11	5,100	5,100

Kentwood Michigan Economic Development VRDB, Subseries B-4, Ltd. Obligation- Holland Home
(Bank of America N.A. LOC), 0.13%, 12/8/11	930	930

Michigan Finance Authority VRDB, Healthcare Equipment Loan Program
(JPMorgan Chase Bank N.A. LOC), 0.14%, 12/8/11	10,245	10,245
		16,600

Minnesota – 1.7%

Mankato Minnesota Multifamily Revenue VRDB, Series 1997, Housing Highland Hills Project
(Bank of America N.A. LOC), 0.20%, 12/1/11	6,100	6,100

Minnesota Rural Water Finance Authority Public Projects Construction Notes
1.25%, 4/1/12	6,900	6,914

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 94.6% – continued

Minnesota – 1.7% – continued

Minnesota School Districts Tax & Aid Anticipation Borrowing Program, Certificates Aid Anticipation Certificates
2.00%, 9/9/12	$7,230	$7,326
		20,340

Mississippi – 3.7%

Mississippi Business Finance Commission Gulf Opportunity Zone Revenue VRDB, Chevron USA, Inc.,
Series E (Chevron Corp. Gtd.), 0.08%, 12/1/11	10,000	10,000

Mississippi Business Finance Corp.
(Chevron Corp.) 0.06%, 12/1/11	8,825	8,825

Mississippi Business Finance Corp. Mississippi Gulf Opportunity Zone VRDB, Chevron USA, Inc., Series D
(Chevron Corp.) 0.10%, 12/8/11	7,000	7,000

Mississippi Hospital Equipment & Facilities Authority Revenue VRDB, Mississippi Health

0.12%, 12/8/11	7,400	7,400

Mississippi Hospital Equipment & Facilities Authority Revenue VRDB, Series 1,
North Mississippi 0.12%, 12/8/11	11,785	11,785
		45,010

Missouri – 1.6%

Missouri State Health & Educational Facilities Authority Educational Facilities Revenue VRDB, De Smet Jesuit High School,
(U.S. Bank N.A. LOC), 0.15%, 12/1/11	2,000	2,000

Missouri State Health & Educational Facilities Authority Health Facilities Revenue VRDB, SSM Health Care

0.16%, 12/1/11	12,200	12,200

Missouri State Health & Educational Facilities Authority Revenue VRDB, Series 2003, Southwest Baptist University Project
(Bank of America N.A. LOC), 0.20%, 12/1/11	3,990	3,990

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	34	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 94.6% – continued

Missouri – 1.6% – continued

Missouri State Health and Educational Facilities Authority Revenue VRDB, Ascension Health, Series C-2
(Citibank N.A. LOC), 0.09%, 12/8/11	$1,800	$1,800
		19,990

Montana – 1.1%

Montana Facility Finance Authority Revenue VRDB, Sister of Charity, Series A
0.11%, 12/1/11	13,445	13,445

Nevada – 0.2%

Carson City Hospital Revenue VRDB, Series 2003-B, Carson-Tahoe Hospital Project
(U.S. Bank N.A. LOC), 0.11%, 12/8/11	2,600	2,600

New Hampshire – 2.1%

New Hampshire Health & Education Facilities Authority Revenue VRDB, Series 2004-B, Kendal at Hanover

(FHLB of Boston LOC), 0.13%, 12/8/11	2,155	2,155

New Hampshire Health & Education Facilities Authority Revenue VRDB, Series 2008, Riverwoods Exeter

(Bank of America N.A. LOC), 0.13%, 12/8/11	7,025	7,025

New Hampshire Health & Educational Facilities Authority Revenue VRDB, Riverwoods at Exeter

(Bank of America N.A. LOC), 0.13%, 12/8/11	7,475	7,475

New Hampshire Health & Educational Facilities Authority Revenue VRDB, Series A-2, Tilton School

(TD Banknorth, Inc. LOC), 0.11%, 12/8/11	8,085	8,085

New Hampshire Health & Educational Facilities Authority Revenue VRDB, Subseries B-4, University Systems
0.10%, 12/1/11	725	725
		25,465

New Jersey – 0.1%

BB&T Municipal Trust

(Branch Banking and Trust Co. LOC), 0.16%, 12/8/11(1)	310	310

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 94.6% – continued

New Jersey – 0.1% – continued

New Jersey EDA Revenue VRDB, Series D, Cranes Mill Project
(TD Banknorth, Inc. LOC), 0.11%, 12/8/11	$505	$505
		815

New York – 5.3%

Nassau Health Care Corp. Revenue VRDB, Series B1

(TD Banknorth, Inc. LOC), 0.08%, 12/8/11	6,280	6,280

New York City New York Industrial Development Agency Civic Facilities Revenue VRDB, Lycee Francais De New York Project, Series B

(TD Banknorth, Inc. LOC), 0.09%, 12/8/11	6,050	6,050

New York City Transitional Finance Authority Revenue Refunding VRDB, Future Tax Secured

(Bank of Tokyo Ltd. LOC), 0.10%, 12/1/11	30,000	30,000

New York City VRDB, Series I-8 0.15%, 12/1/11	4,000	4,000

New York State Dormitory Authority Revenues State Supported Debt VRDB, City University

(Toronto-Dominion Bank LOC), 0.09%, 12/8/11	3,000	3,000

New York State Thruway Authority General Revenue BANS 2.00%, 7/12/12	10,000	10,100

Suffolk County New York Industrial Development Agency Civic Facility Revenue VRDB, St. Anthony’s High School Civic
(U.S. Bank N.A. LOC), 0.09%, 12/8/11	5,575	5,575
		65,005

North Carolina – 4.6%

BB&T Municipal Trust Floaters Revenue Bonds

(Branch Banking and Trust Co. LOC), 0.23%, 12/8/11 (1)	5,970	5,970

BB&T Municipal Trust VRDB, Series 1016

(Branch Banking and Trust Co. LOC), 0.23%, 12/8/11 (1) (2)	17,320	17,320

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	35	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 94.6% – continued

North Carolina - 4.6% – continued

North Carolina Medical Care Community Health Care Facilities Revenue VRDB, Series 1998, Lutheran Services for Aging

(Branch Banking and Trust Co. LOC), 0.11%, 12/8/11	$12,780	$12,780

North Carolina Medical Care Community Health Care Facilities Revenue VRDB, Series 2009-B, Wakemed

(Wachovia Bank N.A. LOC), 0.15%, 12/8/11	9,400	9,400

Raleigh Durham North Carolina Airport Authority Revenue Refunding VRDB, Series 2009-C

(FHLB LOC), 0.14%, 12/8/11	10,600	10,600

University of North Carolina Chapel Hill Revenue Refunding VRDB, Series A

0.14%, 12/8/11 (1)	800	800
		56,870

North Dakota – 0.6%

North Dakota Rural Water Finance Corp. Public Projects Construction Notes

1.00%, 8/1/12	7,250	7,281

Ohio – 1.2%

Medina County Ohio Health Care Facilities Revenue VRDB, Series 2007-A, Southwest General Health Center

(PNC Bancorp, Inc. LOC), 0.14%, 12/8/11	7,605	7,605

Washington County Ohio Hospital Revenue VRDB, Marietta Area Health Project

(JPMorgan Chase Bank N.A. LOC), 0.12%, 12/8/11	7,405	7,405
		15,010

Oregon – 1.1%

Oregon State G.O. Tax Anticipation Notes

2.00%, 6/29/12	10,000	10,102

Oregon State Health, Housing, Educational & Cultural Facilities Authority Revenue VRDB, Assumption Village Project

(Key Bank N.A. LOC), 0.16%, 12/8/11	3,000	3,000
		13,102

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 94.6% – continued

Pennsylvania – 3.1%

Beaver County Pennsylvania IDA PCR VRDB, Series B, First Energy Nuclear

(Citibank N.A. LOC), 0.12%, 12/8/11	$900	$900

Bucks County IDA Revenue VRDB, Grand View Hospital, Series A

(TD Banknorth, Inc. LOC), 0.09%, 12/8/11	16,190	16,190

Montgomery County Pennsylvania G.O. 0.09%, 12/1/11	17,625	17,625

Ridley Pennsylvania School District G.O. VRDB, Series 2009

(TD Banknorth, Inc. LOC), 0.14%, 12/8/11	2,700	2,700
		37,415

South Carolina – 1.2%

Greenville South Carolina Hospital Systems Board Facilities Revenue Refunding VRDB

(U.S. Bank N.A. LOC), 0.10%, 12/8/11	9,595	9,595

Piedmont Municipal Power Agency Electric Revenue Refunding VRDB, Series C

(TD Banknorth, Inc. LOC), 0.10%, 12/8/11	5,000	5,000
		14,595

South Dakota – 0.4%

South Dakota State Health & Educational Facilities Authority Revenue VRDB, Regional Health,

(U.S. Bank N.A. LOC), 0.15%, 12/1/11	5,000	5,000

Tennessee – 3.1%

Blount County Tennessee Public Building Authority VRDB, Series 2008 E-1-A, Local Government Public Improvement

(Branch Banking and Trust Co. LOC), 0.13%, 12/8/11	11,000	11,000

Blount County Tennessee Public Building Authority VRDB, Series 3, Local Government Public Improvement

(Branch Banking and Trust Co. LOC), 0.13%, 12/8/11	10,000	10,000

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	36	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 94.6% – continued

Tennessee – 3.1% – continued

IDB Blount County & Cities Alcoa & Maryville VRDB, Series A, Local Government Improvement

(Branch Banking and Trust Co. LOC), 0.13%, 12/8/11	$4,115	$4,115

Metropolitan Government Nashville & Davidson County Tennessee Health & Education Facilities Board Revenue VRDB, Lipscomb University Project

(FHLB of Atlanta LOC), 0.12%, 12/8/11	290	290

Metropolitan Government Nashville & Davidson County Tennessee Health & Educational Facilities Board Revenue Refunding VRDB, Series 2002, Multifamily Timberlake Project

(FNMA Insured), 0.13%, 12/8/11	7,450	7,450

Sevier County Tennessee Public Building Authority Public Projects Construction Notes, Series A1
1.25%, 5/1/12	4,750	4,762
		37,617

Texas – 12.5%

Comal Texas Independent School District G.O. Bonds, Series RR-II-R-11907

(Texas Permanent School Fund Gtd.), 0.14%, 12/8/11 (1)	8,560	8,560

Harris County Texas Revenue Refunding Bonds, Toll Road, Sub Lien

2.00%, 8/15/12	10,000	10,169

Houston Texas Independent School District VRDB, Series 2004, Schoolhouse

0.57%, 3/27/12	7,500	7,500

Houston Texas Tax & Revenue Anticipation Notes

1.75%, 6/29/12	10,000	10,090

Katy Texas Independent School District G.O. VRDB, Fort Bend, Harris & Waller Counties, Cash Building

0.17%, 12/8/11	6,400	6,400

Mesquite Texas Health Facilities Development VRDB, Series 2000-C, Retirement Facility

(Bank of America N.A. LOC), 0.13%, 12/8/11	6,345	6,345

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 94.6% – continued

Texas – 12.5% – continued

Port Arthur Texas Navigation District Exempt Facilities Revenue VRDB, Series 2010, Total Petrochemicals USA

0.16%, 12/8/11	$6,400	$6,400

Port Arthur Texas Navigation District of Environmental Facilities Revenue VRDB, Series E, Motiva Enterprises

0.12%, 12/1/11	10,200	10,200

Port of Port Arthur Texas Navigation District Environmental Facilities Revenue VRDB, Motiva Enterprises, Series B

(Motiva Gtd.), 0.12%, 12/1/11	15,000	15,000

San Antonio Texas Housing Trust Financial Corp. Multifamily Housing Revenue VRDB, Series 2010, Cevallos Lofts Apartments

(FHLMC LOC), 0.14%, 12/8/11	10,000	10,000

Texas State Tax & Revenue Anticipation Notes
2.50%, 8/30/12	61,000	62,012
		152,676

Utah – 1.2%

Utah Housing Corp. Multifamily Revenue VRDB, Series 2009-A, Florentine Villas

(FHLMC LOC), 0.13%, 12/8/11	6,100	6,100

Utah Housing Corp. SFM Revenue Refunding VRDB, Series A-Class I

0.12%, 12/8/11	4,700	4,700

Utah Water Financial Agency Revenue VRDB, Series 2008-B
0.13%, 12/8/11 (1)	3,900	3,900
		14,700

Washington – 1.7%

Washington State Health Care Facilities Authority VRDB, Series B, Swedish Health Services

(Citibank N.A. LOC), 0.12%, 12/8/11	2,600	2,600

Washington State Higher Education Facilities Authority Revenue VRDB, Series B, University of Puget Sound Project

(Bank of America N.A. LOC), 0.19%, 12/8/11	5,900	5,900

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	37	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TAX -EXEMPT PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 94.6% – continued

Washington – 1.7% – continued

Washington State Housing Financial Commission Nonprofit Housing Revenue VRDB, Series 2000, Living Care Centers Project

(Wells Fargo Bank N.A. LOC), 0.13%, 12/8/11	$1,890	$1,890
Washington State Housing Financial Community Non-profit Revenue Refunding VRDB, Series 2004, Hearthstone Project

(Wells Fargo Bank N.A. LOC), 0.13%, 12/8/11	10,185	10,185
		20,575

Wisconsin – 6.7%

La Crosse Wisconsin Development Revenue VRDB, Series 2008, University of Wisconsin La Crosse Foundation

(Wells Fargo Bank N.A. LOC), 0.25%, 12/8/11	600	600

Public Finance Authority Wisconsin Continuing Care Retirement Community Revenue VRDB, Series B, Glenridge Palmer Ranch

(Bank of Scotland PLC LOC), 0.15%, 12/1/11	5,000	5,000

Public Finance Authority Wisconsin Continuing Care Retirement Community Revenue VRDB, Series C, Glenridge Palmer Ranch

(Bank of Scotland PLC LOC), 0.15%, 12/1/11	7,000	7,000

Wisconsin Health & Educational Facilities Authority Revenue VRDB, Fort Healthcare, Inc., Series A

(JPMorgan Chase Bank N.A. LOC), 0.20%, 12/1/11	8,700	8,700

Wisconsin Health & Educational Facilities Authority Revenue VRDB, Meriter Hospital Inc., Series C

(U.S. Bank N.A. LOC), 0.15%, 12/1/11	2,000	2,000

Wisconsin Health & Educational Facilities Authority Revenue VRDB, Oakwood Village

(Bank of Montreal LOC), 0.11%, 12/8/11	12,540	12,540

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 94.6% – continued

Wisconsin – 6.7% – continued

Wisconsin State Health & Educational Facilities Authority Revenue Refunding VRDB, Series 2009, Concordia University, Inc.

(JPMorgan Chase Bank N.A. LOC), 0.14%, 12/8/11	$2,225	$2,225

Wisconsin State Health & Educational Facilities Authority Revenue Refunding VRDB, Series 2009, Lawrence University

(JPMorgan Chase Bank N.A. LOC), 0.14%, 12/8/11	8,165	8,165

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Series 2009, Goodwill Industries

(U.S. Bank N.A. LOC), 0.11%, 12/8/11	4,800	4,800

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Series 2010-B, Beloit College

(JPMorgan Chase Bank N.A. LOC), 0.14%, 12/8/11	7,900	7,900
Wisconsin State Revenue Notes

2.00%, 6/15/12	22,500	22,715
		81,645

Wyoming – 0.1%

Platte County Wyoming PCR VRDB, Tri-State Generation & Transmission Association (National Rural Utilities Cooperative Finance Corp. Gtd.),

0.26%, 12/1/11	1,000	1,000

Municipal States Pooled Securities – 0.6%

BB&T Municipal Trust Various States Revenue VRDB, Series 1007 (Branch

Banking and Trust Co. LOC), 0.23%, 12/8/11(1)	6,965	6,965
Total Municipal Investments
(Cost $1,157,689)		1,157,689

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	38	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 4.1%

U.S. Treasury Notes – 4.1%

1.38%, 3/15/12	$50,000	$50,190
Total U.S. Government Obligations
(Cost $50,190)		50,190

Total Investments – 98.7%
(Cost $1,207,879)(3)		1,207,879
Other Assets less Liabilities – 1.3%		16,027
NET ASSETS – 100.0%		$1,223,906

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Institutional Funds.
(2)	Restricted security has been deemed illiquid. At November 30, 2011, the value of these restricted illiquid securities amounted to approximately $23,300,000 or 1.9% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	AQUISITION AND ENFORCEABLE DATE	AQUISITION COST (000s)

BB&T Municipal Trust VRDB, Series 1016,

0.23%, 12/8/11	4/14/11	$17,320

Gwinnett County Georgia Water & Sewer Authority Revenue VRDB,

0.13%, 12/8/11	2/25/11	5,980

(3)	The cost for federal income tax purposes was $1,207,879.

Percentages shown are based on Net Assets

At November 30, 2011, the industry sectors (unaudited) for the Tax-Exempt Portfolio were:

INDUSTRY SECTOR	% OF NET ASSETS

Air, Transportation, Water Services and Solid Waste Management	11.4%

Educational Services	11.0

Executive, Legislative and General Government	26.5

General Medical & Surgical Hospitals, Nursingand Personal Care	13.8

Health Services and Residential Care	16.4

Urban and Community Development,

Housing Programs and Social Services	9.4

All other sectors less than 5%	11.5
Total	100.0%

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1–Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2–Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3–Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Tax-Exempt Portfolio’s investments, which are carried at amortized cost, which approximates fair value, as of November 30, 2011:

	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)

Investments held by Tax-Exempt Portfolio	$—	$1,207,879	(1)	$—	$1,207,879

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses significant transfers between levels based on valuations at the end of each reporting period. At November 30, 2011, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on November 30, 2010. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	39	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3%

Alabama – 1.1%

Eclipse Funding Trust Revenue VRDB, Solar Eclipse Mobile,

(U.S. Bank N.A. LOC), 0.10%, 12/1/11	$15,425	$15,425

Taylor-Ryan Improvement District No. 2 VRDB, Series A, Alabama Special Assessment

(Wachovia Bank N.A. LOC), 0.14%, 12/8/11	10,700	10,700

West Jefferson IDB PCR Refunding VRDB, Series C, Alabama Power Co. Project

0.15%, 12/8/11	26,000	26,000
		52,125

Alaska – 0.2%

Eclipse Funding Trust Revenue VRDB, Solar Eclipse
(U.S. Bank N.A. LOC), 0.10%, 12/1/11(1)	7,980	7,980

Arizona – 1.1%

Arizona Board Regents Certificates Partnership

(Wells Fargo & Co. Gtd.), 0.18%, 12/8/11(1)	16,880	16,880

Arizona Health Facilities Authority Revenue VRDB, Series 2002, Health Facilities Royal Oaks Project

(Bank of America N.A. LOC), 0.13%, 12/8/11	10,885	10,885

Arizona Health Facilities Authority Revenue VRDB, Series 2009-F, Catholic West Loan Program

(Citibank N.A. LOC), 0.12%, 12/8/11	7,700	7,700

Arizona Health Facilities Authority Senior Living Revenue VRDB, Royal Oaks Life Care Community

(Bank of America N.A. LOC), 0.13%, 12/8/11	8,285	8,285

Tucson Arizona IDA VRDB, Series 2002-A, Housing Family Housing Resource Projects

(FNMA LOC), 0.14%, 12/8/11	7,230	7,230
		50,980

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

Arkansas – 0.1%

Benton County Arkansas Public Facilities Board College Parking Revenue Refunding VRDB, Series A, Northwest Arkansas Community
(FHLB of Dallas LOC), 0.14%, 12/8/11	$7,385	$7,385

California – 3.7%

California Pollution Control Financing Authority Solid Waste Disposal Revenue VRDB, Athens Services Project

(Wells Fargo Bank N.A. LOC), 0.13%, 12/8/11	12,500	12,500

California School Cash Reserve Program Authority Revenue Notes

Series A 2.00%, 3/1/12	4,755	4,774

Series B 2.00%, 6/1/12	6,000	6,045

Series C 2.00%, 3/1/12	9,000	9,038

Series E 2.00%, 6/1/12	4,000	4,033

Series F 2.00%, 6/1/12	1,000	1,008

California State G.O. VRDB, Series 2048

(Citibank N.A. LOC), 0.13%, 12/8/11	16,600	16,600

California State VRDB, Series A

(Bank of America N.A. LOC), 0.14%, 12/8/11	5,000	5,000

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Series 2009-A, Claremont Villas

(FHLB of San Francisco LOC), 0.12%, 12/8/11	1,885	1,885

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Series 2009-M, South Shore Apartments

(FHLB of San Francisco LOC), 0.12%, 12/8/11	5,000	5,000

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Series D, Lincoln Walk Apartment Project

(PNC Bancorp, Inc. LOC), 0.13%, 12/8/11	9,450	9,450

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	40	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

California – 3.7% – continued

California Statewide Communities Development Authority Revenue VRDB, Series 2007-A, Sweep Loan Program

(Citibank N.A. LOC), 0.11%, 12/8/11	$1,900	$1,900

California Statewide Communities Development Authority Revenue VRDB, Series D, Rady Children’s Hospital

(Wachovia Bank N.A. LOC), 0.06%, 12/1/11	780	780

Daly City California Housing Financing Agency Multifamily Revenue Refunding VRDB, Series 1999, Serramonte Del Ray

(FNMA Gtd.), 0.12%, 12/8/11	8,730	8,730

Fresno California Multifamily Housing Revenue Refunding VRDB, Heron Pointe Apartments,

Series A (FNMA LOC), 0.12%, 12/8/11	745	745

Golden State Tobacco Securitization Corp., California Tobacco Settlement Revenue Bonds, Series R-11442, Enhanced Asset Backed

(AGM Corp. Insured), 0.34%, 12/8/11(1)	1,285	1,285

Los Angeles California Community Redevelopment Agency Multifamily Housing Revenue Refunding VRDB, Grand Promenade Project,

(FHLMC Gtd.), 0.12%, 12/8/11	5,700	5,700

Los Angeles California G.O. TRANS

2.50%, 4/30/12	14,000	14,125

Los Angeles County California G.O. TRANS

Series A 2.50%, 2/29/12	15,000	15,080

Series C 2.50%, 6/29/12	7,500	7,590

Los Angeles, California Department of Water & Power Waterworks Revenue VRDB

0.09%, 12/8/11	900	900

Los Angeles, California Department Water & Power Revenue VRDB, Power Systems

Series A-2 0.10%, 12/8/11	12,000	12,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

California – 3.7% – continued

Orange County California Apartment Development Revenue Refunding VRDB, Series 1997-A, Larkspur Canyon Apartments

(FNMA LOC), 0.09%, 12/8/11	$7,435	$7,435

Riverside County California Certificates Partnership Aces VRDB, Series 1985-B, Riverside County Public Facilities Project

(State Street Corp. LOC), 0.09%, 12/8/11	1,000	1,000

Riverside County California Housing Authority Multifamily Housing Revenue Refunding VRDB, Series C, Tyler Springs Apartments

(FNMA Gtd.), 0.13%, 12/8/11	750	750

Sacramento County California Housing Authority Multifamily Housing Revenue Refunding VRDB, Series A, Bent Tree Apartments

(FNMA Gtd.), 0.12%, 12/8/11	6,900	6,900

Sacramento County California Sanitation District Financing Authority Revenue Refunding VRDB, Series E, Sub Lien-Sanitation District

(U.S. Bank N.A. LOC), 0.11%, 12/8/11	1,200	1,200

San Diego County California Regional Transportation Commission Sales Tax Revenue VRDB

0.14%, 12/8/11	11,800	11,800

San Francisco California City & County Finance Corp. Lease Revenue Refunding VRDB, Series 2008-1, Moscone Center
(Bank of America N.A. LOC), 0.10%, 12/8/11	5,675	5,675
		178,928

Colorado – 2.7%

Arapahoe County Colorado Multifamily Revenue Refunding VRDB, Series 2001, Rent Housing Hunters Run

(FHLMC LOC), 0.13%, 12/8/11	200	200

Base Village Metropolitan District No. 2 Colorado G.O. Revenue VRDB, Series C, Ltd. Tax

(U.S. Bank N.A. LOC), 0.16%, 12/8/11	6,510	6,510

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	41	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

Colorado – 2.7% – continued

Castle Pines North Finance Corp. Colorado COPS VRDB, Series F

(Wells Fargo Bank N.A. LOC), 0.20%, 12/8/11	$8,135	$8,135

Colorado Educational & Cultural Facilities Authority Revenue VRDB, Series 2005, Bear Creek School Project

(U.S. Bank N.A. LOC), 0.11%, 12/8/11	6,210	6,210

Colorado Educational & Cultural Facilities Authority Revenue VRDB, Series A, Presentation School

(U.S. Bank N.A. LOC), 0.11%, 12/8/11	7,250	7,250

Colorado Educational & Cultural Facilities Authority Revenue VRDB, Series B, Immanuel Lutheran School Project

(Bank of America N.A. LOC), 0.18%, 12/1/11	5,065	5,065

Colorado Educational and Cultural Facilities Authority Revenue VRDB, Concordia University Irvine Project

(U.S. Bank N.A. LOC), 0.18%, 12/1/11	3,750	3,750

Colorado Health Facilities Authority Revenue Refunding VRDB, Series 2008, The Evangelical Project

(U.S. Bank N.A. LOC), 0.14%, 12/8/11	1,500	1,500

Colorado Health Facilities Authority Revenue VRDB, Series 2006-A, Golden West Manor

(U.S. Bank N.A. LOC), 0.20%, 12/8/11	6,460	6,460

Colorado Health Facilities Authority Revenue VRDB, Sisters of Charity

0.12%, 12/8/11	2,200	2,200

Colorado HFA SFM Revenue VRDB, Series 2006-C1-B2,

0.12%, 12/8/11	14,300	14,300

Colorado Springs Utilities Revenue Refunding VRDB,

0.13%, 12/8/11	8,800	8,800

Colorado State Educational & Cultural Facilities Authority Revenue VRDB, Southeastern California Projects,

(Bank of America N.A. LOC), 0.13%, 12/8/11	17,000	17,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

Colorado – 2.7% – continued

Colorado State Housing Finance Authority SFM Revenue VRDB, AMT,

0.17%, 12/8/11	$35,000	$35,000

Denver Colorado Urban Renewal Authority Tax Increment Revenue VRDB, Series 2008 A-2, Stapleton

(U.S. Bank N.A. LOC), 0.14%, 12/8/11	755	755

Larkridge Metropolitan District No. 1 Colorado VRDB, Series 2004
(U.S. Bank N.A. LOC), 0.14%, 12/8/11	9,655	9,655
		132,790

Connecticut – 0.2%

Connecticut State Development Authority Revenue Refunding VRDB, Pierce Memorial Baptist

(Bank of America N.A. LOC), 0.09%, 12/8/11	2,550	2,550

Connecticut State HFA VRDB, Cil Realty, Inc.

(HSBC Bank USA N.A. LOC), 0.11%, 12/8/11	4,900	4,900
		7,450

District of Columbia – 2.9%

District of Columbia G.O. Bonds

(Wells Fargo & Co. Gtd.), 0.15%, 12/8/11 (1)	16,385	16,385

District of Columbia Hospital Revenue Bonds, Children’s Hospital Obligation

(AGM Corp. Insured), 0.29%, 12/8/11 (1)	11,015	11,015

District of Columbia Revenue VRDB, Series 2001, Henry J. Kaiser Foundation

0.14%, 12/8/11	4,700	4,700

District of Columbia Revenue VRDB, Series 2003, American Psychiatric Association

(Bank of America N.A. LOC), 0.32%, 12/8/11	1,955	1,955

District of Columbia Revenue VRDB, Series 2007, DC Preparatory Academy

(M&T Bank Corp. LOC), 0.19%, 12/8/11	8,920	8,920

District of Columbia Revenue VRDB, Series 2008, Kipp

(M&T Bank Corp. LOC), 0.15%, 12/8/11	18,800	18,800

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	42	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

District of Columbia – 2.9% – continued

Metropolitan Washington D.C. Airport Authority System Refunding VRDB,

Series C-2 (Barclays PLC LOC), 0.13%, 12/8/11	$14,700	$14,700

Metropolitan Washington D.C. Apartment Authority Systems Revenue Refunding VRDB, AMT
(Barclays PLC LOC), 0.13%, 12/1/11	64,650	64,650
		141,125

Florida – 6.9%

Broward County Florida Educational Facilities Authority Revenue VRDB, City College Project

(Citibank N.A. LOC), 0.13%, 12/8/11	9,865	9,865

Capital Trust Agency Florida Housing Revenue VRDB, Series 2008-A, Atlantic Housing Foundation

(FNMA LOC), 0.14%, 12/8/11	21,770	21,770

Collier County Florida Health Facilities Authority Revenue VRDB, Moorings, Inc. Project

(JPMorgan Chase Bank N.A. LOC), 0.13%, 12/8/11	10,000	10,000

Collier County Florida Health Facilities Authority Revenue VRDB, The Moorings, Inc. Project,

(JPMorgan Chase Bank N.A. LOC), 0.13%, 12/8/11	6,645	6,645

Eclipse Funding Trust G.O. Bonds, Solar Eclipse Miami

(U.S. Bank N.A. LOC), 0.10%, 12/1/11 (1)	17,380	17,380

Escambia County Florida Health Facilities Authority Revenue Refunding VRDB, Series B, Azalea Trace, Inc.

(Bank of America N.A. LOC), 0.10%, 12/1/11	3,000	3,000

Florida Housing Finance Agency Multifamily Housing Huntington VRDB, Series 1985

(FHLMC Gtd.), 0.11%, 12/8/11	4,100	4,100

Florida Housing Finance Agency Multifamily River Oaks VRDB, Series 1985

(FHLMC Insured), 0.13%, 12/8/11	6,200	6,200

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

Florida - 6.9% – continued

Florida Housing Finance Corp. Multifamily Mortgage Revenue VRDB, Series 2008-L, Hudson Ridge Apartments

(FHLB of San Francisco LOC), 0.14%, 12/8/11	$7,055	$7,055

Florida Housing Finance Corp. Multifamily Revenue Refunding VRDB, Lee Vista Apartments

(FHLMC Insured), 0.14%, 12/8/11	16,710	16,710

Florida Housing Finance Corp. Multifamily Revenue Refunding VRDB, Series 2004, Mortgage-Maitland Apartments

(FHLMC Gtd.), 0.14%, 12/8/11	18,575	18,575

Florida Housing Finance Corp. Multifamily Revenue Refunding VRDB, Series C, Mortgage Monterey Lake

(FHLMC LOC), 0.11%, 12/8/11	7,325	7,325

Florida State Board of Education Public Education G.O. Bonds, Series A, Capital Outlay

0.13%, 12/8/11(1)	10,000	10,000

Highlands County Florida Health Facilities Authority Revenue VRDB, Series 2005-I, Hospital Adventist Health Systems

0.11%, 12/8/11	7,500	7,500

Highlands County Florida Health Facilities Authority Revenue VRDB, Series 2007 A-2, Hospital Adventist Health Systems

0.11%, 12/8/11	10,000	10,000

Highlands County Florida Health Facilities Authority Revenue VRDB, Series B, Hospital Adventist Health Systems

(Harris Bankcorp, Inc. LOC), 0.10%, 12/8/11	10,910	10,910

Jacksonville Florida Health Facilities Authority Hospital Revenue VRDB, Series 2008-B, Baptist Medical

(Branch Banking and Trust Co. LOC), 0.14%, 12/8/11	13,240	13,240

Jacksonville Florida Health Facilities Authority Revenue VRDB

(Bank of America N.A. LOC), 0.13%, 12/1/11	30,585	30,585

Lake County Florida Capital Improvement Revenue,

(Deutsche Bank A.G. LOC), 0.27%, 12/8/11(1)	29,378	29,378

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	43	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

Florida – 6.9% – continued

Lee County Florida HFA Multifamily Housing Revenue Refunding Bonds VRDB, Series 1995-A, Forestwood Apartments Project

(FNMA Gtd.), 0.13%, 12/8/11	$11,485	$11,485

Lee County IDA Health Care Facilities Revenue VRDB, Series 1999-B, Shell Point Village Project

(Bank of America N.A. LOC), 0.11%, 12/8/11	6,340	6,340

Lee County IDA Health Care Facilities Revenue VRDB, Subseries B-1, Shell Point Village Project

(Bank of America N.A. LOC), 0.11%, 12/8/11	1,510	1,510

Martin County Florida Health Facilities Authority Hospital Revenue Refunding VRDB, Martin Memorial Medical Center,

(Wachovia Bank N.A. LOC), 0.13%, 12/8/11	13,775	13,775

Orlando Florida Utilities Community Utility System Revenue VRDB

0.12%, 12/8/11	10,000	10,000

Palm Beach County Florida Solid Waste Authority Revenue VRDB

(U.S. Treasury Escrowed) 1.00%, 1/12/12	40,000	40,027

St. Petersburg Florida Health Facilities Authority Revenue VRDB, Series 2005 A-1, Children’s Hospital

(Wachovia Bank N.A. LOC), 0.15%, 12/8/11	4,500	4,500

Volusia County Florida HFA Multifamily Housing Revenue Refunding VRDB, Series 2002, Anatole Apartments

(FNMA Insured), 0.13%, 12/8/11	5,045	5,045
		332,920

Georgia – 1.7%

Atlanta Georgia Urban Residential Finance Authority Multifamily Housing Revenue VRDB, Alta Coventry Station Apartments,

(Bank of America N.A. LOC), 0.22%, 12/8/11	26,885	26,885

Clayton County Georgia Housing Authority Multifamily Housing Revenue VRDB, Series 1985, Rivers Edge Development

(FHLMC Gtd.), 0.14%, 12/8/11	1,655	1,655

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

Georgia – 1.7% – continued

Cobb County Georgia Development Authority Revenue VRDB, Series 2009, North Cobb Christian School

(Branch Banking and Trust Co. LOC), 0.14%, 12/8/11	$12,245	$12,245

Cobb County Georgia Housing Authority Multifamily Housing Revenue Refunding VRDB, Series 1999, Cobb-Six Flags Association

(FHLMC LOC), 0.14%, 12/8/11	5,290	5,290

DeKalb County Georgia Housing Authority Multifamily Housing Revenue VRDB, Series 1997, Post Walk Project

(Collateralized by FNMA) 0.13%, 12/8/11	100	100

DeKalb County Georgia Multifamily Housing Authority Revenue VRDB, Highland Place Apartments Project,

(FHLMC LOC), 0.14%, 12/8/11	11,700	11,700

Gwinnett County Georgia Housing Authority Multifamily Housing Revenue VRDB, Series 1996, Post Corners Project

(FNMA Gtd.), 0.13%, 12/8/11	7,400	7,400

Marietta Georgia Housing Authority Multifamily Revenue Refunding VRDB, Housing Wood Glen

(FHLMC Insured), 0.14%, 12/8/11	6,665	6,665

Roswell Georgia Housing Authority Multifamily Revenue Refunding VRDB, Series 1994, Housing Wood Crossing Project

(FHLMC LOC), 0.14%, 12/8/11	5,550	5,550

Roswell Georgia Housing Authority Multifamily Revenue Refunding VRDB, Series B, Housing Chambrel Roswell

(FNMA Gtd.), 0.14%, 12/8/11	3,780	3,780

Smyrna Georgia Multifamily Housing Authority Revenue VRDB, Series 1997, F & M Villages Project

(FNMA Gtd.), 0.12%, 12/8/11	1,350	1,350
		82,620

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	44	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.3%% – continued

Hawaii – 0.1%

Eclipse Funding Trust G.O. VRDB, Solar Eclipse, Honolulu

(U.S. Bank N.A. LOC), 0.13%, 12/8/11(1)	$4,205	$4,205

Hawaii State Housing Finance & Development Corp. Multifamily Revenue VRDB, Series 2008, Housing Lokahi Kau

(FHLMC LOC), 0.12%, 12/8/11	3,075	3,075
		7,280

Idaho – 1.1%

Idaho Health Facilities Authority Revenue VRDB, Series 2009-A, St. Lukes Health Systems Project

(Wells Fargo Bank N.A. LOC), 0.12%, 12/8/11	19,000	19,000

Idaho Housing & Finance Association Non-profit Facilities Revenue VRDB, Series 2008, College of Idaho Project

(U.S. Bank N.A. LOC), 0.11%, 12/8/11	4,700	4,700

Idaho State G.O. Tax Anticipation Notes, Series A-2
2.00%, 6/29/12	30,000	30,300
		54,000

Illinois – 5.8%

Aurora Illinois Revenue VRDB, Series 2003, Counseling Center of Fox Valley Project

(Harris Bankcorp, Inc. LOC), 0.16%, 12/8/11	3,210	3,210

Bridgeview, Illinois G.O. Refunding VRDB, Series C

(Harris Bankcorp, Inc. LOC), 0.15%, 12/8/11	17,500	17,500

Chicago Illinois G.O. VRDB, Series 21-B-3, Neighborhoods Alive

(Bank of America N.A. LOC), 0.16%, 12/1/11	5,880	5,880

Chicago Illinois Transit Authority COPS

(AGM Corp. Insured), 0.34%, 12/8/11 (1)	5,445	5,445

DuPage County Illinois Educational Facility Revenue VRDB, Series E-17, Benedictine University

(U.S. Bank N.A. LOC), 0.11%, 12/8/11	6,600	6,600

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 99.3% – continued

Illinois – 5.8% continued

Illinois Development Finance Authority Revenue VRDB, BAPS, Inc. Project

(Comerica Bank LOC), 0.15%, 12/8/11	$7,985	$7,985

Illinois Development Finance Authority Revenue VRDB, Series 1998, American Youth Hostels Project

(Harris Bankcorp, Inc. LOC), 0.16%, 12/8/11	6,530	6,530

Illinois Development Finance Authority Revenue VRDB, Series 1998, Glenwood School For Boys

(Harris Bankcorp, Inc. LOC), 0.15%, 12/8/11	1,800	1,800

Illinois Development Financial Authority Revenue VRDB, Series 2003, Jewish Council Youth Services

(Harris Bankcorp, Inc. LOC), 0.16%, 12/8/11	810	810

Illinois Development Financial Authority Revenue VRDB, Series B, Evanston Northwestern,

0.10%, 12/1/11	4,715	4,715

Illinois Educational Facilities Authority Revenue VRDB, Series 1985, Cultural Pool

(JPMorgan Chase Bank N.A. LOC), 0.16%, 12/8/11	7,090	7,090

Illinois Educational Facilities Authority Revenue VRDB, Series 2003-B, Augustana College

(Harris Bankcorp, Inc. LOC), 0.14%, 12/8/11	6,290	6,290

Illinois Educational Facilities Authority Revenue VRDB, Series B, University of Chicago,

0.44%, 5/3/12	20,265	20,265

Illinois Finance Authority Educational Facility Revenue VRDB, Series 2007, Erikson Institute Project

(Bank of America N.A. LOC), 0.42%, 12/8/11	6,000	6,000

Illinois Finance Authority Multifamily Revenue VRDB, Series 2005, Housing Villagebrook Apartments Project

(FHLMC LOC), 0.26%, 12/8/11	5,100	5,100

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	45	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

Illinois – 5.8% – continued

Illinois Finance Authority Revenue VRDB, Easter Seals Metropolitan Chicago

(Harris Bankcorp, Inc. LOC), 0.16%, 12/8/11	$2,940	$2,940

Illinois Finance Authority Revenue VRDB, Literature Research Institute

(JPMorgan Chase Bank N.A. LOC), 0.12%, 12/8/11	6,160	6,160

Illinois Finance Authority Revenue VRDB, Mercy Alliance Project,

(U.S. Bank N.A. LOC), 0.11%, 12/8/11	7,470	7,470

Illinois Finance Authority Revenue VRDB, Nazareth Academy Project

(Harris Bankcorp, Inc. LOC), 0.16%, 12/8/11	6,100	6,100

Illinois Finance Authority Revenue VRDB, Series 2005, Joan W. & Irving B. Dance Project

(Bank of America N.A. LOC), 0.21%, 12/8/11	8,300	8,300

Illinois Finance Authority Revenue VRDB, Series 2007, North American Spine Society

(Harris Bankcorp, Inc. LOC), 0.15%, 12/8/11	11,100	11,100

Illinois Finance Authority Revenue VRDB, Series 2008-A, Community Action Partnership

(Harris Bankcorp, Inc. LOC), 0.17%, 12/8/11	3,000	3,000

Illinois Finance Authority Revenue VRDB, Series 2009-C, OSF Healthcare System

(Wells Fargo Bank N.A. LOC), 0.12%, 12/8/11	5,000	5,000

Illinois Finance Authority Revenue VRDB, Series 2009-E-2, University of Chicago Medical

(JPMorgan Chase Bank N.A. LOC), 0.10%, 12/1/11	10,000	10,000

Illinois Finance Authority Revenue VRDB, Series A, Franciscan Communities

(Bank of America N.A. LOC), 0.18%, 12/8/11	7,690	7,690

Illinois Finance Authority Revenue VRDB, WBEZ Alliance, Inc. Project,

(Bank of America N.A. LOC), 0.15%, 12/8/11	22,000	22,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

Illinois – 5.8% – continued

Illinois Finance Authority Revenue, Series 2008, Chicago Horticultural Project

(JPMorgan Chase Bank N.A. LOC), 0.14%, 12/8/11	$9,000	$9,000

Illinois Health Facilities Authority Revenue Refunding Bonds, Series 1996-B, Franciscan Eldercare

(Bank of America N.A. LOC), 0.17%, 12/8/11	4,050	4,050

Illinois Health Facilities Authority Revenue VRDB, Series 2003, Memorial Health Systems

(JPMorgan Chase Bank N.A. LOC), 0.15%, 12/1/11	18,875	18,875

Illinois Municipal Electric Agency Power Supply

(Wells Fargo & Co. Gtd.), 0.17%, 12/8/11(1)	16,105	16,105

Illinois State Development Finance Authority IDR VRDB, Katlaw Tretam & Co. Project,

(JPMorgan Chase Bank N.A. LOC), 0.38%, 12/8/11	2,530	2,530

Illinois State Finance Authority Multifamily Housing Revenue VRDB, Autumn Ridge Apartments,

Series A (FHLMC LOC), 0.17%, 12/8/11	4,960	4,960

Illinois State Toll Highway Authority Toll Highway Revenue VRDB, Series A-2D

(Wachovia Bank N.A. LOC), 0.11%, 12/8/11	12,500	12,500

Kane County Revenue Bonds, Series 1993, Glenwood School For Boys

(Harris Bankcorp, Inc. LOC), 0.15%, 12/8/11	2,200	2,200

Morton Grove Cultural Facility Revenue VRDB, Series 2006, Holocaust Museum & Education

(Bank of America N.A. LOC), 0.14%, 12/8/11	4,750	4,750

University Illinois University Revenues VRDB, Series 2008, Auxiliary Facilities Systems,
0.14%, 12/8/11	11,865	11,865
		281,815

Indiana – 1.8%

Deutsche Bank Spears/Lifers Trust Goldman Sachs Spears Revenue VRDB

0.27%, 12/8/11(1)	2,855	2,855

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	46	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

Indiana – 1.8% – continued

Elkhart County Indiana Multifamily Revenue VRDB, Series 2008 II-A, Housing Ashton Pines Apartments

(FHLB of Indianapolis LOC), 0.15%, 12/8/11	$8,000	$8,000

Indiana Board Bank Revenue Notes, Advance Funding Program, 2.00%, 1/5/12	15,000	15,021

Indiana Health Facility Financing Authority Revenue VRDB, Series 2001, Franciscan Eldercare Project

(Bank of America N.A. LOC), 0.18%, 12/8/11	270	270

Indiana Health Facility Financing Authority Revenue VRDB, Series 2002-B, Fayette Memorial Hospital Association

(U.S. Bank N.A. LOC), 0.15%, 12/1/11	5,425	5,425

Indiana Health Facility Financing Authority Revenue VRDB, Series E-6, Ascension Health,

0.10%, 12/7/11	12,280	12,280

Indiana State Development Finance Authority Economic Development Revenue VRDB, Series 2003, Young Men’s Christian Association

(Wells Fargo Bank N.A. LOC), 0.25%, 12/8/11	2,500	2,500

Indiana State Finance Authority Revenue VRDB, Educational Facilities, Depauw University Project

(PNC Bancorp, Inc. LOC), 0.12%, 12/8/11	8,200	8,200

Indianapolis Indiana Economic Development Revenue VRDB, Series 2008, Brookhaven County Line Project

(FNMA Gtd.), 0.14%, 12/8/11	14,300	14,300

Lawrenceburg Indiana PCR Refunding, Series 2008-H, Indiana Michigan Power Co. Project

(Bank of Nova Scotia LOC), 0.15%, 12/1/11	6,000	6,000

Lawrenceburg Industrial PCR Refunding VRDB, Industrial Michigan Power Co. Project,

(Bank of Nova Scotia LOC), 0.10%, 12/8/11	1,300	1,300

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

Indiana – 1.8% – continued

RBC Municipal Products, Inc., Series E-23,

(Royal Bank of Canada LOC), 0.14%, 12/8/11(1) (2)	$8,500	$8,500

Vincennes, Indiana Economic Development Revenue VRDB, Knox County Association
(Wells Fargo Bank N.A. LOC), 0.25%, 12/8/11	1,500	1,500
		86,151

Iowa – 1.3%

Grinnell Iowa Hospital Revenue Refunding VRDB, Series 2011, Grinnell Regional Medical Center

(U.S. Bank N.A. LOC), 0.15%, 12/1/11	3,000	3,000

Hills Iowa Health Facilities Revenue VRDB, Series 2008, Mercy Hospital Project

(U.S. Bancorp LOC), 0.15%, 12/1/11	5,365	5,365

Iowa Finance Authority Economic Development Revenue VRDB, Series 2002, Iowa West Foundation Project

(U.S. Bank N.A. LOC), 0.14%, 12/8/11	6,100	6,100

Iowa Finance Authority Health Facilities Revenue VRDB, The Kahl Home Project,

(JPMorgan Chase Bank N.A. LOC), 0.14%, 12/8/11	24,750	24,750

Iowa Finance Authority Revenue VRDB, Series 2003, Museum of Art Foundation

(U.S. Bank N.A. LOC), 0.15%, 12/1/11	3,905	3,905

Iowa Financial Authority Private College Revenue VRDB, Morningside College Project,

(U.S. Bank N.A. LOC), 0.15%, 12/1/11	800	800

Iowa Financial Authority Retirement Community Revenue VRDB, Series 2003-B, Wesley Retirement Services

(Wells Fargo Bank N.A. LOC), 0.13%, 12/8/11	6,500	6,500

Iowa Higher Education Loan Authority Revenue Private College VRDB, Series 2002, Luther College Project

(U.S. Bank N.A. LOC), 0.11%, 12/8/11	10,455	10,455

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	47	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

Iowa – 1.3% – continued

Iowa Higher Education Loan Authority Revenue Refunding VRDB, Private College, Des Moines Project
(U.S. Bank N.A. LOC), 0.15%, 12/1/11	$3,250	$3,250
		64,125

Kansas – 1.3%

Kansas State Development Finance Authority Health Facilities Revenue VRDB, Kansas University Health Systems,
(U.S. Bank N.A. LOC), 0.15%, 12/1/11	7,000	7,000

Kansas State Development Finance Authority Multifamily Housing Revenue VRDB, Series B, Boulevard Apartments
(Wells Fargo Bank N.A. LOC), 0.18%, 12/8/11	23,750	23,750

Kansas State Development Finance Authority Multifamily Revenue Refunding VRDB, Housing Chesapeake Apartments Project
(FHLMC LOC), 0.14%, 12/8/11	14,800	14,800

Kansas State Development Financial Authority Hospital Revenue VRDB, Series 2004-C, Adventist Health-Sunbelt
(JPMorgan Chase Bank N.A. LOC), 0.10%, 12/8/11	9,625	9,625

Olathe Kansas Multifamily Housing Refunding VRDB, Jefferson Place Apartments Project
(FHLMC Gtd.), 0.14%, 12/8/11	7,780	7,780

Olathe Kansas Multifamily Housing Revenue Refunding VRDB, Jefferson Place Apartments Project,
(FHLMC LOC), 0.21%, 12/8/11	2,485	2,485
		65,440

Kentucky – 2.3%

Boone County Kentucky PCR Refunding VRDB, Duke Energy,
(Wells Fargo Bank N.A. LOC), 0.10%, 12/8/11	2,720	2,720

Fort Mitchell League of Cities Funding VRDB, Series 2002-A, Trust Lease Program
(U.S. Bank N.A. LOC), 0.13%, 12/8/11	6,100	6,100

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

Kentucky – 2.3% – continued

Jefferson County Kentucky Multifamily Revenue Refunding VRDB, Series 2002, Camden Brookside Project
(FNMA Insured), 0.13%, 12/8/11	$8,900	$8,900

Jefferson County Kentucky Multifamily Revenue Refunding VRDB, Series-2, Housing Camden Meadows Project
(FNMA Insured), 0.13%, 12/8/11	8,200	8,200

Kentucky Economic Development Finance Authority Revenue Refunding VRDB, Retirement Housing Foundation,
(KBC Groep N.V. LOC), 0.11%, 12/8/11	7,705	7,705

Kentucky Economic Development Finance Authority Revenue VRDB, Adventist Long Term Care
(PNC Bancorp, Inc. LOC), 0.13%, 12/8/11	8,180	8,180

Kentucky Economic Development Financial Authority Education Center Revenue VRDB, Series 2008-A, Ashland Hospital Corp.
(Branch Banking and Trust Co. LOC), 0.13%, 12/8/11	17,300	17,300

Morehead League of Cities Funding Trust Lease Program Revenue VRDB, Series 2004-A,
(U.S. Bank N.A. LOC), 0.13%, 12/8/11	7,683	7,683

Pendleton County Kentucky Multi-County Lease Revenue VRDB, Kentucky Associate Counties Leasing Program
(JPMorgan Chase Bank N.A. LOC), 0.50%, 12/6/11	33,000	33,000

Warren County Kentucky Hospital Revenue Refunding VRDB, Series 2008, Bowling Green-Warren
(AGM Corp. Insured), 0.19%, 12/8/11	7,855	7,855

Williamstown Kentucky League of Cities Funding Trust Lease Revenue VRDB, Series 2009-B
(U.S. Bank N.A. LOC), 0.13%, 12/8/11	4,075	4,075
		111,718

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	48	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

Louisiana – 2.1%

Ascension Parish Louisiana IDB, Inc. Revenue VRDB, IMTT-Geismar

(FHLB of Atlanta LOC), 0.12%, 12/8/11	$17,000	$17,000

Eclipse Funding Trust Revenue VRDB, Series 2007-0059, Solar Eclipse

(U.S. Bank N.A. LOC), 0.10%, 12/1/11 (1)(2)	16,145	16,145

Louisiana Local Government Environmental Facilities & Community Authority Revenue VRDB, Series B, Nicholls State University

(AGM Corp. Gtd.), 0.24%, 12/8/11	12,380	12,380

Louisiana Local Government Environmental Facilities & Community VRDB, Series B

(FHLB of Dallas LOC), 0.13%, 12/8/11	10,635	10,635

Louisiana Public Facilities Authority Multifamily Housing Revenue Refunding VRDB, Linlake Ventures Project

(FHLMC LOC), 0.13%, 12/8/11	8,000	8,000

Louisiana Public Facilities Authority Revenue Refunding VRDB, Series 1988, Multifamily

(FNMA LOC), 0.13%, 12/8/11	8,900	8,900

Port New Orleans Louisiana Board of Commerce Revenue Refunding VRDB

(FHLB LOC), 0.14%, 12/8/11	8,900	8,900

St. James Parish Louisiana Revenue VRDB, Nucor Steel LLC Project
0.13%, 12/8/11	20,000	20,000
		101,960

Maine – 0.5%

Maine State Health & Higher Educational Facilities Authority Revenue VRDB,
(JPMorgan Chase Bank N.A. LOC), 0.15%, 12/8/11	24,800	24,800

Maryland – 1.1%

Maryland State Community Development Administration Department Housing & Community Development VRDB, Series 2008-G, Multifamily Kirkwood Housing

(FHLMC LOC), 0.12%, 12/8/11	8,000	8,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

Maryland – 1.1% – continued

Maryland State Community Development Administration Department Housing & Community Development VRDB, Series 2009-A, Multifamily Development Sharp Apartments

(FHLMC Insured), 0.14%, 12/8/11	$16,950	$16,950

Maryland State Health & Higher Educational Facilities Authority Revenue VRDB, Series 2005-A, Adventist Healthcare

(Bank of America N.A. LOC), 0.13%, 12/8/11	100	100

Maryland State Health & Higher Educational Facilities Authority Revenue VRDB, Series 2008-B, Upper Chesapeake Hospital

(Branch Banking and Trust Co. LOC), 0.11%, 12/8/11	17,005	17,005

Maryland State Health & Higher Educational Facilities Authority Revenue VRDB, Series B, Pickersgill

(Branch Banking and Trust Co. LOC), 0.13%, 12/8/11	735	735

Maryland State Industrial Development Financing Authority Economic Development Revenue VRDB, Foodswing Project,

(Bank of America N.A. LOC), 0.24%, 12/8/11	8,500	8,500

Montgomery County Maryland Economic Development Revenue VRDB, Series 2004, Riderwood Village, Inc. Project
(M&T Bank Corp. LOC), 0.14%, 12/8/11	840	840
		52,130

Massachusetts – 3.4%

Commonwealth of Massachusetts G.O. VRDB,

0.15%, 12/1/11	10,360	10,360

Deutsche Bank Spears/Lifers Trust VRDB, Series DB-658, Goldman Sachs Spears

(AGM Corp. Insured), 0.27%, 12/8/11 (1)	8,739	8,739

Massachusetts Health & Educational Facilities Authority Revenue VRDB, Children’s Hospital,

(JPMorgan Chase & Co. LOC), 0.12%, 12/1/11	8,600	8,600

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	49	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

Massachusetts – 3.4% – continued

Massachusetts State Development Finance Agency Multifamily Housing Revenue Refunding VRDB, Kensington Project (FNMA LOC), 0.19%, 12/8/11	$14,950	$14,950

Massachusetts State Development Finance Agency Revenue VRDB, Briarwood Retirement,

(M&T Bank Corp. LOC), 0.11%, 12/8/11	4,000	4,000

Massachusetts State Development Finance Agency Revenue VRDB, Series 2003, Phillips Academy 0.09%, 12/8/11	9,600	9,600

Massachusetts State Development Finance Agency Revenue VRDB, Series 2007, Groton School 0.12%, 12/8/11	10,000	10,000

Massachusetts State Development Finance Agency Revenue VRDB, Series 2007, Thayer Academy

(AGM Corp. Insured), 0.13%, 12/8/11	17,155	17,155

Massachusetts State Development Finance Agency Revenue VRDB, Series 2008, Edgewood Retirement Community

(Bank of America N.A. LOC), 0.12%, 12/8/11	22,000	22,000

Massachusetts State Development Finance Agency Revenue VRDB, Series A, Groton School 0.12%, 12/8/11	10,000	10,000

Massachusetts State G.O. VRDB 0.08%, 12/1/11	10,000	10,000

Massachusetts State Health & Educational Facilities Authority Revenue VRDB, CIL Realty Massachusetts

(HSBC Bank USA N.A. LOC), 0.11%, 12/8/11	10,790	10,790

Massachusetts State Health & Educational Facilities Authority Revenue VRDB, Series D, Lowell General Hospital

(JPMorgan Chase Bank N.A. LOC), 0.11%, 12/8/11	7,000	7,000
Puttable Floating Option Tax-Exempt G.O. VRDB, Receipts Floaters MT-735, 0.20%, 12/8/11(1) (2)	21,415	21,415
		164,609

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

Michigan – 2.0%

Ann Arbor Michigan Economic Development Corp. Ltd. Obligations Revenue Refunding VRDB, Series B, Glacier Hills Project

(JPMorgan Chase Bank N.A. LOC), 0.13%, 12/8/11	$1,200	$1,200

Ann Arbor Michigan Economic Development Corp. Ltd. Obligations Revenue VRDB, Series 2000 A, Glacier Hills, Inc. Project

(JPMorgan Chase Bank N.A. LOC), 0.13%, 12/8/11	4,900	4,900

Eastern Michigan University Revenue Refunding VRDB,

(JPMorgan Chase Bank N.A. LOC), 0.20%, 12/1/11	6,500	6,500

Kentwood Michigan Economic Development VRDB, Series B, Ltd. Obligation-Holland Home

(Bank of America N.A. LOC), 0.13%, 12/8/11	18,470	18,470

Michigan Higher Education Facilities Authority Revenue Refunding VRDB, Series 2004, Ltd. Obligation-Hope College Project

(JPMorgan Chase Bank N.A. LOC), 0.14%, 12/8/11	8,000	8,000

Michigan Higher Education Facilities Authority Revenue Refunding VRDB, Series 2007-A, Ltd. Obligation-Calvin

(JPMorgan Chase Bank N.A. LOC), 0.12%, 12/8/11	18,800	18,800

Michigan Higher Education Facilities Authority Revenue VRDB, Series 2006, Ltd. Obligation-Cleary University Project

(Comerica Bank LOC), 0.19%, 12/8/11	4,905	4,905

Michigan State Hospital Finance Authority Revenue VRDB, Series 2004-B, Holland Community Hospital

(JPMorgan Chase Bank N.A. LOC), 0.14%, 12/8/11	7,675	7,675

Michigan State Strategic Fund Ltd. Obligation Revenue VRDB, Kroger Co. Recovery Zone

(Bank of Tokyo-Mitsubishi UFJ Ltd. LOC), 0.14%, 12/8/11	9,500	9,500

Michigan State Strategic Fund Ltd. Obligation Revenue VRDB, Neighborhood Club Project,

(Comerica Bank LOC), 0.15%, 12/8/11(1)	7,000	7,000

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	50	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

Michigan – 2.0% – continued

Michigan State Strategic Fund Ltd. Obligations Revenue Refunding VRDB, Series 2008, Consumers Energy Co.

(Wells Fargo Bank N.A. LOC), 0.08%, 12/8/11	$9,000	$9,000

Michigan State Strategic Fund Ltd. Obligations Revenue VRDB, Series 2003, YMCA Metropolitan Detroit Project
(JPMorgan Chase Bank N.A. LOC), 0.14%, 12/8/11	2,330	2,330
		98,280

Minnesota – 2.4%

Coon Rapids Minnesota IDR VRDB, Kurt Manufacturing Project,

(U.S. Bank N.A. LOC), 0.17%, 12/8/11	5,000	5,000

Minneapolis & St. Paul Minnesota Housing & Redevelopment Authority Health Care Revenue VRDB, Children’s Hospital Clinics,

(AGM Corp. Insured), 0.20%, 12/1/11	7,400	7,400

Minneapolis & St. Paul Minnesota Housing & Redevelopment Authority Health Care System VRDB, Series 2007 A-II, Children’s Hospital Clinics

(AGM Corp. Insured), 0.20%, 12/1/11	19,350	19,350

Minnesota Agriculture & Economic Development Board Revenue VRDB, Evangelical Lutheran Project

(U.S. Bancorp LOC), 0.14%, 12/8/11	12,700	12,700

Minnesota School Districts Tax & Aid Anticipation Borrowing Program COPS, Subseries B-4 2.00%, 9/9/12	26,500	26,853

Minnesota State Higher Education Facilities Authority Revenue VRDB, Series A, University St. Thomas

(U.S. Bank N.A. LOC), 0.14%, 12/8/11	9,250	9,250

Minnesota State Higher Education Facilities Authority Revenue VRDB, Series C, Concordia University St. Paul

(U.S. Bank N.A. LOC), 0.18%, 12/1/11	4,200	4,200

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

Minnesota – 2.4% – continued

Oak Park Heights Minnesota Multifamily Revenue Refunding VRDB, Series 2005, Housing Boutwells Landing

(FHLMC Gtd.), 0.20%, 12/8/11	$6,960	$6,960

Owatonna Minnesota Housing Revenue Refunding VRDB, Series 2003-A, Second Century

(FHLB of Des Moines LOC), 0.17%, 12/8/11	3,140	3,140

Robbinsdale Minnesota Multifamily Revenue Refunding VRDB, Series 2004-C, Housing Copperfield Hill

(Bank of America N.A. LOC), 0.19%, 12/8/11	3,500	3,500

Rochester Minnesota G.O. VRDB, Series 2007-B, Waste Water 0.12%, 12/8/11	6,400	6,400

Roseville Minnesota Senior Housing Revenue Refunding VRDB, Series 2009, Eaglecrest Project

(FHLMC LOC), 0.20%, 12/8/11	6,125	6,125

St. Paul Minnesota Port Authority District Heating Revenue Refunding VRDB
(U.S. Bank N.A. LOC), 0.14%, 12/8/11	4,310	4,310
		115,188

Mississippi – 0.9%

Mississippi Business Finance Commission Gulf Opportunity Zone Revenue VRDB, Chevron USA,

(Chevron Corp. Gtd.), 0.08%, 12/1/11	10,000	10,000

Mississippi Business Finance Corp. Mississippi Revenue Refunding VRDB, Series 2009-B, Renaissance

(FHLB of Dallas LOC), 0.14%, 12/8/11	7,865	7,865

Mississippi Business Finance Corp. Mississippi Revenue VRDB, Series 2007-A, CPX Gulfport OPAG LLC

(Wachovia Bank N.A. LOC), 0.14%, 12/8/11	12,935	12,935

Mississippi Business Finance Corp., Mississippi Revenue Refunding VRDB, Jackson Heart Realty

(FHLB of Dallas LOC), 0.15%, 12/8/11	5,385	5,385

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	51	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

Mississippi – 0.9% – continued

Mississippi Business Financing Corp. Mississippi Gulf Opportunity Zone VRDB,
Chevron USA, Inc. 0.10%, 12/8/11	$7,000	$7,000
		43,185

Missouri – 2.2%

Bi-State Development Agency Missouri- Illinois Metropolitan District Revenue Refunding VRDB, Series A, Sub-Metrolink Crossing

(JPMorgan Chase Bank N.A. LOC), 0.14%, 12/8/11	18,750	18,750

Independence, Missouri IDA Multifamily Housing Revenue Refunding VRDB, Series B, The Mansions Project

(FHLMC LOC), 0.14%, 12/8/11	14,240	14,240

Kansas City Missouri IDA Multifamily Housing Revenue Refunding VRDB, Series B, Willow Creek Level Apartments

(FNMA Insured), 0.13%, 12/8/11	7,695	7,695

Kansas City Missouri IDA Multifamily Housing Revenue VRDB, Series 2002, Cloverset Apartments Project

(FNMA LOC), 0.20%, 12/8/11	2,065	2,065

Missouri State Health & Educational Facilities Authority Educational Facilities Revenue VRDB, Series 2002, Metropolitan Jesuit High School

(U.S. Bank N.A. LOC), 0.15%, 12/1/11	1,000	1,000

Missouri State Health & Educational Facilities Authority Health Facilities Revenue VRDB, Series 2000, Lutheran Senior Services

(U.S. Bank N.A. LOC), 0.07%, 12/8/11	9,730	9,730

Missouri State Health & Educational Facilities Authority Revenue VRDB, Lutheran Senior Services Project,

(U.S. Bank N.A. LOC), 0.11%, 12/8/11	16,700	16,700

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series 2003, Southwest Baptist University Project

(Bank of America N.A. LOC), 0.20%, 12/1/11	1,350	1,350

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

Missouri – 2.2% – continued

Revenue Bond Certificate Series Trust VRDB, Series 2005-A, South Point Hunters

(Wachovia Bank N.A. LOC), 0.26%, 12/8/11(1)	$10,575	$10,575

Revenue Bond Certificate Series Trust VRDB, Series 2005-B, South Point Hunters

(Wachovia Bank N.A. LOC), 0.26%, 12/8/11(1)	8,365	8,365

St. Charles County Missouri IDA Revenue Refunding VRDB, Country Club Apartments Project

(FNMA LOC), 0.14%, 12/8/11	4,000	4,000

St. Charles County Missouri IDA Revenue VRDB, Series 2006, Trinity Manufacturing Project

(FHLB of Des Moines LOC), 0.14%, 12/8/11	7,180	7,180

St. Louis County Missouri IDA Revenue VRDB, Series A, Friendship Village South County
(Bank of America N.A. LOC), 0.11%, 12/8/11	5,615	5,615
		107,265

Nevada – 0.4%

Carson City Hospital Revenue VRDB, Series 2003-B, Carson-Tahoe Hospital Project

(U.S. Bank N.A. LOC), 0.11%, 12/8/11	9,100	9,100

Carson City Nevada Hospital Revenue VRDB, Series 2003-B, Carson Tahoe Regional Medical Center

(U.S. Bank N.A. LOC), 0.11%, 12/8/11	5,035	5,035

Nevada Housing Division VRDB, Multifamily Unit Housing Revenue Project
(Wachovia Bank N.A. LOC), 0.29%, 12/8/11	3,170	3,170
		17,305

New Hampshire – 1.1%

New Hampshire Health & Education Facilities Authority Revenue VRDB, Riverwoods-Exeter,

(Bank of America N.A. LOC), 0.13%, 12/8/11	9,300	9,300

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	52	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

New Hampshire – 1.1% – continued

New Hampshire Health & Education Facilities Authority Revenue VRDB, Riverwoods At Exeter

(Bank of America N.A. LOC), 0.14%, 12/8/11	$15,055	$15,055

New Hampshire Health & Education Facilities Authority Revenue VRDB,

University Systems, 0.10%, 12/1/11	21,000	21,000

New Hampshire Health and Education Facilities Authority Revenue VRDB, Series 2004-B, Kendal At Hanover

(FHLB of Boston LOC), 0.13%, 12/8/11	6,205	6,205
		51,560

New Jersey – 0.5%

BB&T Municipal Trust VRDB, Series 2047

(Branch Banking and Trust Co. LOC), 0.16%, 12/8/11(1)	12,655	12,655

New Jersey EDA Revenue Refunding VRDB, Series 2005-B, Cranes Mill Project

(TD Banknorth, Inc. LOC), 0.11%, 12/8/11	5,920	5,920

New Jersey EDA Revenue VRDB, Series 2008-B, Cranes Mill Project

(TD Banknorth, Inc. LOC), 0.11%, 12/8/11	600	600

New Jersey Health Care Facilities Financing Authority Revenue VRDB, Series 2002, Wiley Mission Project

(TD Banknorth, Inc. LOC), 0.11%, 12/8/11	5,300	5,300
		24,475

New Mexico – 0.2%

New Mexico Mortgage Finance Authority Multifamily Housing Revenue VRDB, Series A, Villas San Ignacio
(FHLMC LOC), 0.14%, 12/8/11	8,000	8,000

New York – 5.0%

Monroe County New York Industrial Development Corp. Revenue VRDB, St. Ann’s Nursing Home

(HSBC Bank USA N.A. LOC), 0.14%, 12/8/11	2,295	2,295

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% continued

New York – 5.0% – continued

New York City New York Industrial Development Agency Civic Facilities Revenue VRDB, Lycee Francais De New York Project,

(TD Banknorth, Inc. LOC), 0.09%, 12/8/11	$6,000	$6,000

New York City, New York IDA Civic Facilities Revenue VRDB, Sephardic Community Youth Center

(M&T Bank Corp. LOC), 0.19%, 12/8/11	7,500	7,500

New York City, New York IDA Civic Facility Revenue VRDB, Series 2007, Ateret Torah Center Project

(Wachovia Bank N.A. LOC), 0.13%, 12/8/11	12,235	12,235

New York State Housing Finance Agency Affordable Housing Revenue VRDB, 8 East 102nd Street Housing,

(Bank of America N.A. LOC), 0.12%, 12/8/11	31,900	31,900

New York State Housing Finance Agency Revenue VRDB, Series A, 100 Maiden Loan

(FNMA Insured), 0.11%, 12/8/11	10,100	10,100

New York State Liberty Development Corp. Revenue Refunding VRDB, 3 World Trade Center,

(U.S. Treasury Escrowed), 0.27%, 11/8/12	125,000	125,000

New York State Liberty Development Corp. Revenue Refunding VRDB, World Trade Center Project

(U.S. Treasury Escrowed), 0.28%, 11/8/12	24,215	24,215

New York State Thruway Authority Revenue

Bond Anticipation Notes 2.00%, 7/12/12	13,000	13,131

Warren & Washington Counties New York IDA Civic Facility Revenue VRDB, Series 2000, Glen At Highland Meadows Project

(Banco Santander S.A. LOC), 0.14%, 12/8/11	10,520	10,520
		242,896

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	53	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

North Carolina – 3.8%

Charlotte North Carolina Airport Revenue VRDB, Series 2010-C, Charlotte Douglas Project

(Wachovia Bank N.A. LOC), 0.12%, 12/8/11	$4,600	$4,600

Forsyth County North Carolina Industrial Facilities & Pollution Control Financing Authority Revenue VRDB, Recreation Facilities-YMCA Winston

(Branch Banking and Trust Co. LOC), 0.15%, 12/8/11	12,500	12,500

Greensboro, North Carolina G.O. VRDB, Street Improvement 0.10%, 12/8/11	10,000	10,000

Mecklenburg County North Carolina COPS VRDB, Series 2006 0.15%, 12/8/11	22,240	22,240

North Carolina Capital Facilities Finance Agency Educational Facilities Revenue VRDB, Series 2007, High Point University Project

(Branch Banking and Trust Co. LOC), 0.15%, 12/8/11	10,250	10,250

North Carolina Capital Facilities Finance Agency Educational Facilities Revenue VRDB, Series 2008, High Point University Project

(Branch Banking and Trust Co. LOC), 0.15%, 12/8/11	10,900	10,900

North Carolina Capital Facilities Finance Agency Revenue VRDB, Elon University

(Bank of America N.A. LOC), 0.12%, 12/8/11	8,000	8,000

North Carolina Educational Facilities Finance Agency Revenue VRDB, Series 1999, Educational Facilities - Charlotte Latin

(Wachovia Bank N.A. LOC), 0.15%, 12/8/11	2,705	2,705

North Carolina Medical Care Commission Health Care Facilities Revenue VRDB, Series D, Novant Health Group 0.12%, 12/8/11	8,400	8,400

North Carolina Medical Care Community Health Care Facilities Revenue Refunding VRDB, Series 2008-A, Wake Forest University

(Branch Banking and Trust Co. LOC), 0.13%, 12/8/11	21,835	21,835

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

North Carolina – 3.8% – continued

North Carolina Medical Care Community Health Care Facilities Revenue Refunding VRDB, Series B, Duke University Health System 0.12%, 12/8/11	$11,550	$11,550

North Carolina Medical Care Community Health Care Facilities Revenue VRDB, Series 1998, Lutheran Services For Aging

(Branch Banking and Trust Co. LOC), 0.11%, 12/8/11	1,860	1,860

Raleigh North Carolina Comb Enterprise System Revenue, Series 2011, BB&T Floaters 0.98%, 12/8/11 (1)	10,505	10,505

University of North Carolina Chapel Hill Revenue Refunding Bonds, Series 2005-A 0.14%, 12/8/11 (1)	18,400	18,400

Winston-Salem North Carolina Water & Sewer System Revenue VRDB, Series 2002-B 0.10%, 12/8/11	9,700	9,700
Winston-Salem North Carolina Water & Sewer Systems Revenue Refunding VRDB, Series 2002-C 0.10%, 12/8/11	21,400	21,400
		184,845

Ohio –1.5%

Butler County Ohio Healthcare Facilities Revenue VRDB, Reform & Improvement - Lifesphere Project

(U.S. Bank N.A. LOC), 0.14%, 12/8/11	9,375	9,375

Cleveland County North Carolina Industrial Facilities Pollution Control Financing Authority Revenue VRDB, Cleveland County Family YMCA

(Branch Banking and Trust Co. LOC), 0.15%, 12/8/11	10,365	10,365

Cleveland-Cuyahoga County Ohio Port Authority Cultural Facility Revenue VRDB, Series 2005-B, Museum of Art Project 0.11%, 12/8/11	15,000	15,000

Cuyahoga County Ohio Health Care Facilities Revenue VRDB, Series 2004-E, Franciscan Communities

(Bank of America N.A. LOC), 0.18%, 12/8/11	8,830	8,830

Lancaster Port Authority Ohio Gas Revenue VRDB, Series 2008 0.13%, 12/8/11	22,740	22,740

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	54	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

Ohio – 1.5% – continued

Richland County Ohio Health Care Facilities Revenue Refunding VRDB, Series 2004-A, Wesleyan Senior Living

(JPMorgan Chase Bank N.A. LOC), 0.15%, 12/8/11	$1,450	$1,450

Richland County Ohio Health Care Facilities Revenue Refunding VRDB, Series 2004-B, Wesleyan Project
(JPMorgan Chase Bank N.A. LOC), 0.15%, 12/8/11	4,160	4,160
		71,920

Oklahoma – 0.0%

Oklahoma State Water Resource Board, State Loan Program Revenue Bonds,
0.50%, 12/1/11	1,910	1,910

Oregon – 1.8%

Clackamas County Oregon Hospital Facility Authority Revenue VRDB, Series 2008-A, Legacy Health Systems

(U.S. Bank N.A. LOC), 0.09%, 12/8/11	13,700	13,700

Oregon State Economic Development Revenue VRDB, Series 181, Metal Slitters

(Key Bank N.A. LOC), 0.18%, 12/8/11	4,695	4,695

Oregon State Facilities Authority Revenue VRDB, Series B, Quatama Crossing Housing

(FNMA LOC), 0.13%, 12/8/11	8,845	8,845

Oregon State G.O. Tax Anticipation Notes, Series 2011

2.00%, 6/29/12	48,000	48,488

Port of Portland Oregon Apartment Revenue Refunding VRDB, Series 18A, Portland International Airport

(U.S. Bank N.A. LOC), 0.10%, 12/8/11	7,640	7,640

Salem, Oregon Hospital Facility Authority Revenue VRDB, Series 2008-B, Salem Hospital Project
(U.S. Bank N.A. LOC), 0.11%, 12/8/11	6,000	6,000
		89,368

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

Pennsylvania – 3.1%

Allegheny County Pennsylvania Hospital Development Authority Revenue VRDB, Series 2003, UPMC Senior Living Corp.

(FNMA LOC), 0.14%, 12/8/11	$10,505	$10,505

Allegheny County Pennsylvania Hospital Development Authority Revenue VRDB, Series C, University Pittsburgh Medical Center

(PNC Bancorp, Inc. LOC), 0.10%, 12/8/11	6,500	6,500

Allegheny County Pennsylvania IDA Health Care Revenue VRDB, Series 2008-B, Vincentian Collaborative

(PNC Bancorp, Inc. LOC), 0.14%, 12/8/11	4,725	4,725

Allegheny County Pennsylvania IDA Revenue VRDB, Series B, Education Center Watson

(PNC Bancorp, Inc. LOC), 0.14%, 12/8/11	6,000	6,000

Bethlehem Pennsylvania Area School District Authority School Revenue VRDB, Series E-12

(Royal Bank of Canada LOC), 0.14%, 12/8/11(1)	5,000	5,000

Butler County Pennsylvania IDA Revenue Refunding VRDB, Concordia Lutheran,

Series C (Bank of America N.A. LOC), 0.13%, 12/8/11	7,980	7,980

Delaware County Pennsylvania Authority Revenue VRDB, Riddle Village Project

(Banco Santander S.A. LOC), 0.13%, 12/8/11	9,935	9,935

Lancaster County Hospital Authority Senior Living Facilities Revenue VRDB, Series 2000, Quarryville Presbyterian

(M&T Bank Corp. LOC), 0.13%, 12/8/11	13,355	13,355

Lancaster IDA Revenue VRDB Willow Valley Retirement, Series 2009-A

(PNC Bancorp, Inc. LOC), 0.11%, 12/8/11	9,700	9,700

Lower Merion School District VRDB, Series A-1, Capital Project

(U.S. Bank N.A. LOC), 0.11%, 12/8/11	5,800	5,800

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	55	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

Pennsylvania – 3.1% continued

Pennsylvania Housing Financial Agency Multifamily Revenue VRDB, Series 2008, Special Ltd. Obligation-Foxwood

(Bank of America N.A. LOC), 0.14%, 12/8/11	$5,900	$5,900

Pennsylvania State Higher Educational Facilities Authority College & University Revenues VRDB, Series 2007, Pennsylvania College Optometry

(Wachovia Bank N.A. LOC), 0.15%, 12/8/11	7,960	7,960

Pennsylvania State Higher Educational Facilities Authority Revenue VRDB, Association of Independent Colleges & Universities,

Series B (M&T Bank Corp. LOC), 0.14%, 12/8/11	6,260	6,260

Pennsylvania State Higher Educational Facilities Authority Revenue VRDB, Series B, Association of Independent Colleges & universities

(M&T Bank Corp. LOC), 0.14%, 12/8/11	13,600	13,600

Pennsylvania State Turnpike Community Turnpike Revenue Refunding VRDB, Series A-2

0.14%, 12/8/11	5,880	5,880

Philadelphia School District Pennsylvania Revenue Refunding G.O. VRDB, Series 2006-0109,

(TD Banknorth, Inc. LOC), 0.09%, 12/8/11	6,600	6,600

RBC Municipal Products, Inc. Trust Floater Revenue VRDB Certificates, Series E-22

(Royal Bank of Canada LOC), 0.14%, 12/8/11	14,900	14,900

RBC Municipal Products, Inc. Trust Revenue VRDB, Floaters, Series C-14

(Royal Bank of Canada LOC), 0.14%, 12/8/11 (1)(2)	8,000	8,000

West Cornwall Pennsylvania Township Municipal Authority Revenue VRDB, Series 2006, Senior Living Facility Lebanon Valley
(PNC Bancorp, Inc. LOC), 0.13%, 12/8/11	4,000	4,000
		152,600

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

South Carolina – 0.6%

Charleston Educational Excellence Financing Corp. South Carolina Revenue Bonds, Charleston County School District,

0.14%, 12/8/11(1)	$9,115	$9,115

Florence County South Carolina Hospital Revenue VRDB, Series E-22, McLeod Regional Medical Center

(Wells Fargo Bank N.A. LOC), 0.19%, 12/8/11	9,400	9,400

Piedmont Municipal Power Agency South Carolina Electricity Revenue Refunding VRDB, Series B

(U.S. Bank N.A. LOC), 0.11%, 12/8/11	9,000	9,000

South Carolina Jobs EDA Economic Development Revenue VRDB, Series 2003, Medical University Facilities Corp. Project
(Wachovia Bank N.A. LOC), 0.15%, 12/8/11	3,100	3,100
		30,615

South Dakota – 0.2%

South Dakota Housing Development Authority VRDB, Series 2009-A, Homeownership Mortgage

0.11%, 12/8/11	4,700	4,700

South Dakota State Health & Educational Facilities Authority Revenue VRDB, Series 2004-B, Sioux Valley Hospitals & Health
(U.S. Bank N.A. LOC), 0.14%, 12/8/11	4,540	4,540
		9,240

Tennessee – 2.1%

Blount County Tennessee Public Building Authority VRDB, Series 2008 C-3-A, Local Government Public Improvement

0.15%, 12/8/11	7,400	7,400

Blount County Tennessee Public Building Authority VRDB, Series C-1-A, Local Government Public Improvement

0.15%, 12/1/11	16,325	16,325

Hendersonville Tennessee IDB Multifamily Housing Revenue Refunding VRDB, Series 1998, Windsor Park Project

(FNMA Insured), 0.19%, 12/8/11	3,095	3,095

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	56	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

Tennessee – 2.1% continued

Knox County Health & Educational Facilities Board Revenue VRDB, Johnson Bible College Project

0.14%, 12/8/11	$6,470	$6,470

Metropolitan Government Nashville & Davidson County Tennessee Health & Education Facilities Board Revenue Refunding VRDB, Series 2009, Lipscomb University Project

(FHLB of Atlanta LOC), 0.12%, 12/8/11	19,465	19,465

Metropolitan Government Nashville & Davidson County Tennessee Health & Education Facilities Board Revenue Refunding VRDB, Series 2009, Belmont University

(FHLB of Atlanta LOC), 0.12%, 12/8/11	7,510	7,510

Metropolitan Government Nashville & Davidson County Tennessee IDB Multifamily Housing Refunding VRDB, Series 2004, Ridgelake Apartments Project

(FHLMC Gtd.), 0.14%, 12/8/11	17,029	17,029

Metropolitan Government Nashville & Davidson County Tennessee IDB Revenue Refunding VRDB, Series 2002, Multifamily Housing Spinnaker

(FNMA Gtd.), 0.13%, 12/8/11	450	450

Metropolitan Government of Nashville & Davidson County Tennessee, IDB Revenue VRDB, Series B, Multifamily Housing, Arbor Crest

(FNMA LOC), 0.14%, 12/8/11	12,750	12,750

Shelby County Health Educational & Housing Facilities Board Revenue VRDB, Series 2005, Hutchison School Project

(Bank of America N.A. LOC), 0.19%, 12/8/11	9,120	9,120

Shelby County Health Educational & Housing Facilities Board Revenue VRDB, Series 2007-B, Trezevant Manor Project
(Bank of America N.A. LOC), 0.19%, 12/8/11	1,100	1,100
		100,714

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

Texas – 11.4%

Atascosa County Texas Industrial Development Corp. PCR Refunding VRDB, Series 2008, San Miguel Electric Cooperative

(National Rural Utilities Cooperative Finance Corp. Gtd.), 0.30%, 12/8/11	$9,600	$9,600

Bexar County Multifamily Housing Finance Corp. Revenue Refunding VRDB, Series 2009, Palisades Park Apartments Project

(FHLMC Insured), 0.20%, 12/8/11	2,880	2,880

Bexar County Multifamily Housing Finance Corp. Revenue VRDB, Series 2005-A, Summit Hills Apartments Project

(FHLMC Insured), 0.15%, 12/8/11	3,500	3,500

Bexar County Revenue Venue Project, Series A

(Clipper Tax Exempt Certificate Trust Escrowed), 0.17%, 12/8/11 (1)	2,829	2,829

Bexar County Texas Housing Finance Corp. Multifamily Housing Revenue VRDB, Aamha LLC Project

(FNMA Insured), 0.14%, 12/8/11	5,405	5,405

Brazos County Texas Health Facilities Refunding VRDB, Series 2009, Burleson St. Joseph

(Wells Fargo Bank N.A. LOC), 0.25%, 12/8/11	7,445	7,445

Brazos Harbor Industrial Development Corp. Revenue Refunding VRDB, Series 2001, BASF Corp. Project

(BASF Gtd.), 0.28%, 12/8/11	7,700	7,700

Crawford Education Facilities Corp. Revenue VRDB, Series 2008, Hyde Park Baptist School Project

(JPMorgan Chase Bank N.A. LOC), 0.13%, 12/8/11	13,880	13,880

Eclipse Funding Trust G.O. VRDB, Solar Eclipse, El Paso

(U.S. Bank N.A. LOC), 0.13%, 12/1/11 (1)	10,680	10,680

Garland, Texas Independent School District G.O. VRDB, School Building

(Texas PSF Insured), 0.25%, 1/19/12	25,800	25,800

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	57	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

Texas – 11.4% – continued

Harris County Texas Revenue Refunding Bonds, Series 2011-A, Toll Road Senior Lien

2.00%, 8/15/12	$10,000	$10,169

Houston Independent School District VRDB, Series 2004, Schoolhouse

0.57%, 3/27/12	12,500	12,500

Houston Texas Airport Systems Revenue Refunding VRDB

(Barclays PLC LOC), 0.11%, 12/8/11	700	700

Houston Texas G.O. TRANS

1.75%, 6/29/12	40,000	40,359

Houston Water & Sewer Systems Revenue Refunding Bonds, Series 2043

(Branch Banking and Trust Co. LOC), 0.17%, 12/8/11 (1)	14,475	14,475

Hunt Texas Memorial Hospital District Revenue VRDB,

0.22%, 12/8/11	4,375	4,375

Lovejoy Independent School District G.O. Bonds, Series DB-514, School Building

0.27%, 12/8/11 (1)	9,815	9,815

Lower Neches Valley Authority Texas PCR Chevron USA, Inc. Project,

(Chevron Corp. Gtd.), 0.23%, 2/15/12	19,100	19,100

Lubbock Independent School District G.O. VRDB, Series 2004-A, School Building

0.15%, 12/8/11	570	570

Nueces County Health Facilities Development Corp. Revenue VRDB, Series A, Driscoll Children’s Foundation

(JPMorgan Chase Bank N.A. LOC), 0.13%, 12/8/11	800	800

Panhandle Regional Multifamily Housing Finance Corp. Revenue VRDB, Series 2008, Jason Ave Residential Apartments

(FHLMC LOC), 0.14%, 12/8/11	7,500	7,500

Port Arthur Texas Navigation District Environmental Facilities Revenue Refunding VRDB, Series 2010-C, Motiva Enterprises

0.12%, 12/1/11	20,400	20,400

Port Arthur Texas Navigation District Exempt Facilities Revenue VRDB, Series 2010, Total Petrochemicals USA

0.16%, 12/8/11	8,700	8,700

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

Texas – 11.4% – continued

Port of Port Arthur Texas Navigation District Revenue VRDB, Multi-Mode, Atofina,

0.16%, 12/8/11	$10,000	$10,000

Puttable Floating Option Tax-Exempt G.O., Receipts Floaters MT-732,

(Texas PSF Insured), 0.20%, 12/8/11 (1)(2)	9,805	9,805

RBC Municipal Products, Inc. Trust Revenue VRDB, Floaters,

(Royal Bank Of Canada LOC), 0.14%, 12/8/11 (1)(2)	10,000	10,000

San Antonio, Texas Multifamily Housing Trust Financial Corp. Revenue VRDB, Series 2010, Cevallos Lofts Apartments

(FHLMC LOC), 0.14%, 12/8/11	11,250	11,250

Tarrant County Multifamily Housing Financial Corp. Revenue VRDB, Series 2003, Housing Gateway Apartments

(FNMA Gtd.), 0.14%, 12/8/11	1,865	1,865

Tarrant County Texas Cultural Educational Facilities Finance Corp Revenue VRDB, Adventist Long Term Care

(PNC Bancorp, Inc. LOC), 0.13%, 12/8/11	5,805	5,805

Texas Department Multifamily Housing & Community Affairs Revenue VRDB, Woodmont Apartments

(Bank of America N.A. LOC), 0.19%, 12/8/11	15,000	15,000

Texas State Department Housing & Community Affairs Multifamily Housing Revenue VRDB, Tower Ridge Apartments

(FNMA LOC), 0.19%, 12/8/11	15,000	15,000

Texas State G.O. Bonds, Transportation Community Mobility Fund

0.14%, 12/8/11 (1)	1,000	1,000

Texas State TRANS, Series 2011

2.50%, 8/30/12	217,600	221,209

Travis County Housing Finance Corp. Student Housing Revenue VRDB, College Houses Project
(Wachovia Bank N.A. LOC), 0.13%, 12/8/11	10,275	10,275
		550,391

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	58	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

Utah – 1.1%

Utah Housing Corp. Multifamily Revenue VRDB, Series 2009-A, Housing Timbergate

(FHLMC LOC), 0.19%, 12/8/11	$3,125	$3,125

Utah Housing Corp. Multifamily Revenue VRDB, Series 2009-A, Florentine Villas

(FHLMC LOC), 0.13%, 12/8/11	12,000	12,000

Utah State Board of Rights Student Loan Revenue VRDB, AMT,

(Royal Bank of Canada LOC), 0.16%, 12/8/11	20,000	20,000

Utah Water Finance Agency Revenue VRDB, Series 2008 B-2
0.13%, 12/8/11	16,500	16,500
		51,625

Vermont – 0.3%

Vermont Educational & Health Buildings Financing Agency Revenue VRDB, Series A, Porter Hospital Project

(TD Banknorth, Inc. LOC), 0.10%, 12/8/11	5,495	5,495

Vermont State Housing Finance Agency Revenue VRDB, Multiple Purpose, AMT,

(AGM Corp. Insured), 0.19%, 12/8/11	4,300	4,300
0.19%, 12/8/11	5,500	5,500
		15,295

Virginia – 0.9%

Hampton Virginia Redevelopment & Housing Authority Multifamily Housing Revenue Refunding VRDB, Hampton Center Apartments Project

(FHLMC Insured), 0.14%, 12/8/11	6,300	6,300

Lynchburg, Virginia IDA Revenue VRDB, Series B, Hospital Centra Health

(Branch Banking and Trust Co. LOC), 0.15%, 12/8/11	3,535	3,535

University Virginia University Revenues, Series 2006

0.13%, 12/8/11 (1)	12,000	12,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

Virginia – 0.9% continued

Virginia Commonwealth University Health Systems Authority Revenue VRDB, Series B

(Wachovia Bank N.A. LOC), 0.12%, 12/1/11	$250	$250

Virginia Small Business Financing Authority Revenue VRDB, Series 2008, Virginia Museum Fine Arts Foundation
(Wachovia Bank N.A. LOC), 0.17%, 12/8/11	20,000	20,000
		42,085

Washington – 1.5%

Deutsche Bank Spears/Lifers Trust VRDB, Series DB, Goldman Sachs Spears

(AGM Corp. Insured), 0.27%, 12/8/11 (1)	19,625	19,625

Washington Higher Education Facilities Authority Revenue Refunding VRDB, University of Puget Sound Project,

(Bank of America N.A. LOC), 0.19%, 12/8/11	7,025	7,025

Washington State Health Care Facilities Authority Revenue VRDB, Series 2008-B, Southwest Wash Medical Center

(Bank of America N.A. LOC), 0.17%, 12/8/11	6,670	6,670

Washington State Health Care Facilities Authority Revenue VRDB, Series 2009-A, Multicare Health Systems

(Wells Fargo Bank N.A. LOC), 0.11%, 12/8/11	3,500	3,500

Washington State Health Care Facilities Authority Revenue VRDB, Swedish Health Services

(Citibank N.A. LOC), 0.12%, 12/8/11	11,000	11,000

Washington State Higher Education Facilities Authority Revenue Refunding VRDB, Series 2007, St. Martins University Project

(U.S. Bank N.A. LOC), 0.14%, 12/8/11	8,400	8,400

Washington State Higher Education Facilities Authority Revenue VRDB, Series B, University of Puget Sound Project

(Bank of America N.A. LOC), 0.19%, 12/8/11	5,905	5,905

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	59	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

Washington – 1.5% – continued

Washington State Housing Finance Commission Nonprofit Revenue VRDB, Series C, Skyline At First Hill Project

(Bank of America N.A. LOC), 0.13%, 12/8/11	$570	$570

Washington State Housing Finance Community Nonprofit Housing Revenue Refunding VRDB, Series 2003, Emerald Heights Project

(Bank of America N.A. LOC), 0.25%, 12/1/11	5,690	5,690

Washington State Housing Finance Community Nonprofit Revenue VRDB, Series 2008, The Overlake School Project
(Wells Fargo Bank N.A. LOC), 0.15%, 12/8/11	4,780	4,780
		73,165

West Virginia – 1.0%

West Virginia Economic Development Authority Pollution Control Revenue Refunding VRDB, Series 208-B Ohio Power Co., Kammer

(Bank of Nova Scotia LOC), 0.12%, 12/8/11	7,100	7,100

West Virginia State Hospital Finance Authority Hospital Revenue VRDB, Refunding & Improvement Cabell Hospital,

(Branch Banking and Trust Co. LOC), 0.15%, 12/8/11	23,480	23,480

West Virginia State Hospital Finance Authority Hospital Revenue VRDB, Series 2008-B, Refunding & Improvement Cabell Hospital
(Branch Banking and Trust Co. LOC), 0.15%, 12/8/11	18,475	18,475
		49,055

Wisconsin – 3.6%

La Crosse Development Revenue VRDB, Series 2008, University of Wisconsin — La Crosse Foundation

(Wells Fargo Bank N.A. LOC), 0.25%, 12/8/11	5,400	5,400

Milwaukee Wisconsin Redevelopment Authority Lease Revenue VRDB, Series 2005, University Wisconsin- Kenilworth Project

(U.S. Bank N.A. LOC), 0.14%, 12/8/11	970	970

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

Wisconsin – 3.6% – continued

Public Finance Authority Wisconsin Multifamily Housing Revenue Refunding VRDB, Kendall Court Apartments Project

(FNMA LOC), 0.19%, 12/8/11	$11,350	$11,350

Wisconsin Health & Educational Facilities Authority Revenue VRDB, Oakwood Village,

(Bank of Montreal LOC), 0.11%, 12/8/11	1,900	1,900

Wisconsin State Health & Educational Facilities Authority Revenue Refunding VRDB, Lawrence University

(JPMorgan Chase Bank N.A. LOC), 0.14%, 12/8/11	7,860	7,860

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series 2004, Wisconsin Institute Torah Study, Inc.

(Harris Bankcorp, Inc. LOC), 0.11%, 12/8/11	2,850	2,850

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Bay Area Medical Center, Inc.,

(Bank of Montreal LOC), 0.15%, 12/1/11	5,600	5,600

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Capital Lakes, Inc.

(U.S. Bank N.A. LOC), 0.15%, 12/1/11	6,370	6,370

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Goodwill Industries Southeastern Project

(JPMorgan Chase Bank N.A. LOC), 0.14%, 12/8/11	2,920	2,920

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Prohealth Care, Inc.,

(JPMorgan Chase Bank N.A. LOC), 0.20%, 12/1/11	9,005	9,005

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Series 2001-B, Newcastle Place Project

(Bank of America N.A. LOC), 0.13%, 12/8/11	9,810	9,810

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	60	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

Wisconsin – 3.6% – continued

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Series 2002-B, WHA Capital Access-Vernon

(U.S. Bank N.A. LOC), 0.15%, 12/1/11	$850	$850

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Series 2003, Mequon Jewish Project

(JPMorgan Chase Bank N.A. LOC), 0.20%, 12/8/11	3,185	3,185

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Series 2008-B, Meriter Retirement Services

(U.S. Bank N.A. LOC), 0.14%, 12/8/11	9,625	9,625

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Series 2009, Mercy Alliance, Inc.

(U.S. Bank N.A. LOC), 0.11%, 12/8/11	18,000	18,000

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Series 2009-A, Froedtert & Community Health

(U.S. Bank N.A. LOC), 0.09%, 12/8/11	5,000	5,000

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Series B, Beaver Dam Community Hospitals

(U.S. Bank N.A. LOC), 0.11%, 12/8/11	8,745	8,745

Wisconsin State Health and Educational Facilities Authority Revenue Refunding VRDB, Series 2009, Concordia University, Inc.

(JPMorgan Chase Bank N.A. LOC), 0.14%, 12/8/11	3,055	3,055

Wisconsin State Revenue Notes,
2.00%, 6/15/12	60,000	60,572
		173,067

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

Wyoming – 0.0%

Uinta County Wyoming PCR Refunding VRDB, Chevron U.S.A., Inc. Project

(Chevron Corp. Gtd.), 0.08%, 12/1/11	$2,250	$2,250
Municipal States Pooled Securities – 10.3%

BB&T Municipal Trust Various States G.O. Floaters, Series 2048

(Branch Banking and Trust Co. LOC), 0.15%, 12/8/11(1)	13,485	13,485

BB&T Municipal Trust Various States VRDB, Series 1039

(Branch Banking and Trust Co. LOC), 0.23%, 12/8/11	23,150	23,150

BB&T Municipal Trust Various States VRDB, Series 1015

(Branch Banking and Trust Co. LOC), 0.23%, 12/8/11(1) (2)	9,800	9,800

Blackrock Muni Enhanced Fund, Inc. VRDB, Series 2011

0.28%, 12/8/11(1)	40,000	40,000

Blackrock Muni Yield Michigan Quality Fund, Inc. VRDB, Series 2011-11

0.28%, 12/8/11(1)	13,500	13,500

Blackrock Muni Yield Quality Fund, Inc. VRDB, Series 2011-11

0.28%, 12/8/11(1)	62,500	62,500

Federal Home Loan Mortgage Corp. Multifamily VRDB Rate Certificates

0.19%, 12/8/11(3)	19,010	19,010

Federal Home Loan Mortgage Corp. Multifamily VRDB Rate Certificates, Series 2008-A

(FHLMC Gtd.),

0.19%, 12/8/11(3)	18,811	18,811

0.19%, 12/8/11(3)	33,430	33,430

Federal Home Loan Mortgage Corp. Multifamily VRDB Rate Certificates, Series M023-A

(FHLMC LOC), 0.19%, 12/8/11(3)	37,885	37,885

Nuveen Investments Quality Municipal Fund, Inc. VRDB, Series 1-2118

0.29%, 12/8/11(1)	40,000	40,000

Nuveen Premium Income Municipal Fund, Inc. VRDB, Series 1-4895

0.29%, 12/8/11(1)	85,000	85,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	61	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.3% – continued

Municipal States Pooled Securities – 10.3% – continued

Nuveen Select Quality Municipal Fund, Inc. VRDB, Series 1-2525 0.29%, 12/8/11 (1)	$50,000	$50,000

RBC Municipal Products, Inc. Trust Revenue VRDB, Floaters, 0.14%, 12/8/11 (1)	25,000	25,000

RBC Municipal Products, Inc. Trust Revenue VRDB, Series E-18 (Royal Bank of Canada LOC), 0.14%, 12/8/11 (1)	16,000	16,000
Sun America Trust Other Various States Revenue VRDB, (FHLMC LOC), 0.20%, 12/8/11	9,000	9,000
		496,571
Total Municipal Investments
(Cost $4,811,201)		4,811,201

Total Investments – 99.3%
(Cost $4,811,201) (4)		4,811,201
Other Assets less Liabilities – 0.7%		32,201
NET ASSETS – 100.0%		$4,843,402

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Institutional Funds.
(2)	Restricted security has been deemed illiquid. At November 30, 2011, the value of these restricted illiquid securities amounted to approximately $83,665,000 or 1.7% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

BB&T Municipal Trust Various States VRDB, Series 1015, 0.23%, 12/8/11	4/11/11	$9,800

Eclipse Funding Trust Revenue VRDB, Series 2007-0059, Solar Eclipse 0.10%, 12/1/11	7/22/11	16,145

Puttable Floating Option Tax-Exempt G.O. VRDB, Receipts Floaters MT-735, 0.20%, 12/8/11	9/23/11	21,415

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)

Puttable Floating Option Tax-Exempt G.O. Receipts Floaters MT-732, 0.20%, 12/8/11	9/23/11	$9,805

RBC Municipal Products, Inc., Series E-23, Trust Various States, 0.14%, 12/8/11	5/26/11	8,500

RBC Municipal Products, Inc. Trust Revenue VRDB, Floaters, Series C-14 0.14%, 12/8/11	9/12/11	8,000

RBC Municipal Products, Inc. Trust Revenue VRDB Floaters, 0.14%, 12/8/11	9/15/11	10,000

(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that this entity continue to meet its obligations to holders of bonds that it has issued or guaranteed.
(4)	The cost for federal income tax purposes was $4,811,201.

Percentages shown are based on Net Assets.

At November 30, 2011, the industry sectors (unaudited) for the Municipal Portfolio were:

INDUSTRY SECTOR	% OF NET ASSETS
Administration of Environment, Housing and Real Estate	9.8%
Air, Transportation, Water Services and Solid Waste Management	9.4
Educational Services	12.7
Electrical Services, Gas and Combined Utilities	2.0
Executive, Legislative and General Government	27.9
General Medical, Surgical and Nursing and Personal Care	11.8
Health Services and Residential Care	8.1
Urban and Community Development, Housing Programs and Social Services	11.6
All other sectors less than 5%	6.7

Total	100.0%

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	62	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2011

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Municipal Portfolio’s investments, which are carried at amortized cost, which approximates fair value, as of November 30, 2011:

	LEVEL 1 (000S)	LEVEL 2 (000S)		LEVEL 3 (000S)	TOTAL (000S)
Investments held by Municipal Portfolio	$–	$4,811,201	(1)	$–	$4,811,201

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses significant transfers between levels based on valuations at the end of each reporting period. At November 30, 2011, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on November 30, 2010. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	63	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

ABBREVIATIONS AND OTHER INFORMATION	NOVEMBER 30, 2011

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS

ABAG	Association of Bay Area Governments	GNMA	Government National Mortgage Association
AGM	Assured Guaranty Municipal Corporation	G.O.	General Obligation
AMT	Alternative Minimum Tax	Gtd.	Guaranteed
BANS	Bond Anticipation Notes	HFA	Housing Finance Authority
COPS	Certificates of Participation	IDA	Industrial Development Authority
EDA	Economic Development Authority	IDB	Industrial Development Board
FDIC	Federal Deposit Insurance Corporation	IDR	Industrial Development Revenue
FFCB	Federal Farm Credit Bank	LOC	Letter of Credit
FHLB	Federal Home Loan Bank	PCR	Pollution Control Revenue
FHLMC	Federal Home Loan Mortgage Corporation	PSF	Permanent School Fund
FNMA	Federal National Mortgage Association	SFM	Single Family Mortgage
FRN	Floating Rate Notes	TRANS	Tax and Revenue Anticipation Notes
FRCD	Floating Rate Certificates of Deposit	VRDB	Variable Rate Demand Bonds

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent the stated date on the security, the next interest reset/puttable date for floating rate and variable securities or the prerefunded date for these types of securities.

Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

MONEY MARKET PORTFOLIOS	64	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS	NOVEMBER 30, 2011

1. ORGANIZATION

Northern Institutional Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 20 portfolios as of November 30, 2011, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). Northern Trust Investments, Inc. (“NTI”, formerly known as and conducting business as Northern Trust Investments, N.A.), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for all of the Trust’s money market portfolios. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

Presented herein are the financial statements for the following six money market portfolios: Diversified Assets Portfolio, Government Portfolio, Government Select Portfolio, Treasury Portfolio, Tax-Exempt Portfolio and Municipal Portfolio (each a “Portfolio” and collectively, the “Portfolios”). Each of these diversified Portfolios is authorized to issue three classes of shares: Shares, Service Shares and Premier Shares. Each class is distinguished by the level of administrative, liaison and transfer agent services provided. At November 30, 2011, Shares and Service Shares were outstanding for each of the Portfolios except the Treasury Portfolio, which has only Shares outstanding. Premier Shares are not currently offered to investors.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America or “GAAP”. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of each Portfolio’s classes is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES The investments held by the Portfolios are valued at amortized cost, which the investment adviser has determined, pursuant to Board of Trustees’ authorization, approximates fair market value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B) CREDIT ENHANCEMENTS Certain investments owned by the Portfolios (primarily the Tax-Exempt Portfolio and Municipal Portfolio) are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or may shorten the security’s maturity. However, such enhancements do not guarantee the market value of the securities or the value of a Portfolio’s shares. Additionally, there is no guarantee that an insurer will meet its obligations. For example, the insurers’ exposure to securities involving sub-prime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurer.

C) REPURCHASE AGREEMENTS The Portfolios may enter into repurchase agreements under which they purchase securities for cash from a seller and agree to resell those securities to the same seller within a specified time at a specified price. During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Portfolios, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolios, at the Federal Reserve Bank of Chicago. The Portfolios are subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”), each Portfolio and other Portfolios of the Trust may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreements with the Portfolios and does not collect any additional fees from the Portfolios for such services. The Diversified Assets Portfolio, Government Portfolio and Treasury Portfolio have entered into such joint repurchase agreements at November 30, 2011, as reflected in their accompanying Schedules of Investments.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	65	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

D) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Portfolios determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Certain Portfolios may receive dividend income from investment companies. Dividend income is recognized on the ex-dividend date. The Tax-Exempt and Municipal Portfolios’ income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax.

E) EXPENSES Each Portfolio is charged for those expenses that are directly attributable to that Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Portfolio are allocated among all the portfolios in the Trust in proportion to each portfolio’s relative net assets.

F) DISTRIBUTIONS TO SHAREHOLDERS Each Portfolio’s net investment income is declared daily and paid monthly. Net realized short-term capital gains, if any, in excess of net capital loss carryforwards, are declared and paid at least annually.

Distributions of net investment income with respect to a calendar month (including with respect to shares redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by each Portfolio to Northern Trust in cash or automatically reinvested in additional shares of the Portfolio. Northern Trust has undertaken to credit or arrange for the crediting of such distributions to each shareholder’s account with Northern Trust, its affiliates or its correspondents. The Portfolios may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and GAAP. These reclassifications may relate to net operating losses, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the net assets or the net asset values of the Portfolios.

At November 30, 2011, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)
Diversified Assets	$447	$(447)
Government Select	77	(77)
Treasury	55	(55)
Municipal	5	(5)

G) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Portfolio’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and tax-exempt income to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules affecting the Portfolios. In general, the provisions of the Act will be effective for the Portfolios’ fiscal year ending November 30, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a Portfolio’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses are utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Portfolios, if any, will be contained within the “Federal Income Taxes” section of the financial statement notes for the fiscal year ending November 30, 2012.

At November 30, 2011, the capital loss carryforward for U.S. federal income tax purposes and the respective year of expiration was as follows:

Amount in thousands	NOVEMBER 30, 2019
Government	$14

The Portfolio in the above table may offset future capital gains with this capital loss carryforward.

MONEY MARKET PORTFOLIOS	66	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2011

At November 30, 2011, the tax components of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*
Diversified Assets	$ —	$547
Government	—	47
Government Select	—	239
Treasury	—	122
Tax-Exempt	18	—
Municipal	75	5

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2011, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*
Diversified Assets	$ —	$2,118
Government	—	932
Government Select	—	1,399
Treasury	—	1,424
Tax-Exempt	324	1
Municipal	3,477	10

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2010, was as follows:

	DISTRIBUTED FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*
Diversified Assets	$ —	$2,114
Government	—	1,126
Government Select	—	3,733
Treasury	—	2,837
Tax-Exempt	364	1
Municipal	5,805	37

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of November 30, 2011, no Portfolio had uncertain tax positions that would require financial statement recognition or disclosure. The Portfolios’ federal tax returns filed for the fiscal years ended November 30, 2007 through November 30, 2010 remain subject to examination by the Internal Revenue Service. Any interest or penalties incurred on future unknown, uncertain tax positions taken by the Portfolios will be recorded as interest expense on the Statement of Operations.

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment adviser is entitled to receive an advisory fee, computed daily and payable monthly at annual rates set forth in the table below (expressed as a percentage of each Portfolio’s respective average daily net assets). For the fiscal year ended November 30, 2011, the investment adviser agreed to contractually waive a portion of the advisory fees, which is shown as “Less waivers of investment advisory fees,” in the accompanying Statements of Operations. The contractual waiver arrangement is expected to last until at least April 1, 2012. After this date, the investment adviser or a Portfolio may terminate the contractual arrangement. The annual advisory fees and waiver rates expressed as a percentage of average daily net assets for the fiscal year ended November 30, 2011, are as follows:

Amounts in thousands	ANNUAL ADVISORY FEE	LESS WAIVERS	ADVISORY FEE AFTER WAIVERS
Diversified Assets	0.25%	—%	0.25%
Government	0.25%	—%	0.25%
Government Select	0.20%	0.10%	0.10%
Treasury	0.20%	0.10%	0.10%
Tax-Exempt	0.25%	—%	0.25%
Municipal	0.20%	0.10%	0.10%

As compensation for the services rendered as the transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at the following annual rates: (a) $18 for each subaccount relating to the Shares Class of the Portfolio; (b) 0.01 percent of the average daily net asset value of the outstanding Service Shares Class of the Portfolio; and (c) 0.02 percent of the average daily net asset value of the outstanding Premier Shares Class of the Portfolio.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	67	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

Class-specific transfer agent fees for the fiscal year ended November 30, 2011, were as follows:

Amounts in thousands	SHARES	SERVICE SHARES
Diversified Assets	$78	$6
Government	35	3
Government Select	96	23
Treasury	17	—
Tax-Exempt	22	—
Municipal	42	3

Certain amounts of transfer agent fees were reimbursed to the Portfolios by the investment adviser. For further information, please refer to Note 5.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board of Trustees. The Portfolios have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios’ custodian expenses. Custodian credits are shown as “Less Custodian Credits” in the Statements of Operations.

4. ADMINISTRATION, DISTRIBUTION AND OTHER AGREEMENTS

NTI, as Administrator, is entitled to an administration fee from the Portfolios at the annual rate of 0.10 percent of the average daily net assets of each Portfolio. Under the Administration Agreement with the Trust, which may be amended by the Trust’s Board of Trustees without shareholder approval, NTI, as Administrator, has agreed to reimburse expenses (including fees payable to NTI for its services as Administrator, but excluding investment advisory fees and related waivers, transfer agency fees, service agent fees, taxes, interest and other extraordinary expenses) that exceed on an annualized basis 0.10 percent of each Portfolio’s average daily net assets. NTI voluntarily reimbursed the Treasury Portfolio for expenses in excess of 0.05 percent during the fiscal year. Any voluntary reimbursements may be terminated by NTI at any time.

The expenses reimbursed during the fiscal year ended November 30, 2011, under such arrangements are shown as “Less expenses reimbursed by administrator” in the accompanying Statements of Operations. The expense reimbursement receivable at November 30, 2011 is $126,000, $1,337,000, $1,617,000, $805,000, $16,000 and $159,000 for the Diversified Assets, Government, Government Select, Treasury, Tax-Exempt and Municipal Portfolios, respectively, and is shown as part of “Receivable from affiliates for expense reimbursements” in the accompanying Statements of Assets and Liabilities. The expense reimbursement is payable monthly by NTI as Administrator.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Portfolios. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

Northern Funds Distributors, LLC, the distributor for the Portfolios, received no compensation from the Portfolios under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolios. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in “Trustee Fees” on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of the Trust and/or Global Tactical Asset Allocation Fund of Northern Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short- term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. ADDITIONAL EXPENSE REIMBURSEMENT

In order to avoid a negative yield, the investment adviser may reimburse class-specific and portfolio level expenses of a Portfolio, as necessary. Any such expense reimbursement would be voluntary and could be implemented, increased or decreased or discontinued at any time. During the fiscal year ended November 30, 2011, the investment adviser reimbursed class-specific and portfolio level expenses, including certain amounts of advisory, administrative, transfer agent, shareholder servicing fees and other expenses, in order to avoid a negative yield, for the Portfolios. Portfolio level expenses reimbursed by the investment adviser were allocated among the share classes in proportion to the relative net assets of each class. The amounts reimbursed by the investment adviser are shown as “Less expenses reimbursed by investment adviser” in the Statements of Operations. The amounts outstanding at November 30, 2011 were $2,014,000 and $197,000 for the Diversified Assets and Tax-Exempt Portfolios, respectively, and are included as part of “Receivable from affiliates for expense reimbursements” in the Statements of Assets and

MONEY MARKET PORTFOLIOS	68	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2011

Liabilities. Any such reimbursement is paid monthly to the Portfolios by the investment adviser.

6. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (“Servicing Agents”) under which they will render certain administrative support services and in some cases, personal and account maintenance services for their customers or investors who beneficially own Service Shares and Premier Shares. As compensation under the Service Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.25 percent and 0.50 percent of the average daily net asset value of the outstanding Service Shares and Premier Shares, respectively.

The shareholder servicing fees are included in “Shareholder servicing fees” expenses on the Statements of Operations.

Certain amounts of shareholder servicing fees were reimbursed to the Portfolios by the investment adviser. For further information, please refer to Note 5.

As compensation for services rendered as a Servicing Agent, Northern Trust received shareholder servicing fees for the fiscal year ended November 30, 2011, were as follows:

Amounts in thousands	SERVICE SHARES
Diversified Assets	$57
Government	6
Government Select	37

7. BANK BORROWINGS

Prior to December 9, 2010, the Trust had a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. The interest rate charged under the agreement was dependent on the type of loan. For base rate loans, the interest rate was the sum of the applicable margin (either 0.75 percent or zero) and the highest of (i) 0.50 percent in excess of the Federal Funds Rate, (ii) 1.00 percent in excess of the Adjusted London Interbank Offered Rate (“LIBOR”) and (iii) the prime lending rate. For LIBOR loans, the interest rate was the sum of the applicable margin (0.75 percent) and the LIBOR then in effect. For an Interbank Offered Rate (“IBOR”) loan, the interest rate was the sum of the applicable margin (0.75 percent) and the IBOR then in effect. In addition, there was an annual commitment fee of 12 basis points on the unused portion of the credit line under the agreement, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

Effective December 9, 2010, the Trust entered into a $150,000,000 senior unsecured revolving credit facility administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month LIBOR on the date of borrowing exceeds the Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.25 percent. In addition there is an annual commitment fee of 10 basis points on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 4, 2011, the Board of Trustees of Northern Institutional Funds approved an agreement that modified the Credit Facility (as so modified, the “New Credit Facility”). The interest rate charged under the New Credit Facility will be equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month LIBOR on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there will be an annual commitment fee of 8 basis points on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility is anticipated to go into effect on December 1, 2011 and will expire on November 29, 2012, unless renewed.

At November 30, 2011, the Portfolios did not have any outstanding loans. The Portfolios did not incur any interest expense for the fiscal year ended November 30, 2011.

8 CAPITAL SHARE TRANSACTIONS

Transactions in Shares for the fiscal year ended November 30, 2011, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Diversified Assets	$44,099,054	$109	$(41,749,331)	$2,349,832
Government	44,855,212	22	(43,853,845)	1,001,389
Government Select	41,090,682	61	(40,442,033)	648,710
Treasury	19,086,619	118	(16,422,423)	2,664,314
Tax-Exempt	3,991,898	—	(4,042,642)	(50,744)
Municipal	8,770,820	454	(8,666,641)	104,633

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	69	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

Transactions in Shares for the fiscal year ended November 30, 2010, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Diversified Assets	$132,985,603	$173	$(133,732,916)	$(747,140)
Government	119,239,766	60	(119,219,085)	20,741
Government Select	113,628,178	317	(115,844,084)	(2,215,589)
Treasury	43,512,668	189	(41,475,850)	2,037,007
Tax-Exempt	7,995,331	1	(8,403,676)	(408,344)
Municipal	28,168,486	411	(29,533,509)	(1,364,612)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in Service Shares for the fiscal year ended November 30, 2011, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Diversified Assets	$401,669	$—	$(437,720)	$(36,051)
Government	194,519	—	(200,585)	(6,066)
Government Select	1,183,303	—	(1,042,039)	141,264
Tax-Exempt	13,814	—	(14,157)	(343)
Municipal	72,567	—	(83,884)	(11,317)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in Service Shares for the fiscal year ended November 30, 2010, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET DECREASE IN NET ASSETS
Diversified Assets	$1,153,166	$—	$(1,167,637)	$(14,471)
Government	369,457	—	(385,016)	(15,559)
Government Select	935,069	—	(945,850)	(10,781)
Tax-Exempt	19,230	—	(22,434)	(3,204)
Municipal	94,361	—	(128,212)	(33,851)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

9. CAPITAL SUPPORT AGREEMENT AND AFFILIATED TRANSACTIONS

Effective February 21, 2008, and subsequently amended on July 15, 2008, September 29, 2008 and February 24, 2009, Northern Trust Corporation (the “Corporation”) entered into a Capital Support Agreement (“CSA”) with the Trust on behalf of the Diversified Assets Portfolio (the “Portfolio”).

Although it was not obligated to do so, the Corporation entered into the CSA in order to provide stability to the Portfolio and investors in the Portfolio. The Corporation did not receive any consideration from the Portfolio. Under the CSA, the Corporation committed to provide capital to the Portfolio in the event that the Portfolio realized a loss on the Whistlejacket Capital LLC Security (the “Security”). The Portfolio was required to promptly sell the Security upon the earlier of (i) any change in the Corporation’s short term credit ratings such that the Corporation’s obligations no longer qualified as First Tier Securities under Rule 2a-7, or (ii) on the business day immediately prior to November 6, 2009. In addition, the Board of Trustees had the right, at its option, to cause the Portfolio to sell the Security at any time if it determined that the maximum amount under the CSA, reduced by any capital contributions previously made under the CSA to the Portfolio, was insufficient.

On June 25, 2009, the Portfolio sold the remaining position in the Security held in the Portfolio, realizing a loss on the sale. Pursuant to the CSA, the Corporation made an actual capital contribution payment to the Portfolio representing the loss incurred on the sale of the Security, meeting its contractual obligation under the CSA. On June 25, 2009, upon the sale of the Security, the CSA terminated.

On November 25, 2011, an affiliate of NTI purchased from the Diversified Assets Portfolio all of the notes issued by Eksportfinans A/S that were held by the Diversified Assets Portfolio for approximately $50,310,000. This transaction was effected pursuant to Rule 17a-9 under the 1940 Act, which permits an affiliate to purchase a security from a money market fund if that security is no longer an Eligible Security pursuant to Rule 2a-7 under the 1940 Act. Eksportfinans A/S was not an Eligible Security at the time of the transaction. This transaction resulted in no gain or loss to Diversified Assets Portfolio.

10. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Portfolios may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Portfolios. The maximum exposure to the Portfolios under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

MONEY MARKET PORTFOLIOS	70	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2011

11. NEW ACCOUNTING PRONOUNCEMENTS

On April 15, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03, Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements (“ASU No. 2011-03”). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financings (secured borrowings/lending agreements) as opposed to sales (purchases) with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts or footnote disclosures, if any.

On May 12, 2011, the FASB issued ASU No. 2011-04, Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”) modifying Accounting Standard’s Codification (“ASC”) 820. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU 2011-04 is for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of this requirement and the impact it will have to the Portfolios’ financial statement disclosures.

12. SUBSEQUENT EVENTS

At a meeting held on November 4, 2011, the Board of Trustees of Northern Institutional Funds approved the suspension of the Portfolios’ Service Share servicing fee payments to be effective January 1, 2012.

Management has evaluated subsequent events for the Portfolios through the date the financial statements were issued, and has concluded, other than the item noted above that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	71	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Northern Institutional Funds’ Shareholders and Board of Trustees

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Diversified Assets, Government, Government Select, Treasury, Tax-Exempt, and Municipal Portfolios, comprising the Money Market Portfolios (the “Portfolios”) of the Northern Institutional Funds as of November 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Diversified Assets, Government, Government Select, Treasury, Tax-Exempt, and Municipal Portfolios at November 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 19, 2012

MONEY MARKET PORTFOLIOS	72	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

TAX INFORMATION	NOVEMBER 30, 2011 (UNAUDITED)

During the fiscal year ended November 30, 2011, the percentage of dividends derived from net investment income paid by each of the following Portfolios as “exempt-interest dividends,” excludable from gross income for federal income tax purposes were as follows: Tax-Exempt Portfolio – 99.71% and Municipal Portfolio – 99.72%.

The American Jobs Creation Act (Sec. 871(k)) allows a regulated investment company to designate interest related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered a U.S. person, for tax years beginning after December 31, 2004 and before January 1, 2012. The Trust has designated the following percentages of income of the respective Portfolios as Qualified Interest Income (QII) for the fiscal year ended November 30, 2011:

Diversified Assets	100%
Government	100%
Government Select	100%
Treasury	100%

The Portfolios designate the maximum amount required to distribute Long-Term capital gain under IRC 852(b)(2)(3).

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	73	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FUND EXPENSES

As a shareholder of the Portfolios, you incur ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2011 through November 30, 2011.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 6/1/11 - 11/30/11” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolios, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

DIVERSIFIED ASSETS

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/11	ENDING ACCOUNT VALUE 11/30/11	EXPENSES PAID* 6/1/11 - 11/30/11
Actual	0.17%	$1,000.00	$1,000.10	$0.85
Hypothetical	0.17%	$1,000.00	$1,024.22	$0.86	**
SERVICE SHARES
Actual	0.17%	$1,000.00	$1,000.10	$0.85
Hypothetical	0.17%	$1,000.00	$1,024.22	$0.86	**

GOVERNMENT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/11	ENDING ACCOUNT VALUE 11/30/11	EXPENSES PAID* 6/1/11 - 11/30/11
Actual	0.11%	$1,000.00	$1,000.10	$0.55
Hypothetical	0.11%	$1,000.00	$1,024.52	$0.56	**
SERVICE SHARES
Actual	0.11%	$1,000.00	$1,000.10	$0.55
Hypothetical	0.11%	$1,000.00	$1,024.52	$0.56	**

GOVERNMENT SELECT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/11	ENDING ACCOUNT VALUE 11/30/11	EXPENSES PAID* 6/1/11 - 11/30/11
Actual	0.09%	$1,000.00	$1,000.10	$0.45
Hypothetical	0.09%	$1,000.00	$1,024.62	$0.46	**
SERVICE SHARES
Actual	0.09%	$1,000.00	$1,000.10	$0.45
Hypothetical	0.09%	$1,000.00	$1,024.62	$0.46	**

TREASURY

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/11	ENDING ACCOUNT VALUE 11/30/11	EXPENSES PAID* 6/1/11 - 11/30/11
Actual	0.08%	$1,000.00	$1,000.10	$0.40
Hypothetical	0.08%	$1,000.00	$1,024.67	$0.41	**

*	Expenses are calculated using the Portfolios’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2011. Expenses are calculated by multiplying each annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolios’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

MONEY MARKET PORTFOLIOS	74	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2011 (UNAUDITED)

TAX-EXEMPT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/11	ENDING ACCOUNT VALUE 11/30/11	EXPENSES PAID* 6/1/11 - 11/30/11
Actual	0.16%	$1,000.00	$1,000.10	$0.80
Hypothetical	0.16%	$1,000.00	$1,024.27	$0.81	**
SERVICE SHARES
Actual	0.16%	$1,000.00	$1,000.10	$0.80
Hypothetical	0.16%	$1,000.00	$1,024.27	$0.81	**

MUNICIPAL

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/11	ENDING ACCOUNT VALUE 11/30/11	EXPENSES PAID* 6/1/11 - 11/30/11
Actual	0.17%	$1,000.00	$1,000.10	$0.85
Hypothetical	0.17%	$1,000.00	$1,024.22	$0.86	**
SERVICE SHARES
Actual	0.17%	$1,000.00	$1,000.10	$0.85
Hypothetical	0.17%	$1,000.00	$1,024.22	$0.86	**

*	Expenses are calculated using the Portfolios’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2011. Expenses are calculated by multiplying each annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolios’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	75	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 64 portfolios in the Northern Funds Complex—Northern Funds offers 44 portfolios and Northern Institutional Funds offers 20 portfolios.* The Northern Institutional Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

William L. Bax Age: 68 Trustee since 2005

• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

• Director of Big Shoulders Fund since 1997;

• Director of Children’s Memorial Hospital since 1998;

• Trustee of DePaul University from 1998 to 2009;

• Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

• Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 71 Trustee since 1994

• Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

• Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

• Founding Member and Director of the Illinois Venture Capital Association since 2001;

• Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

• Member of the Board of Governors of The Metropolitan Club since 2003;

• Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

• Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

• Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

• Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

• Private Equity Administrator of Illinois Technology Development Account from 2003 to 2006;

• Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

• Chairman of ViMedicus, Inc. (a healthcare-related educational material provider) since 2010.

• None

Sharon Gist Gilliam Age: 68 Trustee since 2001

• Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

• CEO of Chicago Housing Authority from 2006 to 2007;

• Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 67 Trustee since 1997

• Chair and CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993;

• Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994;

• Trustee of Rush University Medical Center.

• None

*	Ms. Skinner and Mr. Potter each oversee a total of 57 portfolios in the Northern Funds Complex—37 portfolios offered by Northern Funds and 20 offered by Northern Institutional Funds.

MONEY MARKET PORTFOLIOS	76	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2011 (UNAUDITED)

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Michael H. Moskow Age: 73 Trustee since 2008

•  Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

•  Director of Commonwealth Edison since 2007;

•  President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

•  Director of Education Corporation of America since 2008;

•  Chairman of the Japan America Society of Chicago since 2009;

•  Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

•  Member of the Board of Trustees of the Northwestern Memorial Foundation from 2004 to 2010;

•  Member of the Board of Directors of the Civic Consulting Alliance since 2002;

•  Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) since 2009;

•  Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

•  Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

•  Member of the Board of Trustees of Lafayette College since 1996;

•  Member of the Board of Directors of the National Futures Association since 2010.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm); • Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 54 Trustee since 2000	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 72 Trustee since 1982 and Chairman since 2008

•  Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•  President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 68 Trustee since 2008

•  Chief Investment Officer, The Allstate Corporation from January to July, 2002;

•  Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

•  Chairman and President of the Allstate Financial Group from 2002 to 2007;

•  Chairman of the Investment Committee, Legal and General Investment Management—America, 2007;

•  Board member, University of Wisconsin—Eau Claire Foundation from 2006 to present;

•  Advisor, G.D. Searle Family Trusts from 2010 to present.

• GATX Corporation (transportation services); • Spirit Finance Corporation (real estate investment trust) (2003-2008).

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	77	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

TRUSTEES AND OFFICERS continued

INTERESTED TRUSTEE
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Stephen N. Potter (4) Age: 54 Trustee since 2008

• Director of The Northern Trust Company of Connecticut (f/k/a Northern Trust Global Advisors, Inc.) since May 2008;

• Chairman of Northern Trust Investments, Inc. since March 2008;

• President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

• Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

• Executive Vice President of Northern Trust Corporation since October 2003;

• Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

• Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

• Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST (1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 54 50 South LaSalle Street Chicago, IL 60603 President since 2000

• Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Director, The Northern Trust Company of Connecticut since August 2006; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 50 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	• Senior Vice President at Northern Trust Investments, Inc. since 2001; Senior Vice President at The Northern Trust Company since 2000.

MONEY MARKET PORTFOLIOS	78	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2011 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Susan J. Hill Age: 55 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004

•  Chief Compliance Officer of The Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Global Advisors, Inc. since 2007; Chief Compliance Officer of Northern Trust Investments, Inc. since 2005; Senior Vice President of Northern Trust Investments, Inc. since 2005; Vice President of Northern Trust Investments, Inc. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 48 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009

•  Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and The Northern Trust Company of Connecticut since 2009; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 41 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•  Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 44 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008

•  Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 43 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008

•  Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

Michael Meehan Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011

•  Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2008 to 2009; and Officer of Fund Administration of The Northern Trust Company from 2005 to 2008.

Craig R. Carberry, Esq. Age: 51 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

•  Senior Counsel at The Northern Trust Company since May 2000; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisors, Inc. since 2007; Secretary of The Northern Trust Company of Connecticut since 2009; Secretary of NETS Trust from 2008 to 2009.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	79	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

TRUSTEES AND OFFICERS continued	NOVEMBER 30, 2011 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Owen T. Meacham, Esq. Age: 40 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

• Senior Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2011; Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company from 2007 to 2011; Vice President and Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007.

Jose J. Del Real, Esq. Age: 34 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2011

• Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2011; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; and Associate at the law firm of Vedder Price P.C. from 2006 to 2010.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

MONEY MARKET PORTFOLIOS	80	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	81	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

INVESTMENT CONSIDERATIONS

DIVERSIFIED ASSETS PORTFOLIO1

GOVERNMENT PORTFOLIO1,3

GOVERNMENT SELECT PORTFOLIO1,3

MUNICIPAL PORTFOLIO1,2

TAX-EXEMPT PORTFOLIO1,2

TREASURY PORTFOLIO1,3

1 Money Market Risk: An investment in the Portfolios is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolios seek to maintain a value of $1.00 per share, it is possible to lose money by investing in the Portfolios.

2 Tax-Free/AMT Risk: Tax-exempt Portfolios’ income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

3 U.S. Government Guarantee: U.S. government guarantees apply only to the underlying securities of a Portfolio and not the Portfolio’s shares.

MONEY MARKET PORTFOLIOS	82	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

INDEX DEFINITIONS

DIVERSIFIED ASSETS PORTFOLIO1

GOVERNMENT PORTFOLIO2

GOVERNMENT SELECT PORTFOLIO2

MUNICIPAL PORTFOLIO3

TAX-EXEMPT PORTFOLIO3

TREASURY PORTFOLIO4

1 iMoneyNet Fund AverageTM — First Tier Institutional category includes only non-government institutional portfolios that also are not holding any second tier securities. Portfolio holdings of first tier portfolios include U.S. Treasury, U.S. other, repos, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes and asset-backed commercial paper. It is not possible to invest directly in an index.

2 iMoneyNet Fund AverageTM — Government/Agencies Institutional category includes the most broadly based of the government institutional portfolios. These portfolios may invest in U.S. Treasuries, U.S. agencies, repos or government-backed floating rate notes. It is not possible to invest directly in an index.

3 iMoneyNet Fund AverageTM — Tax-Free Institutional category includes all institutional national and state tax free and municipal money funds. Portfolio holdings of tax-free portfolios include rated and unrated demand notes, rated and unrated general market notes, commercial paper, put bonds — 6 months & less, put bonds — over 6 months, AMT paper and other tax-free holdings. It is not possible to invest directly in an index.

4 iMoneyNet Fund AverageTM — Treasury & Repo Institutional category includes only institutional government portfolios that hold U.S. Treasuries and repurchase agreements backed by the U.S. Treasury. It is not possible to invest directly in an index.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	83	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds’ Proxy Voting Policies and Procedures and each Portfolio’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds’ Web site at northernfunds.com/institutional or the SEC’s Web site at sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

MONEY MARKET PORTFOLIOS	84	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

2	PORTFOLIO MANAGEMENT COMMENTARY

3	STATEMENT OF ASSETS AND LIABILITIES

4	STATEMENT OF OPERATIONS

5	STATEMENT OF CHANGES IN NET ASSETS

6	FINANCIAL HIGHLIGHTS

8	SCHEDULE OF INVESTMENTS

8	PRIME OBLIGATIONS PORTFOLIO

12	ABBREVIATIONS AND OTHER INFORMATION

13	NOTES TO THE FINANCIAL STATEMENTS

18	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

19	TAX INFORMATION

20	FUND EXPENSES

21	TRUSTEES AND OFFICERS

27	INDEX DEFINITIONS

28	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Institutional Funds Prime Obligations Portfolio shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds Prime Obligations Portfolio prospectus, which contains more complete information about Northern Institutional Funds Prime Obligations Portfolio’s investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, performance would be reduced. Performance is based on net change in net asset value assuming reinvestment of all dividends and distributions.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Institutional Funds in the future. These statements are based on Northern Institutional Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Institutional Funds’ management strategies from those currently expected to be employed.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Institutional Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101,

not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value/No bank guarantee

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	1	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

During the 12 months ended November 30, 2011, market participants observed noteworthy improvements in the economic outlook and the functioning of the financial markets. However, anxiety lingered due to uncertainty surrounding potential regulatory actions, the rising U.S. budget deficit and concern over possible financial contagion from the Eurozone. Global financial markets continued to deal with the financial impacts of new banking regulations and other requirements from Basel III. The regulatory changes created additional pressure after rating agencies suggested that the global financial system may experience rating actions as a result. Lastly, concern regarding the Eurozone sovereign debt crisis temporarily widened credit spreads and lifted LIBOR rates. During the 12-month period, Greece, Italy and Ireland were granted financial assistance packages from the European Union and the International Monetary Fund. Meanwhile, Portugal and Spain remained under pressure but were better positioned to remain independent of such support. Here in the United States, the Federal Reserve maintained its pledge to keep rates near zero through mid-2013, and later committed to additional large-scale asset purchases of $400 billion in U.S. Treasuries in a move that became known as “Operation Twist.”

For the 12-month period, the Portfolio posted a 0.09% return (Shares Class) outpacing the 0.05% return of its benchmark, the iMoneyNet Fund Average™ — First Tier Institutional. As of November 30, 2011 the Portfolio’s 7-day current yield was 0.01% (Shares Class).

We remain very selective in our purchases and continue to focus on maintaining high credit quality. Our primary objectives remain the preservation of principal and liquidity. Given the “lower for longer” outlook for Federal Reserve policy, we kept a long duration relative to the benchmark, taking advantage of any market sell-offs that created a steeper money market yield curve. In addition, we maintained a strong liquidity profile by committing a large percentage of the Portfolio to overnight maturities in order to accommodate any unexpected redemptions.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2011

TOTAL RETURN	SHARES	SERVICE SHARES	IMONEYNET FUND AVERAGE™ — FIRST TIER INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.09%	0.02%	0.05%

FIVE YEAR	1.68	1.48	1.69	0.01	%*

SINCE INCEPTION	2.12	1.90	N/A

*For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2011. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of fee waivers, the Current 7-Day Yield for the Portfolio would have been -0.10% for Shares as of November 30, 2011. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

MATURITY ANALYSIS

At November 30, 2011, the maturity analysis for the Prime Obligations Portfolio as a percentage of investments was:

MATURITY	%
OVERNIGHT (1 BUSINESS DAY)	61.4%
2 - 15 DAYS	12.0
16 - 30 DAYS	3.1
31 - 60 DAYS	3.4
61 - 97 DAYS	4.8
98 - 180 DAYS	3.7
181 - 270 DAYS	6.5
271 DAYS - 1 YEAR	5.1

Information about Index Definitions can be found on page 27.

PORTFOLIO MANAGERS
PETER YI
With Northern Trust since 2000
CHRISTI FLETCHER
With Northern Trust since 2010

PORTFOLIO FACTS (as of 11/30/11)

TICKER SYMBOL
SHARES	NPAXX
SERVICE SHARES	NPCXX
PREMIER SHARES*
GFS SHARES	NPOXX
INCEPTION DATE
SHARES	8/21/03
SERVICE SHARES	9/2/03
PREMIER SHARES*	11/18/05
GFS SHARES	5/10/11
TOTAL NET ASSETS	$3,481,103,668
NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
PREMIER SHARES*	—
GFS SHARES	1.00
GROSS EXPENSE RATIO
SHARES	0.27%
SERVICE SHARES	0.53
PREMIER SHARES*	—
GFS SHARES	0.27

*Currently, Premier Shares are not being offered to Investors.

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

PRIME OBLIGATIONS PORTFOLIO	2	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES	NOVEMBER 30, 2011

Amounts in thousands, except per share data	PRIME OBLIGATIONS PORTFOLIO
ASSETS:
Investments, at amortized cost	$2,356,853
Repurchase agreements, at cost which approximates fair value	774,166
Cash	361,945
Interest income receivable	3,532
Receivable for fund shares sold	15,023
Receivable from affiliates for expense reimbursements	318
Prepaid and other assets	23
Total Assets	3,511,860
LIABILITIES:
Payable for securities purchased	23,930
Payable for fund shares redeemed	5,998
Distributions payable to shareholders	58
Payable to affiliates:
Investment advisory fees	303
Administration fees	303
Custody and accounting fees	42
Shareholder servicing fees	11
Transfer agent fees	3
Trustee fees	29
Accrued other liabilities	79
Total Liabilities	30,756
Net Assets	$3,481,104
ANALYSIS OF NET ASSETS:
Capital stock	$3,480,987
Accumulated undistributed net investment income	117
Net Assets	$3,481,104
Net Assets:
Shares	$3,350,343
Service Shares	52,432
GFS Shares	78,329
Total Shares Outstanding (no par value, unlimited shares authorized):
Shares	3,350,252
Service Shares	52,408
GFS Shares	78,326
Net Asset Value, Redemption and Offering Price Per Share:
Shares	$1.00
Service Shares	1.00
GFS Shares	1.00

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	3	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

STATEMENT OF OPERATIONS	FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2011

Amounts in thousands	PRIME OBLIGATIONS PORTFOLIO
INVESTMENT INCOME:
Interest income	$10,346
Total Investment Income	10,346
EXPENSES:
Investment advisory fees	6,683
Administration fees	4,456
Custody and accounting fees	513
Transfer agent fees	41
Registration fees	155
Printing fees	32
Professional fees	96
Shareholder servicing fees	146
Trustee fees	73
Other	136
Total Expenses	12,331
Less waivers of investment advisory fees	(2,227)
Less expenses reimbursed by administrator	(3,238)
Less expenses reimbursed by investment adviser	(209)
Less custodian credits	(1)
Net Expenses	6,656
Net Investment Income	3,690
NET REALIZED GAINS:
Net realized gains on:
Investments	150
Net Gains	150
Net Increase in Net Assets Resulting from Operations	$3,840

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO	4	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

	PRIME OBLIGATIONS PORTFOLIO
Amounts in thousands	2011	2010
OPERATIONS:
Net investment income	$3,690	$7,216
Net realized gains on:
Investments	150	111
Net Increase in Net Assets Resulting from Operations	3,840	7,327
CAPITAL SHARE TRANSACTIONS:(1)
Net increase (decrease) in net assets resulting from Shares transactions	(1,369,758)	235,860
Net decrease in net assets resulting from Service Shares transactions	(9,090)	(29,693)
Net increase in net assets resulting from GFS Shares transactions	78,326	–
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(1,300,522)	206,167
DISTRIBUTIONS TO SHARES SHAREHOLDERS:
From net investment income	(3,778)	(7,226)
Total Distributions to Shares Shareholders	(3,778)	(7,226)
DISTRIBUTIONS TO SERVICE SHARES SHAREHOLDERS:
From net investment income	(8)	(13)
Total Distributions to Service Shares Shareholders	(8)	(13)
DISTRIBUTIONS TO GFS SHARES SHAREHOLDERS:
From net investment income	(26)	–
Total Distributions to GFS Shares Shareholders	(26)	–
Total Increase (Decrease) in Net Assets	(1,300,494)	206,255
NET ASSETS:
Beginning of year	4,781,598	4,575,343
End of year	$3,481,104	$4,781,598
Accumulated Undistributed Net Investment Income	$117	$89

(1)	The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	5	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

FINANCIAL HIGHLIGHTS

PRIME OBLIGATIONS PORTFOLIO	SHARES
Selected per share data	2011(1)	2010(1)	2009(1)		2008		2007
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–		0.03		0.05
Net realized and unrealized gains (losses)	–	–	–		–		–
Total from Investment Operations	–	–	–		0.03		0.05
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–		(0.03)		(0.05)
From net realized gains	–	–	–		–		–
Total Distributions Paid	–	–	–		(0.03)		(0.05)
Net Asset Value, End of Year	$1.00	$1.00	$1.00		$1.00		$1.00
Total Return(2)	0.09%	0.15%	0.43	%(3)	2.58	%(3)	5.23%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,350,343	$4,720,135	$4,484,188		$1,873,486		$4,425,630
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.15%	0.15%	0.18	%(4)	0.16	%(5)	0.20%
Expenses, before waivers, reimbursements and credits	0.27%	0.27%	0.31%		0.29%		0.26%
Net investment income, net of waivers, reimbursements and credits	0.08%	0.15%	0.33%		2.73%		5.11%
Net investment income (loss), before waivers, reimbursements and credits	(0.04)%	0.03%	0.20%		2.60%		5.05%

	SERVICE
Selected per share data	2011(1)	2010(1)	2009(1)		2008		2007
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–		0.02		0.05
Net realized and unrealized gains (losses)	–	–	–		–		–
Total from Investment Operations	–	–	–		0.02		0.05
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–		(0.02)		(0.05)
From net realized gains	–	–	–		–		–
Total Distributions Paid	–	–	–		(0.02)		(0.05)
Net Asset Value, End of Year	$1.00	$1.00	$1.00		$1.00		$1.00
Total Return(2)	0.02%	0.02%	0.20	%(3)	2.32	%(3)	4.96%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$52,432	$61,463	$91,155		$127,827		$167,473
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.22%	0.28%	0.43	%(4)	0.42	%(5)	0.46%
Expenses, before waivers, reimbursements and credits	0.53%	0.53%	0.57%		0.55%		0.52%
Net investment income, net of waivers, reimbursements and credits	0.01%	0.02%	0.08%		2.47%		4.85%
Net investment income (loss), before waivers, reimbursements and credits	(0.30)%	(0.23)%	(0.06)%		2.34%		4.79%

(1)	Per share amounts from net investment income, net realized and unrealized gains (losses) and distributions from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	Without the value of the Capital Support Agreement, the total return would have been 0.67% and 0.31% for the Shares and Service Shares, respectively, for the fiscal year ended November 30, 2009 and 2.30% and 2.06%, for Shares and Service Shares, respectively, for the fiscal year ended November 30, 2008.
(4)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $974,000 and $40,000 for Shares and Service Shares, respectively, which represents 0.03% of average net assets for the fiscal year ended November 30, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(5)	The net expense ratio includes the Participation Fee of approximately $228,000 and $12,000 for Shares and Service Shares, respectively, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO	6	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,

PRIME OBLIGATIONS PORTFOLIO	GFS
Selected per share data	2011(1)
Net Asset Value, Beginning of Period	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–
Net realized gains	–
Total from Investment Operations	–
LESS DISTRIBUTIONS PAID:
From net investment income	–
From net realized gains	–
Total Distributions Paid	–
Net Asset Value, End of Period	$1.00
Total Return(2)	0.03%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$78,329
Ratio to average net assets of:(3)
Expenses, net of waivers and reimbursements	0.15%
Expenses, before waivers and reimbursements	0.27%
Net investment income, net of waivers and reimbursements	0.04%
Net investment loss, before waivers and reimbursements	(0.08)%

(1)	For the period May 10, 2011 (commencement of operations) through November 30, 2011. Per share amounts from net investment income, net realized gains and distributions from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for period less than one year.
(3)	Annualized for period less than one year.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	7	PRIME OBLIGATIONS PORTFOLIO

SCHEDULE OF INVESTMENTS

PRIME OBLIGATIONS PORTFOLIO

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
ASSET-BACKED SECURITIES – 0.1%
Auto Receivables – 0.1%
Honda Auto Receivables Owner Trust, Series 2011-2, Class A1, 0.25%, 1/25/12	$2,679	$2,679
Total Asset-Backed Securities
(Cost $2,679)		2,679

CERTIFICATES OF DEPOSIT – 3.1%
Non-U.S. Depository Institutions – 3.1%
National Australia Bank, 0.42%, 1/17/12, FRCD	21,430	21,430
National Bank of Canada, New York Branch, 0.15%, 12/16/11	15,000	15,000
Rabobank Nederland N.V., New York, 0.35%, 12/2/11, FRCD	15,000	15,000
0.33%, 12/20/11, FRCD	25,000	25,000
Royal Bank of Canada, New York, 0.40%, 1/9/12, FRCD	17,675	17,675
Westpac Banking Corp., New York, 0.33%, 12/13/11, FRCD	15,000	15,000
		109,105
Total Certificates of Deposit
(Cost $109,105)		109,105

COMMERCIAL PAPER – 8 . 0%
Foreign Agency and Regional Governments – 2.2%
Caisse Damortissement De La Dette, 0.34%, 12/5/11	5,000	5,000
0.43%, 2/3/12	10,000	10,000
KFW, 0.20%, 1/12/12	40,000	39,991
0.20%, 1/19/12	10,000	9,997
0.19%, 2/7/12	10,000	9,996
		74,984
Multi-Seller Conduits – 0.2%
Fairway Finance Co. LLC, 0.26%, 12/15/11	7,505	7,505
Non-Depository Personal Credit – 2.3%
General Electric Co., 0.04%, 12/1/11	80,000	80,000
Non-U.S. Depository Institutions – 2.1%
Commonwealth Bank of Australia, 0.34%, 12/5/11	20,000	20,000

	PRINCIPAL
	AMOUNT	VALUE
	(000S)	(000S)
COMMERCIAL PAPER – 8.0% continued
Non-U.S. Depository Institutions – 2.1% continued
0.35%, 12/5/11	$10,000	$10,000
0.36%, 12/5/11	15,000	15,000
0.46%, 2/6/12	10,000	10,000
Oversea-Chinese Banking Corp., 0.25%, 12/21/11	15,000	14,998
0.27%, 12/21/11	3,475	3,474
		73,472
Supranational – 0.2%
European Investment Bank, 0.61%, 5/11/12	5,000	4,986
Technology – 1.0%
Automatic Data Processing, Inc., 0.06%, 12/14/11	36,130	36,129
Total Commercial Paper
(Cost $277,076)		277,076

CORPORATE NOTES/BONDS – 3.4%
Foreign Agency and Regional Governments – 1.6%
Bank of Nederlandse Gemeenten, 0.66%, 2/27/12, FRN (1)(2)	10,000	10,000
Network Rail Infrastructure Finance PLC, 0.54%, 3/16/12 (2)	8,030	8,030
Network Rail Infrastructure Finance PLC, Government Gtd., 0.52%, 10/12/12 (2)	10,000	10,000
Royal Bank of Scotland PLC, Government Gtd., 3.00%, 12/9/11 (2)	5,000	5,003
1.50%, 3/30/12 (2)	6,855	6,879
2.63%, 5/11/12 (2)	14,410	14,554
		54,466
Non-U.S. Bank – Non-U.S. Government – 0.1%
Lloyds TSB Bank PLC, Government Gtd., 1.37%, 1/3/12, FRN (2)	5,000	5,016
Non-U.S. Depository Institutions – 0.3%
Australia and New Zealand Bank, 0.64%, 1/23/12, FRN (2)	10,000	10,003
Pharmaceuticals – 0.7%
Pfizer, Inc., 4.45%, 3/15/12	9,760	9,872

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO	8	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE NOTES/BONDS – 3.4% continued
Pharmaceuticals – 0.7% continued
Sanofi-Aventis S.A., 0.41%, 12/28/11, FRN	$13,375	$13,375
		23,247
Supranational – 0.7%
International Bank for Reconstruction & Development, 0.23%, 12/1/11, FRN	25,000	25,000
Total Corporate Notes/Bonds
(Cost $117,732)		117,732

EURODOLLAR TIME DEPOSITS – 26.7%
Non-U.S. Depository Institutions – 22.4%
Australia and New Zealand Bank, 0.15%, 12/1/11	15,395	15,395
Bank of Nova Scotia, Toronto Branch, 0.08%, 12/1/11	125,000	125,000
Barclays Bank PLC, London Branch, 0.12%, 12/1/11	150,000	150,000
Den Norske Bank, Grand Cayman Branch, 0.08%, 12/1/11	150,000	150,000
HSBC Holdings PLC, London Branch, 0.15%, 12/1/11	15,000	15,000
Lloyds TSB Bank PLC, London Branch, 0.10%, 12/1/11	50,000	50,000
Royal Bank of Scotland PLC, London Branch, 0.12%, 12/1/11	150,000	150,000
Svenska Handelsbanken, Cayman Islands, 0.08%, 12/1/11	125,000	125,000
		780,395
U.S. Depository Institutions – 4.3%
Chase Bank USA, Grand Cayman, 0.01%, 12/1/11	150,000	150,000
Total Eurodollar Time Deposits
(Cost $930,395)		930,395

U.S. GOVERNMENT AGENCIES – 9.0% (3)
Federal Farm Credit Bank – 0.9%
FFCB FRN, 0.30%, 12/1/11	15,000	14,997
0.19%, 12/20/11	15,000	14,991
		29,988

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 9.0% (3) continued
Federal Home Loan Bank – 5.5%
FHLB Bonds, 0.30%, 9/10/12	$15,000	$15,000
0.33%, 9/11/12	10,000	10,000
0.35%, 9/18/12	15,000	15,000
0.35%, 10/3/12	10,000	10,000
0.38%, 10/3/12	9,110	9,110
0.35%, 10/5/12	10,000	10,000
0.35%, 11/13/12	10,000	10,000
0.35%, 11/16/12	10,000	10,000
0.30%, 12/7/12	10,000	10,000
0.30%, 12/11/12	10,000	10,000
0.37%, 12/14/12	3,930	3,930
FHLB FRN, 0.24%, 12/1/11	15,000	15,000
0.25%, 12/1/11	10,000	10,000
0.26%, 12/1/11	30,000	30,000
0.22%, 12/3/11	25,000	25,002
		193,042
Federal Home Loan Mortgage Corporation – 2.0%
FHLMC Discount Notes, 0.07%, 2/23/12	25,000	24,996
FHLMC FRN, 0.22%, 12/1/11	25,000	25,011
0.20%, 12/3/11	10,000	9,995
0.21%, 12/21/11	10,000	9,994
		69,996
Federal National Mortgage Association – 0.6%
FNMA FRN, 0.32%, 12/1/11	10,000	9,996
0.24%, 12/12/11	10,000	9,995
		19,991
Total U.S. Government Agencies
(Cost $313,017)		313,017

U.S. GOVERNMENT OBLIGATIONS – 17.4%
U.S. Treasury Bills – 5.7%
0.01%, 12/1/11	39,155	39,155
0.01%, 12/8/11	100,000	100,000
0.01%, 12/15/11	60,000	60,000
		199,155
U.S. Treasury Notes – 11.7%
1.13%, 12/15/11	7,000	7,002

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	9	PRIME OBLIGATIONS PORTFOLIO

SCHEDULE OF INVESTMENTS

PRIME OBLIGATIONS PORTFOLIO continued

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT OBLIGATIONS – 17.4% continued
U.S. Treasury Notes – 11.7% continued
0.88%, 1/31/12	$30,000	$30,028
0.88%, 2/29/12	5,000	5,006
4.63%, 2/29/12	50,000	50,550
1.38%, 3/15/12	20,800	20,878
1.00%, 4/30/12	25,000	25,073
1.38%, 5/15/12	25,000	25,148
1.88%, 6/15/12	16,500	16,657
1.50%, 7/15/12	18,000	18,155
0.63%, 7/31/12	29,500	29,594
4.63%, 7/31/12	89,625	92,294
1.75%, 8/15/12	50,700	51,269
4.13%, 8/31/12	35,000	36,040
		407,694
Total U.S. Government Obligations
(Cost $606,849)		606,849

Investments, at Amortized Cost
($2,356,853)		2,356,853

REPURCHASE AGREEMENTS – 22.2%
Joint Repurchase Agreements – 0.7% (4)
Bank of America Securities LLC, dated 11/30/11, repurchase price $5,370 (secured by collateral in the amount of $5,528) 0.06%, 12/1/11	5,370	5,370
Morgan Stanley & Co., Inc., dated 11/30/11, repurchase price $5,370 (secured by collateral in the amount of $5,528) 0.10%, 12/1/11	5,370	5,370
Societe Generale, New York Branch, dated 11/30/11, repurchase price $5,370 (secured by collateral in the amount of $5,528) 0.10%, 12/1/11	5,370	5,370
UBS Securities LLC, dated 11/30/11, repurchase price $8,055 (secured by collateral in the amount of $8,293) 0.08%, 12/1/11	8,056	8,056
		24,166
Repurchase Agreements – 21.5% (5)
Barclays Capital, Inc., dated 11/30/11, repurchase price $150,000 (secured by collateral in the amount of $153,000) 0.10%, 12/1/11	150,000	150,000

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
REPURCHASE AGREEMENTS – 22.2% continued
Repurchase Agreements – 21.5% (5) continued
Merrill Lynch, Inc., dated 11/30/11, repurchase price $235,001 (secured by collateral in the amount of $242,050) 0.13%, 12/1/11	$235,000	$235,000
UBS Securities LLC, dated 11/30/11, repurchase price $365,001 (secured by collateral in the amount of $375,950) 0.14%, 12/1/11	365,000	365,000
		750,000
Total Repurchase Agreements
(Cost $774,166)		774,166

Total Investments – 89.9%
(Cost $3,131,019) (6)		3,131,019
Other Assets less Liabilities – 10.1%		350,085
NET ASSETS – 100.0%		$3,481,104

(1)	Restricted security has been deemed illiquid. At November 30, 2011, the value of the restricted illiquid security amounted to approximately $10,000,000 or 0.3% of net assets. Additional information on the restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)
Bank of Nederlandse Gemeenten, 0.66%, 2/27/12	8/18/11	$10,000

(2)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Institutional Funds.

(3)

The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.

(4)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$5,776	5.00% – 6.25%	8/15/23 – 5/15/37
U.S. Treasury Notes	$19,101	0.50% – 4.25%	1/15/12 – 11/15/20

(5)	The nature and terms of the collateral received for the repurchase agreements are as follows:

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO	10	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2011

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
FNMA	$446,260	3.50% – 6.00%	4/1/26 – 8/1/41
FHLB	$ 42,848	1.75% – 4.13%	8/22/12 – 12/13/19
FHLMC	$281,892	0.00% – 5.00%	4/4/12 – 1/1/41

(6)	The cost for federal income tax purposes was $3,131,019.

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Prime Obligations Portfolio’s investments, which are carried at amortized cost, which approximates fair value, as of November 30, 2011:

	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Investments held by Prime Obligations Portfolio	$–	$3,131,019(1)	$–	$3,131,019

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses significant transfers between levels based on valuations at the end of each reporting period. At November 30, 2011, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on November 30, 2010. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	11	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

ABBREVIATIONS AND OTHER INFORMATION	NOVEMBER 30, 2011

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS

FFCB	Federal Farm Credit Bank	FRCD	Floating Rate Certificates of Deposit
FHLB	Federal Home Loan Bank	FRN	Floating Rate Notes
FHLMC	Federal Home Loan Mortgage Corporation	Gtd.	Guaranteed
FNMA	Federal National Mortgage Association

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent either the stated date on the security or the next interest reset/puttable date for floating and variable rate securities.

Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

PRIME OBLIGATIONS PORTFOLIO	12	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS	NOVEMBER 30, 2011

1. ORGANIZATION

Northern Institutional Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 20 portfolios as of November 30, 2011, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Prime Obligations Portfolio (the “Portfolio”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments. Northern Trust Investments, Inc. (“NTI”, formerly known as and conducting business as Northern Trust Investments, N.A.), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for the Portfolio. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

The Portfolio is authorized to offer four classes of shares: Shares, Service Shares, Premier Shares and GFS Shares. Each class is distinguished by the level of administrative, liaison and transfer agent services provided. At November 30, 2011, Shares, Service Shares and GFS Shares were outstanding. Premier Shares are not currently offered to investors.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America or “GAAP”. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES The investments held by the Portfolio are valued at amortized cost, which the investment adviser has determined, pursuant to Board of Trustees’ authorization, approximates fair market value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B) REPURCHASE AGREEMENTS The Portfolio may enter into repurchase agreements under which it purchases securities for cash from a seller and agrees to resell those securities to the same seller within a specified time at a specified price. During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Portfolio, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolio, at the Federal Reserve Bank of Chicago. The Portfolio is subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”), the Portfolio and other portfolios of the Trust may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreement with the Portfolio and does not collect any additional fees from the Portfolio for such services. The Portfolio has entered into such joint repurchase agreements at November 30, 2011, as reflected in its accompanying Schedule of Investments.

C) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Portfolio determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method.

D) EXPENSES The Portfolio is charged for those expenses that are directly attributable to the Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to the Portfolio are allocated among all the portfolios in the Trust in proportion to each portfolio’s relative net assets.

E) DISTRIBUTIONS TO SHAREHOLDERS The Portfolio’s net investment income is declared daily and paid monthly. Net realized short-term capital gains, if any, in excess of net capital loss carryforwards, are declared and paid at least annually.

Distributions of net investment income with respect to a calendar month (including with respect to shares redeemed at any time during the month) are made as soon as practicable

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	13	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued

following the end of the month. Distributions are made by the Portfolio to Northern Trust in cash or automatically reinvested in additional shares of the Portfolio. Northern Trust has undertaken to credit or arrange for the crediting of such distributions to each shareholder’s account with Northern Trust, its affiliates or its correspondents. The Portfolio may periodically make reclassifications among certain of its capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and GAAP. These reclassifications may relate to net operating losses, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the net assets or the net asset value of the Portfolio. At November 30, 2011, the Portfolio reclassified approximately $150,000 of undistributed net investment income and $(150,000) of accumulated undistributed net realized losses.

F) FEDERAL INCOME TAXES No provision for federal income taxes has been made since the Portfolio’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and tax-exempt income to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules affecting the Portfolio. In general, the provisions of the Act will be effective for the Portfolio’s fiscal year ending November 30, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a Portfolio’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses are utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Portfolio, if any, will be contained within the “Federal Income Taxes” section of the financial statement notes for the fiscal year ending November 30, 2012.

At November 30, 2011, the tax component of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, was as follows:

Amount in thousands	UNDISTRIBUTED ORDINARY INCOME*
Prime Obligations	$203

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended November 30, 2011 and 2010 was as follows:

	DISTRIBUTED FROM ORDINARY INCOME*
Amounts in thousands	2011	2010
Prime Obligations	$4,313	$7,264

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of November 30, 2011, the Portfolio had no uncertain tax positions that would require financial statement recognition or disclosure. The Portfolio’s federal tax returns filed for the fiscal years ended November 30, 2007 through November 30, 2010 remain subject to examination by the Internal Revenue Service. Any interest or penalties incurred on future unknown, uncertain tax positions taken by the Portfolio will be recorded as interest expense on the Statement of Operations.

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment adviser is entitled to receive an advisory fee, computed daily and payable monthly, at an annual rate of 0.15 percent of the Portfolio’s average daily net assets. The investment adviser has contractually agreed to waive 0.05 percent of the advisory fees charged to the Portfolio. The contractual waiver arrangement is expected to continue until at least April 1, 2012. After this date, the investment adviser or the Portfolio may terminate the contractual arrangement. The Board of Trustees may terminate the contractual arrangement at any time with respect to the Portfolio if it determines that it is in the best interest of the Portfolio and its shareholders. The effect of this waiver by the investment adviser for the fiscal year ended November 30, 2011, is reflected as “Less waivers of investment advisory fees” in the accompanying Statement of Operations.

As compensation for the services rendered as the transfer agent, including the assumption of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at the following annual rates: (a) $18 for each subaccount relating to the Shares Class and GFS Shares Class of the Portfolio; (b) 0.01 percent of the average daily net asset value of the outstanding Service Shares Class of the Portfolio; and (c) 0.02 percent of the average daily net asset value of the outstanding Premier Shares Class of the Portfolio.

PRIME OBLIGATIONS PORTFOLIO	14	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

NOVEMBER 30, 2011

Class-specific transfer agent fees for the fiscal year ended November 30, 2011, were as follows:

Amounts in thousands	SHARES	SERVICE SHARES	GFS SHARES
Prime Obligations	$35	$6	$—

Certain amounts of transfer agent fees were reimbursed to the Portfolio by the investment adviser. For further information, please refer to Note 5.

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board of Trustees. The Portfolio has entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio’s custodian expenses. Custodian credits are shown as “Less custodian credits” in the Statement of Operations.

4. ADMINISTRATION, DISTRIBUTION AND OTHER AGREEMENTS

NTI, as Administrator, is entitled to an administration fee from the Portfolio at the annual rate of 0.10 percent of the average daily net assets of the Portfolio. Under the Administration Agreement with the Trust, which may be amended by the Trust’s Board of Trustees without shareholder approval, NTI, as Administrator, has agreed to reimburse expenses (including fees payable to NTI for its services as Administrator, but excluding investment advisory fees and related waivers, transfer agency fees, service agent fees, taxes, interest and other extraordinary expenses) (“Expenses”) that exceed on an annualized basis 0.10 percent of the Portfolio’s average daily net assets. In addition, NTI as Administrator has contractually agreed through at least April 1, 2012 to reimburse an additional portion of the Portfolio’s Expenses so that the Portfolio’s Expenses do not exceed 0.05 percent of its average daily net assets.

The expenses reimbursed during the fiscal year ended November 30, 2011, under such agreements are shown as “Less expenses reimbursed by administrator” in the accompanying Statement of Operations. The expense reimbursement receivable at November 30, 2011, is $277,000 and is shown as part of “Receivable from affiliates for expense reimbursements” on the accompanying Statement of Assets and Liabilities. The expense reimbursement is payable monthly by NTI as Administrator.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Portfolio. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

Northern Funds Distributors, LLC, the distributor for the Portfolio, received no compensation from the Portfolio under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolio. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in “Trustee Fees” on the Statement of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of the Trust and/or Global Tactical Asset Allocation Fund of Northern Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. ADDITIONAL EXPENSE REIMBURSEMENT

In order to avoid a negative yield, the investment adviser may reimburse class-specific and portfolio level expenses of the Portfolio, as necessary. Any such expense reimbursement would be voluntary and could be implemented, increased or decreased or discontinued at any time. During the fiscal year ended November 30, 2011, the investment adviser reimbursed class-specific and portfolio level expenses, including certain amounts of advisory, administrative, transfer agent, shareholder servicing fees and other expenses in order to avoid a negative yield, for the Portfolio. Portfolio level expenses reimbursed by the investment adviser were allocated among the share classes in proportion to the relative net assets of each class. The amounts reimbursed by the investment adviser are shown as “Less expenses reimbursed by investment adviser” in the Statement of Operations. The amounts outstanding at November 30, 2011, were $41,000 and are included as part of “Receivable from affiliates for expense reimbursements” in the Statement of Assets and Liabilities. Any such reimbursement is paid monthly to the Portfolio by the investment adviser.

6. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions under which they will render certain administrative support services and in some cases, personal and account maintenance services for their customers or investors who beneficially own Service Shares and Premier Shares. As

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	15	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued

compensation under the Service Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.25 percent and 0.50 percent of the average daily net asset value of the outstanding Service Shares and Premier Shares, respectively. The shareholder servicing fees are included in the Statement of Operations.

Certain amounts of shareholder servicing fees were reimbursed to the portfolio by the investment adviser. For further information, please refer to Note 5.

7. BANK BORROWINGS

Prior to December 9, 2010, the Trust had a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. The interest rate charged under the agreement was dependant on the type of loan. For base rate loans, the interest rate was the sum of the applicable margin (either 0.75 percent or zero) and the highest of (i) 0.50 percent in excess of the Federal Funds Rate, (ii) 1.00 percent in excess of the Adjusted London Interbank Offered Rate (“LIBOR”) and (iii) the prime lending rate. For LIBOR loans, the interest rate was the sum of the applicable margin (0.75 percent) and the LIBOR then in effect. For an Interbank Offered Rate (“IBOR”) loan, the interest rate was the sum of the applicable margin (0.75 percent) and the IBOR then in effect. In addition, there was an annual commitment fee of 12 basis points on the unused portion of the credit line under the agreement, payable quarterly in arrears, which is included in Other expenses on the Statement of Operations.

Effective December 9, 2010, the Trust entered into a $150,000,000 senior unsecured revolving credit facility administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the New Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month LIBOR on the date of borrowing exceeds the Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.25 percent. In addition there is an annual commitment fee of 10 basis points on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statement of Operations.

At a meeting held on November 4, 2011, the Board of Trustees of Northern Institutional Funds approved an agreement that modified the Credit Facility (as so modified, the “New Credit Facility”). The interest rate charged under the New Credit Facility will be equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month LIBOR on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there will be an annual commitment fee of 8 basis points on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility is anticipated to go into effect on December 1, 2011 and will expire on November 29, 2012, unless renewed.

At November 30, 2011, the Portfolio did not have any outstanding loans. The Portfolio did not incur any interest expense for the fiscal year ended November 30, 2011.

8 CAPITAL SHARE TRANSACTIONS

Transactions in Shares for the fiscal year ended November 30, 2011, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Shares	$20,886,307	$1,162	$(22,257,227)	$(1,369,758)
Service Shares	158,536	—	(167,626)	(9,090)
GFS Shares	631,271	—	(552,945)	78,326

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in capital shares for the fiscal year ended November 30, 2010, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Shares	$26,819,586	$1,304	$(26,585,030)	$235,860
Service Shares	188,585	—	(218,278)	(29,693)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

9. CAPITAL SUPPORT AGREEMENT AND AFFILIATED TRANSACTIONS

Effective February 21, 2008, and subsequently amended on July 15, 2008, September 29, 2008 and February 24, 2009, Northern Trust Corporation (the “Corporation”) entered into a Capital Support Agreement (“CSA”) with the Trust on behalf of the Portfolio.

Although it was not obligated to do so, the Corporation entered into the CSA in order to provide stability to the Portfolio and investors in the Portfolio. The Corporation did not receive any consideration from the Portfolio. Under the CSA, the Corporation committed to provide capital to the Portfolio in the event that the Portfolio realized a loss on the Whistlejacket Capital LLC Security (the “Security”). The Portfolio was required to promptly sell the Security upon the earlier of (i) any change in the Corporation’s short term credit ratings such that the Corporation’s

PRIME OBLIGATIONS PORTFOLIO	16	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

NOVEMBER 30, 2011

obligations no longer qualified as First Tier Securities under Rule 2a-7, or (ii) on the business day immediately prior to November 6, 2009. In addition, the Board of Trustees had the right, at its option, to cause the Portfolio to sell the Security at any time if it determined that the maximum amount under the CSA, reduced by any capital contributions previously made under the CSA to the Portfolio, was insufficient.

On June 25, 2009, the Portfolio sold the remaining position in the Security held in the Portfolio, realizing a loss on the sale. Pursuant to the CSA, the Corporation made an actual capital contribution payment to the Portfolio representing the loss incurred on the sale of the Security, meeting its contractual obligation under the CSA. On June 25, 2009, upon the sale of the Security, the CSA terminated.

On November 25, 2011, an affiliate of NTI purchased from the Portfolio all of the notes issued by Eksportfinans A/S that were held by the Portfolio for approximately $19,404,000. This transaction was effected pursuant to Rule 17a-9 under the 1940 Act, which permits an affiliate to purchase a security from a money market fund if that security is no longer an Eligible Security pursuant to Rule 2a-7 under the 1940 Act. Eksportfinans A/S was not an Eligible Security at the time of the transaction. This transaction resulted in no gain or loss to the Portfolio.

10. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Portfolio may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Portfolio. The maximum exposure to the Portfolio under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

11. NEW ACCOUNTING PRONOUNCEMENTS

On April 15, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03, Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements (“ASU No. 2011-03”). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financings (secured borrowings/lending agreements) as opposed to sales (purchases) with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts or footnote disclosures, if any.

On May 12, 2011, the FASB issued ASU No. 2011-04, Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”) modifying Accounting Standard’s Codification (“ASC”) 820. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU 2011-04 is for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of this requirement and the impact it will have to the Portfolio’s financial statement disclosures.

12. SUBSEQUENT EVENTS

At a meeting held on November 4, 2011, the Board of Trustees of Northern Institutional Funds approved the suspension of the Portfolio’s Service Shares servicing fee payments to be effective January 1, 2012.

Management has evaluated subsequent events for the Portfolio through the date the financial statements were issued, and has concluded, other than the item noted above, that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	17	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Northern Institutional Funds’ Shareholders and Board of Trustees:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Prime Obligations Portfolio (the “Portfolio”) of the Northern Institutional Funds as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Prime Obligations Portfolio at November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 19, 2012

PRIME OBLIGATIONS PORTFOLIOS	18	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

TAX INFORMATION	NOVEMBER 30, 2011 (UNAUDITED)

The American Jobs Creation Act (Sec. 871 (k)) allows a regulated investment company to designate interest related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered a U.S. person, for tax years beginning after December 31, 2004 and before January 1, 2012. The Trust has designated 100% of the Portfolio’s income as Qualified Interest Income (QII) for the fiscal year ended November 30, 2011.

The Portfolio designates the maximum amount required to distribute Long-Term capital gain under IRC 852(b)(2)(3).

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	19	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

FUND EXPENSES	NOVEMBER 30, 2011 (UNAUDITED)

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2011 through November 30, 2011.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 6/1/11 - 11/30/11” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

PRIME OBLIGATIONS

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/2011	ENDING ACCOUNT VALUE 11/30/2011	EXPENSES PAID* 6/1/11 - 11/30/11
Actual	0.15%	$1,000.00	$1,000.20	$0.75
Hypothetical	0.15%	$1,000.00	$1,024.32	$0.76	**
SERVICE SHARES
Actual	0.18%	$1,000.00	$1,000.10	$0.90
Hypothetical	0.18%	$1,000.00	$1,024.17	$0.91	**
GFS SHARES
Actual	0.15%	$1,000.00	$1,000.20	$0.75
Hypothetical	0.15%	$1,000.00	$1,024.32	$0.76	**

*	Expenses are calculated using the Portfolio’s annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2011. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolio’s actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

PRIME OBLIGATIONS PORTFOLIO	20	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

TRUSTEES AND OFFICERS	NOVEMBER 30, 2011 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 64 portfolios in the Northern Funds Complex—Northern Funds offers 44 portfolios and Northern Institutional Funds offers 20 portfolios.* The Northern Institutional Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

William L. Bax Age: 68 Trustee since 2005

•  Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•  Director of Big Shoulders Fund since 1997;

•  Director of Children’s Memorial Hospital since 1998;

•  Trustee of DePaul University from 1998 to 2009;

•  Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•  Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 71 Trustee since 1994

•  Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•  Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•  Founding Member and Director of the Illinois Venture Capital Association since 2001;

•  Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•  Member of the Board of Governors of The Metropolitan Club since 2003;

•  Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•  Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•  Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•  Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•  Private Equity Administrator of Illinois Technology Development Account from 2003 to 2006;

•  Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•  Chairman of ViMedicus, Inc. (a healthcare-related educational material provider) since 2010.

• None

Sharon Gist Gilliam Age: 68 Trustee since 2001

•  Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

•  CEO of Chicago Housing Authority from 2006 to 2007;

•  Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 67 Trustee since 1997

•  Chair and CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993;

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994;

•  Trustee of Rush University Medical Center.

• None

*	Ms. Skinner and Mr. Potter each oversee a total of 57 portfolios in the Northern Funds Complex—37 portfolios offered by Northern Funds and 20 offered by Northern Institutional Funds.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	21	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

TRUSTEES AND OFFICERS continued

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Michael H. Moskow Age: 73 Trustee since 2008

• Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

• Director of Commonwealth Edison since 2007;

• President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

• Director of Education Corporation of America since 2008;

• Chairman of the Japan America Society of Chicago since 2009;

• Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

• Member of the Board of Trustees of the Northwestern Memorial Foundation from 2004 to 2010;

• Member of the Board of Directors of the Civic Consulting Alliance since 2002;

• Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) since 2009;

• Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

• Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

• Member of the Board of Trustees of Lafayette College since 1996;

• Member of the Board of Directors of the National Futures Association since 2010.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm); • Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 54 Trustee since 2000	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 72 Trustee since 1982 and Chairman since 2008

• Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

• President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 68 Trustee since 2008

• Chief Investment Officer, The Allstate Corporation from January to July, 2002;

• Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

• Chairman and President of the Allstate Financial Group from 2002 to 2007;

• Chairman of the Investment Committee, Legal and General Investment Management—America, 2007;

• Board member, University of Wisconsin—Eau Claire Foundation from 2006 to present;

• Advisor, G.D. Searle Family Trusts from 2010 to present.

• GATX Corporation (transportation services); • Spirit Finance Corporation (real estate investment trust) (2003-2008).

PRIME OBLIGATIONS PORTFOLIO	22	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

NOVEMBER 30, 2011 (UNAUDITED)

INTERESTED TRUSTEE
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Stephen N. Potter (4) Age: 54 Trustee since 2008

• Director of The Northern Trust Company of Connecticut (f/k/a Northern Trust Global Advisors, Inc.) since May 2008;

• Chairman of Northern Trust Investments, Inc. since March 2008;

• President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

• Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

• Executive Vice President of Northern Trust Corporation since October 2003;

• Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

• Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

• Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST (1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 54 50 South LaSalle Street Chicago, IL 60603 President since 2000

• Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Director, The Northern Trust Company of Connecticut since August 2006; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 50 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	• Senior Vice President at Northern Trust Investments, Inc. since 2001; Senior Vice President at The Northern Trust Company since 2000.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	23	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Susan J. Hill Age: 55 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004

• Chief Compliance Officer of The Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Global Advisors, Inc. since 2007; Chief Compliance Officer of Northern Trust Investments, Inc. since 2005; Senior Vice President of Northern Trust Investments, Inc. since 2005; Vice President of Northern Trust Investments, Inc. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 48 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009

• Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and The Northern Trust Company of Connecticut since 2009; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 41 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

• Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 44 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008

• Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 43 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008

• Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

Michael Meehan Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011

• Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2008 to 2009; and Officer of Fund Administration of The Northern Trust Company from 2005 to 2008.

Craig R. Carberry, Esq. Age: 51 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

• Senior Counsel at The Northern Trust Company since May 2000; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisors, Inc. since 2007; Secretary of The Northern Trust Company of Connecticut since 2009; Secretary of NETS Trust from 2008 to 2009.

PRIME OBLIGATIONS PORTFOLIO	24	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

NOVEMBER 30, 2011 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Owen T. Meacham, Esq. Age: 40 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

• Senior Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2011; Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company from 2007 to 2011; Vice President and Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007.

Jose J. Del Real, Esq. Age: 34 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2011

• Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2011; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; and Associate at the law firm of Vedder Price P.C. from 2006 to 2010.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	25	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

THIS PAGE INTENTIONALLY LEFT BLANK

PRIME OBLIGATIONS PORTFOLIO	26	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

INDEX DEFINITIONS

PRIME OBLIGATIONS PORTFOLIO1

1 iMoneyNet Fund AverageTM — First Tier Institutional category includes only non-government institutional portfolios that also are not holding any second tier securities. Portfolio holdings of first tier portfolios include U.S. Treasury, U.S. other, repos, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes and asset-backed commercial paper. It is not possible to invest directly in an index.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	27	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds’ Proxy Voting Policies and Procedures and the Portfolio’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds’ Web site at northernfunds.com/institutional or the SEC’s Web site at sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

PRIME OBLIGATIONS PORTFOLIO	28	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

LIQUID ASSETS PORTFOLIO

2	PORTFOLIO MANAGEMENT COMMENTARY

3	STATEMENT OF ASSETS AND LIABILITIES

4	STATEMENT OF OPERATIONS

5	STATEMENT OF CHANGES IN NET ASSETS

6	FINANCIAL HIGHLIGHTS

7	SCHEDULE OF INVESTMENTS

7	LIQUID ASSETS PORTFOLIO

11	ABBREVIATIONS AND OTHER INFORMATION

12	NOTES TO THE FINANCIAL STATEMENTS

17	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

18	FUND EXPENSES

19	TRUSTEES AND OFFICERS

24	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Institutional Funds Liquid Assets Portfolio shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds Liquid Assets Portfolio prospectus, which contains more complete information about Northern Institutional Funds Liquid Assets Portfolio’s investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, performance would be reduced. Performance is based on net change in net asset value assuming reinvestment of all dividends and distributions.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Portfolio management strategies from those currently expected to be employed.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Institutional Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101,

not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value/No bank guarantee

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	1	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Contagion concerns from the Eurozone sovereign debt crisis spilled into the global financial system during the 12 months ended November 30, 2011, creating a dramatic flight-to-quality into U.S. Treasuries and temporarily lifting London Interbank Offered Rates or LIBOR rates. A second round of European stress test results was released, but reaction was muted by skepticism regarding the difficulty of the criteria and by continued volatility stemming from Europe’s debt crisis. By period end, Greece, Italy and Ireland all required financial assistance packages sponsored by the European Union and the International Monetary Fund, while uncertainty regarding Portugal and Spain continued to linger. In the face of tough criticism, the U.S. Federal Reserve and other global central banks launched several liquidity programs in an attempt to meet the challenges facing the global economy and boost confidence in the financial markets. The Federal Open Market Committee (FOMC) announced “Operation Twist,” another round of large-scale asset purchases in U.S. Treasuries with an expected completion deadline of June 2012. In addition, the FOMC opted to keep interest rates at 0.0% to 0.25% and maintained the “extended period of low rates” language in its policy statements. Meanwhile, U.S. economic conditions remained soft. While manufacturing data showed some positive signs, the economic outlook remains clouded by a fragile housing market, high unemployment and up-and-down consumer spending.

For the 12-month period ended November 30, 2011, the Liquid Assets Portfolio posted a 0.12% return. As of November 30, the Portfolio’s 7-day current yield was 0.07%.

The money market sector remains challenged by low absolute short-term rates and continued volatility stemming from the debt crisis in Europe. During the 12-month period, we targeted a long duration for the Portfolio relative to its benchmark given our expectation that short-term rates will remain low through 2013. We continue to manage the Portfolio conservatively by underweighting longer-maturity credits and overweighting U.S. government and U.S. agency securities.

ADDITIONAL INFORMATION

Performance quoted represents past performance and does not guarantee future results. Investment returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2011. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of fee waivers, the Current 7-Day Yield for the Portfolio would have been -0.05% as of November 30, 2011. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

Investment in the Portfolio is not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

MATURITY ANALYSIS

At November 30, 2011, the maturity analysis for the Liquid Assets Portfolio as a percentage of investments was:

MATURITY	%
OVERNIGHT (1 BUSINESS DAY)	47.0%
2 - 15 DAYS	16.3
16 - 30 DAYS	6.6
31 - 60 DAYS	5.3
61 - 97 DAYS	5.9
98 - 180 DAYS	5.6
181 - 270 DAYS	6.3
271 DAYS - 1 YEAR	5.3
1 - 2 YEARS	1.7

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	2	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES	NOVEMBER 30, 2011

Amounts in thousands, except per share data	LIQUID ASSETS PORTFOLIO
ASSETS:
Investments, at amortized cost	$1,127,092
Repurchase agreements, at cost which approximates fair value	319,919
Cash	3
Interest income receivable	1,573
Receivable from affiliated administrator	9
Prepaid and other assets	4
Total Assets	1,448,600
LIABILITIES:
Payable for securities purchased	21,420
Distributions payable to shareholders	64
Accrued administration fees	109
Trustee fees	22
Accrued other liabilities	11
Total Liabilities	21,626
Net Assets	$1,426,974
ANALYSIS OF NET ASSETS:
Capital stock	$1,427,713
Accumulated undistributed net realized loss	(739)
Net Assets	$1,426,974
Total Shares Outstanding (no par value, unlimited shares authorized)	1,427,712
Net Asset Value, Redemption and Offering Price Per Share	$1.00

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	3	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

STATEMENT OF OPERATIONS	FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2011

Amounts in thousands	LIQUID ASSETS PORTFOLIO
INVESTMENT INCOME:
Interest income	$3,090
EXPENSES:
Investment advisory fees	3,659
Administration fees	1,463
Custody, transfer agent and accounting fees	199
Printing fees	21
Professional fees	17
Trustee fees	15
Other	23
Total Expenses	5,397
Less waivers of:
Investment advisory fees	(3,659)
Custody, transfer agent and accounting fees	(195)
Less expenses reimbursed by administrator	(74)
Less custodian credits	(4)
Net Expenses	1,465
Net Investment Income	1,625
NET REALIZED GAINS:
Net realized gains on:
Investments	5
Net Gains	5
Net Increase in Net Assets Resulting from Operations	$1,630

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	4	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

	LIQUID ASSETS PORTFOLIO
Amounts in thousands	2011	2010
OPERATIONS:
Net investment income	$1,625	$2,519
Net realized gains on:
Investments	5	64
Net Increase in Net Assets Resulting from Operations	1,630	2,583
CAPITAL SHARE TRANSACTIONS:(1)
Net increase (decrease) in net assets resulting from capital share transactions	271,025	(256,945)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	271,025	(256,945)
DISTRIBUTIONS PAID:
From net investment income	(1,625)	(2,566)
Total Distributions Paid	(1,625)	(2,566)
Total Increase (Decrease) in Net Assets	271,030	(256,928)
NET ASSETS:
Beginning of year	1,155,944	1,412,872
End of year	$1,426,974	$1,155,944
Accumulated Undistributed Net Investment Income (Loss)	$–	$–

(1)	The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	5	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

LIQUID ASSETS PORTFOLIO
Selected per share data	2011	2010	2009		2008		2007
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	– (1)	– (1)	0.01		0.03		0.05
Net realized and unrealized gains (losses)	– (2)	– (2)	–	(2)	–	(2)	–
Total from Investment Operations	–	–	0.01		0.03		0.05
LESS DISTRIBUTIONS PAID:
From net investment income	– (3)	– (3)	(0.01)		(0.03)		(0.05)
Total Distributions Paid	–	–	(0.01)		(0.03)		(0.05)
Net Asset Value, End of Year	$1.00	$1.00	$1.00		$1.00		$1.00
Total Return(4)	0.12%	0.19%	0.60	%(5)	2.64	%(5)	5.34%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,426,974	$1,155,944	$1,412,872		$1,020,896		$2,798,068
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.10%	0.10%	0.10%		0.10%		0.10%
Expenses, before waivers, reimbursements and credits	0.37%	0.37%	0.37%		0.37%		0.37%
Net investment income, net of waivers, reimbursements and credits	0.11%	0.19%	0.52%		2.71%		5.21%
Net investment income (loss), before waivers, reimbursements and credits	(0.16)%	(0.08)%	0.25%		2.44%		4.94%

(1)	Per share amount from net investment income was less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amount from distributions paid from net investment income was less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	Without the value of the Capital Support Agreement, the total return would have been 1.14% and 2.36% for the fiscal years ended November 30, 2009 and November 30, 2008, respectively.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	6	LIQUID ASSETS PORTFOLIO

SCHEDULE OF INVESTMENTS

LIQUID ASSETS PORTFOLIO	NOVEMBER 30, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
ASSET-BACKED SECURITIES – 0.1%
Auto Receivables – 0.1%
Honda Auto Receivables Owner Trust, Series 2011-2, Class A1, 0.25%, 1/25/12	$947	$947
Mercedes-Benz Auto Receivables Trust, Series 2011-1, Class A1, 0.22%, 1/20/12	904	904
		1,851
Total Asset-Backed Securities
(Cost $1,851)		1,851

CERTIFICATES OF DEPOSIT – 5.5%
Non-U.S. Depository Institutions – 5.5%
Australia and New Zealand Bank, 0.46%, 2/16/12, FRCD	7,510	7,510
Bank of Montreal, Chicago Branch, 0.34%, 12/27/11, FRCD	2,000	2,000
Bank of Nova Scotia, Houston, 0.21%, 12/1/11, FRCD	5,000	5,000
0.41%, 1/27/12, FRCD	10,000	10,000
National Australia Bank, 0.42%, 1/17/12, FRCD	7,775	7,775
National Bank of Canada, New York Branch, 0.15%, 12/16/11	10,000	10,000
Rabobank Nederland N.V., New Zealand Branch, 0.32%, 1/18/12	15,000	15,000
Rabobank Nederland N.V., New York, 0.33%, 12/20/11, FRCD	10,000	10,000
Toronto Dominion Bank, New York, 0.33%, 12/12/11, FRCD	2,000	2,000
Westpac Banking Corp., New York, 0.33%, 12/13/11, FRCD	5,000	5,000
0.35%, 12/30/11, FRCD	5,000	5,000
		79,285
Total Certificates of Deposit
(Cost $79,285)		79,285

COMMERCIAL PAPER – 5.6%
Foreign Agency and Regional Governments – 1.8%
Caisse Damortissement De La Dette, 0.43%, 2/3/12	5,000	5,000
KFW, 0.20%, 1/12/12	15,000	14,996

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
COMMERCIAL PAPER – 5.6% continued
Foreign Agency and Regional Governments – 1.8% continued
0.20%, 1/19/12	$5,000	$4,999
		24,995
Multi-Seller Conduits – 0.2%
Fairway Finance Co. LLC, 0.26%, 12/15/11	2,145	2,145
Non-Depository Personal Credit – 1.2%
General Electric Capital Corp., 0.20%, 1/24/12	7,805	7,803
0.21%, 2/3/12	8,920	8,917
		16,720
Non-U.S. Depository Institutions – 0.8%
Commonwealth Bank of Australia, 0.35%, 12/5/11	2,000	2,000
0.36%, 12/5/11	5,000	5,000
0.46%, 2/6/12	5,000	5,000
		12,000
Pharmaceuticals – 0.4%
Sanofi-Aventis S.A., 0.10%, 12/12/11	1,835	1,835
0.11%, 2/15/12	3,310	3,309
		5,144
Retailers – 0.3%
Wal-Mart Stores, 0.07%, 12/27/11	4,920	4,920
Technology – 0.9%
Automatic Data Processing, Inc., 0.06%, 12/14/11	13,495	13,495
Total Commercial Paper
(Cost $79,419)		79,419

CORPORATE NOTES/BONDS – 3.5%
Foreign Agency and Regional Governments – 1.7%
Bank of Nederlandse Gemeenten, 0.66%, 2/27/12, FRN (1)(2)	5,000	5,000
Eksportfinans A.S., 0.32%, 12/28/11, FRN (3)	1,200	1,200
Network Rail Infrastructure Finance PLC, 0.54%, 3/16/12 (2)	2,260	2,260
Royal Bank of Scotland PLC, Government Gtd., 3.00%, 12/9/11 (2)	5,000	5,003

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	7	LIQUID ASSETS PORTFOLIO

SCHEDULE OF INVESTMENTS

LIQUID ASSETS PORTFOLIO continued	NOVEMBER 30, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
CORPORATE NOTES/BONDS – 3.5% continued
Foreign Agency and Regional Governments – 1.7% continued
1.50%, 3/30/12 (2)	$2,180	$2,188
2.63%, 5/11/12 (2)	7,945	8,024
		23,675
Non-U.S. Depository Institutions – 0.4%
Australia & New Zealand Bank, 0.64%, 1/23/12, FRN (2)	5,000	5,002
Pharmaceuticals – 0.5%
Pfizer, Inc., 4.45%, 3/15/12	3,865	3,909
Sanofi-Aventis S.A., 0.41%, 12/28/11, FRN	3,725	3,725
		7,634
Supranational – 0.7%
International Bank for Reconstruction & Development, 0.23%, 12/1/11, FRN	10,000	10,000
U.S. Depository Institutions – 0.2%
Bank of America Corp., FDIC Gtd., 2.10%, 4/30/12 (4)	3,000	3,021
Total Corporate Notes/Bonds
(Cost $49,332)		49,332

EURODOLLAR TIME DEPOSITS – 30.2%
Non-U.S. Depository Institutions – 22.1%
Australia and New Zealand Bank, 0.15%, 12/1/11	5,925	5,925
Bank of Nova Scotia, Toronto Branch, 0.08%, 12/1/11	40,000	40,000
Barclays Bank PLC, London Branch, 0.12%, 12/1/11	50,000	50,000
Den Norske Bank, Grand Cayman Branch, 0.08%, 12/1/11	50,000	50,000
HSBC Holdings PLC, London Branch, 0.15%, 12/1/11	30,000	30,000
Lloyds TSB Bank PLC, London Branch, 0.10%, 12/1/11	40,000	40,000
Royal Bank of Scotland PLC, London Branch, 0.12%, 12/1/11	50,000	50,000
Svenska Handelsbanken, Cayman Islands, 0.08%, 12/1/11	50,000	50,000
		315,925

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
EURODOLLAR TIME DEPOSITS – 30.2% continued
U.S. Depository Institutions – 8.1%
Citibank N.A., Bahamas Branch, 0.11%, 12/1/11	$55,000	$55,000
JPMorgan Chase Bank, Nassau Branch, 0.01%, 12/1/11	60,000	60,000
		115,000
Total Eurodollar Time Deposits
(Cost $430,925)		430,925

U.S. GOVERNMENT AGENCIES – 16.6% (5)
Federal Farm Credit Bank – 1.3%
FFCB FRN, 0.18%, 12/1/11	5,000	4,999
0.30%, 12/1/11	5,000	4,999
0.19%, 12/20/11	5,000	4,997
0.28%, 12/20/11	3,000	3,000
		17,995
Federal Home Loan Bank – 9.5%
FHLB Bonds, 0.30%, 4/4/12	10,000	10,000
0.15%, 5/1/12	5,000	4,999
0.35%, 8/10/12	5,000	5,000
0.30%, 9/10/12	5,000	5,000
0.33%, 9/11/12	5,000	5,000
0.35%, 9/18/12	10,000	10,000
0.35%, 10/3/12	10,000	10,000
0.38%, 10/3/12	4,280	4,280
0.35%, 10/5/12	4,190	4,190
0.35%, 11/13/12	5,000	5,000
0.35%, 11/16/12	5,000	5,000
0.30%, 12/7/12	20,000	20,000
0.37%, 12/14/12	1,420	1,420
FHLB FRN, 0.24%, 12/1/11	15,000	14,995
0.25%, 12/1/11	5,000	5,000
0.26%, 12/1/11	15,000	14,999
0.22%, 12/3/11	10,000	10,001
		134,884
Federal Home Loan Mortgage Corporation – 4.1%
FHLMC Discount Notes, 0.07%, 2/23/12	10,000	9,998
FHLMC FRN, 0.22%, 12/1/11	10,000	10,004

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	8	LIQUID ASSETS PORTFOLIO

SCHEDULE OF INVESTMENTS

LIQUID ASSETS PORTFOLIO continued	NOVEMBER 30, 2011

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
U.S. GOVERNMENT AGENCIES – 16.6% (5) continued
Federal Home Loan Mortgage Corporation – 4.1% continued
0.20%, 12/3/11	$5,000	$4,998
0.20%, 12/4/11	5,000	4,997
0.20%, 12/17/11	10,000	9,992
0.21%, 12/21/11	5,000	4,997
0.20%, 12/24/11	14,000	13,998
		58,984
Federal National Mortgage Association – 1.7%
FNMA FRN, 0.32%, 12/1/11	10,000	9,996
0.24%, 12/12/11	5,000	4,997
0.28%, 12/23/11	10,000	10,002
		24,995
Total U.S. Government Agencies
(Cost $236,858)		236,858

U.S. GOVERNMENT OBLIGATIONS – 16.7%
U.S. Treasury Bills – 4.6%
0.01%, 12/1/11	15,065	15,065
0.01%, 12/8/11	50,000	50,000
		65,065
U.S. Treasury Notes – 12.1%
1.13%, 12/15/11	6,000	6,002
0.88%, 1/31/12	8,000	8,007
0.88%, 2/29/12	3,000	3,004
4.63%, 2/29/12	20,000	20,222
1.38%, 3/15/12	7,960	7,990
1.00%, 4/30/12	10,000	10,029
1.38%, 5/15/12	20,000	20,118
1.88%, 6/15/12	10,000	10,095
1.50%, 7/15/12	8,000	8,069
0.63%, 7/31/12	10,500	10,534
4.63%, 7/31/12	36,930	38,030
1.75%, 8/15/12	10,000	10,113
4.13%, 8/31/12	20,000	20,594
		172,807
Total U.S. Government Obligations
(Cost $237,872)		237,872

	PRINCIPAL AMOUNT (000S)	VALUE (000S)
MUNICIPAL INVESTMENTS – 0.8%
Oregon – 0.8%
Lincoln City Senior Living LLC and Lakeview Operations LLC Taxable Variable Rate Demand Senior Living Facility Revenue Bonds, (FHLB of San Francisco LOC), 0.20%, 12/8/11	$11,550	$11,550
Total Municipal Investments
(Cost $11,550)		11,550

Investments, at Amortized Cost
($1,127,092)		1,127,092

REPURCHASE AGREEMENTS – 22.4%
Joint Repurchase Agreements – 15.1% (6)
Bank of America Securities LLC, dated 11/30/11, repurchase price $47,760 (secured by collateral in the amount of $49,165) 0.06%, 12/1/11	47,760	47,760
Morgan Stanley & Co., Inc., dated 11/30/11, repurchase price $47,760 (secured by collateral in the amount of $49,165) 0.10%, 12/1/11	47,760	47,760
Societe Generale, New York Branch, dated 11/30/11, repurchase price $47,760 (secured by collateral in the amount of $49,165) 0.10%, 12/1/11	47,760	47,760
UBS Securities LLC, dated 11/30/11, repurchase price $71,639 (secured by collateral in the amount of $73,747) 0.08%, 12/1/11	71,639	71,639
		214,919
Repurchase Agreements – 7.3% (7)
Goldman Sachs, dated 11/30/11, repurchase price $105,000 (secured by collateral in the amount of $108,150) 0.13%, 12/1/11	105,000	105,000
Total Repurchase Agreements
(Cost $319,919)		319,919

Total Investments – 101.4%
(Cost $1,447,011) (8)		1,447,011
Liabilities less Other Assets – (1.4)%		(20,037)
NET ASSETS – 100.0%		$1,426,974

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	9	LIQUID ASSETS PORTFOLIO

SCHEDULE OF INVESTMENTS

LIQUID ASSETS PORTFOLIO continued	NOVEMBER 30, 2011

(1)	Restricted security has been deemed illiquid. At November 30, 2011, the value of the restricted illiquid security amounted to approximately $5,000,000 or 0.4% of net assets. Additional information on the restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000S)
Bank of Nederlandse Gemeenten, 0.66%, 2/27/12	8/18/11	$5,000

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Institutional Funds.
(3)	The security is not an Eligible Security (as defined in Rule 2a-7 under the Investment Company Act of 1940) since it was downgraded by Moody’s on November 22, 2011. The Portfolio’s Board of Trustees determined that it was not in the best interest of the Portfolio to dispose of the security.
(4)	Security issued under the terms of the Temporary Liquidity Guaranty Program by the Federal Deposit Insurance Corp. (“FDIC”). Under the terms of this program, the FDIC guarantees payment of principal and interest.
(5)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(6)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$51,366	5.00% – 6.25%	8/15/23 – 5/15/37
U.S. Treasury Notes	$169,876	0.50% – 4.25%	1/15/12 – 11/15/20

(7)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000S)	COUPON RATES	MATURITY DATES
FNMA	$31,420	4.00% – 4.50%	2/1/41 – 11/1/41
FHLMC	$76,730	3.38%	9/1/40

(8)	The cost for federal income tax purposes was $1,447,011.

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Liquid Assets Portfolio’s investments, which are carried at amortized cost, which approximates fair value, as of November 30, 2011:

	LEVEL 1 (000S)	LEVEL 2 (000S)	LEVEL 3 (000S)	TOTAL (000S)
Investments held by Liquid Assets Portfolio	$–	$1,447,011 (1)(2)	$–	$1,447,011

(1)	Classifications as defined in the Schedule of Investments.
(2)	Investments held by Liquid Assets Portfolio are carried at amortized cost and therefore are classified as Level 2. An investment in Liquid Assets Portfolio itself may be categorized as Level 1, due to quoted market prices being available in active markets.

The Portfolio discloses significant transfers between levels based on valuations at the end of each reporting period. At November 30, 2011, there were no significant transfers between Level 1 and Level 2 based on levels assigned to the securities on November 30, 2010. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	10	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

ABBREVIATIONS AND OTHER INFORMATION	NOVEMBER 30, 2011

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS

FDIC	Federal Deposit Insurance Corporation
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
FRCD	Floating Rate Certificates of Deposit
FRN	Floating Rate Notes
Gtd.	Guaranteed

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent the stated date on the security, the next interest reset/puttable date for floating rate and variable rate securities or the prerefunded date for these types of securities.

Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	11	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS	NOVEMBER 30, 2011

1. ORGANIZATION

Northern Institutional Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 20 portfolios as of November 30, 2011, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Liquid Assets Portfolio (the “Portfolio”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments. Northern Trust Investments, Inc. (“NTI”, formerly known as and conducting business as Northern Trust Investments, N.A.), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for the Portfolio. Northern Trust serves as the custodian and transfer agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America “GAAP”. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 3:00 P.M. Central time, on each day the NYSE is open for trading.

A) VALUATION OF SECURITIES The investments held by the Portfolio are valued at amortized cost, which the investment adviser has determined, pursuant to Board of Trustees’ authorization, approximates fair market value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B) REPURCHASE AGREEMENTS The Portfolio may enter into repurchase agreements under which it purchases securities for cash from a seller and agrees to resell those securities to the same seller within a specified time at a specified price. During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Portfolio, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolio, at the Federal Reserve Bank of Chicago. The Portfolio is subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”), the Portfolio and other portfolios of the Trust may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreement with the Portfolio and does not collect any additional fees from the Portfolio for such services. The Portfolio has entered into such joint repurchase agreements at November 30, 2011, as reflected in its accompanying Schedule of Investments.

C) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Portfolio determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method.

D) EXPENSES The Portfolio is charged for those expenses that are directly attributable to the Portfolio. Expenses incurred which do not specifically relate to the Portfolio are allocated among all the portfolios in the Trust in proportion to each portfolio’s relative net assets.

E) DISTRIBUTIONS TO SHAREHOLDERS The Portfolio’s net investment income is declared daily and paid monthly. Net realized short-term capital gains, if any, in excess of net capital loss carryforwards, are declared and paid at least annually.

Distributions of net investment income with respect to a calendar month (including with respect to shares redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by the Portfolio to Northern Trust in cash. Northern Trust has undertaken to credit or arrange for the crediting of such distributions to each shareholder’s account with Northern Trust, its affiliates or its correspondents. The Portfolio may periodically make

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	12	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued	NOVEMBER 30, 2011

reclassifications among certain of its capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and GAAP. These reclassifications may relate to net operating losses, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the net assets or the net asset value of the Portfolio. There were no reclassifications at November 30, 2011.

F) FEDERAL INCOME TAXES No provision for federal income taxes has been made since the Portfolio’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and tax-exempt income to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules affecting the Portfolio. In general, the provisions of the Act will be effective for the Portfolio’s fiscal year ending November 30, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a Portfolio’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses are utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Portfolio, if any, will be contained within the “Federal Income Taxes” section of the financial statement notes for the fiscal year ending November 30, 2012.

At November 30, 2011, the capital loss carryforward for U.S. federal income tax purposes and the respective year of expiration was as follows:

Amount in thousands	NOVEMBER 30, 2017
Liquid Assets	$739

The Portfolio may offset future capital gains with this capital loss carryforward.

The following capital loss carryforwards were utilized at November 30, 2011, for U.S. Federal income tax purposes:

Amount in thousands
Liquid Assets	$5

At November 30, 2011, the tax component of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, was as follows:

Amount in thousands	UNDISTRIBUTED ORDINARY INCOME*
Liquid Assets	$86

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended November 30, 2011 and 2010 was as follows:

	DISTRIBUTED FROM ORDINARY INCOME*
Amounts in thousands	2011	2010
Liquid Assets	$1,751	$2,556

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of November 30, 2011, the Portfolio had no uncertain tax positions that would require financial statement recognition or disclosure. The Portfolio’s federal tax returns filed for the fiscal years ended November 30, 2007 through November 30, 2010 remain subject to examination by the Internal Revenue Service. Any interest or penalties incurred on future unknown, uncertain tax positions taken by the Portfolio will be recorded as interest expense on the Statement of Operations.

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment adviser is entitled to receive an advisory fee, computed daily and payable monthly, at an annual rate of 0.25 percent of the Portfolio’s average daily net assets. The investment adviser has contractually agreed to waive all of the advisory fees charged to the Portfolio. The contractual waiver arrangement is expected to continue until at least April 1, 2012. After this date, the investment adviser or the Portfolio may terminate the contractual arrangement. The Board of Trustees may terminate the contractual arrangement at any time with respect to the Portfolio if it determines that it is in the best interest of the Portfolio and its shareholders. The effect of this waiver by the investment adviser for the fiscal year ended November 30, 2011, is reflected as “Less waivers of investment advisory fees” in the accompanying Statement of Operations.

As compensation for services rendered as custodian and transfer agent, including the assumption of the expenses related thereto, Northern Trust receives compensation based on a pre-determined

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	13	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued	NOVEMBER 30, 2011

schedule of charges approved by the Board of Trustees. Until further notice, Northern Trust has voluntarily agreed to waive all of the custodian and transfer agent fees exclusive of the custodian fee credits described below. The effect of this fee waiver by Northern Trust for the fiscal year ended November 30, 2011, is reflected as “Less waivers of custody fees and accounting fees” in the accompanying Statement of Operations.

The Portfolio has entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio’s custodian expenses. Custodian credits, are shown as “Less Custodian Credits” in the Statement of Operations.

4. ADMINISTRATION, DISTRIBUTION AND OTHER AGREEMENTS

NTI, as Administrator, is entitled to an administration fee from the Portfolio at the annual rate of 0.10 percent of the average daily net assets of the Portfolio. Under the Administration Agreement with the Trust, which may be amended by the Trust’s Board of Trustees without shareholder approval, NTI, as Administrator, has agreed to reimburse expenses (including fees payable to NTI for its services as Administrator, but excluding investment advisory fees and related waivers, custody, transfer agency fees, taxes, interest and other extraordinary expenses) that exceed on an annualized basis 0.10 percent of the Portfolio’s average daily net assets.

The expenses reimbursed during the fiscal year ended November 30, 2011, under such agreements are shown as “Less expenses reimbursed by administrator” in the accompanying Statement of Operations. The expense reimbursement receivable at November 30, 2011, is shown as “Receivable from affiliated administrator” in the accompanying Statement of Assets and Liabilities. The expense reimbursement is payable monthly by NTI as Administrator.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Portfolio. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

Northern Funds Distributors, LLC, the placement agent for the Portfolio, received no compensation from the Portfolio under the placement agency agreement. However, it received compensation from NTI for its services as placement agent pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolio. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in “Trustee Fees” on the Statement of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of the Trust and/or Global Tactical Asset Allocation Fund of Northern Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. BANK BORROWINGS

Prior to December 9, 2010, the Trust had a $100,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. The interest rate charged under the agreement was dependent on the type of loan. For base rate loans, the interest rate was the sum of the applicable margin (either 0.75 percent or zero) and the highest of (i) 0.50 percent in excess of the Federal Funds Rate, (ii) 1.00 percent in excess of the Adjusted London Interbank Offered Rate (“LIBOR”) and (iii) the prime lending rate. For LIBOR loans, the interest rate was the sum of the applicable margin (0.75 percent) and the LIBOR then in effect. For an Interbank Offered Rate (“IBOR”) loan, the interest rate was the sum of the applicable margin (0.75 percent) and the IBOR then in effect. In addition, there was an annual commitment fee of 12 basis points on the unused portion of the credit line under the agreement, payable quarterly in arrears, which is included in Other expenses on the Statement of Operations.

Effective December 9, 2010, the Trust entered into a $150,000,000 senior unsecured revolving credit facility administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month LIBOR on the date of borrowing exceeds the Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.25 percent. In addition there is an annual commitment fee of 10 basis point on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statement of Operations.

At a meeting held on November 4, 2011, the Board of Trustees of Northern Institutional Funds approved an agreement that modified the Credit Facility (as so modified, the “New Credit Facility”). The interest rate charged under the New Credit Facility will be equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month LIBOR on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	14	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued	NOVEMBER 30, 2011

exceeds, plus (iii) 1.00 percent. In addition, there will be an annual commitment fee of 8 basis points on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility is anticipated to go into effect on December 1, 2011 and will expire on November 29, 2012, unless renewed.

At November 30, 2011, the Portfolio did not have any outstanding loans. The Portfolio did not incur any interest expense during the fiscal year ended November 30, 2011.

6. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended November 30, 2011, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	PAYMENTS FOR SHARES REDEEMED	NET INCREASE IN NET ASSETS
Liquid Assets	$5,524,164	$(5,253,139)	$271,025

*	The number of shares sold and redeemed approximates the dollar amount of transactions.

Transactions in capital shares for the fiscal year ended November 30, 2010, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	PAYMENTS FOR SHARES REDEEMED	NET DECREASE IN NET ASSETS
Liquid Assets	$4,891,460	$(5,148,405)	$(256,945)

*	The number of shares sold and redeemed approximates the dollar amount of transactions.

7. CAPITAL SUPPORT AGREEMENT

Effective February 21, 2008, and subsequently amended on July 15, 2008, September 29, 2008 and February 24, 2009, Northern Trust Corporation (the “Corporation”) entered into a Capital Support Agreement (“CSA”) with the Trust on behalf of the Portfolio.

Although it was not obligated to do so, the Corporation entered into the CSA in order to provide stability to the Portfolio and investors in the Portfolio. The Corporation did not receive any consideration from the Portfolio. Under the CSA, the Corporation committed to provide capital to the Portfolio in the event that the Portfolio realized a loss on the Whistlejacket Capital LLC Security (the “Security”). The Portfolio was required to promptly sell the Security upon the earlier of (i) any change in the Corporation’s short term credit ratings such that the Corporation’s obligations no longer qualified as First Tier Securities under Rule 2a-7, or (ii) on the business day immediately prior to November 6, 2009. In addition, the Board of Trustees had the right, at its option, to cause the Portfolio to sell the Security at any time if it determined that the maximum amount under the CSA, reduced by any capital contributions previously made under the CSA to the Portfolio, was insufficient.

On June 25, 2009, the Portfolio sold the remaining position in the Security held in the Portfolio, realizing a loss on the sale. Pursuant to the CSA, the Corporation made an actual capital contribution payment to the Portfolio representing the loss incurred on the sale of the Security, meeting its contractual obligation under the CSA. On June 25, 2009, upon the sale of the Security, the CSA terminated.

8. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Portfolio may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Portfolio. The maximum exposure to the Portfolio under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

9. NEW ACCOUNTING PRONOUNCEMENTS

On April 15, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03, Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements (“ASU No. 2011-03”). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financings (secured borrowings/lending agreements) as opposed to sales (purchases) with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts or footnote disclosures, if any.

On May 12, 2011, the FASB issued ASU No. 2011-04, Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”) modifying Accounting Standard’s Codification (“ASC”) 820. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	15	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued	NOVEMBER 30, 2011

unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU 2011-04 is for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of this requirement and the impact it will have to the Portfolio’s financial statement disclosures.

10. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Portfolio through the date the financial statements were issued and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

11. TAX INFORMATION (UNAUDITED)

The American Jobs Creation Act (Sec. 871 (k)) allows a regulated investment company to designate interest related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered a U.S. person, for tax years beginning after December 31, 2004 and before January 1, 2012. The Trust has designated 100% of the Portfolio’s income as Qualified Interest Income (QII) for the fiscal year ended November 30, 2011.

The Portfolio designates the maximum amount required to distribute Long-Term capital gain under IRC 852(b)(2)(3).

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	16	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Northern Institutional Funds’ Shareholders and Board of Trustees

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Liquid Assets Portfolio (the “Portfolio”) of the Northern Institutional Funds as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Liquid Assets Portfolio at November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 19, 2012

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	17	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

FUND EXPENSES	NOVEMBER 30, 2011 (UNAUDITED)

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2011 through November 30, 2011.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 6/1/11 - 11/30/11” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

LIQUID ASSETS

	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/11	ENDING ACCOUNT VALUE 11/30/11	EXPENSES PAID* 6/1/11 - 11/30/11
Actual	0.10%	$1,000.00	$1,000.40	$0.50
Hypothetical	0.10%	$1,000.00	$1,024.57	$0.51	**

*	Expenses are calculated using the Portfolio’s annualized expense ratio, which represents ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2011. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolio’s actual annualized expense ratio and an assumed rate of return of 5 percent per year before expenses.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	18	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

TRUSTEES AND OFFICERS	NOVEMBER 30, 2011 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 64 portfolios in the Northern Funds Complex—Northern Funds offers 44 portfolios and Northern Institutional Funds offers 20 portfolios.* The Northern Institutional Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

William L. Bax Age: 68 Trustee since 2005

• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

• Director of Big Shoulders Fund since 1997;

• Director of Children’s Memorial Hospital since 1998;

• Trustee of DePaul University from 1998 to 2009;

• Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

• Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 71 Trustee since 1994

• Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

• Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

• Founding Member and Director of the Illinois Venture Capital Association since 2001;

• Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

• Member of the Board of Governors of The Metropolitan Club since 2003;

• Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

• Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

• Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

• Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

• Private Equity Administrator of Illinois Technology Development Account from 2003 to 2006;

• Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

• Chairman of ViMedicus, Inc. (a healthcare-related educational material provider) since 2010.

• None

Sharon Gist Gilliam Age: 68 Trustee since 2001

• Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

• CEO of Chicago Housing Authority from 2006 to 2007;

• Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 67 Trustee since 1997

• Chair and CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993;

• Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994;

• Trustee of Rush University Medical Center.

• None

*	Ms. Skinner and Mr. Potter each oversee a total of 57 portfolios in the Northern Funds Complex—37 portfolios offered by Northern Funds and 20 offered by Northern Institutional Funds.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	19	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

TRUSTEES AND OFFICERS continued	NOVEMBER 30, 2011 (UNAUDITED)

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Michael H. Moskow Age: 73 Trustee since 2008

• Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

• Director of Commonwealth Edison since 2007;

• President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

• Director of Education Corporation of America since 2008;

• Chairman of the Japan America Society of Chicago since 2009;

• Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

• Member of the Board of Trustees of the Northwestern Memorial Foundation from 2004 to 2010;

• Member of the Board of Directors of the Civic Consulting Alliance since 2002;

• Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) since 2009;

• Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

• Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

• Member of the Board of Trustees of Lafayette College since 1996;

• Member of the Board of Directors of the National Futures Association since 2010.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm); • Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 54 Trustee since 2000	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 72 Trustee since 1982 and Chairman since 2008

• Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

• President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 68 Trustee since 2008

• Chief Investment Officer, The Allstate Corporation from January to July, 2002;

• Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

• Chairman and President of the Allstate Financial Group from 2002 to 2007;

• Chairman of the Investment Committee, Legal and General Investment Management—America, 2007;

• Board member, University of Wisconsin—Eau Claire Foundation from 2006 to present;

• Advisor, G.D. Searle Family Trusts from 2010 to present.

• GATX Corporation (transportation services); • Spirit Finance Corporation (real estate investment trust) (2003-2008).

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	20	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

TRUSTEES AND OFFICERS continued	NOVEMBER 30, 2011 (UNAUDITED)

INTERESTED TRUSTEE
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Stephen N. Potter (4) Age: 54 Trustee since 2008

• Director of The Northern Trust Company of Connecticut (f/k/a Northern Trust Global Advisors, Inc.) since May 2008;

• Chairman of Northern Trust Investments, Inc. since March 2008;

• President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

• Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

• Executive Vice President of Northern Trust Corporation since October 2003;

• Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

• Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

• Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST (1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 54 50 South LaSalle Street Chicago, IL 60603 President since 2000

• Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Director, The Northern Trust Company of Connecticut since August 2006; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 50 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	• Senior Vice President at Northern Trust Investments, Inc. since 2001; Senior Vice President at The Northern Trust Company since 2000.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	21	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

TRUSTEES AND OFFICERS continued	NOVEMBER 30, 2011 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Susan J. Hill Age: 55 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004

• Chief Compliance Officer of The Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Global Advisors, Inc. since 2007; Chief Compliance Officer of Northern Trust Investments, Inc. since 2005; Senior Vice President of Northern Trust Investments, Inc. since 2005; Vice President of Northern Trust Investments, Inc. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 48 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009

• Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and The Northern Trust Company of Connecticut since 2009; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 41 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

• Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 44 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008

• Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 43 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008

• Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

Michael Meehan Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011

• Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2008 to 2009; and Officer of Fund Administration of The Northern Trust Company from 2005 to 2008.

Craig R. Carberry, Esq. Age: 51 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

• Senior Counsel at The Northern Trust Company since May 2000; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisors, Inc. since 2007; Secretary of The Northern Trust Company of Connecticut since 2009; Secretary of NETS Trust from 2008 to 2009.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	22	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

TRUSTEES AND OFFICERS continued	NOVEMBER 30, 2011 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Owen T. Meacham, Esq. Age: 40 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

• Senior Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2011; Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company from 2007 to 2011; Vice President and Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007.

Jose J. Del Real, Esq. Age: 34 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2011

• Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2011; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; and Associate at the law firm of Vedder Price P.C. from 2006 to 2010.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	23	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds’ Proxy Voting Policies and Procedures and the Portfolio’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds’ Web site at northernfunds.com/institutional or the SEC’s Web site at sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	24	LIQUID ASSETS PORTFOLIO

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. William L. Bax is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Items 4(a) – 4(d): Audit, Audit-Related, Tax and All Other Fees

Fees billed by Ernst & Young LLP (“E&Y”), independent registered public accounting firm, related to the registrant. E&Y billed the registrant aggregate fees for services rendered to the registrant for the last two fiscal years as follows:

	2011		2010

	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved

(a) Audit Fees	$369,520	N/A	$369,600	N/A

(b) Audit-Related Fees	$0	$0	$0	$0

(c)Tax Fees	$62,480(1)	$0	$63,000(1)	$0

(d) All Other Fees	$0	$146,500(2)(3)	$0	$59,000(2)(3)

(1)	Federal and State tax return review. Excise tax return review.

(2)	Agreed upon procedures relating to transfer agent ($31,600 and $30,000 for fiscal years 2011 and 2010, respectively).

(3)	Subscription to online technical support for research on specific accounting, tax and technical matters ($115,000 and $29,000 for fiscal years 2011 and 2010, respectively).

“Service affiliates” as it relates to the aggregate “Audit Fees,” “Tax Fees” and “All Other Fees” that were billed by E&Y for the fiscal years ended November 30, 2011 and November 30, 2010 are Northern Trust Investments, Inc. (“NTI”) and Northern Trust Global Investments Limited (“NTGIL”) and entities controlling, controlled by or under common control with NTI and NTGIL that provide ongoing services to the registrant for assurance and related services that relate directly to the operations and financial reporting of the registrant. “Audit-Related Fees” are fees that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as “Audit Fees.” “Tax Fees” are fees for professional services rendered by E&Y for tax compliance, tax advice and tax planning. “All Other Fees” are for products and services provided by E&Y other than those reported as Audit, Audit-Related or Tax Fees.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the registrant’s Amended and Restated Audit Committee Charter adopted on August 3, 2006, and amended on May 7, 2009 and November 4, 2011, to the extent required by applicable regulations, all audit and non-audit services provided by the independent registered public accountants shall either be: (a) pre-approved by the registrant’s Audit Committee as a whole; or (b) between meetings of the Audit Committee by either the Chairman of the Audit Committee, the registrant’s designated Audit Committee Financial Expert (if any), or another member of the Audit Committee, provided that, in each case, such pre-approvals must be reported to the full Audit Committee at its next meeting.

Item 4(e)(2): Percentage of Fees Pre-Approved

During the time period covered by Items 4(a)-4(d), the registrant’s Audit Committee pre-approved 100% of the non-audit fees billed to the registrant and its service affiliates during the registrant’s last two fiscal years.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $5,309,000 and $4,222,000 for 2011 and 2010, respectively.

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The registrant’s Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Exhibit 99.CODE: Incorporated by reference to Exhibit 11(a)(1) to the report filed on Form N-CSR on February 6, 2004 (Accession Number 0001193125-04-016223).

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Northern Institutional Funds

By	/s/ Lloyd A. Wennlund
Lloyd A. Wennlund, President (Principal Executive Officer)

Date: February 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Lloyd A. Wennlund
Lloyd A. Wennlund, President (Principal Executive Officer)

Date: February 3, 2012

By	/s/ Randal Rein
Randal Rein, Treasurer(Principal Financial and Accounting Officer)

Date: February 3, 2012